OMB APPROVAL
                                                        OMB Number: 3235-0570

                                                        Expires: AUG. 31, 2010

                                                        Estimated average burden
                                                        hours per response: 18.9


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                              811-07142
-----------------------------------------------------------------

                       GENERAL ELECTRIC FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 09/30/08
                          -------------------------

GE Funds

                                                       Letter from the President

DEAR SHAREHOLDER:

Attached is the annual report for the GE Funds for the twelve-month period ended September 30, 2008. The report contains information about the performance of your fund, and other fund specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

Since the start of the fiscal period on October 1, 2007, market developments have been extremely challenging as the worst financial crisis since the Great Depression disrupted equity and fixed income markets and generated losses for investors around the globe. In the first half of the reporting period, obstacles to economic growth mounted as problems arising out of the subprime mortgage market collapse trickled into other sectors of the U.S. economy. Home prices fell, unemployment increased, credit markets seized, consumers retreated and energy and commodity prices spiked.

Early in the second half of the reporting period, markets briefly rallied amid sentiment that the credit crisis might be stabilizing. However, the markets reversed downward in mid-May, as the credit crisis continued and soaring oil and food prices pushed inflation to the forefront. Interest rate hikes were triggered around the world, as inflationary trends appeared to threaten the economic health of developed and developing economies alike. In the third quarter, attention turned back to the credit markets as the financial crisis intensified and spread outside of the United States. In September, global stock markets experienced extreme volatility and declined sharply as a series of unprecedented events led to the demise of several formerly irreproachable financial firms and dashed hopes for a quick economic recovery. As a crisis of confidence arose following the fall of four major U.S. financial institutions in 10 days, the Bush Administration abandoned its case-by-case approach to the problems of U.S. financial institutions and proposed a systematic approach to add liquidity to the financial system. Dramatic events of the month included:

- U.S. mortgage giants Fannie Mae and Freddie Mac being taken over by the government.

- Lehman Brothers, a survivor of the Great Depression, filing for bankruptcy.

- Merrill Lynch agrees to sell itself to Bank of America.

- AIG, the world's largest insurance company, is rescued by the government with an $85 billion loan in exchange for an almost 80% stake in its business.

- Reserve Primary, the country's oldest money market fund "broke the buck".

- U.S. Treasury proposed a $700 billion fund to address troubled assets at financial institutions.

- Morgan Stanley and Goldman Sachs, with their share prices plummeting, became bank holding companies and negotiated capital injections from Warren Buffett and Japanese bank Mitsubishi UFJ Group.

- Washington Mutual, the largest U.S. mortgage lending company, was seized by Federal regulators and its assets were sold to JP Morgan, the recent purchaser of Bear Stearns.

- The U.S. House of Representatives rejects the Emergency Economic Stabilization Act of 2008 on September 29. A revised version of the bill was subsequently approved by both the House and Senate.

Against this backdrop, financial markets posted disappointing results for the six- and 12-month periods ended September 30.

TOTAL RETURNS AS OF
SEPTEMBER 30, 2008    6-MONTH   12-MONTH
-------------------   -------   --------
U.S. equities (S&P
  500 Index)           (10.87)   (21.98)
Global equities
  (MSCI World Index)   (16.66)   (26.05)
International
  equities (MSCI
  EAFE Index)          (22.35)   (30.50)
Small-cap U.S.
  equities (Russell
  2000 Index)           (0.54)   (14.48)
Mid-cap U.S.
  equities (Russell
  Mid Cap Index)       (10.58)   (22.36)
U.S. fixed income
  (Lehman U.S.
  Aggregate Index)      (1.50)     3.65
U.S. government
  fixed income
  (Lehman Govt. Bond
  Index)                (0.03)     7.90
U.S. tax-exempt
  Income (Lehman
  Municipal Bond
  Index)                (2.59)    (1.87)




                                                             (PHOTO of CHAIRMAN)


(GE LOGO)


--------------------------------------------------------------------------------


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds

U.S. MARKETS

Although the Dow and the S&P 500 carved out fresh all time highs in October 2007, these levels were never seen again as stock prices plummeted over the balance of the reporting period. In the final quarter of 2007, financial companies began announcing billion dollar writedowns that continued in each following quarter. As 2008 began, economic growth continued to slow as consumers retreated and corporate earnings shrank against a backdrop of higher energy costs. Housing prices also continued to fall, foreclosures began to mount and unemployment began to rise. As financial institutions cut back on lending to preserve capital and avoid more losses, the Federal Reserve demonstrated its resolve to boost market liquidity by helping J.P. Morgan Chase acquire Bear Stearns and creating new credit facilities to allow investment banks and broker-dealers to borrow directly from the discount window for the first time. The Fed also lowered the fed funds target rate -- an interbank lending rate that banks use as a benchmark for their prime lending rates-- from 4.25% at the end of 2007 to 2.25% by the end of March. Although the Fed's bold policy actions did not immediately prompt banks to lend, they seemed to signal an inflection point that the worst of the crisis may be over.

Accordingly, stocks gained strength in April and May, but the rally fizzled quickly as oil price shocks sent the S&P 500 tumbling 8.6% in June, the worst June ever recorded for the Index. As inflation concerns grew, the Fed paused in its campaign to ease rates and the fed funds rate stood at 2.0% at the end of June. In the final quarter of the reporting period, stocks took a wild ride in an intense period for equity investors as the second wave of the financial crisis diminished the outlook for the U.S. economy. U.S. fixed income markets were panic stricken in September. The availability of credit dried up as banks hoarded cash, refusing to lend to other financial institutions for fear the counterparty may fail. A multitude of events changed the financial landscape as the U.S. government stepped in with various rescue plans to restore investor confidence. Central banks worldwide flooded the system with liquidity to ease the pressure; however, short-term markets remained tight with little credit being extended beyond overnight. As a result of these extreme funding issues and bank balance sheet pressures, LIBOR continued its grind higher over the quarter. Overnight LIBOR traded from 2.1% to 6.875% at the end of September. In an unprecedented flight to quality within money market instruments, 3-month Treasury Bills traded from 1.87% on July 1 to a low of 0.06% in September and ended the quarter at 0.90%. Commercial paper issuance declined and rates rose with most being issued at only one-day maturities at quarter-end.

INTERNATIONAL MARKETS

International equities posted broad-based declines over the reporting period, as all regions were impacted by stress in the credit markets, heightened risk aversion and further evidence of economic slowdowns in Europe and the Pacific Rim. Emerging markets fell farther than developed markets as risk aversion led to a flight to quality.

European stock markets took their cue from the credit markets and were marked down accordingly. Tightened liquidity continued to be the major story within the region as the interbank market all but dried up. The European Central Bank (ECB) and Bank of England injected substantial sums of money into the financial system, but the ECB resisted calls to reduce interest rates because of concerns about inflation and its optimistic outlook for future economic growth. Rates of economic growth varied around the region, with economic conditions in the United Kingdom mirroring those in the United States. Elsewhere, there were signs of slowing, particularly in Spain and Ireland, which had their own housing bubbles, and in Italy and France, where domestic consumption slowed. Germany was the exception, as business and consumer confidence remained relatively buoyant over the period and the nation's exports rose. In mid-September, the U.K. government facilitated the acquisition of HBOS, Britain's biggest mortgage lender, by Lloyds TSB. After the time frame of this report, this trend accelerated in October as a number of European governments took steps to guarantee deposits in their banks and extend lifelines to troubled financial institutions.

The Japanese market declined as the global slowdown curbed exports to the United States and Europe. Elsewhere in the region, Hong Kong sold off in concert with China, while Australia was impacted by the downturn in commodity prices.

Although the fundamentals for emerging economies still appeared strong earlier in the reporting period, the MSCI Emerging Markets Index fell 27% in the third quarter of 2008, the worst quarter on record. The plunge intensified in September, as fears of slower growth in developing economies and ongoing geopolitical concerns in Russia and Pakistan weighed heavily on emerging markets equities.

OUTLOOK

The unprecedented turmoil in global financial markets has unnerved Main Street investors and Wall Street veterans alike. Predicting the consequences of an unfinished crisis is perilous, but we believe that the world's central banks and regulators will do all that it takes to restore confidence and stability to the markets. Although we

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds
expect volatility to continue, the market correction has generated attractive equity valuations that are more appealing than they have been in years.

At GE Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. I encourage you to continue paying close attention to your portfolio and maintain a diversified investment approach.

Sincerely,

-s- Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Funds
October 2008

Mike Cosgrove is President and Chief Executive Officer-Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.


        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

GE Funds




Annual Report

September 30, 2008



(GE LOGO)

GE Funds




Table of Contents


FINANCIAL INFORMATION
NOTES TO PERFORMANCE............................................................    1
MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS
     GE U.S. Equity Fund........................................................    3
     GE Core Value Equity Fund..................................................   13
     GE Small-Cap Equity Fund...................................................   21
     GE Global Equity Fund......................................................   32
     GE International Equity Fund...............................................   40
     GE Premier Growth Equity Fund..............................................   49
     GE Strategic Investment Fund...............................................   56
     GE Government Securities Fund..............................................   76
     GE Short-Term Government Fund..............................................   83
     GE Tax-Exempt Fund.........................................................   90
     GE Fixed Income Fund.......................................................   96
     GE Money Market Fund.......................................................  109
NOTES TO SCHEDULES OF INVESTMENTS...............................................  116
FINANCIAL STATEMENTS
     Financial Highlights.......................................................  117
     Notes to Financial Highlights..............................................  129
     Statements of Assets and Liabilities.......................................  130
     Statements of Operations...................................................  134
     Statements of Changes in Net Assets........................................  136
     Notes to Financial Statements..............................................  140
     Tax Disclosure -- 60 Day Notice............................................  155
ADVISORY AGREEMENT APPROVAL.....................................................  156
GE SMALL-CAP EQUITY FUND -- SPECIAL MEETING OF SHAREHOLDERS VOTING RESULTS......  160
ADDITIONAL INFORMATION..........................................................  163
INVESTMENT TEAM.................................................................  166



--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

                                                              September 30, 2008

Notes to Performance

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Classes A, B and C shares are shown both with and without the imposition of the front-end sales charge (for Class A shares) and contingent deferred sales charges (for Class B and Class C shares), assuming the deduction of the current maximum applicable sales charges as described in Note 1 of the Notes to Financial Statements. Periods less than one year are not annualized.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

A portion of the GE Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

GE Asset Management Incorporated ("GEAM") agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued at the end of their terms without notice in the future. Additional information about the expense limitations is contained in Note 4 to the Notes to the Financial Statements.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000(R) Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index comprises the 3000 largest U.S.-domiciled companies. The MSCI World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. The LB Government Bond Index is a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. The LB 1-3 Year Government Bond Index is a market value-weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. The LB 10-Year Muni Index is an unmanaged index composed of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GEAM in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GEAM's presentation thereof.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Funds and a wholly owned subsidiary of GEAM, the investment adviser of the GE Funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer

                                                              September 30, 2008

Notes to Performance


categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the GE Strategic Investment Fund for which we use the specific Lipper peer group and the GE Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

     + Returns are those of the predecessor Class C, which was combined with Class A as of the close of business on September 17, 1999. The Average Annual Total Return figures for Class A with load have been adjusted to reflect Class A sales charges.

    ++ Effective as of the close of business on September 17, 1999, the distribution and service fees were reduced on Class A shares. Had the distribution and service fees not been reduced, the Class A performance results would have been lower.

   (a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

GE U.S. Equity Fund

The GE U.S. Equity Fund is managed by a team of portfolio managers that includes George A. Bicher, Stephen V. Gelhaus, Thomas R. Lincoln and Paul C. Reinhardt. Each of the foregoing portfolio managers manages (or co-manages) one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund's assets that are allocated to, and managed by, a particular portfolio manager on the Fund's portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. The weightings to each sub-portfolio in the Fund, which can be changed at any time but generally remain stable for 18 to 24 months, are driven by the objective of keeping the Fund "style neutral" such that it combines growth and value investment management styles and does not tend to favor either style. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE U.S. Equity Fund returned -17.86% for Class A shares, -18.48% for Class B shares, -18.47% for Class C shares, -9.59% for Class R shares (January 29, 2008, to September 30, 2008) and -17.65% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 850 Large-Cap Core funds returned an average of -21.95% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials,


Pictured from left to right: Thomas R. Lincoln, Paul C. Reinhardt, Stephen V. Gelhaus and George A. Bicher

(PORTFOLIO MANAGERS)

GE U.S. Equity Fund


     and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

     Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's high quality large cap holdings helped to protect the Fund from the entirety of the S&P 500 downdraft this year. Eight out of ten S&P 500 sectors have added positively to relative performance, with the greatest single contribution coming from outperforming stocks within technology. Our technology holdings fell just 15% (less than the overall market) versus the 23% decline of the benchmark sector, led by strength in Western Union (+18%) and Qualcomm (+3%) -- both of which have executed well in a tough environment and continued to beat and raise earnings estimates throughout the year. Avoiding many of the minefields within financials also helped returns; for example, AIG was not held when it was announced on September 16, 2008 that the Federal Reserve and Treasury Department had intervened to stabilize the company. Strong relative performers in financials included, Blackrock (+13%), Ace (-9%) and State Street (-15%). The Fund enjoyed solid contributions from health care, energy, the consumer sectors and utilities sectors. Other significant single-stock contributors to portfolio strength included Amgen (+5%), Genentech (+14%), Pepsi (0%) and Hess (+24%).

     The global cyclical sectors which have lagged so far this year have negatively impacted our performance: industrials and materials. The rising cost of fuel and growing global growth concerns have punished aircraft-related stocks, and most global cyclicals, such as: Textron (-52%), a leading manufacturer of business jets, and Allegheny Technologies (-69%), a maker of light specialty metals used in aircraft manufacturing. Both of these stocks have languished in the difficult environment for aircraft. While we have trimmed Textron -- the stock was a top performer last year, rising +45.0% -- we have maintained conviction in Allegheny Technologies, as it leverages the long-term secular trend towards lighter, more fuel-efficient aircraft. Growth concerns also weighed on global wireless provider, NII Holdings (-54%). Another individual holding that detracted from performance was United Health (-48%). We reduced our position in United Health on deteriorating fundamentals, and fortunately strength among our biotech holdings more than offset its negative portfolio impact. Similarly, poor performers within financials, including Citigroup (-54%), were more than offset by relative strength among the balance of the Fund's financials. Selected key underweights also weighed on relative performance, including Wells Fargo (+10%), Johnson and Johnson (+8%) and McDonald's (+19%).

GE U.S. Equity Fund



Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. No. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. We continued to be relatively defensively positioned, although at September 30, 2008, our largest overweight was in technology -- an area that we believe could benefit from multiple expansion in the months to come due to the generally healthy state of corporate balance sheets and its above average growth prospects. Our technology holdings tend to be less economically sensitive, with high recurring revenues and ample free cash flow.

     In the continuing credit market dislocation, the Fund's underweight in financials benefited performance. The odds of a recession continued to increase during the period, and we remained comfortable with our positioning in this environment. We have expected our large cap, high quality companies to demonstrate the financial flexibility and balance sheet strength to weather an economic slowdown, and to benefit from a flight to quality in skittish markets. Valuations of many of our holdings remain below historical averages, despite strong relative earnings performance. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                925.14                3.99
     Class B                     1,000.00                922.02                7.76
     Class C                     1,000.00                921.80                7.76
     Class R                     1,000.00                924.30                5.35
     Class Y                     1,000.00                926.76                2.73
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.83                3.99
     Class B                     1,000.00              1,017.15                7.77
     Class C                     1,000.00              1,017.15                7.77
     Class R                     1,000.00              1,019.51                5.35
     Class Y                     1,000.00              1,022.06                2.73
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.79% for Class A shares, 1.54% for Class B shares, 1.54% for Class C shares, 0.54% for Class Y shares and 1.06% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-7.49)% for Class A shares, (-7.80)% for Class B shares, (-7.82)% for Class C shares, (-7.32)% for Class Y shares and (-7.57)% for Class R shares.

FPO

FPO

FPO

FPO
GE U.S. EQUITY FUND

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value





---------------------------------

Microsoft Corp.             3.11%

---------------------------------

PepsiCo, Inc.               2.99%

---------------------------------

Cisco Systems, Inc.         2.86%

---------------------------------

Amgen, Inc.                 2.61%

---------------------------------

Comcast Corp. (Class A)     2.39%

---------------------------------

Exxon Mobil Corp.           2.31%

---------------------------------

JP Morgan Chase & Co.       2.26%

---------------------------------

QUALCOMM Inc.               2.22%

---------------------------------

Intel Corp.                 2.12%

---------------------------------

Industrial Select Sector

  SPDR Fund                 2.05%

---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of issuers that are tied economically to the U.S. under normal circumstances.

LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             850     600      339

---------------------------------------------

Peer group
average annual        (21.-
total return:            95)%   4.3%    2.71%
---------------------------------------------


Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                   ONE       FIVE     TEN                       $10,000
                  YEAR       YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                 ------     -----    ----    ------------    -------------
GE U.S. Equity   (17.86)%   5.05%    4.06%     01/05/93          14,889
W/load           (22.58)%   3.81%    3.45%                       14,033
S&P 500 Index    (21.98)%   5.17%    3.06%                       13,514



--------------------------------------------------------------------------------
CLASS B SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                   ONE       FIVE     TEN                      $10,000
                  YEAR       YEAR    YEAR    COMMENCEMENT   INVESTMENT(A)
                 ------     -----    ----    ------------   -------------
GE U.S. Equity   (18.48)%   4.26%    3.60%     12/22/93         14,243
W/load           (21.40)%   4.26%    3.60%
S&P 500 Index    (21.98)%   5.17%    3.06%                      13,514



--------------------------------------------------------------------------------
CLASS C SHARES

(FPO)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                  ONE     FIVE      SINCE                       $10,000
                 YEAR     YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                ------    ----    ---------   ------------   -------------
GE U.S. Equity  (18.47)%  4.26%      0.98%      09/30/99         10,914
W/load          (19.20)%  4.26%      0.98%
S&P 500 Index   (21.98)%  5.17%      0.62%                       10,574



--------------------------------------------------------------------------------
CLASS R SHARES

(FPO)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                 THREE     SIX     SINCE                     $10,000
                MONTHS   MONTHS  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                ------   ------  ---------  ------------  -------------
GE U.S. Equity   (7.15)%  (7.57)%   (9.59)%   01/29/08        9,041
S&P 500 Index    (8.37)% (10.87)%  (14.14)%                   8,586

GE U.S. Equity Fund


                                                 CLASS Y SHARES

                                                 (PERFORMANCE GRAPH)
                                                 AVERAGE ANNUAL TOTAL RETURN FOR
                                                 THE PERIODS ENDED SEPTEMBER 30,
                                                 2008

                                                                  ENDING
                                                                VALUE OF A
                   ONE      FIVE      TEN                        $10,000
                  YEAR      YEAR     YEAR     COMMENCEMENT    INVESTMENT(A)
                 ------     ----     ----     ------------    -------------
GE U.S. Equity   (17.65)%   5.31%    4.33%      11/29/93          15,277
S&P 500 Index    (21.98)%   5.17%    3.06%                        13,514


                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE U.S. EQUITY FUND                                           September 30, 2008

SCHEDULE OF INVESTMENTS

GE U.S. EQUITY FUND

Portfolio Composition as a % of Market Value of $353,948
(in thousands) as of September 30, 2008

                                     (CHART)


                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 96.4%

------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.4%
CAE, Inc. ..................        193,559         $  1,547,452
Hexcel Corp. ...............         53,979              738,973    (a)
Honeywell International,
  Inc. .....................          7,904              328,411
Rockwell Collins, Inc. .....         24,056            1,156,853
United Technologies Corp. ..         18,374            1,103,542
                                                       4,875,231

BEVERAGES -- 3.5%
Pepsi Bottling Group,
  Inc. .....................         61,875            1,804,894
PepsiCo, Inc. ..............        148,712           10,598,704
                                                      12,403,598

BIOTECHNOLOGY -- 4.7%
Amgen, Inc. ................        155,877            9,238,830    (a)
Genentech, Inc. ............         64,120            5,686,162    (a)
Gilead Sciences, Inc. ......         44,276            2,018,100    (a)
                                                      16,943,092

CAPITAL MARKETS -- 4.9%
Ameriprise Financial,
  Inc. .....................         83,589            3,193,100
Bank of New York Mellon
  Corp. ....................         62,544            2,037,684
BlackRock, Inc. ............          3,436              668,302
Goldman Sachs Group, Inc. ..         49,893            6,386,304
State Street Corp. .........         92,386            5,254,916    (e)
                                                      17,540,306

CHEMICALS -- 1.0%
Monsanto Co. ...............         32,874            3,253,869
Praxair, Inc. ..............          6,858              491,993
                                                       3,745,862

COMMERCIAL BANKS -- 1.0%
SunTrust Banks, Inc. .......         37,281            1,677,272
US Bancorp. ................         49,485            1,782,450
                                                       3,459,722

COMMERCIAL SERVICES & SUPPLIES -- 0.6%
Iron Mountain, Inc. ........         83,582            2,040,237    (a)

COMMUNICATIONS EQUIPMENT -- 6.5%
Cisco Systems, Inc. ........        448,097           10,109,068    (a)
Corning Inc. ...............        107,621            1,683,192
QUALCOMM Inc. ..............        182,775            7,853,842
Research In Motion Ltd. ....         52,506            3,586,160    (a)
                                                      23,232,262

COMPUTERS & PERIPHERALS -- 2.2%
Apple, Inc. ................          3,437              390,649    (a)
Dell, Inc. .................         49,829              821,182    (a)
Hewlett-Packard Co. ........        103,566            4,788,892
International Business
  Machines Corp. ...........         17,526            2,049,841
                                                       8,050,564

CONSTRUCTION MATERIALS -- 0.1%
Vulcan Materials Co. .......          3,435              255,907

CONSUMER FINANCE -- 0.2%
American Express Co. .......         25,772              913,102

DIVERSIFIED FINANCIAL SERVICES -- 4.2%
Bank of America Corp. ......         30,928            1,082,480
Citigroup, Inc. ............        105,369            2,161,118
CME Group Inc. .............          9,960            3,700,240
JP Morgan Chase & Co. ......        170,998            7,985,607
                                                      14,929,445

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
AT&T, Inc. .................         18,901              527,716
Verizon Communications,
  Inc. .....................         56,702            1,819,567
                                                       2,347,283


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. EQUITY FUND                                           September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

ELECTRIC UTILITIES -- 1.5%
American Electric Power
  Company, Inc. ............         57,046         $  2,112,413
Edison International........         46,392            1,851,041
FirstEnergy Corp. ..........          8,591              575,511
FPL Group, Inc. ............         14,582              733,475
                                                       5,272,440

ELECTRICAL EQUIPMENT -- 0.4%
ABB Ltd. ADR................         50,517              980,030
Suntech Power Holdings
  Company Ltd. ADR..........         14,352              514,806    (a)
                                                       1,494,836

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%
Molex Inc. (Class A)........         71,596            1,489,913

ENERGY EQUIPMENT & SERVICES -- 4.3%
Halliburton Co. ............         47,424            1,536,063
Nabors Industries Ltd. .....         20,620              513,850    (a)
National Oilwell Varco,
  Inc. .....................         10,452              525,004    (a)
Schlumberger Ltd. ..........         73,308            5,724,622
Transocean, Inc. ...........         62,945            6,913,879
                                                      15,213,418

FOOD & STAPLES RETAILING -- 1.0%
Wal-Mart Stores, Inc. ......         58,533            3,505,541

FOOD PRODUCTS -- 2.0%
General Mills, Inc. ........         25,987            1,785,827
Kraft Foods, Inc. (Class
  A)........................         40,303            1,319,923
McCormick & Company, Inc. ..         71,732            2,758,095
Nestle S.A. ADR.............         31,616            1,353,165
                                                       7,217,010

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.6%
Baxter International,
  Inc. .....................         23,669            1,553,396
Boston Scientific Corp. ....        182,558            2,239,987    (a)
Covidien Ltd. ..............         47,489            2,553,009
Hologic, Inc. ..............         81,101            1,567,682    (a)
Medtronic, Inc. ............         63,268            3,169,727
Resmed, Inc. ...............         43,210            1,858,030    (a)
                                                      12,941,831

HEALTHCARE PROVIDERS & SERVICES -- 2.1%
Aetna, Inc. ................         39,415            1,423,276
Cardinal Health, Inc. ......         23,213            1,143,937
McKesson Corp. .............         43,043            2,316,144
UnitedHealth Group, Inc. ...        100,893            2,561,673
                                                       7,445,030

HOTELS RESTAURANTS & LEISURE -- 0.9%
Carnival Corp. .............         68,267            2,413,238
Darden Restaurants, Inc. ...         27,492              787,096
                                                       3,200,334

HOUSEHOLD PRODUCTS -- 3.1%
Clorox Co. .................         37,801            2,369,745
Kimberly-Clark Corp. .......        100,906            6,542,745
Procter & Gamble Co. .......         30,241            2,107,495
                                                      11,019,985

INDUSTRIAL CONGLOMERATES -- 1.3%
Textron, Inc. ..............        156,858            4,592,802

INSURANCE -- 4.1%
ACE Ltd. ...................         57,498            3,112,367
Allstate Corp. .............         17,182              792,434    (h)
AON Corp. ..................         35,052            1,575,938
Berkshire Hathaway, Inc.
  (Class B).................             78              342,810    (a)
Chubb Corp. ................         30,585            1,679,116
HCC Insurance Holdings,
  Inc. .....................         23,489              634,203
Marsh & McLennan Companies,
  Inc. .....................         17,526              556,626
MetLife, Inc. ..............         78,802            4,412,912
Prudential Financial,
  Inc. .....................         19,926            1,434,672
                                                      14,541,078

INTERNET SOFTWARE & SERVICES -- 1.0%
Baidu.com ADR...............          4,670            1,159,234    (a)
Google, Inc. (Class A)......          5,498            2,202,059    (a)
                                                       3,361,293

IT SERVICES -- 3.8%
Affiliated Computer
  Services, Inc. (Class A)..         24,399            1,235,321    (a)
Automatic Data Processing,
  Inc. .....................         34,460            1,473,165
Cognizant Technology
  Solutions Corp. (Class
  A)........................         57,389            1,310,191    (a)
Fidelity National
  Information Services,
  Inc. .....................         23,222              428,678
Lender Processing Services,
  Inc. .....................         16,834              513,774
Paychex, Inc. ..............        113,725            3,756,337
Western Union Co. ..........        190,994            4,711,822
                                                      13,429,288


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. EQUITY FUND                                           September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

LIFE SCIENCES TOOLS & SERVICES -- 0.2%
Thermo Fisher Scientific,
  Inc. .....................         10,519         $    578,545    (a)

MACHINERY -- 0.7%
Deere & Co. ................         21,650            1,071,675
Eaton Corp. ................         14,433              810,846
ITT Corp. ..................         13,745              764,359
                                                       2,646,880

MEDIA -- 6.3%
Comcast Corp. (Class A).....        428,344            8,446,944
Interpublic Group of
  Companies, Inc. ..........         65,313              506,176    (a)
Liberty Global, Inc. (Series
  C)........................         34,997              983,066    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................         73,954            1,846,631    (a)
Omnicom Group, Inc. ........        152,965            5,898,330
The Walt Disney Co. ........         23,023              706,576
Time Warner, Inc. ..........        201,034            2,635,556
Viacom, Inc. (Class B)......         62,888            1,562,138    (a)
                                                      22,585,417

METALS & MINING -- 1.5%
Alcoa, Inc. ................         26,120              589,790
Allegheny Technologies
  Inc. .....................         62,325            1,841,704
Barrick Gold Corp. .........         59,150            2,173,171
Freeport-McMoRan Copper &
  Gold, Inc. ...............         13,746              781,460
                                                       5,386,125

MULTILINE RETAIL -- 0.5%
Kohl's Corp. ...............         20,619              950,124    (a)
Target Corp. ...............         16,151              792,207
                                                       1,742,331

MULTI-UTILITIES -- 1.2%
Dominion Resources, Inc. ...         78,869            3,374,016
PG&E Corp. .................         21,092              789,895
                                                       4,163,911

OIL, GAS & CONSUMABLE FUELS -- 6.2%
Apache Corp. ...............         12,028            1,254,280
ConocoPhillips..............         13,402              981,696
Devon Energy Corp. .........         17,618            1,606,762
Exxon Mobil Corp. ..........        105,467            8,190,567    (h)
Hess Corp. .................         15,121            1,241,132
Marathon Oil Corp. .........        119,843            4,778,140
Southwestern Energy Co. ....         25,095              766,401    (a)
Suncor Energy, Inc. ........         52,440            2,209,822
Valero Energy Corp. ........         37,801            1,145,370
                                                      22,174,170

PERSONAL PRODUCTS -- 0.9%
Alberto-Culver Co. .........         54,042            1,472,104
The Estee Lauder Cos. Inc.
  (Class A).................         34,365            1,715,157
                                                       3,187,261

PHARMACEUTICALS -- 4.6%
Abbott Laboratories.........         64,039            3,687,366
Bristol-Myers Squibb Co. ...        177,748            3,706,046
Johnson & Johnson...........          7,560              523,757
Merck & Company, Inc. ......         69,233            2,184,993
Pfizer, Inc. ...............        168,388            3,105,075
Wyeth.......................         85,931            3,174,291    (h)
                                                      16,381,528

PROFESSIONAL SERVICES -- 0.2%
Monster Worldwide, Inc. ....         54,145              807,302    (a)

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%
CB Richard Ellis Group, Inc.
  (Class A).................         90,516            1,210,199    (a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.8%
Analog Devices, Inc. .......         29,210              769,683
Intel Corp. ................        399,777            7,487,823
Lam Research Corp. .........         27,492              865,723    (a)
Maxim Integrated Products,
  Inc. .....................         52,882              957,164
Microchip Technology Inc. ..          6,873              202,272
National Semiconductor
  Corp. ....................         36,083              620,988
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................        116,841            1,094,802
Texas Instruments Inc. .....         73,197            1,573,735
                                                      13,572,190

SOFTWARE -- 4.4%
Intuit, Inc. ...............         92,974            2,938,908    (a)
Microsoft Corp. ............        412,666           11,014,056    (h)
Oracle Corp. ...............         85,911            1,744,852    (a)
                                                      15,697,816

SPECIALTY RETAIL -- 3.1%
Bed Bath & Beyond, Inc. ....        173,821            5,459,718    (a)
Lowe's Companies, Inc. .....        164,649            3,900,535
O'Reilly Automotive, Inc. ..         13,457              360,244    (a)
Staples, Inc. ..............         56,527            1,271,857
                                                      10,992,354

TOBACCO -- 0.4%
Altria Group, Inc. .........         80,757            1,602,219


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. EQUITY FUND                                           September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

WIRELESS TELECOMMUNICATION SERVICES -- 1.6%
American Tower Corp. (Class
  A)........................         24,169         $    869,359    (a)
NII Holdings, Inc. (Class
  B)........................        108,534            4,115,609    (a)
Vodafone Group PLC ADR......         27,492              607,573
                                                       5,592,541
TOTAL COMMON STOCK
  (COST $367,674,488).......                         343,782,199

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 2.5%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................         90,438            1,798,812    (o)
Industrial Select Sector
  SPDR Fund.................        235,341            7,248,503    (o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $9,247,893).........                           9,047,315

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------

GEI Investment Fund
  (COST $145,776)...........        145,776              107,874    (k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $377,068,157).......                         352,937,388

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.3%
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.2%
GE Money Market Fund
  Institutional Class
  2.11%.....................                             525,147   (d,p)



                                      PRINCIPAL
                                         AMOUNT

TIME DEPOSIT -- 0.1%

State Street Corp. 1.40%
  10/01/08..................        $485,000             485,000    (e)

TOTAL SHORT-TERM INVESTMENTS
  (COST $1,010,147).........                           1,010,147

TOTAL INVESTMENTS
  (COST $378,078,304).......                         353,947,535

OTHER ASSETS AND
  LIABILITIES,
  NET -- 0.8%...............                           2,849,980
                                                    ------------

NET ASSETS -- 100.0%........                        $356,797,515
                                                    ============







OTHER INFORMATION

--------------------------------------------------------------------------------

The GE U.S. Equity Fund had the following short futures contracts open at September 30, 2008:

                                   NUMBER     CURRENT
                    EXPIRATION       OF       NOTIONAL    UNREALIZED
DESCRIPTION            DATE      CONTRACTS     VALUE     APPRECIATION
---------------------------------------------------------------------
S&P 500 Index
  Futures         December 2008      5      $(1,461,250)    $43,159




See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

The GE Core Value Equity Fund (formerly the "GE Value Equity Fund") is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus' trade decisions. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Core Value Equity Fund returned -15.86% for Class A shares, -16.42% for Class B shares, -16.45% for Class C shares, -8.39% for Class R shares (January 29, 2008 to September 30, 2008) and -15.56% for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 850 Large-Cap Core Funds returned an average of -21.95% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

     Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A.   Our emphasis on large cap companies that we believed to

(PAUL C. REINHARDT)


Pictured to the left:
Paul C. Reinhardt

GE Value Equity Fund


     be of the highest quality helped to shield the Fund from much of the S&P 500 index downside this year, with the most significant contributions coming from the financials, technology and consumer staples sectors. Strong stock picking among insurance companies was the single greatest contributor. For example, exiting AIG before it imploded aided returns, and Chubb (+5%) and AON (+2%) produced strong relative performance. Underweighting credit sensitive banks, capital markets and mortgage finance companies during the developing credit crisis also benefited the Fund's performance in financials. The Fund's technology holdings also outperformed, falling just 15% versus a decline of 23% for the benchmark sector. Good stock selection among computer hardware, IT services and software companies drove performance in the technology sector, with key contributions from Apple (+43% since we initiated our position), IBM (+1%), Western Union (+18%), Oracle (-6%) and Microsoft (-8%). In addition, stock selection in the defensive consumer staples sector has contributed to the Fund's strength versus the benchmark. Driven by strong relative performance in General Mills (+22% on solid market share gains and trends toward meals at home in the economic slowdown), Clorox (+6%) and Kimberly Clark (-4%) our staples holdings achieved a positive return of 5% versus virtually flat performance for the S&P 500 staples sector. The Fund thus benefited from both an overweight, as well as good stock selection in the best performing S&P 500 sector.

     In terms of negative impacts, traditional media stocks weighed most on returns as investors fretted a potential slowdown in advertisement spending in a weakening economy. Viacom and News Corp. both pulled back approximately 37% in this environment. Light specialty-metals producer, Allegheny Technologies (-69%) was another company hard-hit by economic concerns, although we continued to believe in the long-term growth prospects of a company that leverages the secular trend toward lighter aircraft production. While we eliminated Freddie Mac (-53%) before it was taken into conservatorship by the US government, its lagging performance while we owned it dragged on returns. Selected key underweight also weighed on relative performance, including Wells Fargo (+10%), Johnson and Johnson (+8%) and Bank of America (-27% amid a commercial banking sector that fell 32%. Weakness in Freddie Mac (-53% and eliminated during the year) was more than offset by strength among other holdings in the financial sector.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent, and we continued to employ a bottom-up relative value discipline to seek out underappreciated stocks with catalysts for growth or improving fundamentals. The Fund remained positioned for an economic slowdown, but we took advantage of many stocks trading at the low end of historic valuation ranges. For example we worked to reduce our underweight in financials, purchasing high quality companies that we believe can survive and gain share, and perhaps be part of the solution to the financial crisis.

     As of the end of the period, we were positioned with overweight positions in both consumer nondiscretionary and technology. As global growth concerns grew, we took profits in industrials and energy, and reduced our positions in these sectors. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, relative value approach to stock selection.

GE Value Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                939.55                5.85
     Class B                     1,000.00                936.17                9.61
     Class C                     1,000.00                935.59                9.61
     Class R                     1,000.00                938.49                7.16
     Class Y                     1,000.00                940.44                4.49
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,019.02                5.85
     Class B                     1,000.00              1,015.33                9.62
     Class C                     1,000.00              1,015.33                9.62
     Class R                     1,000.00              1,017.74                7.16
     Class Y                     1,000.00              1,020.34                4.49
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares, 0.89% for Class Y shares and 1.42% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-6.04)% for Class A shares, (-6.38)% for Class B shares, (-6.44)% for Class C shares, (-5.96)% for Class Y shares and (-6.15)% for Class R shares.

GE Value Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value


---------------------------------
Microsoft Corp.             3.25%
---------------------------------
Exxon Mobil Corp.           3.24%
---------------------------------
PepsiCo, Inc.               2.97%
---------------------------------
Kimberly-Clark Corp.        2.90%
---------------------------------
JP Morgan Chase & Co.       2.47%
---------------------------------
Omnicom Group, Inc.         2.17%
---------------------------------
Pfizer, Inc.                2.13%
---------------------------------
Industrial Select Sector
  SPDR Fund                 1.90%
---------------------------------
Bristol-Myers Squibb Co.    1.84%
---------------------------------
Hewlett-Packard Co.         1.82%
---------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal, circumstances. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.

LIPPER PERFORMANCE COMPARISON
Large Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             850     600      339

---------------------------------------------

Peer group
average annual        (21.-
total return:            95)%   4.3%    2.71%
---------------------------------------------


Lipper categories in peer group: Large Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Core Value
  Equity          (15.86)%  6.60%   4.96%     09/08/93          16,223
W/load            (20.69)%  5.35%   4.34%                       15,290
S&P 500 Index     (21.98)%  5.17%   3.06%                       13,514



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Core Value
  Equity          (16.42)%  5.83%   4.33%     09/08/93          15,281
W/load            (19.16)%  5.83%   4.33%
S&P 500 Index     (21.98)%  5.17%   3.06%                       13,514



--------------------------------------------------------------------------------

CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                   ENDING
                                                                 VALUE OF A
                  ONE     FIVE      SINCE                         $10,000
                 YEAR     YEAR    INCEPTION    COMMENCEMENT    INVESTMENT(A)
                ------    ----    ---------    ------------    -------------
GE Core Value
  Equity        (16.45)%  5.82%      1.95%       09/30/99          11,903
W/load          (17.13)%  5.82%      1.95%
S&P 500 Index   (21.98)%  5.17%      0.62%                         10,574



--------------------------------------------------------------------------------

CLASS R SHARES

(CHART)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                THREE     SIX      SINCE                       $10,000
               MONTHS   MONTHS   INCEPTION   COMMENCEMENT   INVESTMENT(A)
               ------   ------   ---------   ------------   -------------
GE Core Value
  Equity        (6.45)%  (6.15)%    (8.39)%    01/29/08         9,161
S&P 500 Index   (8.37)% (10.87)%   (14.14)%                     8,586

GE Value Equity Fund


                                                 CLASS Y SHARES

                                                 (FPO)AVERAGE ANNUAL TOTAL
                                                 RETURN FOR THE
                                                 PERIODS ENDED SEPTEMBER 30,
                                                 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Core Value
  Equity          (15.56)%  7.08%   5.33%     01/05/98          16,803
S&P 500 Index     (21.98)%  5.17%   3.06%                       13,514


                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE CORE VALUE EQUITY FUND                                     September 30, 2008

SCHEDULE OF INVESTMENTS

GE CORE VALUE EQUITY FUND

Portfolio Composition as a % of Market Value of $44,756
(in thousands) as of September 30, 2008

                                      (FPO)


                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 96.8%

------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.0%
Honeywell International,
  Inc. .....................          2,423         $   100,676
Rockwell Collins, Inc. .....          7,375             354,664
                                                        455,340

BEVERAGES -- 4.2%
Pepsi Bottling Group,
  Inc. .....................         18,964             553,180
PepsiCo, Inc. ..............         18,649           1,329,114
                                                      1,882,294

BIOTECHNOLOGY -- 1.3%
Amgen, Inc. ................         10,010             593,293     (a)

CAPITAL MARKETS -- 3.3%
Ameriprise Financial,
  Inc. .....................         16,857             643,937
Bank of New York Mellon
  Corp. ....................         19,176             624,754
BlackRock, Inc. ............          1,054             205,003
                                                      1,473,694

COMMERCIAL BANKS -- 1.2%
US Bancorp..................         15,172             546,495

COMMUNICATIONS EQUIPMENT -- 2.1%
Cisco Systems, Inc. ........         29,501             665,543     (a)
Corning Inc. ...............         17,912             280,144
                                                        945,687

COMPUTERS & PERIPHERALS -- 4.1%
Apple, Inc. ................          1,054             119,798     (a)
Dell, Inc. .................         15,278             251,781     (a)
Hewlett-Packard Co. ........         17,595             813,593
International Business
  Machines Corp. ...........          5,374             628,543
                                                      1,813,715

CONSTRUCTION MATERIALS -- 0.2%
Vulcan Materials Co. .......          1,055              78,598

CONSUMER FINANCE -- 0.6%
American Express Co. .......          7,903             280,003

DIVERSIFIED FINANCIAL SERVICES -- 3.9%
Bank of America Corp. ......          9,482             331,870
Citigroup, Inc. ............         14,749             302,502
JP Morgan Chase & Co. ......         23,707           1,107,117
                                                      1,741,489

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
AT&T, Inc. .................          5,795             161,796
Verizon Communications,
  Inc. .....................         17,385             557,885     (a)
                                                        719,681

ELECTRIC UTILITIES -- 3.1%
American Electric Power
  Company, Inc. ............         17,489             647,618
Edison International........         14,224             567,538
FirstEnergy Corp. ..........          2,634             176,452
                                                      1,391,608

ELECTRICAL EQUIPMENT -- 0.7%
ABB Ltd. ADR................         15,488             300,467

ENERGY EQUIPMENT & SERVICES -- 2.9%
Halliburton Co. ............         14,539             470,918
Nabors Industries Ltd. .....          6,322             157,544     (a)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE CORE VALUE EQUITY FUND                                     September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
National Oilwell Varco,
  Inc. .....................          3,161         $   158,777     (a)
Transocean, Inc. ...........          4,530             497,575
                                                      1,284,814

FOOD & STAPLES RETAILING -- 0.9%
Wal-Mart Stores, Inc. ......          6,322             378,625

FOOD PRODUCTS -- 3.4%
General Mills, Inc. ........          4,426             304,155
Kraft Foods, Inc. (Class
  A)........................          6,322             207,046
McCormick & Company, Inc. ..         14,751             567,176
Nestle S.A. ADR.............          9,693             414,860
                                                      1,493,237

HEALTHCARE EQUIPMENT & SUPPLIES -- 1.8%
Baxter International,
  Inc. .....................          1,266              83,088
Boston Scientific Corp. ....         46,885             575,279     (a)
Covidien Ltd. ..............          2,397             128,863
                                                        787,230

HEALTHCARE PROVIDERS & SERVICES -- 2.1%
Cardinal Health, Inc. ......          7,059             347,868
McKesson Corp. .............         10,536             566,942
                                                        914,810

HOTELS RESTAURANTS & LEISURE -- 0.5%
Darden Restaurants, Inc. ...          8,429             241,322

HOUSEHOLD PRODUCTS -- 6.0%
Clorox Co. .................         11,590             726,577
Kimberly-Clark Corp. .......         20,019           1,298,032
Procter & Gamble Co. .......          9,272             646,166
                                                      2,670,775

INDUSTRIAL CONGLOMERATES -- 0.4%
Textron, Inc. ..............          6,321             185,079

INSURANCE -- 7.1%
ACE Ltd. ...................         11,590             627,367
Allstate Corp. .............          5,268             242,960
AON Corp. ..................         10,747             483,185
Chubb Corp. ................          9,377             514,797
Marsh & McLennan Companies,
  Inc. .....................          5,374             170,678
MetLife, Inc. ..............         12,643             708,008
Prudential Financial,
  Inc. .....................          6,108             439,776
                                                      3,186,771

IT SERVICES -- 1.4%
Affiliated Computer
  Services, Inc. (Class A)..          7,481             378,763     (a)
Fidelity National
  Information Services,
  Inc. .....................          7,119             131,417
Western Union Co. ..........          5,268             129,962
                                                        640,142

LIFE SCIENCES TOOLS & SERVICES -- 0.4%
Thermo Fisher Scientific,
  Inc. .....................          3,225             177,375     (a)

MACHINERY -- 1.8%
Deere & Co. ................          6,637             328,532
Eaton Corp. ................          4,425             248,597
ITT Corp. ..................          4,216             234,452
                                                        811,581

MEDIA -- 7.4%
Comcast Corp. (Class A).....         35,297             696,057
Interpublic Group of
  Companies, Inc. ..........         20,016             155,124     (a)
Omnicom Group, Inc. ........         25,181             970,979
The Walt Disney Co. ........          7,058             216,610
Time Warner, Inc. ..........         61,637             808,061
Viacom, Inc. (Class B)......         19,282             478,965     (a)
                                                      3,325,796

METALS & MINING -- 2.7%
Alcoa, Inc. ................          8,010             180,866
Allegheny Technologies
  Inc. .....................          5,057             149,434
Barrick Gold Corp. .........         17,910             658,013
Freeport-McMoRan Copper &
  Gold, Inc. ...............          4,215             239,623
                                                      1,227,936

MULTI-UTILITIES -- 1.7%
Dominion Resources, Inc. ...         17,385             743,730

OIL, GAS & CONSUMABLE FUELS -- 7.7%
Apache Corp. ...............          1,580             164,762
ConocoPhillips..............          4,109             300,984
Devon Energy Corp. .........          1,686             153,763
Exxon Mobil Corp. ..........         18,649           1,448,281
Hess Corp. .................          4,636             380,523


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE CORE VALUE EQUITY FUND                                     September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Marathon Oil Corp. .........         16,330         $   651,077
Valero Energy Corp. ........         11,589             351,147
                                                      3,450,537

PERSONAL PRODUCTS -- 0.8%
The Estee Lauder Cos. Inc.
  (Class A).................          6,849             341,834

PHARMACEUTICALS -- 7.2%
Abbott Laboratories.........          5,492             316,229
Bristol-Myers Squibb Co. ...         39,512             823,825
Johnson & Johnson...........          2,318             160,591
Merck & Company, Inc. ......          8,850             279,306
Pfizer, Inc. ...............         51,625             951,965
Wyeth.......................         18,649             688,894
                                                      3,220,810

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 5.9%
Analog Devices, Inc. .......          8,955             235,964
Intel Corp. ................         42,144             789,357
Lam Research Corp. .........          8,429             265,429     (a)
Maxim Integrated Products,
  Inc. .....................         16,213             293,455
Microchip Technology Inc. ..          2,107              62,009
National Semiconductor
  Corp. ....................         11,063             190,394
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         35,824             335,667
Texas Instruments Inc. .....         22,443             482,524
                                                      2,654,799

SOFTWARE -- 4.5%
Microsoft Corp. ............         54,473           1,453,884
Oracle Corp. ...............         26,340             534,965     (a)
                                                      1,988,849

SPECIALTY RETAIL -- 1.4%
Bed Bath & Beyond, Inc. ....         14,751             463,329     (a)
Lowe's Companies, Inc. .....          7,376             174,737
                                                        638,066

TOBACCO -- 1.1%
Altria Group, Inc. .........         24,761             491,258

WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
Vodafone Group PLC ADR......          8,429             186,281

TOTAL COMMON STOCK
  (COST $46,523,756)........                         43,264,021
EXCHANGE TRADED FUNDS -- 2.4%
-----------------------------------------------------------------------
Financial Select Sector SPDR
  Fund......................         10,535             209,541     (o)
Industrial Select Sector
  SPDR Fund.................         27,559             848,817     (a)

TOTAL EXCHANGE TRADED FUNDS
  (COST $1,272,206).........                          1,058,358

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------
GEI Investment Fund
  (COST $23,156)............                             17,135     (k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $47,819,118)........                         44,339,514

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%                                                            (d,p)
  (COST $415,995) ..........                            415,995

TOTAL INVESTMENTS
  (COST $48,235,113)                                 44,755,509

LIABILITIES IN EXCESS OF
  OTHER
  ASSETS, NET -- (0.1)%.....                            (51,962)
                                                    -----------

NET ASSETS -- 100.0%........                        $44,703,547
                                                    ===========





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE Samll Cap Equity Fund

Palisade Capital Management, L.L.C. ("Palisade") is sub-adviser to the GE Small-Cap Equity Fund. Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GE Asset Management. Palisade has managed the Small-Cap Equity Fund since its inception. Note: Effective October 1, 2008, the assets of the GE Small-Cap Equity Fund will be allocated ("Allocated Assets") and managed by each of the following sub-advisers:
Palisade, Champlain Investment Partners, LLC, GlobeFlex Capital, LP and SouthernSun Asset Management, Inc. GEAM will be responsible for allocating the Allocated Assets among the sub-advisers in its sole discretion. See portfolio managers' biographical information beginning on page 165.

Q. HOW DID THE GE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Small-Cap Equity Fund returned -17.68% for Class A shares, -18.26% for Class B shares, -18.28% for Class C shares, -7.43% for Class R shares (January 29, 2008 to September 30, 2008) and -17.50% for Class Y shares. The Russell 2000 Index, the Fund's benchmark, returned -14.49% and the Fund's Lipper peer group of 796 Small-Cap Core Funds returned an average of -18.73% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The global financial landscape has changed dramatically as the tight domestic credit environment has spread to the rest of the world. The current period has been historic in the speed and magnitude of the declines in virtually all asset classes, with the exception of the safe haven of treasuries. High grade and high yield corporate bond spreads are at their widest levels in history. The lack of available credit has greatly reduced economic growth prospects and places future earnings prospects in serious doubt. The U.S. government and the Federal Reserve, acting in coordination with other central banks, are taking unprecedented steps to unlock frozen credit markets.

     The healing process in credit markets will require global deleveraging. A negative effect of this is investors abandoning long-term strategies in the short-run. This lack of confidence and direction is causing stocks to rotate from one sector to the next on a daily basis, and indicates that investors are unsure where the best place is to wait out this difficult environment and where to benefit from an eventual recovery. The volatility that has accompanied this deleveraging is unprecedented. The "VIX" index, a measure of volatility, is at all time highs and market swings of 2% from highs to lows occurred in 50% of the trading days thus far in 2008.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The main positive influences came from superior stock selection in the Consumer Discretionary and Financials sectors. The top contributors in the Consumer Discretionary sector were Aeropostale and Aaron Rents. Also, we made good decisions in the Financials sector by avoiding banks with subprime exposure. The top performers were Omega Healthcare Investors, BioMed Realty Trust and Raymond James Financial. The Fund was negatively impacted by weak stock selection in Health Care and Energy. The main culprit in Health Care was Healthways, which continues to face a challenging pricing environment. In Energy, Oil States International fell modestly. This had a large impact as it was one of the Fund's largest holdings.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE LAST FISCAL
     PERIOD?

A. There were no significant changes to the Fund during the period. We are optimistic about the resiliency of the economy and its eventual recovery, but

GE U.S. Equity Fund


     believe the process of rebuilding confidence will take time. We believe the actions taken by the Federal Reserve and the Treasury will help to stabilize the financial markets, rebuild investor confidence, and help to unlock the credit markets. This should bode well for small-caps and help to ignite further growth in companies with dominant franchises, strong competitive positions, and healthy earnings and balance sheets. As always, we seek companies that demonstrate consistent earnings growth, increasing return on invested capital, and improving free cash flow generation.

GE small cap equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                940.40                 7.35
     Class B                     1,000.00                937.38                11.17
     Class C                     1,000.00                937.07                11.22
     Class R                     1,000.00                939.53                 8.64
     Class Y                     1,000.00                941.28                 6.06
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,017.74                 7.16
     Class B                     1,000.00              1,014.10                10.88
     Class C                     1,000.00              1,014.05                10.93
     Class R                     1,000.00              1,016.51                 8.42
     Class Y                     1,000.00              1,018.97                 5.91
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.42% for Class A shares, 2.16% for Class B shares, 2.17% for Class C shares, 1.17% for Class Y shares and 1.67% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-5.96)% for Class A shares, (-6.26)% for Class B shares, (-6.29)% for Class C shares, (-5.87)% for Class Y shares and (-6.05)% for Class R shares.

GE U.S. Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value


---------------------------------
Interactive Data Corp.      1.71%
---------------------------------
Aeropostale, Inc.           1.28%
---------------------------------
HCC Insurance Holdings,
  Inc.                      1.27%
---------------------------------
Raymond James Financial,
  Inc.                      1.18%
---------------------------------
Molina Healthcare, Inc.     1.15%
---------------------------------
Blackbaud, Inc.             1.13%
---------------------------------
KV Pharmaceutical Co.
  (Class A)                 1.10%
---------------------------------
Arbitron, Inc.              1.09%
---------------------------------
Omega Healthcare
  Investors, Inc. (REIT)    1.08%
---------------------------------
BioMed Realty Trust, Inc.
  (REIT)                    1.07%
---------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal circumstances. The Fund uses a multi sub-adviser investment strategy that combines both growth and value investment management styles, which allows the Fund to benefit from both value and growth cycles in the marketplace.

LIPPER PERFORMANCE COMPARISON
Small Cap Core Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             796     493      204

---------------------------------------------

Peer group
average annual        (18.-
total return:            73)%  7.35%    8.87%
---------------------------------------------


Lipper categories in peer group: Small Cap Core


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Small-Cap
  Equity          (17.68)%  7.41%   9.61%     09/30/98          25,044
W/load            (22.42)%  6.15%   8.96%                       23,604
Russell 2000
  Index           (14.49)%  8.13%   7.83%                       21,245



--------------------------------------------------------------------------------
CLASS B SHARES

(w7100091)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Small-Cap
  Equity          (18.26)%  6.62%   9.12%     09/30/98          23,935
W/load            (20.85)%  6.62%   9.12%
Russell 2000
  Index           (14.49)%  8.13%   7.83%                       21,245



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                   ONE     FIVE     SINCE                       $10,000
                  YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                 ------    ----   ---------   ------------   -------------
GE Small-Cap
  Equity         (18.28)%  6.60%     7.48%      09/30/99         19,145
W/load           (18.93)%  6.60%     7.48%
Russell 2000
  Index          (14.49)%  8.13%     6.65%                       17,856



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                 THREE     SIX     SINCE                     $10,000
                MONTHS   MONTHS  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                ------   ------  ---------  ------------  -------------
GE Small-Cap
  Equity         (8.45)%  (6.05)%  (7.43)%    01/29/08        (9,257)
Russell 2000
  Index          (1.11)%  (0.54)%  (3.82)%                     9,618

GE U.S. Equity Fund


                                                 CLASS Y SHARES

                                                 (PERFORMANCE GRAPH)

                                                 AVERAGE ANNUAL TOTAL RETURN FOR
                                                 THE
                                                 PERIODS ENDED SEPTEMBER 30,
                                                 2008

                                                                 ENDING
                                                               VALUE OF A
                   ONE     FIVE     SINCE                       $10,000
                  YEAR     YEAR   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                 ------    ----   ---------   ------------   -------------
GE Small-Cap
  Equity         (17.50)%  7.68%     9.89%      09/30/98         25,680
Russell 2000
  Index          (14.49)%  8.13%     7.83%                       21,245


See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

GE SMALL-CAP EQUITY FUND

Portfolio Composition as a % of Market Value of $53,786
(in thousands) as of September 30, 2008

                                     (CHART)


                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 93.8%

------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 1.5%
Esterline Technologies
  Corp. ....................          1,910         $    75,617     (a)
Stanley Inc. ...............          4,488             165,652     (a)
Teledyne Technologies
  Inc. .....................          9,879             564,684     (a)
                                                        805,953

AIR FREIGHT & LOGISTICS -- 0.6%
Forward Air Corp. ..........          4,058             110,499
UTi Worldwide, Inc. ........         11,464             195,117
                                                        305,616

AIRLINES -- 0.0%*
Hawaiian Holdings, Inc. ....          2,875              26,680     (a)

AUTO COMPONENTS -- 0.8%
ATC Technology Corp. .......          2,169              51,492     (a)
Exide Technologies..........          6,092              44,959     (a)
Gentex Corp. ...............         17,531             250,693
Wonder Auto Technology,
  Inc. .....................          9,912              63,536     (a)
                                                        410,680

BEVERAGES -- 0.6%
Central European
  Distribution Corp. .......          7,311             331,993     (a)

BIOTECHNOLOGY -- 1.0%
Alkermes, Inc. .............          7,200              95,760     (a)
Cubist Pharmaceuticals,
  Inc. .....................          6,771             150,519     (a)
Martek Biosciences Corp. ...          2,132              66,987
OSI Pharmaceuticals, Inc. ..          2,919             143,878     (a)
PDL BioPharma, Inc. ........          7,520              70,011
                                                        527,155

BUILDING PRODUCTS -- 0.4%
Insteel Industries, Inc. ...          5,010              68,086
NCI Building Systems,
  Inc. .....................          3,922             124,524     (a)
                                                        192,610

CAPITAL MARKETS -- 1.8%
Affiliated Managers Group,
  Inc. .....................          2,400             198,840     (a)
GFI Group, Inc. ............         22,840             107,576
Raymond James Financial,
  Inc. .....................         19,314             636,976
                                                        943,392

CHEMICALS -- 2.1%
Arch Chemicals, Inc. .......          7,500             264,750
Innophos Holdings, Inc. ....          2,900              70,702
Koppers Holdings, Inc. .....          5,495             205,568
Landec Corp. ...............          2,200              18,018     (a)
NewMarket Corp. ............          1,709              89,825
Sensient Technologies
  Corp. ....................         13,505             379,896
Terra Industries, Inc. .....          4,000             117,600
                                                      1,146,359

COMMERCIAL BANKS -- 2.5%
CoBiz Financial, Inc. ......          3,800              45,638
Colonial BancGroup, Inc. ...         21,200             166,632
Cullen/Frost Bankers,
  Inc. .....................          8,372             502,320
Independent Bank Corp. .....          2,200              68,574
Sandy Spring Bancorp,
  Inc. .....................          3,885              85,859
Sterling Bancorp............          5,476              79,183
SVB Financial Group.........            500              28,960     (a)
Westamerica Bancorporation..          3,552             204,347
Wilmington Trust Corp. .....          5,051             145,620
                                                      1,327,133

COMMERCIAL SERVICES & SUPPLIES -- 2.9%
ABM Industries Inc. ........         17,800             388,752
Comfort Systems USA, Inc. ..         11,773             157,287
Healthcare Services Group...          8,362             152,941
Herman Miller, Inc. ........          8,917             218,199
Mcgrath Rentcorp............          1,000              28,820
Schawk, Inc. (Class A)......         13,569             205,163
Waste Connections, Inc. ....         11,717             401,893     (a)
                                                      1,553,055


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

COMMUNICATIONS EQUIPMENT -- 1.3%
BigBand Networks, Inc. .....          8,806         $    32,494     (a)
Blue Coat Systems, Inc. ....          5,522              78,357     (a)
Cogo Group, Inc. ...........          6,300              33,201     (a)
CommScope, Inc. ............          9,102             315,293     (a)
Comtech Telecommunications
  Corp. ....................            455              22,404     (a)
Oplink Communications,
  Inc. .....................          2,900              35,003     (a)
PC-Tel Inc. ................          8,900              82,948
Starent Networks Corp. .....          4,108              53,158     (a)
Viasat Inc. ................          3,000              70,740     (a)
                                                        723,598

COMPUTERS & PERIPHERALS -- 0.1%
Novatel Wireless, Inc. .....          6,500              39,390     (a)
Super Micro Computer,
  Inc. .....................          3,300              29,733     (a)
                                                         69,123

CONSTRUCTION & ENGINEERING -- 1.4%
Aecom Technology Corp. .....          1,000              24,440     (a)
EMCOR Group, Inc. ..........          1,000              26,320     (a)
Michael Baker Corp. ........            600              20,880     (a)
Quanta Services, Inc. ......         15,725             424,732     (a)
URS Corp. ..................          6,555             240,372     (a)
                                                        736,744

CONSUMER FINANCE -- 0.1%
Ezcorp Inc. (Class A).......          2,600              48,880     (a)

CONTAINERS & PACKAGING -- 1.5%
Aptargroup, Inc. ...........          8,873             347,023
Greif, Inc. (Class A).......          1,500              98,430
Packaging Corporation of
  America...................         16,539             383,374
                                                        828,827

DISTRIBUTORS -- 0.8%
LKQ Corp. ..................         26,345             447,075     (a)

DIVERSIFIED CONSUMER SERVICES -- 1.7%
K12, Inc. ..................          3,000              79,500     (a)
Matthews International Corp.
  (Class A).................          5,141             260,854
Pre-Paid Legal Services,
  Inc. .....................            600              24,756     (a)
Regis Corp. ................          7,775             213,813
Stewart Enterprises, Inc.
  (Class A).................         40,947             321,843
Universal Technical
  Institute, Inc. ..........          1,702              29,036     (a)
                                                        929,802

ELECTRIC UTILITIES -- 0.7%
Idacorp, Inc. ..............         12,321             358,418

ELECTRICAL EQUIPMENT -- 1.7%
Baldor Electric Co. ........          9,139             263,295
Belden, Inc. ...............          2,300              73,117
Brady Corp. (Class A).......          5,100             179,928
Polypore International,
  Inc. .....................          1,668              35,879     (a)
Woodward Governor Co. ......          9,546             336,687
                                                        888,906

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.9%
Anixter International,
  Inc. .....................          1,300              77,363     (a)
Benchmark Electronics,
  Inc. .....................          5,391              75,905     (a)
CPI International, Inc. ....          1,330              19,258     (a)
Daktronics, Inc. ...........          4,400              73,304
FARO Technologies, Inc. ....          6,500             132,405     (a)
National Instruments
  Corp. ....................          8,870             266,543
Newport Corp. ..............         19,900             214,522     (a)
Plexus Corp. ...............          3,889              80,502     (a)
Rofin-Sinar Technologies,
  Inc. .....................          2,076              63,546     (a)
                                                      1,003,348

ENERGY EQUIPMENT & SERVICES -- 4.5%
Atwood Oceanics, Inc. ......          2,200              80,080     (a)
Cal Dive International,
  Inc. .....................         10,303             109,212     (a)
Complete Production Services
  Inc. .....................          2,501              50,345     (a)
Dril-Quip, Inc. ............          9,324             404,568     (a)
Gulf Island Fabrication,
  Inc. .....................          1,300              44,811
Gulfmark Offshore, Inc. ....            600              26,928     (a)
Helix Energy Solutions
  Group, Inc. ..............         10,439             253,459     (a)
Lufkin Industries, Inc. ....          1,100              87,285
NATCO Group, Inc. (Class
  A)........................          4,477             179,886     (a)
Oceaneering International,
  Inc. .....................          4,350             231,942     (a)
Oil States International,
  Inc. .....................         12,906             456,227     (a)
PHI, Inc. ..................          2,101              77,590     (a)
Pioneer Drilling Co. .......         10,069             133,918     (a)
RPC, Inc. ..................          3,592              50,504
Superior Well Services,
  Inc. .....................          2,300              58,213     (a)
T-3 Energy Services, Inc. ..          2,044              75,873     (a)
Tetra Technologies, Inc. ...          8,369             115,911     (a)
                                                      2,436,752

FOOD PRODUCTS -- 3.5%
American Dairy Inc. ........          2,502              25,345     (a)
Darling International,
  Inc. .....................          9,129             101,423     (a)
Del Monte Foods Co. ........         36,012             280,894
Hain Celestial Group,
  Inc. .....................         11,685             321,688     (a)
Lancaster Colony Corp. .....          8,672             326,588
Lance, Inc. ................          7,600             172,444
Ralcorp Holdings, Inc. .....          3,765             253,799     (a)
Smithfield Foods, Inc. .....         25,103             398,636     (a)
                                                      1,880,817


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

HEALTHCARE EQUIPMENT & SUPPLIES -- 6.9%
American Medical Systems
  Holdings, Inc. ...........         20,944         $   371,965     (a)
Analogic Corp. .............            371              18,461
Angiodynamics, Inc. ........          6,700             105,860     (a)
Arthrocare Corp. ...........          9,173             254,276     (a)
Conmed Corp. ...............          3,522             112,704     (a)
Cooper Companies, Inc. .....          4,867             169,177
ev3, Inc. ..................         14,423             144,807     (a)
Gen-Probe Inc. .............          2,061             109,336     (a)
Greatbatch, Inc. ...........          6,262             153,669     (a)
Haemonetics Corp. ..........          1,231              75,977     (a)
Immucor, Inc. ..............         10,645             340,214     (a)
Integra LifeSciences
  Holdings Corp. ...........          6,001             264,224     (a)
Masimo Corp. ...............          3,010             111,972     (a)
Medical Action Industries,
  Inc. .....................         20,239             265,738     (a)
Meridian Bioscience Inc. ...          1,100              31,944
NuVasive, Inc. .............          2,630             129,738     (a)
SonoSite, Inc. .............          3,665             115,081     (a)
STERIS Corp. ...............          2,085              78,354
SurModics, Inc. ............          2,100              66,129     (a)
Thoratec Corp. .............          9,579             251,449     (a)
West Pharmaceutical
  Services, Inc. ...........          7,853             383,384
Wright Medical Group,
  Inc. .....................          3,718             113,176     (a)
Zoll Medical Corp. .........            700              22,904     (a)
                                                      3,690,539

HEALTHCARE PROVIDERS & SERVICES -- 4.1%
Amedisys, Inc. .............          3,542             172,389     (a)
AMN Healthcare Services,
  Inc. .....................         15,515             272,599     (a)
athenahealth, Inc. .........          2,800              93,156     (a)
Chemed Corp. ...............          1,600              65,696
Corvel Corp. ...............            400              11,444     (a)
Healthways, Inc. ...........         16,341             263,580     (a)
HMS Holdings Corp. .........          6,142             147,162     (a)
inVentiv Health, Inc. ......         10,138             179,037     (a)
Molina Healthcare, Inc. ....         19,931             617,861     (a)
National Healthcare Corp. ..            600              28,272
Pediatrix Medical Group,
  Inc. .....................          1,800              97,056     (a)
Sun Healthcare Group Inc. ..          4,793              70,265     (a)
VCA Antech, Inc. ...........          5,821             171,545     (a)
                                                      2,190,062

HEALTHCARE TECHNOLOGY -- 0.6%
Computer Programs & Systems,
  Inc. .....................          3,996             115,684
Eclipsys Corp. .............          1,300              27,235     (a)
MedAssets, Inc. ............          5,021              86,361     (a)
Phase Forward Inc. .........          3,686              77,074     (a)
                                                        306,354

HOTELS RESTAURANTS & LEISURE -- 0.7%
CBRL Group, Inc. ...........          6,956             182,943
Denny's Corp. ..............         29,920              77,194     (a)
Wendy's/Arby's Group Inc. ..         21,238             111,712
                                                        371,849

HOUSEHOLD DURABLES -- 0.5%
Jarden Corp. ...............         10,841             254,221     (a)

HOUSEHOLD PRODUCTS -- 0.5%
WD-40 Co. ..................          7,078             254,313

INDUSTRIAL CONGLOMERATES -- 0.4%
Teleflex Inc. ..............          3,621             229,897

INSURANCE -- 3.0%
First Mercury Financial
  Corp. ....................         11,838             168,692     (a)
HCC Insurance Holdings,
  Inc. .....................         25,226             681,102
National Financial Partners
  Corp. ....................          7,985             119,775
National Interstate Corp. ..          7,707             185,199
Navigators Group, Inc. .....          6,365             369,170     (a)
RLI Corp. ..................          1,400              86,926
                                                      1,610,864

INTERNET & CATALOG RETAIL -- 0.1%
priceline.com Inc. .........            900              61,587     (a)

INTERNET SOFTWARE & SERVICES -- 1.0%
comScore, Inc. .............          4,900              86,387     (a)
Constant Contact, Inc. .....          5,499              93,868     (a)
Interwoven, Inc. ...........          7,500             105,900     (a)
j2 Global Communications,
  Inc. .....................          3,690              86,162     (a)
NIC, Inc. ..................          9,648              66,571
Vignette Corp. .............          5,312              57,051     (a)
Vocus, Inc. ................          2,100              71,316     (a)
                                                        567,255

IT SERVICES -- 2.8%
CSG Systems International,
  Inc. .....................          1,500              26,295     (a)
Euronet Worldwide, Inc. ....         17,588             294,247     (a)
Global Cash Access Holdings,
  Inc. .....................         47,226             238,964     (a)
Hackett Group, Inc. ........         14,500              78,880     (a)
iGate Corp. ................         11,800             102,306     (a)
Metavante Technologies,
  Inc. .....................          9,065             174,592     (a)
NeuStar, Inc. (Class A).....         10,594             210,715     (a)
Sapient Corp. ..............          3,800              28,234     (a)
SRA International, Inc.
  (Class A).................          1,961              44,377     (a)
VeriFone Holdings, Inc. ....          2,800              46,312     (a)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Virtusa Corp. ..............          3,091         $    20,122     (a)
Wright Express Corp. .......          8,728             260,531     (a)
                                                      1,525,575

LEISURE EQUIPMENT & PRODUCTS -- 0.5%
Polaris Industries, Inc. ...          6,200             282,038

LIFE SCIENCES TOOLS & SERVICES -- 2.1%
Bio-Rad Laboratories, Inc.
  (Class A).................          3,878             384,387     (a)
Bruker Corp. ...............          7,260              96,776     (a)
eResearchTechnology, Inc. ..          2,767              32,955     (a)
Luminex Corp. ..............          6,947             173,744     (a)
Varian, Inc. ...............         10,878             466,666     (a)
                                                      1,154,528

MACHINERY -- 6.1%
AGCO Corp. .................          5,615             239,255     (a)
American Railcar Industries,
  Inc. .....................            684              10,971
Bucyrus International, Inc.
  (Class A).................          1,056              47,182
Cascade Corp. ..............          6,200             271,622
Chart Industries, Inc. .....          2,331              66,573     (a)
CIRCOR International,
  Inc. .....................          1,501              65,188
Clarcor, Inc. ..............          5,224             198,251
Harsco Corp. ...............         12,062             448,586
IDEX Corp. .................          7,948             246,547
Kaydon Corp. ...............          5,760             259,546
Kennametal Inc. ............          6,720             182,246
Mueller Industries, Inc. ...         16,098             370,415
Nordson Corp. ..............          4,484             220,209
Oshkosh Corp. ..............         11,396             149,971
RBC Bearings Inc. ..........          8,006             269,722     (a)
The Manitowoc Company,
  Inc. .....................          1,761              27,384
Trinity Industries Inc......          8,493             218,525
                                                      3,292,193

MARINE -- 0.2%
Genco Shipping & Trading
  Ltd. .....................          2,000              66,480
TBS International Ltd. .....          2,200              29,612     (a)
                                                         96,092

MEDIA -- 3.0%
Arbitron, Inc. .............         13,135             587,003
Gray Television, Inc. ......         30,870              53,096
Interactive Data Corp. .....         36,418             918,462
John Wiley & Sons, Inc.
  (Class A).................          2,100              84,945
                                                      1,643,506

METALS & MINING -- 1.3%
AMCOL International Corp. ..          2,600              81,276
Commercial Metals Co. ......         16,946             286,218     (h)
Compass Minerals
  International, Inc. ......          5,365             281,072
Olympic Steel, Inc. ........          1,800              53,082
                                                        701,648

MULTI-UTILITIES -- 0.4%
OGE Energy Corp. ...........          6,581             203,221

OFFICE ELECTRONICS -- 0.3%
Zebra Technologies Corp.
  (Class A).................          5,550             154,568     (a)

OIL, GAS & CONSUMABLE FUELS -- 3.2%
Berry Petroleum Co. (Class
  A)........................          3,858             149,420
BMB Munai, Inc. ............         17,578              72,949     (a)
Clayton Williams Energy,
  Inc. .....................            524              36,958     (a)
Comstock Resources, Inc. ...          4,557             228,078     (a)
Concho Resources, Inc. .....          1,600              44,176     (a)
Crosstex Energy, Inc. ......          2,600              64,922
CVR Energy, Inc. ...........          4,687              39,933     (a)
Encore Acquisition Co. .....            808              33,758     (a)
Goodrich Petroleum Corp. ...          2,400             104,616     (a)
James River Coal Co. .......          8,020             176,360     (a)
Mariner Energy Inc. ........          4,383              89,852     (a)
Petroleum Development
  Corp. ....................            300              13,311     (a)
Petroquest Energy, Inc. ....         12,124             186,103     (a)
St. Mary Land & Exploration
  Co. ......................          6,808             242,705
Stone Energy Corp. .........            900              38,097     (a)
USEC, Inc. .................         32,233             174,381     (a)
                                                      1,695,619

PERSONAL PRODUCTS -- 1.0%
American Oriental
  Bioengineering, Inc. .....         10,241              66,464     (a)
Bare Escentuals, Inc. ......         13,989             152,060     (a)
Chattem, Inc. ..............          3,989             311,860     (a)
                                                        530,384

PHARMACEUTICALS -- 1.7%
Depomed, Inc. ..............         24,417              89,122     (a)
KV Pharmaceutical Co. (Class
  A)........................         26,069             592,027     (a)
Obagi Medical Products,
  Inc. .....................          4,900              48,902     (a)
Sucampo Pharmaceuticals,
  Inc. (Class A)............          6,900              58,857     (a)
The Medicines Co. ..........          4,367             101,402     (a)
                                                        890,310

PROFESSIONAL SERVICES -- 1.3%
Administaff, Inc. ..........          7,400             201,428
CoStar Group, Inc. .........          5,248             238,207     (a)
First Advantage Corp. (Class
  A)........................          7,574             106,415     (a)
Hudson Highland Group,
  Inc. .....................          4,032              28,022     (a)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Kforce, Inc. ...............          6,244         $    63,751     (a)
Spherion Corp. .............         10,680              52,012     (a)
                                                        689,835

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.2%
BioMed Realty Trust, Inc.
  (REIT)....................         21,793             576,425
DCT Industrial Trust, Inc.
  (REIT)....................         10,235              76,660
Digital Realty Trust, Inc.
  (REIT)....................          4,070             192,308
Federal Realty Investment
  Trust (REIT)..............          5,457             467,119
Healthcare Realty Trust Inc.
  (REIT)....................         13,397             390,523
Omega Healthcare Investors,
  Inc. (REIT)...............         29,415             578,299
                                                      2,281,334

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.4%
FirstService Corp. .........          7,400             108,188     (a)
Jones Lang LaSalle Inc. ....          2,146              93,308
                                                        201,496

ROAD & RAIL -- 1.6%
Genesee & Wyoming, Inc.
  (Class A).................         12,321             462,284     (a)
Landstar System, Inc. ......          3,260             143,636
Old Dominion Freight Line,
  Inc. .....................          8,547             242,222     (a)
                                                        848,142

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%
Advanced Energy Industries,
  Inc. .....................          4,000              54,720     (a)
Applied Micro Circuits
  Corp. ....................          3,700              22,126     (a)
Atheros Communications,
  Inc. .....................          2,645              62,369     (a)
Ceva, Inc. .................          3,000              24,900     (a)
Diodes Inc. ................          1,200              22,140     (a)
Entegris, Inc. .............         16,181              78,316     (a)
Hittite Microwave Corp. ....          4,900             164,640     (a)
IXYS Corp. .................          7,870              71,538     (a)
Microsemi Corp. ............          6,105             155,555     (a)
MIPS Technologies Inc. .....         19,311              67,782     (a)
Omnivision Technologies,
  Inc. .....................          4,331              49,417     (a)
Rudolph Technologies,
  Inc. .....................         17,580             147,320     (a)
Semtech Corp. ..............         14,652             204,542     (a)
Silicon Image, Inc. ........          6,300              33,642     (a)
Skyworks Solutions, Inc. ...         10,776              90,087     (a)
Ultratech, Inc. ............          1,800              21,780     (a)
Varian Semiconductor
  Equipment Associates,
  Inc. .....................          1,924              48,331     (a)
Volterra Semiconductor
  Corp. ....................          2,423              30,845     (a)
                                                      1,350,050

SOFTWARE -- 5.1%
ACI Worldwide, Inc. ........          6,475             113,442     (a)
Blackbaud, Inc. ............         32,978             608,444
Blackboard, Inc. ...........          6,555             264,101     (a)
Concur Technologies, Inc. ..          3,891             148,870     (a)
Factset Research Systems,
  Inc. .....................          2,688             140,448
Jack Henry & Associates,
  Inc. .....................         10,400             211,432
Micros Systems Inc. ........         15,651             417,256     (a)
NetSuite, Inc. .............          6,200             111,724     (a)
Opnet Technologies, Inc. ...          3,100              37,758     (a)
Parametric Technology
  Corp. ....................         20,572             378,525     (a)
SPSS, Inc. .................          2,670              78,391     (a)
Synchronoss Technologies,
  Inc. .....................          3,482              32,766     (a)
Taleo Corp. (Class A).......          4,198              83,498     (a)
TIBCO Software, Inc. .......         13,400              98,088     (a)
Vasco Data Security
  International, Inc. ......          1,527              15,820     (a)
                                                      2,740,563

SPECIALTY RETAIL -- 3.5%
Aaron Rents, Inc. ..........         18,678             505,612
Aeropostale, Inc. ..........         21,379             686,480     (a)
American Eagle Outfitters,
  Inc. .....................          5,106              77,867
Systemax, Inc. .............          2,695              37,892
The Buckle, Inc. ...........          4,705             261,316
The Wet Seal, Inc. (Class
  A)........................         14,185              51,492     (a)
Tractor Supply Co. .........          6,489             272,862     (a)
                                                      1,893,521

TEXTILES APPAREL & LUXURY GOODS -- 0.6%
Columbia Sportswear Co. ....          5,305             222,598
Deckers Outdoor Corp. ......            483              50,271     (a)
Skechers U.S.A. Inc. (Class
  A)........................          3,500              58,905     (a)
                                                        331,774

THRIFTS & MORTGAGE FINANCE -- 0.3%
Washington Federal, Inc. ...          8,527             157,323

TRADING COMPANIES & DISTRIBUTORS -- 0.5%
Applied Industrial
  Technologies, Inc. .......          9,213             248,106

TOTAL COMMON STOCK
  (COST $54,386,794)........                         50,371,683

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
------------------------------------------------------------------------
GEI Investment Fund
  (COST $16,698)............                             12,357     (k)

TOTAL INVESTMENTS IN
  SECURITIES (COST
  $54,456,021)..............                         50,384,040


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SMALL-CAP EQUITY FUND                                      September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.3%
------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%
  (COST $3,401,531).........                        $ 3,401,531    (d,p)

TOTAL INVESTMENTS
  (COST $57,857,552)........                         53,785,571

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.1)%.............                            (56,762)
                                                    -----------

NET ASSETS -- 100.0%........                        $53,728,809
                                                    ===========








OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Small Cap Equity Fund had the following Long futures contracts open at September 30, 2008:

                                    NUMBER    CURRENT
                     EXPIRATION       OF     NOTIONAL   UNREALIZED
DESCRIPTION             DATE      CONTRACTS    VALUE   DEPRECIATION
-------------------------------------------------------------------
Russell 2000 Mini
  Index            December 2008      13     $881,920    $(54,786)





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

The GE Global Equity Fund is co-managed by Robert A. Jasminski and Daizo Motoyoshi. Messrs. Jasminski and Motoyoshi each independently manage approximately one-half of the portfolio; however, they operate as a collaborative team and inform each other of trades. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE GLOBAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Global Equity Fund returned -25.19% for Class A shares, -25.79% for Class B shares, -25.78% for Class C shares, -18.36% for Class R shares (January 29, 2008 to September 30, 2008) and -25.07% for Class Y shares. The MSCI World Index, the Fund's benchmark, returned -26.04% and the Fund's Lipper peer group of 98 Global Large-Cap Growth funds returned an average of -28.31% for the same period.

Q.   WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. After five calendar years of positive performance for the MSCI World Index, the performance for the U.S. and International markets has turned negative in 2008. This trend began towards the end of 2007 when signs of a credit crisis arose due to an inflated U.S. housing market. Since that time the deteriorating conditions in the U.S. financial markets have spread to other markets around the world. The declining liquidity in the world's financial system has prompted a major fall in global stocks. Further, it has fueled the belief that we may be entering a period of slower growth worldwide.

Q.   WHAT STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Stocks held within the Materials sectors, namely Monsanto Co. and Potash Corporation of Saskatchewan, as well as stocks in the Financials sector, namely JP Morgan Chase & Co. and Charles Schwab Corp. contributed to outperformance during the period. In addition, Energy stocks such as Occidental Petroleum Corp. and Transocean, Inc. positively impacted Fund performance.

     Two of the sectors that negatively impacted performance included the Industrials sector, such as Brambles Ltd. in Australia, and the Utilities sector, namely Veoila Environnement in France.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. Compared to a year ago the Fund increased its weight in the Healthcare, Financial and Consumer Staples sectors. We increased positions in what we believed were the highest quality and least vulnerable financial companies. The Fund also added to what we believed were high quality defensive food and beverage companies at attractive valuations. The Fund reduced its weight in the Materials and Industrial sectors that may face a less buoyant market as global

(Daizo Motoyoshi)



  Pictured from left to right:
  Robert A. Jaminski and Daizo Motoyoshi

GE U.S. Equity Fund


     growth slows. Regionally, the biggest change was an increased allocation to the Fund's U.S. based holdings, which is a result of our bottom-up process.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. SELLS: Ibiden (Japan) was sold due to set backs in its core flip-chip business and delays in its diesel emissions filter technology, and United Technologies (US) was eliminated on concern that growth in emerging markets would slow while domestic competition would intensify.

     BUYS: CME Group Inc. (US), who has a dominant position in the futures exchange market and its announced acquisition of NYMEX which should diversify CME's product mix and improve growth. Gildan Activeware Inc. (Canada), which is the industry low cost producer and market share leader of basic apparel like tee shirts, underwear, socks and fleece garments.

GE Global Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                818.01                 6.84
     Class B                     1,000.00                814.99                10.48
     Class C                     1,000.00                814.97                10.48
     Class R                     1,000.00                817.03                 8.05
     Class Y                     1,000.00                818.63                 5.62
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,017.84                 7.06
     Class B                     1,000.00              1,014.15                10.83
     Class C                     1,000.00              1,014.15                10.83
     Class R                     1,000.00              1,016.61                 8.32
     Class Y                     1,000.00              1,019.07                 5.80
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares, 1.15% for Class Y shares and 1.65% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-18.20)% for Class A shares, (-18.50)% for Class B shares, (-18.50)% for Class C shares, (-18.14)% for Class Y shares and (-18.30)% for Class R shares.

GE Global Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value





---------------------------------

JP Morgan Chase & Co.       3.45%

---------------------------------

Nestle S.A. (Regd.)         2.31%

---------------------------------

Roche Holding AG            2.22%

---------------------------------

Transocean, Inc.            2.16%

---------------------------------

Occidental Petroleum Corp.  1.98%

---------------------------------

Mitsubishi UFJ Financial

  Group, Inc.               1.94%

---------------------------------

Schlumberger Ltd.           1.86%

---------------------------------

Nomura Holdings, Inc.       1.83%

---------------------------------

Fresenius SE                1.80%

---------------------------------

Bayer AG                    1.75%

---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests in companies in developed and developing countries, including the United States.

LIPPER PERFORMANCE COMPARISON
Global Large-Cap Growth Fund,

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:              98      55       30

---------------------------------------------

Peer group
average annual        (28.-
total return:            31)%  6.39%     4.7%
---------------------------------------------


Lipper categories in peer group: Global Large-Cap Growth Funds


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Global
  Equity          (25.19)%  8.74%   5.50%     01/05/93          17,076
W/load            (29.49)%  7.46%   4.87%                       16,094
MSCIW Index       (26.04)%  7.32%   3.79%                       14,510




--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE     FIVE     TEN                       $10,000
                   YEAR     YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----    ----    ------------    -------------
GE Global
  Equity          (25.79)%  7.93%   5.03%     12/22/93          16,328
W/load            (28.40)%  7.93%   5.03%
MSCIW Index       (26.04)%  7.32%   3.79%                       14,510



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                  ONE     FIVE      SINCE                       $10,000
                 YEAR     YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                ------    ----    ---------   ------------   -------------
GE Global
  Equity        (25.78)%  7.92%      1.79%      09/30/99         11,737
W/load          (26.43)%  7.92%      1.79%
MSCIW Index     (26.04)%  7.32%      1.27%                       11,207



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                THREE      SIX      SINCE                       $10,000
               MONTHS    MONTHS   INCEPTION   COMMENCEMENT   INVESTMENT(A)
               ------    ------   ---------   ------------   -------------
GE Global
  Equity       (17.44)%  (18.30)%   (18.36)%    01/29/08         8,164
MSCIW Index    (15.25)%  (16.66)%   (17.94)%                     8,206

GE Global Equity Fund




CLASS Y SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                   ONE      FIVE      TEN                       $10,000
                  YEAR      YEAR     YEAR    COMMENCEMENT    INVESTMENT(A)
                 ------     ----     ----    ------------    -------------
GE Global
  Equity         (25.07)%   9.00%    5.76%     11/29/93          17,502
MSCIW Index      (26.04)%   7.32%    3.79%                       14,510



                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE GLOBAL EQUITY FUND                                         September 30, 2008

SCHEDULE OF INVESTMENTS

GE GLOBAL EQUITY FUND

Portfolio Composition as a % of Market Value of $55,763
(in thousands) as of September 30, 2008

                                   (BAR CHART)


                                         NUMBER
                                      OF SHARES             VALUE
COMMON STOCK -- 93.1%

------------------------------------------------------------------------

AUSTRALIA -- 1.7%
Brambles Ltd. ..............          77,240        $   481,068
CSL Ltd. ...................           7,045            213,036
Paladin Energy Ltd. ........          76,824            236,993     (a)
                                                        931,097

AUSTRIA -- 0.2%
Zumtobel AG.................           7,976            112,823

BRAZIL -- 1.7%
Cia de Concessoes
  Rodoviarias...............          12,027            155,875
Cia Vale do Rio Doce ADR....          21,082            373,151
Petroleo Brasileiro S.A.
  ADR.......................          10,810            404,510
                                                        933,536

CANADA -- 3.5%
Bank of Nova Scotia.........           4,242            191,512
CAE, Inc. ..................          49,498            395,723
Gildan Activewear Inc.
  (Class A).................          27,665            615,385     (a)
Potash Corporation of
  Saskatchewan..............           3,403            449,230
Research In Motion Ltd. ....             976             66,661     (a)
Suncor Energy, Inc. ........           5,237            216,731
                                                      1,935,242

CHINA -- 0.6%
Baidu.com ADR...............           1,424            353,480     (a)

FINLAND -- 0.9%
Nokia Oyj...................          27,219            506,537

FRANCE -- 4.2%
Accor S.A. .................           2,638            140,571
BNP Paribas.................           5,435            517,651
Groupe Danone...............          12,411            878,366
Veolia Environnement........          14,164            581,419
Vivendi.....................           6,847            214,178
                                                      2,332,185

GERMANY -- 3.7%
Bayer AG....................          13,337            974,578
Gerresheimer AG.............          14,929            677,157
Linde AG....................           3,988            424,908
                                                      2,076,643

HONG KONG -- 0.6%
China Travel International
  Inv.......................       1,508,000            342,695

INDIA -- 1.6%
ICICI Bank Ltd. ............          14,595            169,486
ITC Ltd. ...................         114,571            462,117
IVRCL Infrastructures &
  Projects Ltd. ............          45,668            232,412
                                                        864,015

ITALY -- 0.9%
Saipem S.p.A. ..............           6,295            187,932
UniCredit S.p.A.............          89,003            332,068
                                                        520,000

JAPAN -- 13.0%
East Japan Railway Co. .....              41            306,310
Japan Steel Works Ltd. .....          31,000            386,113
Japan Tobacco Inc. .........             104            392,686
Jupiter Telecommunications
  Company Ltd. .............           1,330            959,331
Mitsubishi Estate Company
  Ltd. .....................          36,000            710,655
Mitsubishi UFJ Financial
  Group, Inc. ..............         123,855          1,081,979
Nintendo Company Ltd. ......           2,100            892,359
Nomura Holdings, Inc. ......          78,200          1,022,345
Shiseido Company Ltd. ......          21,000            471,103
Sumitomo Metal Industries
  Ltd. .....................          95,000            295,041
Toyota Motor Corp. .........          16,900            723,810
                                                      7,241,732


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE GLOBAL EQUITY FUND                                         September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

MEXICO -- 0.7%
America Movil SAB de C.V.
  ADR (Series L)............           7,705        $   357,204

NETHERLANDS -- 1.2%
Advanced Metallurgical Group
  N.V. .....................           4,731            193,107     (a)
Koninklijke Philips
  Electronics N.V. .........          17,235            466,584
                                                        659,691

PORTUGAL -- 0.7%
Energias de Portugal S.A.
  (Regd.)...................          94,640            396,299

SINGAPORE -- 0.7%
Singapore Telecommunications
  Ltd. .....................         167,000            383,626

SOUTH AFRICA -- 0.6%
MTN Group Ltd. .............          25,005            352,975

SPAIN -- 0.6%
Banco Santander S.A.
  (Regd.)...................          22,984            343,858

SWITZERLAND -- 5.3%
Nestle S.A. (Regd.).........          29,681          1,286,114
Roche Holding AG............           7,905          1,240,719
Swatch Group AG.............           2,347            434,360
                                                      2,961,193

TAIWAN -- 1.0%
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................          59,093            553,702

TURKEY -- 0.3%
Akbank TAS..................          32,887            168,167

UNITED KINGDOM -- 7.2%
Aegis Group Plc.............         214,221            359,894
BG Group PLC................          14,891            270,762
BHP Billiton PLC............          27,777            630,893
Cadbury PLC.................          42,359            429,523
Diageo PLC..................          29,101            497,732
Lloyds TSB Group PLC........          34,777            140,106
Prudential PLC..............          43,663            399,148
Reed Elsevier PLC...........          19,605            195,726
Royal Bank of Scotland Group
  PLC.......................          83,525            270,141
Tesco PLC...................          56,700            395,368
Vodafone Group PLC ADR......          17,884            395,236
                                                      3,984,529

UNITED STATES -- 42.2%
Alberto-Culver Co. .........           9,298            253,278
Alliant Techsystems, Inc. ..           2,120            199,153     (a)
American Tower Corp. (Class
  A)........................          22,807            820,368     (a)
Amgen, Inc. ................          13,988            829,069     (a)
Bed Bath & Beyond, Inc. ....           7,284            228,790     (a)
Charles Schwab Corp. .......          29,686            771,836
Cisco Systems, Inc. ........          19,878            448,448     (a)
Citigroup, Inc. ............          29,657            608,265
CME Group Inc. .............           1,732            643,455
Comcast Corp. (Class A).....          12,802            252,455
Corning Inc. ...............          34,376            537,641
Corrections Corporation of
  America...................          19,565            486,190     (a)
Covidien Ltd. ..............          12,532            673,720
Ecolab, Inc. ...............           5,727            277,874
Emerson Electric Co. .......          11,193            456,562
Equinix, Inc. ..............           6,924            480,941     (a)
FPL Group, Inc. ............           3,274            164,682
Goldman Sachs Group, Inc. ..           1,860            238,080
Intel Corp. ................          16,352            306,273
Intuit, Inc. ...............          17,750            561,078     (a)
Iron Mountain, Inc. ........          11,696            285,499     (a)
ITT Corp. ..................           9,761            542,809
JP Morgan Chase & Co. ......          41,185          1,923,340
Kimberly-Clark Corp. .......          11,114            720,632
Kraft Foods, Inc. (Class
  A)........................           8,582            281,061
Marathon Oil Corp. .........           7,295            290,852
McCormick & Company, Inc. ..          19,149            736,279
Monsanto Co. ...............           9,625            952,683
Occidental Petroleum
  Corp. ....................          15,675          1,104,304
Paychex, Inc. ..............          18,238            602,401
PepsiCo, Inc. ..............           8,249            587,906
Praxair, Inc. ..............           5,352            383,952
QUALCOMM Inc. ..............          17,684            759,882
Quanta Services, Inc. ......          20,496            553,597     (a)
Schlumberger Ltd. ..........          13,279          1,036,957
State Street Corp. .........           8,669            493,093     (e)
Terex Corp. ................           5,135            156,720     (a)
Transocean, Inc. ...........          10,955          1,203,297
Valero Energy Corp. ........           7,791            236,067
Visa, Inc. (Class A)........           2,365            144,998
Vulcan Materials Co. .......           2,257            168,147
Wal-Mart Stores, Inc. ......           7,701            461,213
Wells Fargo & Co. ..........           9,565            358,974
Western Union Co. ..........           9,646            237,967
Yahoo! Inc. ................             554              9,584     (a)
                                                     23,470,372

TOTAL COMMON STOCK
  (COST $55,348,871)........                         51,781,601


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE GLOBAL EQUITY FUND                                         September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

------------------------------------------------------------------------
PREFERRED STOCK -- 2.5%
------------------------------------------------------------------------

All America Latina Logistica
  S.A. .....................          11,233        $    75,704
Fresenius SE................          13,825          1,003,882
NET Servicos de Comunicacao
  S.A. .....................          36,404            306,300     (a)

TOTAL PREFERRED STOCK
  (COST $1,630,598).........                          1,385,886

------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.2%
------------------------------------------------------------------------

Financial Select Sector SPDR
  Fund......................           6,962            138,474     (o)
Industrial Select Sector
  SPDR Fund.................          17,132            527,666     (o)

TOTAL EXCHANGE TRADED FUNDS
  (COST $666,408)...........                            666,140

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.1%
------------------------------------------------------------------------

GEI Investment Fund
  (COST $52,357)............                             38,744     (k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $57,698,234)........                         53,872,371

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.4%
GE Money Market Fund
  Institutional Class
  2.11%                                                            (d,p)
  (COST $1,891,049).........                          1,891,049

TOTAL INVESTMENTS
  (COST $59,589,283)........                         55,763,420

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.3)%.............                           (145,525)
                                                    -----------

NET ASSETS -- 100.0%........                        $55,617,895
                                                    ===========







The GE Global Equity Fund was invested in the following sectors at September 30, 2008:

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Food Products.....................         6.48%
Commercial Banks..................         6.41%
Diversified Financial Services....         5.69%
Oil, Gas & Consumable Fuels.......         4.95%
Capital Markets...................         4.53%
Chemicals.........................         4.46%
Energy Equipment & Services.......         4.35%
Communications Equipment..........         4.16%
Media.............................         4.10%
Pharmaceuticals...................         3.97%
Wireless Telecommunication
  Services........................         3.45%
Short-Term........................         3.39%
Healthcare Equipment & Supplies...         3.01%
Metals & Mining...................         2.68%
Software..........................         2.61%
Commercial Services & Supplies....         2.25%
Machinery.........................         1.95%
Beverages.........................         1.95%
Textiles Apparel & Luxury Goods...         1.88%
Biotechnology.....................         1.87%
IT Services.......................         1.77%
Semiconductors & Semiconductor
  Equipment.......................         1.54%
Food & Staples Retailing..........         1.54%
Tobacco...........................         1.53%
Internet Software & Services......         1.51%
Construction & Engineering........         1.41%
Personal Products.................         1.30%
Automobiles.......................         1.30%
Household Products................         1.29%
Real Estate Management &
  Development.....................         1.27%
Life Sciences Tools & Services....         1.21%
Miscellaneous.....................         1.19%
Aerospace & Defense...............         1.07%
Multi-Utilities...................         1.04%
Electrical Equipment..............         1.02%
Electric Utilities................         1.01%
Hotels Restaurants & Leisure......         0.87%
Industrial Conglomerates..........         0.84%
Insurance.........................         0.72%
Diversified Telecommunication
  Services........................         0.69%
Road & Rail.......................         0.68%
Specialty Retail..................         0.41%
Construction Materials............         0.30%
Transportation Infrastructure.....         0.28%
Other Investment..................         0.07%
                                         -------
                                         100.00%
                                         =======





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE International Equity Fund

The GE International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of which portions Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund. See portfolio managers biographical information beginning on page 166.

Q. HOW DID THE GE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE International Equity Fund returned -27.35% for Class A shares, -27.86% for Class B shares, -27.86% for Class C shares, -21.62% for Class R shares (January 29, 2008 to September 30, 2008) and -27.19% for Class Y shares. The MSCI EAFE Index, the Fund's benchmark, returned -30.50% and the Fund's Lipper peer group of 228 International Large-Cap Core funds returned an average of -30.65% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The rapidly expanding problem in the global financial system has taken its toll on market confidence and the economic growth outlook. In the face of a slowing economy and declining earnings, stocks have been weaker across the board with almost all stocks selling off, regardless of fundamentals.

Q.   WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. Starting in 4(TH) quarter of 2007, the worsening condition of the US financial sector saw its effects spread from local to global markets very rapidly. Also beset by rising inflation and slower growth, the declining liquidity in the world's financial system prompted a major fall in global stock.

Q.   WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED FUND PERFORMANCE?

A. Substantial positive attribution was derived from stock selection in Materials and Financial stocks. Agricultural chemicals outperformed other sectors benefiting from strong demand and price appreciation while the deteriorating financial environment emphasized the separation between vulnerable and healthy companies. Banking stocks held in the portfolio figured in both the top and bottom contributors while companies vulnerable to the economic cycle tended to lag.

Q.   DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The Fund was substantially underweight in financials at the start of the period, and positions in what portfolio management believed to be the highest quality and least vulnerable companies were increased over the last 12 months. Deposit-based banks and institutions with minimal exposure to risky credits were preferred. Also, we have reduced the overweight in more cyclical industrial, materials and energy companies that may face a less buoyant market as global growth slows. Indiscriminate selling in the market has allowed us to add to high quality defensive food and

(RALPH R. LAYMAN)



Pictured to the right: Ralph R. Layman

GE International Equity Fund


     beverage companies at very attractive valuations.

Q.   WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PAST TWELVE-MONTH PERIOD, AND
     WHY?

A. SELLS: Ibiden (Japan -- technology), which saw set backs in its core flip-chip business and delays in its exciting diesel emissions filter technology. Telenor (Norway -- telecom) was trimmed as growth in emerging markets activities slowed while domestic competition intensified.

     BUYS: Cie Generale d'Optique Essilor International S.A. (France), the world's leading manufacturer of eyeglass lenses was added for its technological superiority and dominant share, while existing positions in Swiss companies Roche Holding, AG (healthcare) and Nestle S.A. (foods) were significantly increased in response to excellent performance and outlook despite a significant global slowdown.

GE International Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds. Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                776.98                 6.07
     Class B                     1,000.00                774.04                 9.63
     Class C                     1,000.00                774.06                 9.68
     Class R                     1,000.00                775.91                 6.92
     Class Y                     1,000.00                777.62                 4.92
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,018.48                 6.41
     Class B                     1,000.00              1,014.79                10.17
     Class C                     1,000.00              1,014.74                10.22
     Class R                     1,000.00              1,017.60                 7.31
     Class Y                     1,000.00              1,019.66                 5.20
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.27% for Class A shares, 2.02% for Class B shares, 2.03% for Class C shares, 1.03% for Class Y shares and 1.45% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-22.30)% for Class A shares, (-22.60)% for Class B shares, (-22.59)% for Class C shares, (-22.24)% for Class Y shares and (-22.41)% for Class R shares.

GE International Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value





---------------------------------

Nestle S.A. (Regd.)         3.53%

---------------------------------

Roche Holding AG            3.49%

---------------------------------

BNP Paribas                 2.89%

---------------------------------

Nomura Holdings, Inc.       2.63%

---------------------------------

Groupe Danone               2.61%

---------------------------------

Mitsubishi UFJ Financial

  Group, Inc.               2.58%

---------------------------------

Vodafone Group PLC          2.27%

---------------------------------

Diageo PLC                  2.19%

---------------------------------

Bayer AG                    2.03%

---------------------------------

Shiseido Company Ltd.       1.95%

---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in companies in developed and developing countries outside the United States.

LIPPER PERFORMANCE COMPARISON
International Large-Cap Core

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             228     173      100

---------------------------------------------

Peer group
average annual        (30.-
total return:            65)%  8.68%     4.5%
---------------------------------------------


Lipper categories in peer group: International Large-Cap Core Funds


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE      FIVE     TEN                      $10,000
                   YEAR      YEAR    YEAR    COMMENCEMENT   INVESTMENT(A)
                  ------    -----    ----    ------------   -------------
GE
  International
  Equity          (27.35)%  12.06%   4.26%     03/02/94         15,176
W/load            (31.53)%  10.74%   3.64%                      14,304
MSCI EAFE Index   (30.50)%   9.69%   5.00%                      16,288



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                    ONE      FIVE     TEN                      $10,000
                   YEAR      YEAR    YEAR    COMMENCEMENT   INVESTMENT(A)
                  ------    -----    ----    ------------   -------------
GE
  International
  Equity          (27.86)%  11.23%   3.76%     03/02/94         14,472
W/load            (30.75)%  11.23%   3.76%
MSCI EAFE Index   (30.50)%   9.69%   5.00%                      16,288



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                  ENDING
                                                                VALUE OF A
                  ONE      FIVE      SINCE                       $10,000
                 YEAR      YEAR    INCEPTION   COMMENCEMENT   INVESTMENT(A)
                ------    -----    ---------   ------------   -------------
GE
  Interna-
  tional
  Equity        (27.86)%  11.26%      1.41%      09/30/99         11,347
W/load          (28.50)%  11.26%      1.41%
MSCI EAFE
  Index         (30.50)%   9.69%      2.45%                       12,438



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                 THREE     SIX      SINCE                       $10,000
                MONTHS   MONTHS   INCEPTION   COMMENCEMENT   INVESTMENT(A)
                ------   ------   ---------   ------------   -------------
GE
  Interna-
  tional
  Equity        (20.70)% (22.41)%   (21.62)%    01/29/08         7,838
MSCI EAFE
  Index         (20.56)% (22.35)%   (22.07)%                     7,793

GE International Equity Fund


                                                 CLASS Y SHARES

                                                 (LINE GRAPH)

                                                 AVERAGE ANNUAL TOTAL RETURN FOR
                                                 THE
                                                 PERIODS ENDED SEPTEMBER 30,
                                                 2008

                                                                 ENDING
                                                               VALUE OF A
                    ONE      FIVE     TEN                       $10,000
                   YEAR      YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    -----    ----    ------------    -------------
GE
  Interna-
  tional
  Equity          (27.19)%  12.36%   4.51%     03/02/94          15,542
MSCI EAFE
  Index           (30.50)%   9.69%   5.00%                       16,288


                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

GE INTERNATIONAL EQUITY FUND

Portfolio Composition as a % of Market Value of $58,534
(in thousands) as of September 30, 2008

                                     (CHART)


                                          NUMBER
                                       OF SHARES             VALUE
COMMON STOCK -- 94.8%

-------------------------------------------------------------------------

AUSTRALIA -- 1.6%
Brambles Ltd. ...............         99,884         $   622,099
Paladin Energy Ltd. .........        107,542             331,755    (a)
                                                         953,854

BRAZIL -- 1.7%
Cia Vale do Rio Doce ADR.....         40,174             711,080    (h)
Petroleo Brasileiro S.A.
  ADR........................          8,442             315,900
                                                       1,026,980

CANADA -- 0.8%
Cameco Corp. ................          4,578              99,293
Potash Corporation of
  Saskatchewan...............          3,115             404,174
                                                         503,467

CHINA -- 0.1%
China COSCO Holdings Company
  Ltd. ......................         59,500              54,245

DENMARK -- 0.5%
Group 4 Securicor PLC........         75,468             273,535

FINLAND -- 1.8%
Nokia Oyj....................         58,271           1,084,406

FRANCE -- 16.5%
Alstom S.A. .................          4,498             340,676
AXA S.A. ....................         17,893             584,406
BNP Paribas..................         17,736           1,689,246
Cie Generale d'Optique
  Essilor International
  S.A. ......................         13,247             660,145
Credit Agricole S.A. ........         41,056             788,963
GDF Suez.....................         13,148             682,511
Groupe Danone................         21,549           1,525,091
LVMH Moet Hennessy Louis
  Vuitton S.A. ..............          3,176             278,209
Renault S.A. ................            571              36,308
Total S.A. ..................         14,344             869,447
Unibail-Rodamco (REIT).......          1,688             340,769
Veolia Environnement.........         26,011           1,067,728
Vinci S.A. ..................          8,423             395,971
Vivendi......................         16,954             530,331
                                                       9,789,801

GERMANY -- 9.1%
Adidas AG....................          8,598             458,275
Allianz SE (Regd.)...........            159              21,750
Bayer AG.....................         16,301           1,191,167
Daimler AG (Regd.)...........          4,755             235,571
E.ON AG......................         20,600           1,034,619
Linde AG.....................          7,647             814,763
Metro AG.....................          7,215             360,996
RWE AG.......................          1,990             189,295
Siemens AG (Regd.)...........         11,526           1,072,705
                                                       5,379,141

GREECE -- 0.2%
Hellenic Telecommunications
  Organization S.A. .........          7,499             134,493

HONG KONG -- 0.4%
Sun Hung Kai Properties
  Ltd. ......................         24,455             252,020

INDIA -- 1.4%
ICICI Bank Ltd. .............         32,708             379,825
Larsen & Toubro Ltd. ........          8,282             435,626
                                                         815,451

ITALY -- 3.4%
Intesa Sanpaolo S.p.A. ......        124,943             685,596
Saipem S.p.A. ...............         25,861             772,057
UniCredit S.p.A..............        144,423             538,839
                                                       1,996,492


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                          NUMBER
                                       OF SHARES             VALUE

JAPAN -- 20.0%
Asahi Glass Company Ltd. ....         30,005         $   264,235    (h)
Bank of Yokohama Ltd. .......         53,308             264,529
East Japan Railway Co. ......            123             918,931
Komatsu Ltd. ................          3,169              51,974
Mitsubishi Estate Company
  Ltd. ......................         51,982           1,026,146
Mitsubishi Heavy Industries
  Ltd. ......................        143,000             622,230
Mitsubishi UFJ Financial
  Group, Inc. ...............        172,933           1,510,718
Nidec Corp. .................          4,776             294,339
Nintendo Company Ltd. .......          2,000             849,866
Nomura Holdings, Inc. .......        117,898           1,541,335
Shiseido Company Ltd. .......         51,000           1,144,108
Sony Financial Holdings
  Inc. ......................            290           1,143,819
Sumitomo Metal Industries
  Ltd. ......................        182,000             565,237
Sumitomo Realty & Development
  Company Ltd. ..............          9,000             196,359
Toray Industries Inc. .......        147,999             696,071
Toyota Motor Corp. ..........         17,543             751,349
                                                      11,841,246

MEXICO -- 1.1%
America Movil SAB de C.V. ADR
  (Series L).................         14,125             654,835    (h)

NETHERLANDS -- 1.4%
Koninklijke Philips
  Electronics N.V. ..........         30,690             830,835

NORWAY -- 2.1%
Acergy S.A. .................         17,427             175,057
Orkla ASA....................         28,187             257,749
Telenor ASA..................         63,863             790,227
                                                       1,223,033

RUSSIA -- 0.5%
Gazprom OAO ADR..............          9,991             309,221

SINGAPORE -- 1.2%
CapitaLand Ltd. .............         90,000             197,161
Singapore Telecommunications
  Ltd. ......................        222,174             510,370
                                                         707,531

SOUTH AFRICA -- 1.3%
Anglo Platinum Ltd. .........          1,353             123,426
MTN Group Ltd. ..............         45,822             646,832
                                                         770,258

SOUTH KOREA -- 1.2%
Kookmin Bank.................          7,576             342,540    (s)
Samsung Electronics Company
  Ltd. ......................            800             366,603
                                                         709,143

SPAIN -- 2.2%
ACS Actividades de
  Construccion y Servicios
  S.A. ......................          4,452             179,834
Banco Santander S.A.
  (Regd.)....................         74,099           1,108,578    (h)
                                                       1,288,412

SWEDEN -- 0.3%
Sandvik AB...................         16,085             169,211

SWITZERLAND -- 10.2%
ABB Ltd. (Regd.).............         39,557             768,569
Credit Suisse Group AG
  (Regd.)....................          6,025             282,120
Nestle S.A. (Regd.)..........         47,681           2,066,075
Roche Holding AG.............         13,026           2,044,478
Swatch Group AG..............          2,628             486,365
Syngenta AG..................          1,804             381,436
                                                       6,029,043

TAIWAN -- 1.2%
Taiwan Semiconductor
  Manufacturing Company
  Ltd. ......................        407,669             684,386

UNITED KINGDOM -- 14.6%
BG Group PLC.................         46,569             846,762
BHP Billiton PLC.............         38,014             863,404
Diageo PLC...................         74,925           1,281,486
Group 4 Securicor PLC........         76,229             276,374
Lloyds TSB Group PLC.........        236,997             954,787    (h)
National Grid PLC............         38,274             487,072
Prudential PLC...............         85,050             777,490    (h)
Rio Tinto PLC (Regd.)........          6,711             422,267
Royal Bank of Scotland Group
  PLC........................        207,654             671,607    (h)
Tesco PLC....................        106,434             742,161
Vodafone Group PLC...........        600,542           1,329,685
                                                       8,653,095
TOTAL COMMON STOCK
  (COST $64,533,606).........                         56,134,134

-------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
-------------------------------------------------------------------------
All America Latina Logistica
  S.A.
  (COST $312,386)............         25,900             174,551



46

See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                          NUMBER
                                       OF SHARES             VALUE
OTHER INVESTMENTS -- 0.0%*
-------------------------------------------------------------------------
GEI Investment Fund
  (COST $31,713).............                        $    23,468    (k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $64,877,705).........                         56,332,153

-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.7%
-------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%
  (COST $2,202,289)..........                          2,202,289    (d,p)

TOTAL INVESTMENTS
  (COST $67,079,994).........                         58,534,442

OTHER ASSETS AND LIABILITIES,
  NET -- 1.2%................                            708,396
                                                     -----------

NET ASSETS -- 100.0%.........                        $59,242,838
                                                     ===========








OTHER INFORMATION

--------------------------------------------------------------------------------

The GE International Equity Fund had the following short futures contracts open at September 30, 2008:

                                     NUMBER    CURRENT
                      EXPIRATION       OF      NOTIONAL   UNREALIZED
DESCRIPTION              DATE      CONTRACTS    VALUE    APPRECIATION
---------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures     December 2008      8      $(344,083)    $ 7,151
FTSE 100 Index
  Futures           December 2008      2       (177,282)      5,482
Topix Index
  Futures           December 2008      2       (204,587)     12,766
                                                            -------
                                                            $25,399
                                                            =======



The GE International Equity Fund was invested in the following sectors at September 30, 2008:

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Commercial Banks                          15.26%
Food Products                              6.13%
Pharmaceuticals                            5.53%
Oil, Gas & Consumable Fuels                4.74%
Metals & Mining                            4.59%
Wireless Telecommunication
  Services                                 4.49%
Insurance                                  4.32%
Multi-Utilities                            4.15%
Chemicals                                  3.92%
Short-Term                                 3.76%
Industrial Conglomerates                   3.69%
Capital Markets                            3.12%
Real Estate Management &
  Development                              2.86%
Diversified Telecommunication
  Services                                 2.45%
Beverages                                  2.19%
Textiles Apparel & Luxury Goods            2.09%
Commercial Services & Supplies             2.00%
Personal Products                          1.95%
Electrical Equipment                       1.90%
Food & Staples Retailing                   1.88%
Road & Rail                                1.87%
Communications Equipment                   1.85%
Semiconductors & Semiconductor
  Equipment                                1.80%
Electric Utilities                         1.77%
Automobiles                                1.75%
Construction & Engineering                 1.73%
Energy Equipment & Services                1.62%
Software                                   1.45%

See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE INTERNATIONAL EQUITY FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                    PERCENTAGE (BASED
SECTOR                               ON MARKET VALUE)
-----------------------------------------------------
Machinery                                  1.44%
Healthcare Equipment & Supplies            1.13%
Media                                      0.91%
Real Estate Investment Trusts
  (Reits)                                  0.58%
Electronic Equipment, Instruments
  & Components                             0.50%
Building Products                          0.45%
Marine                                     0.09%
Other Investment                           0.04%
                                         -------
                                         100.00%
                                         =======






48

See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

David B. Carlson has been the portfolio manager of the GE Premier Growth Equity Fund since its inception in 1996. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Premier Growth Equity Fund returned -14.92% for Class A shares, -15.55% for Class B shares, -15.59% for Class C shares, -6.26% for Class R shares (January 29, 2008 to September 30, 2008) and -14.71%for Class Y shares. The S&P 500 Index, the Fund's benchmark, returned -21.98% and the Fund's Lipper peer group of 769 Large-Cap Growth funds returned an average of -22.94% for the same period.

Q.   WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. US equities saw the best of times and the worst of times during the 12-month period. While the S&P 500 index reached an all time high in October 2007, it began a long retreat amid mounting inflation pressures, deterioration in housing and employment, and a worsening credit crisis. During the 12-month period, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July of 2008 before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

     Only the defensive consumer staples sector (+0.7%) managed a positive return in the face of stiff headwinds, with health care (-12%) as the next-best performing sector. While the inflationary energy and materials sectors outperformed the first nine months as commodities climbed, they suffered in the last quarter in the sharp commodities reversal. Energy and materials returned -14% and -21%, respectively, for the year. Similarly, utilities (-14%) outperformed the market, doing well initially but underperforming as funding costs increased during the last quarter. The worst-performing sector was financials (-39%), followed by telecommunications (-33%), industrials (-25%), technology (-23%) and consumer discretionary (-22%). While the credit crisis battered financials the most, the other sectors all suffered amid concerns of slowing economic growth and the fragile consumer.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection has benefited the Fund during a difficult year where each S&P 500 sector -- except for consumer staples -- suffered double digit percent-declines. Our traditional focus on high-quality growth companies has paid off, with strong contributions coming from the growth-oriented sectors comprising the majority of the Fund's market capitalization, including information technology, consumer discretionary and health care. The Fund's

(David B. Corlson)



Pictured to the left:
David B. Carlson

GE U.S. Equity Fund


     technology holdings (-15%) significantly outperformed the S&P 500 index's technology sector (-23%), driven by relative strength in Western Union Co. (+18%), Intuit Inc. (+4%) and QUALCOMM (+3%). In fact, these three holdings were among the top five contributors to relative performance during the period. Within consumer discretionary, our media and specialty retailers outperformed, including Liberty Media Entertainment Corp (0%), and Bed, Bath & Beyond Inc. (-8%). We have long held that media stocks are less economically sensitive than the rest of the consumer discretionary sector -- as we believe their broadcast, telephone and Internet services aren't likely to be turned off during an economic downturn. The market seems to agree. We have also dodged many of the credit-related land mines in financials this year with our underweight positioning in mortgage- and credit-related companies, as well as strong stock selection in insurance (e.g., Aflac Inc. +5%) and capital markets (e.g., State Street Corp, down 15%, fell less than its peer group -- the S&P capital markets industry fell 44% during the year).

     While stock selection was strong and broad-based, the greatest detractor from performance this year was our underweight in consumer staples. As mentioned above, the defensive staples have turned in the best relative performance in the S&P 500 index, in an anxious investing environment. In addition, our sole consumer staples holding, PepsiCo Inc (-0.5%), suffered margin pressures, although it has bounced back in the most recent quarter as commodities moderated. However, we did add to our PepsiCo Inc position during the year, as we liked the strength of Pepsi's brands and its global growth prospects. Within energy, our oil services holdings (-17%) underperformed the benchmark energy sector (-14%), negatively affecting returns. Other stocks that weighed on relative performance included, commercial real estate broker, CB Richard Ellis Group, Inc. (-52%), specialty metals producer, Allegheny Technologies Inc (-64%), UnitedHealth (we eliminated the holding before it dropped 48%) and eBay (-43%).

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. There were no significant changes in the Fund during the period, and we ended the period with 36 holdings in the portfolio. We continued to favor companies we believe can weather an economic slowdown -- high quality leaders with double-digit earnings growth prospects. Our bottom-up process has led us to overweights in technology, consumer discretionary (with a focus in media and specialty retail) and health care. Technology stocks make up about 32% of the portfolio, with consumer discretionary and health care at about 15% each. In 2008, we initiated positions in two healthcare companies, Genentech in the biotech space and VCA Antech in the area of animal health. We also initiated a position in specialty metals company, Allegheny Technologies -- a company that stands to benefit from the trend towards lighter, more fuel-efficient aircraft.

     While we are concerned about the market's ability to move higher in the absence of credit and liquidity, we have been taking advantage of some of the market volatility to add to the core holdings we want to hold for the next three to five years. Down markets are difficult to bear, but we are pleased with the degree of down-market protection the Premier Growth Equity Fund has provided this year. We believe that high quality growth companies will have the ability to outperform as we navigate a recession. We continue to focus on fundamental, bottom-up stock selection with the objective to identify high-quality companies that, based on our analysis, have the ability to produce double-digit earnings growth for the foreseeable future. We believe these characteristics will lead to strong performance over the long term.

GE Premier Growth Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                942.99                5.50
     Class B                     1,000.00                939.46                9.30
     Class C                     1,000.00                939.46                9.30
     Class R                     1,000.00                941.60                6.77
     Class Y                     1,000.00                944.02                4.23
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,019.41                5.45
     Class B                     1,000.00              1,015.73                9.22
     Class C                     1,000.00              1,015.73                9.22
     Class R                     1,000.00              1,018.18                6.71
     Class Y                     1,000.00              1,020.64                4.19
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, 0.83% for Class Y shares and 1.33% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-5.70)% for Class A shares, (-6.05)% for Class B shares, (-6.05)% for Class C shares, (-5.60)% for Class Y shares and (-5.84)% for Class R shares.

GE Premier Growth Equity Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value


---------------------------------
Intuit, Inc.                4.49%
---------------------------------
---------------------------------
Western Union Co.           4.39%
---------------------------------
PepsiCo, Inc.               4.20%
---------------------------------
QUALCOMM Inc.               4.07%
---------------------------------
Liberty Media
  Corp -- Entertainment
  (Series A)                3.93%
---------------------------------
Cisco Systems, Inc.         3.64%
---------------------------------
Comcast Corp. (Class A)     3.58%
---------------------------------
Schlumberger Ltd.           3.44%
---------------------------------
Transocean, Inc.            3.37%
---------------------------------
Paychex, Inc.               3.30%
---------------------------------


 INVESTMENT PROFILE

 A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets in equity securities under normal circumstances. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.

LIPPER PERFORMANCE COMPARISON
Large Cap Growth Peer Group
Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             769     538      255

---------------------------------------------

Peer group
average annual        (22.-
total return:            94)%  3.25%    1.72%
---------------------------------------------


Lipper categories in peer group: Large Cap Growth


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(PERFORMANCE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                   ONE     FIVE    TEN                       $10,000
                  YEAR     YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                 ------    ----   ----    ------------    -------------
GE Premier
  Growth Equity  (14.92)%  3.39%  4.55%     12/31/96          15,602
W/load           (19.81)%  2.18%  3.93%                       14,705
S&P 500 Index    (21.98)%  5.17%  3.06%                       13,514



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                   ONE     FIVE    TEN                       $10,000
                  YEAR     YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                 ------    ----   ----    ------------    -------------
GE Premier
  Growth Equity  (15.55)%  2.62%  4.08%     12/31/96          14,919
W/load           (18.56)%  2.62%  4.08%
S&P 500 Index    (21.98)%  5.17%  3.06%                       13,514



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                  ENDING
                                                                VALUE OF A
                  ONE     FIVE     SINCE                         $10,000
                 YEAR     YEAR   INCEPTION    COMMENCEMENT    INVESTMENT(A)
                ------    ----   ---------    ------------    -------------
GE Premier
  Growth
  Equity        (15.59)%  2.61%     0.57%       09/30/99          10,522
W/load          (16.34)%  2.61%     0.57%
S&P 500 Index   (21.98)%  5.17%     0.62%                         10,574



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                 THREE     SIX      SINCE                      $10,000
                MONTHS   MONTHS   INCEPTION   COMMENCEMENT  INVESTMENT(A)
                ------   ------   ---------   ------------  -------------
GE Premier
  Growth
  Equity         (5.97)%  (5.84)%    (6.26)%    01/29/08        9,374
S&P 500 Index    (8.37)% (10.87)%   (14.14)%                    8,586

GE Premier Growth Equity Fund

CLASS Y SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                   ONE     FIVE     TEN                      $10,000
                  YEAR     YEAR    YEAR    COMMENCEMENT   INVESTMENT(A)
                 ------    ----    ----    ------------   -------------
GE Premier
  Growth Equity  (14.71)%  3.65%   4.81%     12/31/96         15,993
S&P 500 Index    (21.98)%  5.17%   3.06%                      13,514


                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE PREMIER GROWTH EQUITY FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

GE PREMIER GROWTH EQUITY FUND

Portfolio Composition as a % of Market Value of $194,499
(in thousands) as of September 30, 2008

                                     (CHART)


                                        NUMBER
                                     OF SHARES             VALUE
COMMON STOCK -- 97.3%

-----------------------------------------------------------------------

BEVERAGES -- 4.2%
PepsiCo, Inc. ..............       114,539         $  8,163,194

BIOTECHNOLOGY -- 5.0%
Amgen, Inc. ................       107,069            6,345,980    (a)
Genentech, Inc. ............        37,350            3,312,198    (a)
                                                      9,658,178

CAPITAL MARKETS -- 4.9%
Goldman Sachs Group, Inc. ..        27,887            3,569,536
State Street Corp. .........       104,579            5,948,453    (e)
                                                      9,517,989

CHEMICALS -- 2.7%
Monsanto Co. ...............        51,791            5,126,273    (h)

COMMERCIAL SERVICES & SUPPLIES -- 1.8%
Iron Mountain, Inc. ........       141,929            3,464,487    (a)

COMMUNICATIONS EQUIPMENT -- 10.9%
Cisco Systems, Inc. ........       313,737            7,077,907   (a,h)
Corning Inc. ...............       193,222            3,021,992
QUALCOMM Inc. ..............       184,258            7,917,566
Research In Motion Ltd. ....        44,820            3,061,206    (a)
                                                     21,078,671

DIVERSIFIED FINANCIAL SERVICES -- 2.7%
CME Group Inc. .............        13,944            5,180,335

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 2.2%
Molex Inc. (Class A)........       202,684            4,217,854    (h)

ENERGY EQUIPMENT & SERVICES -- 6.9%
Schlumberger Ltd. ..........        85,655            6,688,799
Transocean, Inc. ...........        59,759            6,563,929
                                                     13,252,728

HEALTHCARE EQUIPMENT & SUPPLIES -- 3.2%
Medtronic, Inc. ............       122,009            6,112,651

HEALTHCARE PROVIDERS & SERVICES -- 2.8%
Lincare Holdings, Inc. .....       111,551            3,356,570    (a)
VCA Antech, Inc. ...........        67,229            1,981,239    (a)
                                                      5,337,809

HOTELS RESTAURANTS & LEISURE -- 3.0%
Carnival Corp. .............       166,828            5,897,370

INSURANCE -- 2.5%
Aflac Inc. .................        83,165            4,885,944    (h)

INTERNET SOFTWARE & SERVICES -- 2.0%
eBay, Inc. .................       171,808            3,845,063   (a,h)

IT SERVICES -- 7.7%
Paychex, Inc. ..............       194,218            6,415,021
Western Union Co. ..........       346,107            8,538,460
                                                     14,953,481

MACHINERY -- 3.2%
Dover Corp. ................       153,382            6,219,640

MEDIA -- 10.0%
Comcast Corp. (Class A).....       353,576            6,972,519
Liberty Global, Inc. (Series
  C)........................       171,310            4,812,098    (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................       306,267            7,647,487    (a)
                                                     19,432,104

METALS & MINING -- 0.7%
Allegheny Technologies
  Inc. .....................        43,326            1,280,283


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE PREMIER GROWTH EQUITY FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

                                        NUMBER
                                     OF SHARES             VALUE

PHARMACEUTICALS -- 2.5%
Johnson & Johnson...........        69,719         $  4,830,132

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%
CB Richard Ellis Group, Inc.
  (Class A).................       266,427            3,562,129    (a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.5%
Analog Devices, Inc. .......       111,053            2,926,247

SOFTWARE -- 7.6%
Intuit, Inc. ...............       276,387            8,736,593    (a)
Microsoft Corp. ............       221,608            5,914,717
                                                     14,651,310

SPECIALTY RETAIL -- 5.3%
Bed Bath & Beyond, Inc. ....       201,688            6,335,020   (a,h)
Lowe's Companies, Inc. .....       166,828            3,952,155
                                                     10,287,175

WIRELESS TELECOMMUNICATION SERVICES -- 2.2%
American Tower Corp. (Class
  A)........................       117,029            4,209,533    (a)

TOTAL COMMON STOCK
  (COST $197,099,517).......                        188,090,580

-----------------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
-----------------------------------------------------------------------
GEI Investment Fund
  (COST $24,674)............                             18,258    (k)
TOTAL INVESTMENTS IN
  SECURITIES (COST
  $197,124,191).............                        188,108,838

-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.3%
-----------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%
  (COST $6,389,785).........                          6,389,785   (d,p)
TOTAL INVESTMENTS
  (COST $203,513,976).......                        194,498,623
LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.6)%.............                         (1,091,443)
                                                   ------------

NET ASSETS -- 100.0%........                       $193,407,180
                                                   ============







OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Premier Growth Equity Fund had the following long futures contracts open at September 30, 2008:

                                    NUMBER     CURRENT
                     EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION             DATE      CONTRACTS     VALUE    DEPRECIATION
---------------------------------------------------------------------
S&P 500 Index
  Futures          December 2008      7      $2,045,750    $(72,296)





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

The GE STRATEGIC INVESTMENT FUND is managed by a team of portfolio managers that includes Paul M. Colonna, Ralph R. Layman, Thomas R. Lincoln, Judith A. Studer, and Diane M. Wehner. Ms. Studer is vested with oversight authority for determining asset allocations for the Fund.

Each of the foregoing portfolio managers is responsible for managing one of four sub-portfolios: U.S. equity, U.S. mid-cap equity, international equity, and fixed income. Mr. Lincoln manages the U.S. equity sub-portfolio, Ms. Wehner manages the U.S. mid-cap equity sub-portfolio, Mr. Layman manages the international equity sub-portfolio, and Mr. Colonna manages the fixed income sub-portfolio, each with a team of portfolio managers and analysts. The sub-portfolios underlying the Fund are managed independently of each other and the portfolio managers have full discretion over their particular sub-portfolio. However, the portfolio management team is collaborative to ensure strict adherence to the Fund's objectives. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Strategic Investment Fund returned -16.87% for Class A shares, -17.47% for Class B shares, -17.48% for Class C shares and -16.65% for Class Y shares. The since inception return from January 29, 2008 is -11.40% for Class R shares. The Fund's broad based benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index returned -21.98% and 3.65% respectively, and the Fund's Lipper peer group of 653 Mixed-Asset Target Allocation Growth Funds returned an average of -17.91% for the same period.

Q. WHAT WERE THE PRIMARY DRIVERS OF THE FUND'S PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. The performance of the GE Strategic Investment Fund for the past twelve-month period was primarily driven by the Fund's overweight in international equities and underweight position in fixed income. The Fund benefited from the portfolio managers' tactical decision to expand the overweight position in cash throughout this period.



(PORTFOLIO MANAGERS)

GE U.S. Equity Fund



     U.S. equities saw the best of times and the worst of times during the year. While the S&P 500 reached an all time high in October 2007, it began a long retreat amid mounting concerns of inflation and then deflation, deterioration in housing and employment, and a worsening credit crisis. During the year, commodity prices skyrocketed, and oil peaked at approximately $145 a barrel in July before falling sharply amid fears of slowing global economic growth. The dollar began to strengthen as oil fell and investors sought the relative security of U.S. Treasury securities. Growth fears began to trump inflation concerns and these conditions set off a rotation away from materials, energy and industrials, and into defensive sectors like staples and health care. The financials retreated amid locked-up credit markets and massive write-downs of poor performing mortgages and mortgage related securities.

     The Fund's high quality large-cap holdings helped to protect the Fund from the entirety of the S&P 500 downdraft this year. Eight out of ten S&P 500 sectors have added positively to relative performance, with the greatest single contribution coming from outperforming stocks within technology. The Fund enjoyed solid contributions from the health care, energy, consumer, and utilities sectors. The global cyclical sectors, industrials and materials, which have lagged so far this year, have negatively impacted performance. The rising cost of fuel and growing global growth concerns have punished aircraft-related stocks and most global cyclicals. We have remained committed to investing in high quality large-cap stocks with predictable and steady earnings growth at compelling valuations. In the continuing credit market dislocation, the Fund's underweight in financials benefited performance. We remain focused on a long-term investment horizon and continue to utilize a bottom-up, research-driven, fundamental approach to stock selection.

     The mid-cap equity overweight in health care companies with their defensive growth qualities and good earnings visibility contributed to performance. A healthy weighting and successful stock selection within the consumer staple sector enhanced portfolio performance. Being underweight in the consumer cyclical and financial sectors also added to performance.

     The rapidly expanding problem in the global financial system has taken its toll on international market confidence and the economic growth outlook. In the face of a slowing economy and declining earnings, stocks have been weaker across the board with almost all stocks selling off, regardless of fundamentals. Starting in the fourth quarter of 2007, the worsening condition of the U.S. financial sector saw its effects spread from local to global very rapidly. Also beset by rising inflation and slower growth, declining liquidity in the world's financial system prompted a major fall in global stocks.

     Substantial positive attribution was derived from stock selection in materials and financial stocks. Agricultural chemicals continued to outperform, benefiting from strong demand and price appreciation, while the deteriorating financial environment emphasized the separation between vulnerable and healthy companies. Banking stocks held in the portfolio figured in both the top and bottom contributors while companies vulnerable to the economic cycle tended to lag. Substantially underweight financials at the start of the period, positions in the highest quality, and least vulnerable, companies were increased over the last twelve months. Deposit-based banks and institutions with minimal exposure to risky credits were preferred. Also, we have reduced the overweight in more cyclical industrial, materials, and energy companies that may face a less buoyant market as global growth slows. Indiscriminate selling in the market has allowed us to add to high quality defensive food and beverage

GE U.S. Equity Fund


     companies at very attractive valuations.

     During the twelve-month period ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship, and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. These events contributed to one of the worst credit environments on record. Commercial mortgage-backed securities (MBS) spreads widened dramatically and wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining Treasury yields in the flight to quality. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. In response, central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2.00% during this twelve-month period.

     The primary source of fixed income underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance. Although the Fund's general underweight in investment grade credit versus the benchmark helped performance, the exposure to high yield and emerging market debt hurt relative return.

Q.   WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Throughout the year, we lowered the Fund's exposure to equity and increased its exposure to cash equivalents. This defensive positioning helped to dampen volatility and preserve capital. We reduced exposure to large-cap growth equity and increased our allocation to core value equity to increase diversification. At the end of the period, we were underweight in U.S. and international equities and overweight in cash equivalents.

GE Strategic Investment Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                894.41                4.41
     Class B                     1,000.00                890.93                8.11
     Class C                     1,000.00                891.21                8.11
     Class R                     1,000.00                893.48                5.75
     Class Y                     1,000.00                895.48                3.17
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.34                4.49
     Class B                     1,000.00              1,016.66                8.27
     Class C                     1,000.00              1,016.66                8.27
     Class R                     1,000.00              1,019.02                5.85
     Class Y                     1,000.00              1,021.57                3.23
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.89% for Class A shares, 1.64% for Class B shares, 1.64% for Class C shares, 0.64% for Class Y shares and 1.16% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-10.56)% for Class A shares, (-10.91)% for Class B shares, (-10.88)% for Class C shares, (-10.45)% for Class Y shares and (-10.65)% for Class R shares.

GE Strategic Investment Fund

--------------------------------------------------------------------------------
TOP TEN LARGEST HOLDINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value





---------------------------------

Federal National Mortgage

  Assoc. TBA 5.50%          1.87%

---------------------------------

Federal National Mortgage

  Assoc. TBA 5.00%          1.16%

---------------------------------

Amgen, Inc.                 1.15%

---------------------------------

Cisco Systems, Inc.         1.09%

---------------------------------

QUALCOMM Inc.               1.05%

---------------------------------

Federal Home Loan Mortgage

  Corp. TBA 5.50%           1.02%

---------------------------------

Comcast Corp. (Class A)     0.97%

---------------------------------

PepsiCo, Inc.               0.97%

---------------------------------

Microsoft Corp.             0.92%

---------------------------------

Transocean, Inc.            0.91%

---------------------------------



 INVESTMENT PROFILE

 A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.

LIPPER PERFORMANCE COMPARISON
Mixed-Asset Target Alloc Growth
Peer Group

Based on average annual total returns for the periods ended 9/30/08


                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             653     410      236

---------------------------------------------

Peer group
average annual        (17.-
total return:            91)%   4.5%    3.78%
---------------------------------------------


Lipper categories in peer group: Mixed-Asset Target Alloc Growth


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                     ONE     FIVE     TEN                    $10,000
                    YEAR     YEAR    YEAR   COMMENCEMENT  INVESTMENT(A)
                   ------    ----    ----   ------------  -------------
GE Strategic
  Investment       (16.87)%  5.06%   5.15%    01/05/93        16,525
W/load             (21.65)%  3.82%   4.53%                    15,575
S&P 500 Index      (21.98)%  5.17%   3.06%                    13,514
LB Aggregate
  Bond Index         3.65%   3.78%   5.20%                    16,595



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                    ONE     FIVE    TEN                     $10,000
                   YEAR     YEAR   YEAR   COMMENCEMENT   INVESTMENT(A)
                  ------    ----   ----   ------------   -------------
GE Strategic
  Investment      (17.47)%  4.28%  4.68%    12/22/93         15,799
W/load            (20.44)%  4.28%  4.68%
S&P 500 Index     (21.98)%  5.17%  3.06%                     13,514
LB Aggregate
  Bond Index        3.65%   3.78%  5.20%                     16,595



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                ENDING
                                                              VALUE OF A
                     ONE     FIVE    SINCE                     $10,000
                    YEAR     YEAR  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                   ------    ----  ---------  ------------  -------------
GE Strategic
  Investment       (17.48)%  4.28%    3.30%     09/30/99        13,395
W/load             (18.22)%  4.28%    3.30%
S&P 500 Index      (21.98)%  5.17%    0.62%                     10,574
LB Aggregate
  Bond Index         3.65%   3.78%    5.83%                     16,656



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                               ENDING
                                                             VALUE OF A
                  THREE     SIX     SINCE                     $10,000
                 MONTHS   MONTHS  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                 ------   ------  ---------  ------------  -------------
GE Strategic
  Investment     (10.01)% (10.65)%  (11.40)%   01/29/08        8,860
S&P 500 Index     (8.37)% (10.87)%  (14.14)%                   8,586
LB Aggregate
  Bond Index      (0.49)%  (1.50)%   (1.53)%                   9,847

GE Strategic Investment Fund

CLASS Y SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                               ENDING
                                                             VALUE OF A
                    ONE     FIVE    TEN                       $10,000
                   YEAR     YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                  ------    ----   ----    ------------    -------------
GE Strategic
  Investment      (16.65)%  5.46%  5.48%     11/29/93          17,056
S&P 500 Index     (21.98)%  5.17%  3.06%                       13,514
LB Aggregate
  Bond Index        3.65%   3.78%  5.20%                       16,595



                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

GE STRATEGIC INVESTMENT FUND

Portfolio Composition as a % of Market Value of $151,245
(in thousands) as of September 30, 2008

                                     (CHART)


                                         NUMBER
                                      OF SHARES             VALUE
DOMESTIC EQUITY -- 40.7%

------------------------------------------------------------------------

AEROSPACE & DEFENSE -- 0.4%

Alliant Techsystems, Inc. ..          1,920         $   180,365     (a)
Hexcel Corp. ...............         22,484             307,805    (a,h)
Honeywell International,
  Inc. .....................            768              31,910
Rockwell Collins, Inc. .....          2,345             112,771
                                                        632,851

BEVERAGES -- 1.2%

Pepsi Bottling Group,
  Inc. .....................          8,170             238,319
PepsiCo, Inc. ..............         20,585           1,467,093
                                                      1,705,412

BIOTECHNOLOGY -- 2.6%

Amgen, Inc. ................         29,375           1,741,057     (a)
Amylin Pharmaceuticals,
  Inc. .....................          7,261             146,817     (a)
Genentech, Inc. ............         13,260           1,175,897     (a)
Gilead Sciences, Inc. ......         11,890             541,946     (a)
Vertex Pharmaceuticals
  Inc. .....................          4,313             143,364     (a)
                                                      3,749,081

CAPITAL MARKETS -- 2.2%

Affiliated Managers Group,
  Inc. .....................          1,994             165,203     (a)
Ameriprise Financial,
  Inc. .....................          5,296             202,307
Bank of New York Mellon
  Corp. ....................          6,078             198,021
BlackRock, Inc. ............            334              64,963
Fortress Investment Group
  LLC (Class A).............          7,989              83,884
Goldman Sachs Group, Inc. ..          8,637           1,105,536
Greenhill & Company, Inc. ..          2,049             151,114
State Street Corp. .........         20,241           1,151,308     (e)
                                                      3,122,336

CHEMICALS -- 0.8%

Intrepid Potash, Inc. ......          4,857             146,390     (a)
Monsanto Co. ...............          8,324             823,909     (h)
Praxair, Inc. ..............          2,456             176,193
                                                      1,146,492

COMMERCIAL BANKS -- 0.4%

CVB Financial Corp. ........          4,769              66,289
SunTrust Banks, Inc. .......          5,711             256,938
US Bancorp..................          4,810             173,256
Zions Bancorporation........          1,752              67,802
                                                        564,285

COMMERCIAL SERVICES & SUPPLIES -- 0.4%

Corrections Corporation of
  America...................          9,525             236,696     (a)
Iron Mountain, Inc. ........         14,762             360,340     (a)
                                                        597,036

COMMUNICATIONS EQUIPMENT -- 2.6%

Cisco Systems, Inc. ........         73,030           1,647,557     (a)
Corning Inc. ...............         18,891             295,455
Harris Corp. ...............          1,455              67,221
Juniper Networks, Inc. .....          7,761             163,524     (a)
QUALCOMM Inc. ..............         36,814           1,581,898
                                                      3,755,655

COMPUTERS & PERIPHERALS -- 0.4%

Apple, Inc. ................            334              37,962     (a)
Dell, Inc. .................          4,842              79,796     (a)
Hewlett-Packard Co. ........          5,576             257,834
International Business
  Machines Corp. ...........          1,704             199,300
                                                        574,892

CONSTRUCTION MATERIALS -- 0.0%*

Vulcan Materials Co. .......            334              24,883

CONSUMER FINANCE -- 0.1%

American Express Co. .......          2,506              88,788

DIVERSIFIED FINANCIAL SERVICES -- 1.3%

Bank of America Corp. ......          3,006             105,210
Citigroup, Inc. ............          4,676              95,905


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
CME Group Inc. .............          2,489         $   924,688
JP Morgan Chase & Co. ......         14,719             687,378
                                                      1,813,181

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

AT&T, Inc. .................          1,837              51,289
Verizon Communications,
  Inc. .....................          5,510             176,816
                                                        228,105

ELECTRIC UTILITIES -- 0.6%

American Electric Power
  Company, Inc. ............          5,543             205,257
Edison International........          4,507             179,829
FirstEnergy Corp. ..........            835              55,937
ITC Holdings Corp. .........          5,607             290,274
Northeast Utilities.........          4,497             115,348
                                                        846,645

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%

Cogent, Inc. ...............          8,552              87,401     (a)
Mettler Toledo
  International, Inc. ......          1,449             142,002     (a)
Molex Inc. (Class A)........         19,229             400,155
                                                        629,558

ENERGY EQUIPMENT & SERVICES -- 2.2%

Dresser-Rand Group, Inc. ...          4,994             157,161     (a)
Halliburton Co. ............          4,609             149,286
HIS, Inc. (Class A).........          2,429             115,718     (a)
Nabors Industries Ltd. .....          2,004              49,940     (a)
National Oilwell Varco,
  Inc. .....................          1,001              50,280     (a)
Schlumberger Ltd. ..........         15,033           1,173,927
Transocean, Inc. ...........         12,463           1,368,936
Weatherford International
  Ltd. .....................          5,699             143,273     (a)
                                                      3,208,521

FOOD & STAPLES RETAILING -- 0.1%

Wal-Mart Stores, Inc. ......          2,004             120,020

FOOD PRODUCTS -- 0.6%

General Mills, Inc. ........          4,116             282,852
Kraft Foods, Inc. (Class
  A)........................          2,004              65,631
McCormick & Company, Inc. ..         12,807             492,429
                                                        840,912

HEALTHCARE EQUIPMENT & SUPPLIES -- 2.0%

Baxter International,
  Inc. .....................            402              26,383
Boston Scientific Corp. ....         14,862             182,357     (a)
Covidien Ltd. ..............            757              40,696
DENTSPLY International,
  Inc. .....................          4,932             185,147
Gen-Probe Inc. .............          2,669             141,590     (a)
Hologic, Inc. ..............         32,110             620,686     (a)
Masimo Corp. ...............          8,665             322,338     (a)
Medtronic, Inc. ............         16,990             851,199
Resmed, Inc. ...............         11,604             498,972     (a)
                                                      2,869,368

HEALTHCARE PROVIDERS & SERVICES -- 1.1%

Aetna, Inc. ................         10,585             382,224
Cardinal Health, Inc. ......          2,237             110,239
McKesson Corp. .............          3,340             179,725
Psychiatric Solutions,
  Inc. .....................          7,419             281,551     (a)
UnitedHealth Group, Inc. ...         27,094             687,917
                                                      1,641,656

HOTELS RESTAURANTS & LEISURE -- 0.7%

Carnival Corp. .............         18,333             648,072
Darden Restaurants, Inc. ...          2,671              76,471
Life Time Fitness, Inc. ....          4,375             136,806     (a)
Penn National Gaming,
  Inc. .....................          3,015              80,109     (a)
The Cheesecake Factory......          5,919              86,536     (a)
                                                      1,027,994

HOUSEHOLD PRODUCTS -- 0.7%

Clorox Co. .................          3,673             230,260
Kimberly-Clark Corp. .......          8,244             534,541
Procter & Gamble Co. .......          2,938             204,749
                                                        969,550

INDUSTRIAL CONGLOMERATES -- 0.8%

McDermott International,
  Inc. .....................          2,949              75,347     (a)
Textron, Inc. ..............         36,274           1,062,103
                                                      1,137,450

INSURANCE -- 1.4%

ACE Ltd. ...................          7,925             428,981
Allstate Corp. .............          1,670              77,020
AON Corp. ..................          3,406             153,134
Chubb Corp. ................          2,973             163,218
HCC Insurance Holdings,
  Inc. .....................         20,162             544,374
Marsh & McLennan Companies,
  Inc. .....................          1,703              54,087
MetLife, Inc. ..............          7,972             446,432
Prudential Financial,
  Inc. .....................          1,940             139,680
                                                      2,006,926

INTERNET SOFTWARE & SERVICES -- 0.5%

Equinix, Inc. ..............            370              25,700     (a)
Google, Inc. (Class A)......          1,475             590,767     (a)
MercadoLibre, Inc. .........          5,093             103,643     (a)
                                                        720,110


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

IT SERVICES -- 2.0%

Affiliated Computer
  Services, Inc. (Class A)..          5,452         $   276,035     (a)
Automatic Data Processing,
  Inc. .....................          9,258             395,780
Cognizant Technology
  Solutions Corp. (Class
  A)........................         10,149             231,702     (a)
DST Systems, Inc. ..........          2,196             122,954     (a)
Fidelity National
  Information Services,
  Inc. .....................          6,508             120,137
Lender Processing Services,
  Inc. .....................          2,166              66,106
NeuStar, Inc. (Class A).....          6,021             119,758     (a)
Paychex, Inc. ..............         23,589             779,145
Western Union Co. ..........         33,597             828,838
                                                      2,940,455

LIFE SCIENCES TOOLS & SERVICES -- 0.3%

Thermo Fisher Scientific,
  Inc. .....................          6,689             367,895     (a)

MACHINERY -- 0.5%

Deere & Co. ................          2,105             104,197
Eaton Corp. ................          1,403              78,821
Harsco Corp. ...............          5,420             201,570
ITT Corp. ..................          4,170             231,894
Joy Global, Inc. ...........          3,558             160,608
                                                        777,090

MEDIA -- 2.7%

Comcast Corp. (Class A).....         74,741           1,473,892     (h)
Interpublic Group of
  Companies, Inc. ..........          6,346              49,181     (a)
Liberty Global, Inc. (Series
  C)........................         15,742             442,193     (a)
Liberty Media
  Corp -- Entertainment
  (Series A)................         24,357             608,194     (a)
Omnicom Group, Inc. ........         17,066             658,065
Regal Entertainment Group
  (Class A).................         11,435             180,444
The Walt Disney Co. ........          2,238              68,684
Time Warner, Inc. ..........         19,537             256,130
Viacom, Inc. (Class B)......          6,112             151,822     (a)
                                                      3,888,605

METALS & MINING -- 0.4%

Alcoa, Inc. ................          2,538              57,308
Allegheny Technologies
  Inc. .....................         12,270             362,578
Freeport-McMoRan Copper &
  Gold, Inc. ...............          1,336              75,952
                                                        495,838

MULTILINE RETAIL -- 0.4%

Kohl's Corp. ...............          7,941             365,921     (a)
Target Corp. ...............          4,338             212,779
                                                        578,700

MULTI-UTILITIES -- 0.3%

Dominion Resources, Inc. ...          5,511             235,761
DTE Energy Co. .............          2,435              97,692
SCANA Corp. ................          2,971             115,661
                                                        449,114

OIL, GAS & CONSUMABLE FUELS -- 1.8%

Apache Corp. ...............          2,347             244,745
ConocoPhillips..............          1,303              95,445
Devon Energy Corp. .........            534              48,701
Exxon Mobil Corp. ..........         11,448             889,051     (h)
Hess Corp. .................          2,950             242,136
Marathon Oil Corp. .........         14,863             592,588
Peabody Energy Corp. .......          2,593             116,685
Southwestern Energy Co. ....          5,961             182,049     (a)
Sunoco, Inc. ...............          1,971              70,128
Valero Energy Corp. ........          3,674             111,322
                                                      2,592,850

PERSONAL PRODUCTS -- 0.6%

Alberto-Culver Co. .........         20,899             569,288
The Estee Lauder Cos. Inc.
  (Class A).................          5,401             269,564
                                                        838,852

PHARMACEUTICALS -- 1.2%

Abbott Laboratories.........         14,135             813,894
Bristol-Myers Squibb Co. ...         12,524             261,125
Johnson & Johnson...........            736              50,990
Merck & Company, Inc. ......          2,806              88,557
Pfizer, Inc. ...............         16,366             301,789
Wyeth.......................          5,911             218,352
                                                      1,734,707

PROFESSIONAL SERVICES -- 0.1%

Monster Worldwide, Inc. ....          9,342             139,289     (a)

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%

Douglas Emmett, Inc.
  (REIT)....................          5,389             124,324
Prologis (REIT).............          2,649             109,324
                                                        233,648

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

CB Richard Ellis Group, Inc.
  (Class A).................         37,086             495,840    (a,h)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.2%

Analog Devices, Inc. .......          2,840         $    74,834
Hittite Microwave Corp. ....          5,175             173,880     (a)
Intel Corp. ................         55,727           1,043,767
Lam Research Corp. .........          2,672              84,141     (a)
Marvell Technology Group
  Ltd. .....................          8,754              81,412     (a)
Maxim Integrated Products,
  Inc. .....................          5,139              93,016
Microchip Technology Inc. ..            677              19,924
National Semiconductor
  Corp. ....................          3,507              60,355
Texas Instruments Inc. .....          7,113             152,930
                                                      1,784,259

SOFTWARE -- 2.2%

Activision Blizzard, Inc. ..         17,062             263,267    (a,h)
Blackboard, Inc. ...........          3,159             127,276     (a)
Citrix Systems, Inc. .......          5,853             147,847     (a)
Intuit, Inc. ...............         24,972             789,365     (a)
Macrovision Solutions
  Corp. ....................         15,457             237,729     (a)
Microsoft Corp. ............         52,331           1,396,715     (h)
Oracle Corp. ...............          8,348             169,548     (a)
                                                      3,131,747

SPECIALTY RETAIL -- 1.4%

Bed Bath & Beyond, Inc. ....         35,093           1,102,271     (a)
Lowe's Companies, Inc. .....         29,339             695,041
O'Reilly Automotive, Inc. ..          6,959             186,292     (a)
                                                      1,983,604

TEXTILES APPAREL & LUXURY GOODS -- 0.1%

Coach, Inc. ................          4,896             122,596     (a)

TOBACCO -- 0.1%

Altria Group, Inc. .........          7,865             156,042

WATER UTILITIES -- 0.1%

American Water Works
  Company, Inc. ............          7,391             158,906

WIRELESS TELECOMMUNICATION SERVICES -- 1.1%

American Tower Corp. (Class
  A)........................          5,267             189,454     (a)
NII Holdings, Inc. (Class
  B)........................         32,967           1,250,108     (a)
Syniverse Holdings, Inc. ...          6,821             113,297     (a)
                                                      1,552,859
TOTAL DOMESTIC EQUITY
  (COST $63,553,769)........                         58,444,603


FOREIGN EQUITY -- 24.7%
------------------------------------------------------------------------

COMMON STOCK -- 24.5%
AEROSPACE & DEFENSE -- 0.3%
CAE, Inc. ..................         51,977             415,542
Elbit Systems Ltd. .........            934              48,762
                                                        464,304

AUTOMOBILES -- 0.4%
Daimler AG (Regd.)..........          2,438             120,783
Renault S.A. ...............            292              18,567
Toyota Motor Corp. .........          9,016             386,146
                                                        525,496

BEVERAGES -- 0.5%
Coca-Cola Icecek AS (Class
  C)........................          3,131              24,992
Diageo PLC..................         38,416             657,051
                                                        682,043

BIOTECHNOLOGY -- 0.0%*
WuXi PharmaTech Cayman, Inc.
  ADR.......................          1,352              17,779     (a)

BUILDING PRODUCTS -- 0.1%
Asahi Glass Company Ltd. ...         15,003             132,122

CAPITAL MARKETS -- 0.7%
Credit Suisse Group AG
  (Regd.)...................          3,092             144,782
Dubai Islamic Bank..........         20,919              32,866
Egyptian Financial Group-
  Hermes Holding............          4,572              28,119
Nomura Holdings, Inc. ......         60,399             789,624
Woori Investment &
  Securities Company Ltd. ..          2,140              33,496
                                                      1,028,887

CHEMICALS -- 0.9%
Israel Chemicals Ltd. ......          1,501              20,984
Linde AG....................          3,920             417,663
Makhteshim-Agan Industries
  Ltd. .....................          6,456              40,745
Potash Corporation of
  Saskatchewan..............          1,595             206,980
Sinofert Holdings Ltd. .....         81,693              41,185
Syngenta AG.................            924             195,369
Taiwan Fertilizer Company
  Ltd. .....................         11,000              20,567
Toray Industries Inc. ......         76,999             362,143
                                                      1,305,636


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE

COMMERCIAL BANKS -- 3.5%
Akbank TAS..................          9,521         $    48,686
Banco do Brasil S.A. .......          4,695              55,373
Banco Santander Chile S.A.
  ADR.......................          1,209              51,733
Banco Santander S.A.
  (Regd.)...................         37,994             568,419
Bank of Yokohama Ltd. ......         26,704             132,512
BNP Paribas.................          9,094             866,148
Chinatrust Financial Holding
  Company Ltd. .............          7,319               4,021
Credit Agricole S.A. .......         20,978             403,129
ICICI Bank Ltd. ............         18,865             219,072
Industrial & Commercial Bank
  of China..................         52,499              31,732
Intesa Sanpaolo S.p.A. .....         64,060             351,515
Kookmin Bank................          4,922             222,543     (s)
Lloyds TSB Group PLC........        121,523             489,578
Metropolitan Bank & Trust...         32,300              23,479
Mitsubishi UFJ Financial
  Group, Inc. ..............         88,689             774,774
Royal Bank of Scotland Group
  PLC.......................        106,406             344,144
Siam Commercial Bank PCL....         24,100              47,360
Standard Bank Group Ltd. ...          2,600              29,896
State Bank of India Ltd.
  GDR.......................            496              30,008
UniCredit S.p.A.............         74,042             276,249
Woori Finance Holdings
  Company Ltd. .............          1,870              19,199
                                                      4,989,570

COMMERCIAL SERVICES & SUPPLIES -- 0.4%
Brambles Ltd. ..............         51,228             319,059
Group 4 Securicor PLC.......         39,084             141,702
Group 4 Securicor PLC.......         38,694             140,247
                                                        601,008

COMMUNICATIONS EQUIPMENT -- 1.1%
Nokia Oyj...................         29,928             556,951
Research In Motion Ltd. ....         14,085             962,005     (a)
ZTE Corp. ..................            964               3,652
                                                      1,522,608
COMPUTERS &
  PERIPHERALS -- 0.0%*
Asustek Computer Inc. ......         15,196              30,106

CONSTRUCTION & ENGINEERING -- 0.5%
ACS Actividades de
  Construcciony Servicios
  S.A. .....................          2,283              92,220
China Communications
  Construction Company
  Ltd. .....................         32,898              28,884
Doosan Heavy Industries and
  Construction Company
  Ltd. .....................            650              48,551
Empresas ICA SAB de C.V. ...         10,850              31,402     (a)
Hyundai Development Co. ....            765              28,575
IVRCL Infrastructures &
  Projects Ltd. ............          3,281              16,698
Larsen & Toubro Ltd. .......          4,677             246,006
Vinci S.A. .................          4,319             203,039
                                                        695,375

CONSUMER FINANCE -- 0.0%*
Tisco Bank PCL..............         31,043              12,567
Tisco Bank PCL NVDR.........            452                 208
                                                         12,775

DIVERSIFIED FINANCIAL SERVICES -- 0.0%*
Kotak Mahindra Bank Ltd. ...          2,933              35,082

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
Hellenic Telecommunications
  Organization S.A. ........          3,600              64,565
Singapore Telecommunications
  Ltd. .....................        113,622             261,008
Telekomunikasi Indonesia Tbk
  PT (Series B).............         43,000              32,118
Telenor ASA.................         32,933             407,506
                                                        765,197

ELECTRIC UTILITIES -- 0.4%
CEZ.........................            437              27,313
E.ON AG.....................         10,563             530,519
                                                        557,832

ELECTRICAL EQUIPMENT -- 0.6%
ABB Ltd. (Regd.)............         20,280             394,028
ABB Ltd. ADR................          4,910              95,254
Alstom S.A. ................          2,305             174,580
China High Speed
  Transmission Equipment
  Group Company Ltd. .......         23,000              42,097
Suntech Power Holdings
  Company Ltd. ADR..........          3,892             139,606     (a)
Zhuzhou CSR Times Electric
  Company Ltd. .............         15,000              10,683
                                                        856,248

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%
Delta Electronics Inc. .....         18,371              48,172
HON HAI Precision Industry
  Company Ltd. .............          8,602              30,842
Nidec Corp. ................          2,358             145,321
Unimicron Technology
  Corp. ....................         22,310              18,042
                                                        242,377

ENERGY EQUIPMENT & SERVICES -- 0.5%
Acergy S.A. ................          9,002              90,427
CAT Oil AG..................          1,310               6,000     (a)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
Saipem S.p.A. ..............         13,256         $   395,746
Tesco Corp. ................          5,498             115,128     (a)
TMK OAO GDR.................          1,887              46,986     (b)
                                                        654,287

FOOD & STAPLES RETAILING -- 0.4%
Metro AG....................          3,699             185,076
Shinsegae Company Ltd. .....             40              18,879
Tesco PLC...................         54,571             380,522
                                                        584,477

FOOD PRODUCTS -- 1.5%
Groupe Danone...............         11,050             782,043
IOI Corp. ..................         26,750              32,968
Nestle S.A. (Regd.).........         24,282           1,052,168
Nestle S.A. ADR.............          3,072             131,482
Perdigao S.A. ..............          1,800              33,967
Uni-President Enterprises
  Corp. ....................         42,000              37,948
Want Want China Holdings
  Ltd. .....................         62,000              22,639
                                                      2,093,215

HEALTHCARE EQUIPMENT & SUPPLIES -- 0.2%
Cie Generale d'Optique
  Essilor International
  S.A. .....................          6,795             338,619

HOTELS RESTAURANTS & LEISURE -- 0.0%*
AGTech Holdings Ltd. .......        164,195               5,349     (a)
Alsea SAB de C.V. ..........         23,219              17,540     (a)
China Travel International
  Inv.......................        102,292              23,246
                                                         46,135

HOUSEHOLD DURABLES -- 0.0%*
Gafisa S.A. ................          2,382              29,760
Urbi Desarrollos Urbanos SAB
  DE C.V. ..................         11,655              27,081     (a)
                                                         56,841

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%
Energy Development Corp. ...        243,392              21,200
Huaneng Power International,
  Inc. .....................         74,000              49,202
                                                         70,402

INDUSTRIAL CONGLOMERATES -- 0.8%
Enka Insaat ve Sanayi AS....          4,929              33,252
Koninklijke Philips
  Electronics N.V. .........         15,731             425,867
Murray & Roberts Holdings
  Ltd. .....................          5,148              60,489
Orkla ASA...................         14,454             132,171
Siemens AG (Regd.)..........          5,910             550,034
                                                      1,201,813

INSURANCE -- 1.0%
Allianz SE (Regd.)..........             79              10,807
AXA S.A. ...................          9,174             299,633
China Life Insurance Company
  Ltd. .....................          8,855              32,990
Prudential PLC..............         43,614             398,700
Samsung Fire & Marine
  Insurance Company Ltd. ...            230              40,263
Sony Financial Holdings
  Inc. .....................            149             587,686
                                                      1,370,079

INTERNET SOFTWARE & SERVICES -- 0.2%
Baidu.com ADR...............          1,069             265,358     (a)

MACHINERY -- 0.4%
China South Locomotive and
  Rolling Stock Corp. ......         58,000              22,037     (a)
Hyunjin Materials Company
  Ltd. .....................          1,396              40,752
Komatsu Ltd. ...............          2,811              46,103
Mitsubishi Heavy Industries
  Ltd. .....................         74,000             321,993
Sandvik AB..................          8,228              86,557
United Tractors Tbk PT......         39,888              39,330
                                                        556,772
MARINE -- 0.0%*
China COSCO Holdings Company
  Ltd. .....................         30,500              27,806
Pacific Basin Shipping
  Ltd. .....................         19,607              16,302
                                                         44,108

MEDIA -- 0.3%
Focus Media Holding Ltd.
  ADR.......................          5,131             146,285     (a)
Vivendi.....................          8,701             272,172
                                                        418,457

METALS & MINING -- 1.2%
Anglo Platinum Ltd. ........          1,022              93,231
Barrick Gold Corp. .........          5,678             208,610
BHP Billiton PLC............         19,486             442,581
Cia Vale do Rio Doce ADR....         21,867             387,046     (h)
Eurasian Natural Resources
  Corp. ....................          1,763              16,096
Evraz Group S.A. GDR........            422              15,952     (b)
New World Resources N.V.
  (Class A).................          2,913              36,376
Polymetal GDR...............          6,513              27,159     (b)
POSCO.......................             80              30,011
Rio Tinto PLC (Regd.).......          3,442             216,576
Sumitomo Metal Industries
  Ltd. .....................         94,000             291,936
                                                      1,765,574

MULTI-UTILITIES -- 0.9%
GDF Suez....................          6,738             349,769
National Grid PLC...........         19,624             249,734


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
RWE AG......................          1,020         $    97,026
Veolia Environnement........         13,340             547,595
                                                      1,244,124

OIL, GAS & CONSUMABLE FUELS -- 1.6%
BG Group PLC................         23,878             434,173
Cameco Corp. ...............          2,346              50,883
China Petroleum & Chemical
  Corp. ....................         77,996              61,561
China Shenhua Energy Company
  Ltd. .....................         13,500              33,117
CNOOC Ltd. .................         24,000              26,963
Gazprom OAO ADR.............          9,000             278,550     (h)
LUKOIL ADR..................            692              40,690
Paladin Energy Ltd. ........         55,130             170,070     (a)
PetroChina Company Ltd. ....         18,000              18,687
Petroleo Brasileiro S.A.
  ADR.......................          8,344             312,232     (h)
Reliance Industries Ltd. ...            468              19,625
Reliance Industries Ltd.
  GDR.......................            543              44,146     (b)
Suncor Energy, Inc. ........          9,228             388,868
Total S.A. .................          7,355             445,816
                                                      2,325,381

PAPER & FOREST PRODUCTS -- 0.0%*
China Grand Forestry Green
  Resources Group Ltd. .....        223,212              11,458     (a)

PERSONAL PRODUCTS -- 0.4%
Shiseido Company Ltd. ......         26,000             583,271

PHARMACEUTICALS -- 1.2%
Bayer AG....................          8,358             610,746
Roche Holding AG............          6,678           1,048,137
Teva Pharmaceutical
  Industries Ltd. ADR.......          2,120              97,075
Yuhan Corp. ................            141              25,288
                                                      1,781,246

REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
Unibail-Rodamco (REIT)......            866             174,826

REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.7%
CapitaLand Ltd. ............         46,000             100,771
Emaar Properties............         17,939              36,218
Hung Poo Real Estate
  Development Corp. ........         32,825              21,352
Mitsubishi Estate Company
  Ltd. .....................         26,982             532,636
Sumitomo Realty &
  Development Company
  Ltd. .....................          5,000             109,089
Sun Hung Kai Properties
  Ltd. .....................         13,048             134,465
                                                        934,531

ROAD & RAIL -- 0.3%
East Japan Railway Co. .....             63             470,672

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.6%
MediaTek Inc. ..............          3,070              31,867
Samsung Electronics Company
  Ltd. .....................            630             288,700
Taiwan Semiconductor
  Manufacturing Company
  Ltd. .....................        217,684             365,443
Taiwan Semiconductor
  Manufacturing Company Ltd.
  ADR.......................         11,355             106,396
                                                        792,406

SOFTWARE -- 0.3%
Nintendo Company Ltd. ......          1,000             424,933

TEXTILES APPAREL & LUXURY GOODS -- 0.4%
Adidas AG...................          4,412             235,161
LVMH Moet Hennessy Louis
  Vuitton S.A. .............          1,628             142,608
Swatch Group AG.............          1,344             248,735
                                                        626,504

TOBACCO -- 0.0%*
ITC Ltd. ...................         12,408              50,047

WATER UTILITIES -- 0.0%*
Pan Asia Environmental
  Protection Group Ltd. ....         82,000              12,292

WIRELESS TELECOMMUNICATION SERVICES -- 1.3%
America Movil SAB de C.V.
  ADR (Series L)............          9,016             417,982     (h)
Bharti Airtel Ltd. .........          3,695              62,684     (a)
China Mobile Ltd. ..........          5,497              55,071
Mobile Telesystems OJSC
  ADR.......................            498              27,893
MTN Group Ltd. .............         29,893             421,975
Orascom Telecom Holding
  SAE.......................          1,407              10,179
Orascom Telecom Holding SAE
  GDR.......................            426              15,042
Philippine Long Distance
  Telephone Co. ............            206              11,859
Turkcell Iletisim Hizmet AS
  ADR.......................          2,568              38,494
Vodafone Group PLC..........        307,852             681,628
Vodafone Group PLC ADR......          2,672              59,051
                                                      1,801,858
TOTAL COMMON STOCK
  (COST $39,759,133)........                         35,164,131


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES             VALUE
PREFERRED STOCK -- 0.2%
-----------------------------------------------------------------------
NET Servicos de Comunicacao
  S.A. .....................          2,733         $    22,995     (a)
METALS & MINING
Cia Vale do Rio Doce........          6,119             103,762
OIL, GAS & CONSUMABLE FUELS
Petroleo Brasileiro S.A. ...            714              12,992
ROAD & RAIL
All America Latina Logistica
  S.A. .....................         16,600             111,874
TOTAL PREFERRED STOCK
  (COST $301,188)...........                            251,623
TOTAL FOREIGN EQUITY
  (COST $40,060,321)........                         35,415,754





                                     PRINCIPAL
                                        AMOUNT
BONDS AND NOTES -- 23.0%
-----------------------------------------------------------------------

U.S. TREASURIES -- 2.1%
U.S. Treasury Bonds
  4.38%     02/15/38.............   $  541,900       548,801
  4.50%     05/15/38.............      593,800       613,006
U.S. Treasury Notes
  3.13%     08/31/13.............      946,700       953,948
  3.50%     02/15/18.............        6,400         6,276
  3.63%     10/31/09.............      567,000       577,587
  4.00%     08/15/18.............      131,800       133,674
  4.50%     11/15/10.............       13,000        13,688
  4.63%     11/15/09 - 10/31/11        221,000       234,642
                                                   3,081,622

FEDERAL AGENCIES -- 2.1%
Federal Home Loan Banks
  5.00%     11/17/17.............      100,000       100,787
Federal Home Loan Mortgage Corp.
  4.13%     12/21/12 - 09/27/13        810,000       816,812
  4.88%     02/09/10.............      335,000       342,500
  5.13%     11/17/17.............      700,000       721,356
Federal National Mortgage Assoc.
  3.63%     02/12/13.............      194,000       192,040
  3.88%     07/12/13.............      790,000       788,038
                                                   2,961,533

AGENCY MORTGAGE BACKED -- 9.0%
Federal Home Loan Mortgage Corp.
  4.50%     06/01/33 - 02/01/35         93,351        88,478     (h)
  5.00%     07/01/35 - 10/01/35        175,801       171,507     (h)
  5.50%     05/01/20 - 03/01/38        325,003       323,743     (h)
                                     PRINCIPAL
                                        AMOUNT         VALUE
  6.00%     04/01/17 - 11/01/37     $  481,330   $   488,241     (h)
  6.50%     01/01/27 - 07/01/36        164,931       170,018     (h)
  7.00%     10/01/16 - 08/01/36         43,378        45,506     (h)
  7.50%     11/01/09 - 09/01/33         18,985        20,543     (h)
  8.00%     04/01/30 - 11/01/30          3,415         3,703     (h)
  9.00%     04/01/16 - 06/01/21          3,718         4,075     (h)
  5.50%     TBA..................    1,550,000     1,541,766     (c)
Federal National Mortgage Assoc.
  4.00%     05/01/19 - 06/01/19         74,622        71,402     (h)
  4.50%     05/01/18 - 02/01/35        355,604       344,767     (h)
  5.00%     07/01/20 - 08/01/35        360,619       352,694     (h)
  5.25%     04/01/37.............       39,769        39,927     (i)
  5.47%     04/01/37.............        2,614         2,631     (i)
  5.50%     03/01/14 - 04/01/38        969,136       970,566     (h)
  5.51%     04/01/37.............       36,427        36,783     (i)
  5.52%     04/01/37.............       14,571        14,715     (i)
  5.54%     04/01/37.............       33,995        34,338     (i)
  5.59%     04/01/37.............       43,272        43,790     (i)
  5.62%     03/01/37.............        3,274         3,304     (i)
  5.68%     05/01/37.............       27,492        27,795     (i)
  5.70%     04/01/37.............       31,617        32,022     (i)
  5.71%     04/01/37.............       16,376        16,599     (i)
  6.00%     07/01/14 - 03/01/38      1,126,357     1,143,043     (h)
  6.01%     10/01/37.............       58,020        58,830     (i)
  6.50%     01/01/15 - 02/01/35        604,701       623,331     (h)
  7.00%     10/01/16 - 06/01/36        151,947       159,547     (h)
  7.50%     12/01/09 - 03/01/34         57,559        61,855     (h)
  8.00%     12/01/11 - 11/01/33         27,599        29,658     (h)
  8.50%     07/01/30 - 05/01/31          2,637         2,905     (h)
  9.00%     06/01/09 - 12/01/22         11,123        11,974     (h)
  5.00%     TBA..................    1,778,000     1,752,580     (c)
  5.50%     TBA..................    2,840,000     2,831,169     (c)
  6.00%     TBA..................      543,000       549,957     (c)
  6.50%     TBA..................      190,000       194,453     (c)
  7.00%     TBA..................       90,000        94,022     (c)
Government National Mortgage
  Assoc.
  4.50%     08/15/33 - 09/15/34        160,715       153,747     (h)
  5.00%     08/15/33.............       31,897        31,392    (h,q)
  6.00%     04/15/30 - 09/15/36         80,222        81,644     (h)
  6.50%     02/15/24 - 06/15/34         23,865        24,529    (h,q)
  6.50%     06/15/24 - 08/15/36        150,756       155,060     (h)
  7.00%     03/15/12 - 09/15/36         45,699        47,770     (h)
  7.00%     06/15/34.............       10,254        10,762    (h,q)
  8.00%     09/15/29 - 06/15/30            273           300     (h)
  8.50%     10/15/17.............       37,612        41,182     (h)
  9.00%     11/15/16 - 12/15/21         46,040        50,348     (h)
                                                  12,958,971

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

Collateralized Mortgage Obligation Trust (Class B)
  5.96%     11/01/18.............        1,362         1,177   (d,f,h)
Federal Home Loan Mortgage Corp.
  4.00%     06/15/36.............      621,257        50,917   (g,i,r)
  4.16%     05/15/36 - 11/15/36        303,897        22,854   (g,i,r)
  4.26%     05/15/37.............      135,519        12,099   (g,i,r)
  4.50%     04/15/13 - 03/15/19        198,115        17,484   (g,h,r)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                     PRINCIPAL
                                        AMOUNT         VALUE
  4.51%     02/15/38.............   $  137,148   $    12,980   (g,i,r)
  4.81%     09/15/35.............      118,670        12,859   (g,i,r)
  5.00%     04/15/14 - 12/01/34      1,072,209       202,877   (g,h,r)
  5.00%     05/15/38.............       30,251        25,678
  5.18%     08/01/27.............          929           777   (d,f,h)
  5.50%     04/15/17 - 06/15/33        141,051        24,499   (g,h,r)
  7.13%     12/15/33.............       35,255        30,294    (h,i)
  7.50%     01/15/16.............        7,394         7,640     (h)
  7.50%     07/15/27.............       11,175         2,439   (g,h,r)
  8.00%     04/15/20.............          574           598     (h)
  8.00%     02/01/23 - 07/01/24          4,162         1,030   (g,h,r)
  15.33%    11/15/37.............       92,440        56,674    (d,f)
  32.25%    09/25/43.............      334,181         2,593  (g,h,i,r)
Federal National Mortgage Assoc.
  1.19%     12/25/42.............      151,184         5,482  (g,h,i,r)
  3.24%     05/25/37.............      358,846        30,976   (g,i,r)
  3.29%     04/25/38.............      170,676        13,826   (g,i,r)
  3.54%     10/25/35.............      287,132        29,557   (g,i,r)
  3.79%     10/25/29.............       57,955         5,287  (g,h,i,r)
  4.39%     09/25/42.............      203,980        19,294  (g,h,i,r)
  4.49%     08/25/16.............       29,375         1,587  (g,h,i,r)
  4.50%     05/25/18.............       24,761         1,594   (g,h,r)
  4.75%     11/25/14.............       15,064           583   (g,h,r)
  5.00%     08/25/17 - 02/25/32        141,365        16,916   (g,h,r)
  5.00%     10/25/35 - 08/25/38         78,734        67,693
  5.50%     01/25/33.............      137,098       128,748
  8.00%     07/25/14.............        2,355         2,359     (h)
Federal National Mortgage Assoc.
  (Class 1)

  4.76%     11/01/34.............       78,638        60,799    (f,h)
  4.50%     09/01/35 - 01/01/36        249,641        62,629    (g,r)
  5.00%     05/25/38.............       98,630        25,085    (g,r)
Federal National Mortgage Assoc.
  (Class 2)
  5.00%     09/01/33 - 03/25/38        232,872        54,020    (g,r)
  5.50%     12/01/33 - 01/25/36        114,974        25,199    (g,r)
  STRIPS (Class 2)
  4.50%     08/01/35.............       76,875        18,536    (g,r)
  5.00%     08/01/34.............      474,264       111,748    (g,r)
  7.50%     11/01/23.............       29,179         7,674   (g,h,r)
  8.00%     08/01/23 - 07/01/24          9,268         2,318   (g,h,r)
  8.50%     03/01/17 - 07/25/22          3,341           837   (g,h,r)
  9.00%     05/25/22.............        1,584           409   (g,h,r)
Federal National Mortgage Assoc.
  REMIC
  4.50%     11/25/13.............       17,660           225   (g,h,r)
  5.00%     10/25/22.............       34,967         4,788   (g,h,r)
  9.55%     03/25/31.............       57,316        60,334    (h,i)
Federal National Mortgage Assoc.
  REMIC (Class B)
  5.78%     12/25/22.............        1,519         1,276   (d,f,h)
Federal National Mortgage Assoc.
  REMIC (Class K)
  7.39%     05/25/22.............            9           229   (g,h,r)
                                                   1,245,477

ASSET BACKED -- 0.8%

Bear Stearns Asset Backed
  Securities Trust (Class A)
  3.58%     01/25/34.............        8,643         6,850    (h,i)
Capital Auto Receivables Asset
  Trust (Class A)
  3.27%     01/15/10.............       90,000        89,156   (b,h,i)
Carmax Auto Owner Trust
  4.35%     03/15/10.............       16,591        16,551     (h)
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  3.71%     03/25/32.............        9,265         7,999    (h,i)
Fleet Home Equity Loan Trust
  (Class A)
  3.44%     01/20/33.............       12,866         8,149    (h,i)
Ford Credit Floorplan Master
  Owner Trust (Class A)
  2.67%     06/15/11.............      100,000        99,360     (i)
Honda Auto Receivables Owner
  Trust (Class A)
  4.15%     10/15/10.............       24,743        24,748     (h)
Mid-State Trust
  7.54%     07/01/35.............        5,973         5,411    (h,q)
Peco Energy Transition Trust
  6.52%     12/31/10.............       29,000        29,762     (h)
Residential Asset Mortgage
  Products Inc.
  3.45%     03/25/34.............        1,559         1,532    (h,i)
Residential Asset Securities
  Corp.
  3.71%     07/25/32.............        4,164         3,290    (h,i)
Residential Asset Securities
  Corp. (Class A)
  4.16%     07/25/30.............       13,883        13,639    (h,i)
Swift Master Auto Receivables
  Trust (Class A)
  2.59%     06/15/12.............    1,000,000       889,451     (i)
Wells Fargo Home Equity Trust
  3.97%     05/25/34.............       17,056        16,628    (h,i)
                                                   1,212,526

CORPORATE NOTES -- 6.0%

Abbey National PLC
  7.95%     10/26/29.............       37,000        35,725     (h)
Abbott Laboratories
  5.60%     11/30/17.............       18,000        17,447
  5.88%     05/15/16.............       60,000        59,855
AES Ironwood LLC
  8.86%     11/30/25.............      106,800       106,800     (h)
American International Group,
  Inc.
  5.85%     01/16/18.............       43,000        21,584     (h)
American Railcar Industries, Inc.
  7.50%     03/01/14.............       30,000        26,550     (h)
ARAMARK Corp.
  8.50%     02/01/15.............       76,000        71,440


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                     PRINCIPAL
                                        AMOUNT         VALUE
ArcelorMittal USA
  6.50%     04/15/14.............   $   40,000   $    40,624
Archer-Daniels-Midland Co.
  5.45%     03/15/18.............       12,000        11,096
  6.45%     01/15/38.............       60,000        54,127     (h)
Arizona Public Service Co.
  6.25%     08/01/16.............       20,000        18,509     (h)
AT&T, Inc.
  5.60%     05/15/18.............       62,000        55,492
  6.40%     05/15/38.............      102,000        85,600
BAC Capital Trust VI
  5.63%     03/08/35.............       58,000        44,277     (h)
Bank of America Corp.
  5.75%     12/01/17.............       30,000        25,440
  8.00%     12/29/49.............       15,000        11,878    (h,i)
Bank of America Corp. (Series L)
  5.65%     05/01/18.............      250,000       210,573
Bear Stearns Companies Inc.
  5.85%     07/19/10.............       45,000        44,801     (h)
  6.95%     08/10/12.............       80,000        80,810     (h)
BellSouth Corp.
  4.20%     09/15/09.............       50,000        49,322     (h)
  6.55%     06/15/34.............       11,000         9,431     (h)
Berkshire Hathaway Finance Corp.
  5.00%     08/15/13.............      126,000       125,668     (b)
Bristol-Myers Squibb Co.
  5.45%     05/01/18.............       46,000        43,438
  5.88%     11/15/36.............       30,000        26,437     (h)
British Telecommunications PLC
  8.63%     12/15/10.............       35,000        36,581     (h)
Cadbury Schweppes US Finance LLC
  3.88%     10/01/08.............       54,000        54,000    (b,h)
Cardinal Health, Inc.
  5.50%     06/15/13.............       30,000        28,704     (h)
Cargill Inc.
  5.20%     01/22/13.............       62,000        59,956    (b,h)
  6.00%     11/27/17.............       55,000        51,748    (b,h)
Carolina Power & Light Co.
  5.15%     04/01/15.............       26,000        25,021     (h)
  5.70%     04/01/35.............       13,000        11,215     (h)
  6.13%     09/15/33.............       13,000        12,014     (h)
Century Aluminum Co.
  7.50%     08/15/14.............       78,000        73,320
Chesapeake Energy Corp.
  7.25%     12/15/18.............       76,000        69,920
Citigroup, Inc.
  6.50%     08/19/13.............      169,000       150,202
CME Group Inc.
  5.40%     08/01/13.............       77,000        77,233
Community Health Systems, Inc.
  8.88%     07/15/15.............       76,000        72,200
Consolidated Edison Company of
  New York, Inc.
  5.85%     04/01/18.............       75,000        71,204     (h)
Constellation Brands, Inc.
  7.25%     05/15/17.............       77,000        70,840     (h)
COX Communications Inc.
  6.25%     06/01/18.............       65,000        60,405     (b)
  7.13%     10/01/12.............        9,000         9,170     (h)
  7.75%     11/01/10.............       35,000        36,296     (h)
Credit Suisse
  6.00%     02/15/18.............       88,000        76,666     (h)
CSC Holdings Inc.
  8.50%     06/15/15.............       77,000        71,514     (b)
CSX Transportation, Inc.
  9.75%     06/15/20.............        5,000         5,646     (h)
CVS/Caremark Corp.
  5.75%     06/01/17.............       85,000        79,432     (h)
Diageo Capital PLC
  5.20%     01/30/13.............       30,000        29,853     (h)
Dominion Resources, Inc.
  6.30%     09/30/66.............      120,000       105,624    (h,i)
Dover Corp.
  6.50%     02/15/11.............       30,000        31,643     (h)
DP World Ltd.
  6.85%     07/02/37.............      100,000        74,036    (b,h)
Duke Energy Carolinas LLC
  5.38%     01/01/09.............       15,000        15,017     (h)
Duke Energy Indiana, Inc.
  6.35%     08/15/38.............       46,000        42,551
Duke Realty LP
  6.25%     05/15/13.............       30,000        29,193     (h)
Dynegy Holdings, Inc.
  7.50%     06/01/15.............       76,000        64,220
Echostar DBS Corp.
  7.75%     05/31/15.............       77,000        65,257
EI Du Pont de Nemours & Co.
  4.88%     04/30/14.............       30,000        28,991     (h)
  6.00%     07/15/18.............      108,000       105,422
El Paso Electric Co.
  6.00%     05/15/35.............       25,000        20,462     (h)
Empresa Energetica de Sergipe/
  S.A. de Eletrificacao da
  Paraiba
  10.50%    07/19/13.............       30,000        30,900    (b,h)
EOG Resources, Inc.
  5.88%     09/15/17.............       55,000        51,716
  6.88%     10/01/18.............       48,000        47,829
Ford Motor Credit Company LLC
  7.88%     06/15/10.............       76,000        58,013
Georgia-Pacific LLC
  9.50%     12/01/11.............       80,000        79,200
GlaxoSmithKline Capital Inc.
  4.85%     05/15/13.............       30,000        29,452
  6.38%     05/15/38.............       75,000        70,409
GMAC LLC
  6.88%     09/15/11.............       77,000        34,356
Goldman Sachs Group, Inc.
  6.15%     04/01/18.............       30,000        24,945
  6.60%     01/15/12.............      110,000       102,541     (h)
  6.88%     01/15/11.............       35,000        33,457


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                     PRINCIPAL
                                        AMOUNT         VALUE
GTE Corp.
  7.51%     04/01/09.............   $   38,000   $    38,541     (h)
Halliburton Co.
  5.90%     09/15/18.............       21,000        20,720
Harrah's Operating Company Inc.
  10.75%    02/01/16.............       76,000        38,760     (b)
HCA Inc.
  9.25%     11/15/16.............       76,000        73,910
Hewlett-Packard Co.
  5.50%     03/01/18.............       42,000        39,412
Honeywell International, Inc.
  5.30%     03/01/18.............      100,000        94,125
Host Hotels & Resorts LP (REIT)
  6.38%     03/15/15.............      117,000        95,062
HSBC Bank USA N.A.
  4.63%     04/01/14.............      100,000        89,931
HSBC Capital Funding LP (Series
  1)
  9.55%     12/29/49.............       32,000        29,376   (b,h,i)
HSBC Finance Corp.
  6.75%     05/15/11.............       30,000        30,155
IIRSA Norte Finance Ltd.
  8.75%     05/30/24.............      111,706       117,850    (b,h)
Independencia International Ltd.
  9.88%     05/15/15.............       14,000        11,550     (b)
ING Capital Funding TR III
  8.44%     12/29/49.............       50,000        46,105     (i)
ING Groep N.V.
  5.78%     12/29/49.............       21,000        16,781     (i)
Ingersoll-Rand Global Holding
  Company Ltd.
  6.88%     08/15/18.............       91,000        89,681
Iron Mountain, Inc.
  8.00%     06/15/20.............       77,000        73,920
John Deere Capital Corp.
  4.50%     04/03/13.............       60,000        57,268     (h)
Johnson & Johnson
  5.85%     07/15/38.............       78,000        75,845
JP Morgan Chase & Co.
  6.40%     05/15/38.............       46,000        39,769
  7.00%     11/15/09.............       60,000        60,012     (h)
JPMorgan Chase Bank
  5.88%     06/13/16.............       30,000        27,781
Kellogg Co.
  5.13%     12/03/12.............       28,000        27,920
Kroger Co.
  6.15%     01/15/20.............       76,000        69,676
Marfrig Overseas Ltd.
  9.63%     11/16/16.............      100,000        80,000     (b)
Markel Corp.
  7.35%     08/15/34.............       18,000        16,458
McDonald's Corp.
  5.80%     10/15/17.............       30,000        29,833
  6.30%     03/01/38.............       42,000        40,476
Mediacom LLC / Mediacom Capital
  Corp.
  9.50%     01/15/13.............      135,000       120,825     (h)
Merck & Company, Inc.
  5.75%     11/15/36.............        5,000         4,639
Merrill Lynch & Company, Inc.
  6.05%     08/15/12.............       31,000        29,067
  6.88%     04/25/18.............       64,000        56,624
MetLife, Inc. (Series A)
  6.82%     08/15/18.............      167,000       158,016
Metropolitan Life Global Funding
  I
  4.25%     07/30/09.............       60,000        58,919     (b)
Midamerican Energy Holdings Co.
  6.13%     04/01/36.............       50,000        42,054
Mizuho Financial Group Cayman
  Ltd.
  8.38%     12/29/49.............       40,000        34,330
Morgan Stanley
  6.00%     04/28/15.............      100,000        68,023
Munich Re America Corp. (Series
  B)
  7.45%     12/15/26.............       30,000        30,756     (h)
Nelnet, Inc.
  5.13%     06/01/10.............       71,000        66,139     (h)
New York Life Global Funding
  5.38%     09/15/13.............       33,000        34,022     (b)
NGPL PipeCo LLC
  7.12%     12/15/17.............       32,000        30,372     (b)
Norfolk Southern Railway Co.
  9.75%     06/15/20.............       17,000        20,960     (h)
NorthWestern Corp.
  5.88%     11/01/14.............       88,000        84,102     (h)
NRG Energy, Inc.
  7.38%     02/01/16.............       75,000        67,500
Oncor Electric Delivery Co.
  5.95%     09/01/13.............      118,000       109,105     (b)
OPTI Canada Inc.
  8.25%     12/15/14.............       42,000        37,590
Pacific Gas & Electric Co.
  5.80%     03/01/37.............       30,000        25,590
Parker Hannifin Corp.
  5.50%     05/15/18.............       47,000        46,884
Pemex Finance Ltd.
  9.03%     02/15/11.............       38,500        40,714     (h)
Pemex Project Funding Master
  Trust
  5.75%     03/01/18.............       10,000         9,463     (b)
  7.88%     02/01/09.............       16,000        16,151
PepsiCo, Inc.
  5.00%     06/01/18.............      108,000       104,274
Pitney Bowes, Inc.
  3.88%     06/15/13.............       35,000        33,437
PNC Preferred Funding Trust I
  6.52%     12/31/49.............       40,000        27,978    (b,i)
Public Service Company of
  Colorado
  7.88%     10/01/12.............       50,000        54,438
Puget Sound Energy, Inc.
  5.48%     06/01/35.............       38,000        27,523     (h)
Puget Sound Energy, Inc. (Series
  A)
  6.97%     06/01/67.............       60,000        48,600     (i)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                     PRINCIPAL
                                        AMOUNT         VALUE
Rio Tinto Finance USA Ltd.
  6.50%     07/15/18.............   $   46,000   $    43,498
Rogers Communications, Inc.
  6.80%     08/15/18.............       76,000        71,898
Royal Bank of Scotland Group PLC
  5.00%     10/01/14.............       20,000        19,634
Sabine Pass LNG LP
  7.50%     11/30/16.............      100,000        78,000
Security Benefit Life Insurance
  8.75%     05/15/16.............       25,000        24,961    (b,q)
Southern California Edison Co.
  5.50%     08/15/18.............      100,000        95,414
Sprint Capital Corp.
  7.63%     01/30/11.............       28,000        25,480
Standard Chartered Bank Hong Kong
  Ltd.
  4.38%     12/03/14.............       70,000        68,460
Telecom Italia Capital S.A.
  6.20%     07/18/11.............       21,000        21,006
Telefonica Emisiones SAU
  5.86%     02/04/13.............       75,000        72,162
  6.22%     07/03/17.............       46,000        42,337
Tenneco, Inc.
  8.63%     11/15/14.............       77,000        61,215
Terex Corp.
  8.00%     11/15/17.............       80,000        72,800
Textron Inc.
  6.50%     06/01/12.............       31,000        32,372
The Travelers Companies, Inc.
  5.80%     05/15/18.............       30,000        27,496
Thomson Reuters Corp.
  5.95%     07/15/13.............       62,000        61,927
  6.50%     07/15/18.............       30,939        29,589
Ticketmaster
  10.75%    08/01/16.............      250,000       235,000     (b)
Time Warner Cable, Inc.
  6.20%     07/01/13.............       46,000        44,627
  6.75%     07/01/18.............       88,000        82,186
TNK-BP Finance S.A.
  6.63%     03/20/17.............      100,000        65,000     (b)
TransCanada Pipelines Ltd.
  6.50%     08/15/18.............       46,000        44,614
Transocean, Inc.
  6.00%     03/15/18.............       31,000        28,932
UBS Preferred Funding Trust I
  8.62%     10/29/49.............       40,000        38,662     (i)
United Technologies Corp.
  6.13%     07/15/38.............       47,000        45,410
Verizon Communications, Inc.
  6.90%     04/15/38.............       30,000        26,593
Verizon Global Funding Corp.
  7.25%     12/01/10.............       61,000        63,476
Verizon Pennsylvania, Inc.
  8.35%     12/15/30.............       20,000        19,316     (h)
Walgreen Co.
  4.88%     08/01/13.............      112,000       111,965
Wal-Mart Stores, Inc.
  5.80%     02/15/18.............       30,000        29,307
  6.20%     04/15/38.............       46,000        41,866
Wells Fargo & Co.
  5.63%     12/11/17.............       15,000        13,786
Westar Energy, Inc.
  7.13%     08/01/09.............       34,000        34,685     (h)
Westlake Chemical Corp.
  6.63%     01/15/16.............       80,000        68,000
Wyeth
  5.50%     03/15/13.............       60,000        60,634
Xerox Corp.
  6.35%     05/15/18.............       46,000        42,049
XTO Energy, Inc.
  6.38%     06/15/38.............       30,000        23,508
  6.50%     12/15/18.............       40,000        37,103
                                                   8,579,278

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%

Banc of America Commercial
  Mortgage Inc.
  8.28%     02/10/51.............       80,000        68,370     (i)
Banc of America Commercial
  Mortgage Inc. (Class A)
  5.49%     02/10/51.............      150,000       124,843
  5.84%     06/10/49.............      130,000       110,480     (i)
Banc of America Funding Corp.
  5.72%     03/20/36.............       31,609        11,046   (h,i,q)
  5.78%     02/20/36.............       63,683        20,813   (h,i,q)
Banc of America Mortgage
  Securities Inc. (Class B)
  5.38%     01/25/36.............       31,738        10,321    (h,i)
Bear Stearns Commercial Mortgage
  Securities
  5.48%     10/12/41.............       79,000        76,974     (h)
  5.53%     10/12/41.............       79,000        74,642     (h)
  5.58%     03/11/39.............       35,000        33,988    (h,i)
  6.02%     02/14/31.............       71,516        71,308    (h,i)
Countrywide Alternative Loan
  Trust
  6.00%     03/25/36.............       19,952           547    (h,q)
Countrywide Alternative Loan
  Trust (Class B)
  6.00%     05/25/36 - 08/25/36         34,340         1,479    (h,q)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.65%     02/25/36.............       24,258         5,531   (h,i,q)
Crusade Global Trust (Class A)
  3.07%     09/18/34.............       12,762        12,090    (h,i)
CS First Boston Mortgage
  Securities Corp.
  5.25%     08/25/34.............       17,202        15,932
  5.34%     10/25/35.............       39,113        13,690   (h,i,q)
  6.66%     07/15/37.............      733,217        13,210   (b,h,i)
GMAC Commercial Mortgage
  Securities Inc.
  6.47%     04/15/34.............       49,155        49,299     (h)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                     PRINCIPAL
                                        AMOUNT         VALUE
GMAC Commercial Mortgage
  Securities Inc. (Class X)
  6.50%     12/10/41.............   $1,171,431   $    16,287   (h,i,q)
Greenwich Capital Commercial
  Funding Corp.
  5.12%     04/10/37.............       62,818        61,525     (h)
Indymac INDA Mortgage Loan Trust
  5.15%     01/25/36.............       63,784         9,568   (h,i,q)
Indymac INDA Mortgage Loan Trust
  (Class B)
  5.15%     01/25/36.............       63,784        38,739   (h,i,q)
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  8.43%     02/15/51.............       70,000        58,492     (d)
  1.27%     01/12/39.............    1,006,451        21,183   (b,h,i)
  6.07%     02/12/51.............       90,000        78,672
  6.26%     02/15/51.............      100,000        79,236     (i)
  6.40%     02/12/51.............       15,000         6,913    (b,i)
  6.47%     11/15/35.............       45,511        45,517     (h)
LB-UBS Commercial Mortgage Trust
  4.06%     09/15/27.............       62,157        60,824    (h,i)
  6.45%     01/18/12.............      973,238        16,683   (h,i,q)
  7.62%     07/15/40.............       40,000        34,803     (i)
  10.45%    01/15/36.............      535,862        26,041    (b,h)
  11.61%    03/15/36.............      901,676        20,267   (b,h,i)
  12.18%    02/15/40.............      875,145        15,260   (b,h,i)
LB-UBS Commercial Mortgage Trust
  (Class B)
  6.65%     07/14/16.............       28,000        28,185    (b,h)
LB-UBS Commercial Mortgage Trust
  (Class F)
  6.45%     07/15/40.............       30,000        14,017    (i,q)
LB-UBS Commercial Mortgage Trust
  (Class X)
  12.15%    12/15/39.............      779,378        11,037   (b,h,i)
MASTR Alternative Loans Trust
  5.00%     08/25/18.............       51,318         7,746   (g,h,r)
Merrill Lynch Mortgage Trust
  (Class A)
  5.80%     05/12/39.............       80,000        77,683    (h,i)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  5.42%     08/12/48.............      100,000        76,025
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  (Class A)
  5.49%     03/12/51.............      200,000       167,750     (i)
MLCC Mortgage Investors Inc.
  5.36%     02/25/36.............       49,996        21,998    (h,i)
Morgan Stanley Capital I
  5.28%     12/15/43.............       31,000        29,456
  5.33%     12/15/43.............       31,000        26,888
  5.39%     11/12/41.............       88,000        63,018     (i)
  5.69%     04/15/49.............      200,000       169,889     (i)
  5.71%     07/12/44.............      100,000        93,650     (h)
  7.11%     04/15/33.............       66,888        67,048    (h,i)
Morgan Stanley Capital I (Class
  A)
  5.81%     12/12/49.............       20,000        17,280
Morgan Stanley Dean Witter
  Capital I
  7.20%     10/15/33.............       19,529        19,803     (h)
Morgan Stanley Dean Witter
  Capital I (Class A)
  6.54%     02/15/31.............       12,384        12,450     (h)
Nomura Asset Securities Corp.
  (Class A)
  6.59%     03/15/30.............        8,582         8,579     (h)
Puma Finance Ltd. (Class A)
  2.98%     10/11/34.............       18,624        17,848    (h,i)
  3.37%     03/25/34.............       32,253        30,411    (h,i)
Residential Accredit Loans Inc.
  6.00%     01/25/36.............      154,192        16,616    (h,q)
Residential Asset Securitization
  Trust (Class A)
  3.61%     05/25/35.............      170,248       136,964    (h,i)
Structured Asset Securities Corp.
  (Class X)
  2.15%     02/25/28.............       42,506             2    (i,q)
Wachovia Bank Commercial Mortgage
  Trust
  5.93%     06/15/49.............      150,000       127,217     (i)
Wachovia Bank Commercial Mortgage
  Trust (Class A)
  5.42%     01/15/45.............       70,000        61,477     (i)
Wachovia Bank Commercial Mortgage
  Trust (Class E)
  6.10%     02/15/51.............       90,000        44,048    (i,q)
Wells Fargo Mortgage Backed
  Securities Trust
  5.50%     01/25/36.............       63,996        26,905     (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%     03/25/36.............      247,399       115,832     (h)
                                                   2,794,395

SOVEREIGN BONDS -- 0.2%

Government of Brazil
  8.00%     01/15/18.............       30,000        32,175     (h)
Government of Canada
  7.50%     09/15/29.............       50,000        63,606
Government of Manitoba, Canada
  4.90%     12/06/16.............       35,000        36,176
Government of Pakistan
  6.75%     02/19/09.............       40,000        35,013
Government of Panama
  6.70%     01/26/36.............       30,000        28,350
Government of Venezuela
  5.38%     08/07/10.............       16,000        14,200
Government of Venezuela
  9.00%     05/07/23.............       25,000        16,937
                                                     226,457
TOTAL BONDS AND NOTES
  (COST $35,246,607).............                 33,060,259




See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE STRATEGIC INVESTMENT FUND                                  September 30, 2008

SCHEDULE OF INVESTMENTS

                                         NUMBER
                                      OF SHARES
EXCHANGE TRADED FUNDS -- 0.8%
------------------------------------------------------------------------
Financial Select Sector SPDR
  Fund......................         11,973              238,143    (o)
Industrial Select Sector
  SPDR Fund.................         31,330              964,964   (h,o)
TOTAL EXCHANGE TRADED FUNDS
  (COST $1,360,312).........                           1,203,107

------------------------------------------------------------------------
OTHER INVESTMENTS -- 0.2%
------------------------------------------------------------------------
GEI Investment Fund
  (COST $463,143)...........                             342,726    (k)

TOTAL INVESTMENTS IN
  SECURITIES
  (COST $140,684,153).......                         128,466,449

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.8%*
------------------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%
  (COST $22,778,449)........                          22,778,449   (d,p)

TOTAL INVESTMENTS
  (COST $163,462,602).......                         151,244,898

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (5.2)%.............                          (7,486,484)
                                                    ------------

NET ASSETS -- 100.0%........                        $143,758,414
                                                    ============



* The financial statement figure shown for Short-Term Investments may include collateral received from transactions such as loans of portfolio securities, amounts held pending settlement of securities transactions and equitized cash. Based on current market conditions, the portfolio manager anticipates that the Fund may continue to exceed normal cash levels.




OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Strategic Investment Fund had the following long futures contracts open at September 30, 2008:

                                      NUMBER     CURRENT     UNREALIZED
                       EXPIRATION       OF      NOTIONAL   APPRECIATION/
DESCRIPTION               DATE      CONTRACTS     VALUE     DEPRECIATION
------------------------------------------------------------------------
U.S. Treasury Notes
  2Yr. Futures.....  December 2008      11     $2,347,813     $(4,334)


The GE Strategic Investment Fund had the following short futures contracts open at September 30, 2008:

                                      NUMBER    CURRENT     UNREALIZED
                       EXPIRATION       OF      NOTIONAL  APPRECIATION/
DESCRIPTION               DATE      CONTRACTS    VALUE     DEPRECIATION
-----------------------------------------------------------------------
DJ Euro Stoxx 50
  Index Futures....  December 2008      3      $(129,031)    $ 3,374
FTSE 100 Index
  Futures..........  December 2008      1        (88,641)     (1,907)
Topix Index
  Futures..........  December 2008      1       (102,294)     (2,479)
U.S. Treasury Notes
  5Yr. Futures.....  December 2008      2       (224,469)       (623)
U.S. Treasury Notes
  10Yr. Futures....  December 2008      7       (802,375)      5,603
                                                             -------
                                                             $  (366)
                                                             =======





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE Government Securities Fund

The GE Government Securities Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Healey chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE GOVERNMENT SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Government Securities Fund returned +6.63% for Class A shares, +5.80% for Class B shares and +6.02% for Class C shares. The Lehman Brothers Government Bond Index, the Fund's benchmark, returned +7.90% and the Fund's Lipper peer group of 83 Intermediate U.S. Government Funds returned an average of +4.47% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008.

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

     Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.

     These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed securities (MBS) spreads ended slightly higher after trading in the

(William M. Healey)



           Pictured to the right:
           William M. Healey

GE Government Securities Fund


     100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The primary source of underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance.

GE Government Securities

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01 2008 - SEPTEMBER 30, 2008.
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                993.79                4.44
     Class B                     1,000.00                991.36                8.13
     Class C                     1,000.00                991.46                8.13
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.29                4.55
     Class B                     1,000.00              1,016.61                8.32
     Class C                     1,000.00              1,016.61                8.32
-------------------------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: +0.62% for Class A shares, +0.86% for Class B shares and +0.85% for Class C shares.

GE U.S. Equity Fund

--------------------------------------------------------------------------------
FIVE YEAR TREASURY NOTE
YIELD HISTORY
10/01/07 - 9/30/08

(CHART)
 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of current income consistent with safety of principal by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

LIPPER PERFORMANCE COMPARISON
Intermediate U.S. Government Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             83       74       57

---------------------------------------------

Peer group
average annual
total return:         4.47%    3.12%    4.32%
---------------------------------------------


Lipper categories in peer group: Intermediate U.S. Government


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                    ONE    FIVE    TEN                       $10,000
                   YEAR    YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                   ----    ----   ----    ------------    -------------
GE Government
  Securities       6.63%   3.41%  4.55%     09/08/93          15,599
W/load             2.10%   2.52%  4.09%                       14,936
LB Government
  Bond Index       7.90%   4.34%  5.33%                       16,814




--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                    ONE    FIVE    TEN                       $10,000
                   YEAR    YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                   ----    ----   ----    ------------    -------------
GE Government
  Securities       5.80%   2.64%  3.95%     04/22/87          14,731
W/load             2.80%   2.64%  3.95%
LB Government
  Bond Index       7.90%   4.34%  5.33%                       16,814



--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                            ENDING
                                                          VALUE OF A
                   ONE  FIVE     SINCE                     $10,000
                  YEAR  YEAR   INCEPTION  COMMENCEMENT  INVESTMENT(A)
                  ----  ----   ---------  ------------  -------------
GE Government
  Securities      6.02% 2.70%     4.61%     09/30/99        15,000
W/load            5.02% 2.70%     4.61%
LB Government
  Bond Index      7.90% 4.34%     6.15%                     17,108




                                                            (PERFORMANCE LEGEND)

AN INVESTMENT IN THE GE GOVERNMENT SECURITIES FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE GOVERNMENT SECURITIES FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

GE GOVERNMENT SECURITIES FUND

Portfolio Composition as a % of Market Value of $128,805
(in thousands) as of September 30, 2008

                                     (CHART)



                                    PRINCIPAL
                                       AMOUNT          VALUE
BONDS AND NOTES -- 101.6%

---------------------------------------------------------------------

U.S. TREASURIES -- 72.3%
U.S. Treasury Bonds
  4.38%  02/15/38..............   $ 4,069,500   $  4,121,321
  4.50%  05/15/38..............     4,065,100      4,196,582
U.S. Treasury Notes
  3.13%  08/31/13..............    15,161,700     15,277,778
  3.50%  02/15/18..............       978,300        959,345
  4.00%  08/15/18..............    14,826,200     15,037,014
  4.50%  03/31/09..............     8,465,000      8,592,635   (h,j)
  4.63%  11/15/09..............    12,596,000     12,979,788   (h,j)
  4.75%  05/31/12..............     1,000,000      1,074,609   (h,j)
  4.88%  05/31/09 -- 02/15/12      20,760,000     21,210,466   (h,j)
                                                  83,449,538

Federal Agencies -- 28.6%
Federal Home Loan Banks
  5.00%  11/17/17..............       460,000        463,619
Federal Home Loan Mortgage
  Corp.
  4.13%  12/21/12 - 09/27/13        4,614,000      4,656,402
  4.88%  02/09/10..............     3,040,000      3,108,060    (h)
  5.00%  04/18/17..............     2,500,000      2,557,030    (h)
  5.13%  11/17/17..............     3,400,000      3,503,731
  5.25%  07/18/11..............    10,150,000     10,656,312    (h)
Federal National Mortgage
  Assoc.
  3.63%  02/12/13..............     2,566,000      2,540,073
  3.88%  07/12/13..............     5,498,000      5,484,343
                                                  32,969,570

AGENCY MORTGAGE BACKED - 0.7%
Federal Home Loan Mortgage Corp.
  6.50%  04/01/31..............         2,037          2,107    (h)
  7.00%  12/01/26 - 02/01/30            3,063          3,225    (h)
  7.50%  02/01/09 - 04/01/12          127,777        132,704    (h)
Federal National Mortgage
  Assoc.
  6.00%  06/01/35..............        65,108         66,042    (h)
  7.50%  12/01/23..............        65,282         70,717    (h)
  9.00%  06/01/09 - 07/01/21           14,337         15,751    (h)
  5.00%  TBA...................       158,000        156,864    (c)
Government National Mortgage
  Assoc.
  8.50%  05/15/21 - 03/15/23           12,106         13,377    (h)
  9.00%  07/15/16..............       288,488        315,348    (h)
                                                     776,135
TOTAL BONDS AND NOTES
  (COST $115,814,622)                            117,195,243

---------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 7.3%
---------------------------------------------------------------------

ASSET BACKED -- 3.7%
Accredited Mortgage Loan Trust (Class A)
  3.51%  07/25/34..............       214,135         97,853    (i)
Bear Stearns Asset Backed
  Securities Trust (Class A)
  3.58%  01/25/34..............         5,612          4,448    (i)
Option One Mortgage Loan Trust
  (Class A)
  4.05%  02/25/33..............       348,621        278,397    (i)
Residential Asset Securities
  Corp. (Class A)
  3.85%  11/25/33..............       474,147        311,596    (i)
Swift Master Auto Receivables
  Trust (Class A)
  2.59%  06/15/12..............     4,000,000      3,557,806    (i)
                                                   4,250,100

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.6%
Banc of America Large Loan Inc.
  2.70%  03/15/22..............     1,500,000      1,369,532   (b,i)
Bear Stearns Asset Backed
  Securities Trust (Class A)
  3.46%  07/25/36..............     1,309,040        915,785    (i)
Crusade Global Trust (Class A)
  3.07%  09/18/34..............       320,311        303,432    (i)
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  2.66%  10/15/17..............       186,356        173,515   (b,i)
Nomura Asset Acceptance Corp.
  3.34%  03/25/37..............     1,281,711      1,101,051    (i)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE GOVERNMENT SECURITIES FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT          VALUE
Residential Accredit Loans Inc.
  3.51%  03/25/34..............   $   198,021   $    171,936   (i,j)
Thornburg Mortgage Securities
  Trust (Class A)
  3.89%  04/25/43..............       116,325        110,351   (i,j)
                                                   4,145,602

TOTAL SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON
  LOAN
  (COST $9,954,921)                                8,395,702

---------------------------------------------------------------------
OTHER INVESTMENTS -- 0.5%
---------------------------------------------------------------------

OTHER INVESTMENTS -- 0.3%
GEI Investment Fund............                      327,786    (k)

OTHER INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES  ON
  LOAN -- 0.2%
GEI Investment Fund............                      194,401   (j,k)

TOTAL OTHER INVESTMENTS
  (COST $705,659)..............                      522,187

TOTAL INVESTMENT IN SECURITIES
  (COST $126,475,201)..........                  126,113,133

---------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
---------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.6%
GE Money Market Fund
  Institutional Class
  2.11%........................                    1,840,937  (d,j,p)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON
  LOAN -- 0.7%
GE Money Market Fund
  Institutional Class
  2.11%........................                      850,851  (d,j,p)

TOTAL SHORT-TERM INVESTMENTS
  (COST $2,691,788)............                    2,691,788

TOTAL INVESTMENTS
  (COST $129,166,989)..........                  128,804,921

LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (11.7)%.......                  (13,463,296)
                                                ------------

NET ASSETS -- 100.0%...........                 $115,341,625
                                                ============





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE GOVERNMENT SECURITIES FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS




OTHER INFORMATION

--------------------------------------------------------------------------------

The GE Government Securities Fund had the following long futures contracts open at September 30, 2008:

                                       NUMBER     CURRENT      UNREALIZED
                        EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION                DATE      CONTRACTS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------
U.S. Treasury Notes
  2Yr. Futures        December 2008      54     $11,525,625     $(18,411)
U.S. Treasury
  Notes 5Yr. Futures  December 2008      46       5,162,781       20,185


The GE Government Securities Fund had the following short futures contracts open at September 30, 2008:

                                       NUMBER     CURRENT      UNREALIZED
                        EXPIRATION       OF       NOTIONAL    APPRECIATION/
DESCRIPTION                DATE      CONTRACTS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------
U.S. Treasury Notes
  10Yr. Futures       December 2008      24     $(2,751,000)     $14,856
                                                                 -------
                                                                 $16,630
                                                                 =======





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

The GE Short-Term Government Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson and Chitranjan Sinha. As lead portfolio manager for the Fund, Mr. Colonna chooses the portfolio managers for the team, oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager has discretionary authority over his portion of the Fund. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE SHORT-TERM GOVERNMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Short-Term Government Fund returned +3.78% for Class A shares, +3.25% for Class B shares, +3.09% for Class C shares, +1.07% for Class R shares (January 29, 2008 to September 30, 2008) and +4.14% for Class Y shares. The Lehman Brothers 1-3-Year Government Bond Index, the Fund's benchmark, returned +5.90% and the Fund's Lipper peer group of 86 Short-Term U.S. Government Funds returned an average of +3.33% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE LAST FISCAL YEAR ENDED SEPTEMBER 30, 2008.

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

     Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.

     These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed securities (MBS) spreads ended slightly higher after trading in the

(Paul Colonna)



     Pictured to the right: Paul M. Colonna

GE U.S. Equity Fund


     100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. The primary source of underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 -- SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,002.62                3.99
     Class B                     1,000.00              1,000.50                6.97
     Class C                     1,000.00                999.68                7.67
     Class R                     1,000.00              1,002.57                3.99
     Class Y                     1,000.00              1,004.72                2.70
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.78                4.04
     Class B                     1,000.00              1,017.84                7.06
     Class C                     1,000.00              1,017.15                7.77
     Class R                     1,000.00              1,020.78                4.04
     Class Y                     1,000.00              1,022.06                2.73
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.80% for Class A shares, 1.40% for Class B shares, 1.54% for Class C shares, 0.54% for Class Y shares and 0.80% for Class R shares (from the period April 01, 2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period)
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: +0.26% for Class A shares, +0.05% for Class B shares, (-0.03)% for Class C shares, +0.47% for Class Y shares and +0.26% for Class R shares.

GE Short-Term Government Fund
--------------------------------------------------------------------------------

TWO YEAR TREASURY NOTE
YIELD HISTORY
10/01/07 - 09/30/08

(CHART)
 INVESTMENT PROFILE

 A mutual fund designed for investors who seek a high level of income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in U.S. Government securities under normal circumstances.

LIPPER PERFORMANCE COMPARISON

Short Term U.S. Government Bond Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             86       76       53

---------------------------------------------

Peer group
average annual
total return:         3.33%    2.65%    3.74%
---------------------------------------------


Lipper categories in peer group: Short term U.S. Government Bond


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                           ENDING
                                                         VALUE OF A
                    ONE    FIVE     TEN                   $10,000
                   YEAR    YEAR    YEAR  COMMENCEMENT  INVESTMENT(A)
                   ----    ----    ----  ------------  -------------
GE Short-Term
  Government       3.78%   2.83%   4.00%   03/02/94        14,801
W/load             1.19%   2.31%   3.74%                   14,431
LB 1-3 Year
  Government Bond
  Index            5.90%   3.52%   4.57%                   15,637



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                           ENDING
                                                         VALUE OF A
                    ONE    FIVE     TEN                   $10,000
                   YEAR    YEAR    YEAR  COMMENCEMENT  INVESTMENT(A)
                   ----    ----    ----  ------------  -------------
GE Short-Term
  Government       3.25%   2.24%   3.62%   03/02/94        14,269
W/load             0.25%   2.24%   3.62%
LB 1-3 Year
  Government Bond
  Index            5.90%   3.52%   4.57%                   15,637


--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                   ONE    FIVE    SINCE                     $10,000
                  YEAR    YEAR  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                  ----    ----  ---------  ------------  -------------
GE Short-Term
  Government      3.09%   2.08%    3.39%     09/30/99        13,495
W/load            2.09%   2.08%    3.39%
LB 1-3 Year
  Government
  Bond Index      5.90%   3.52%    4.73%                     15,153



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                              ENDING
                                                            VALUE OF A
                 THREE     SIX     SINCE                     $10,000
                MONTHS   MONTHS  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                ------   ------  ---------  ------------  -------------
GE Short-Term
  Government     0.65%    0.26%     1.07%     01/29/08        10,107
LB 1-3 Year
  Government
  Bond Index     1.38%    0.53%     1.78%                     10,178

GE Short-Term Government Fund



CLASS Y SHARES

(LINE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                           ENDING
                                                         VALUE OF A
                    ONE    FIVE     TEN                   $10,000
                   YEAR    YEAR    YEAR  COMMENCEMENT  INVESTMENT(A)
                   ----    ----    ----  ------------  -------------
GE Short-Term
  Government       4.14%   3.10%   4.24%   03/02/94        15,147
LB 1-3 Year
  Government Bond
  Index            5.90%   3.52%   4.57%                   15,637





                                                            (PERFORMANCE LEGEND)

AN INVESTMENT IN THE GE SHORT-TERM GOVERNMENT FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

GE SHORT-TERM GOVERNMENT FUND

Portfolio Composition as a % of Market Value of $111,722
(in thousands) as of September 30, 2008

                                     (CHART)


                                    PRINCIPAL
                                       AMOUNT          VALUE
BONDS AND NOTES -- 97.8%

---------------------------------------------------------------------

U.S. TREASURIES -- 16.7%
U.S. Treasury Notes
  4.75%   12/31/08 - 02/15/10     $16,910,000   $ 17,135,851    (j)
  4.88%   08/15/09.............       100,000        102,555
                                                  17,238,406

FEDERAL AGENCIES -- 49.4%
Federal Home Loan Mortgage Corp.
  5.13%   04/18/11.............    25,000,000     26,114,975
Federal National Mortgage Assoc.
  2.88%   10/12/10.............    25,000,000     24,885,650
                                                  51,000,625

AGENCY MORTGAGE BACKED -- 7.7%
Federal Home Loan Mortgage Corp.
  7.00%   02/01/12 - 04/01/36         239,499        251,240
  7.50%   01/01/16 - 08/01/30         247,485        266,482
  8.50%   10/01/10 - 11/01/20         102,385        110,541
Federal National Mortgage Assoc.
  3.19%   05/01/33.............       251,237        248,323    (i)
  4.28%   06/01/33.............        69,238         69,743    (i)
  4.29%   06/01/33.............       187,203        188,935    (i)
  4.66%   07/01/33.............       307,143        308,277    (i)
  4.90%   06/01/33.............        47,205         47,219    (i)
  5.02%   07/01/33.............        23,000         23,096    (i)
  5.10%   06/01/33.............        26,128         26,614    (i)
  5.68%   05/01/37.............     1,832,781      1,852,980    (i)
  6.64%   12/01/32.............        64,530         66,106    (i)
  7.00%   03/01/17 - 04/01/36       1,129,134      1,184,390
  7.50%   06/01/11 - 05/01/34       1,121,038      1,207,212
  8.00%   03/01/22 - 11/01/33         174,216        189,142
  8.50%   02/01/18 - 07/01/31         450,935        492,904
  9.00%   08/01/10 - 03/01/31         529,164        583,556
  9.50%   09/01/21.............        61,903         69,073
  9.75%   02/01/21.............        91,577        103,695
Government National Mortgage Assoc.
  7.00%   12/15/18 - 05/15/32         264,804        278,585
  7.50%   02/15/09 - 01/15/25         261,834        280,543
  8.00%   07/15/17.............        94,020        102,577
  9.00%   08/15/09 - 12/15/09          11,923         11,985
  9.50%   12/15/09.............         2,487          2,522
                                                   7,965,740

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 24.0%
Federal Home Loan Bank
  4.50%   12/25/15.............     2,120,000      2,124,025
Federal Home Loan Mortgage Corp.
  3.25%   07/15/23.............        96,180         96,101
  5.00%   11/15/22 - 07/15/28       1,970,077      2,002,858
  5.50%   12/25/29.............     1,134,065      1,160,664
  6.50%   02/15/14.............       592,224         69,042   (g,r)
  8.00%   01/15/34.............       185,140        193,334
Federal Home Loan Mortgage Corp. (Class A)
  5.00%   09/15/21 - 07/15/31       7,242,740      7,262,593
Federal National Mortgage Assoc.
  0.10%   05/25/18.............    15,655,581         50,523  (g,i,r)
  1.41%   07/25/44.............     3,540,706        161,620  (g,h,r)
  5.00%   08/25/21 - 08/25/29       4,915,346      4,937,360
  5.50%   06/25/25.............       208,735        210,730
  6.25%   04/25/33.............     1,149,246      1,165,487
Federal National Mortgage Assoc. (Class A)
  5.00%   02/25/22.............     4,806,044      4,824,505
Federal National Mortgage Assoc. REMIC
  5.50%   02/25/31.............       503,108        505,091
                                                  24,763,933
TOTAL BONDS AND NOTES
  (COST $101,207,675)..........                  100,968,704


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE SHORT-TERM GOVERNMENT FUND                                 September 30, 2008

SCHEDULE OF INVESTMENTS

                                    PRINCIPAL
                                       AMOUNT          VALUE

SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 6.8%
---------------------------------------------------------------------

ASSET BACKED -- 4.8%
Countrywide Asset-Backed Certificates
  3.32%   06/25/35.............   $   254,664   $    227,005    (i)
Discover Card Master Trust I (Class A)
  2.51%   05/15/11.............       500,000        499,230    (i)
GSAMP Trust
  3.32%   05/25/36.............       449,415        396,609   (b,i)
  3.36%   12/25/35.............       272,256        267,976    (i)
Nissan Auto Lease Trust
  2.56%   02/15/13.............     1,000,000        964,375    (i)
Providian Master Note Trust
  (Class A)
  2.52%   01/15/13.............     2,000,000      1,800,000  (b,i,q)
Residential Asset Securities
  Corp.
  3.46%   01/25/36.............       955,889        737,528    (i)
Residential Asset Securities
  Corp. (Class A)
  3.85%   11/25/33.............        94,829         62,319    (i)
                                                   4,955,042

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
Banc of America Large Loan Inc.
  2.70%   03/15/22.............       500,000        456,511   (b,i)
Crusade Global Trust (Class A)
  3.07%   09/18/34.............       134,877        127,769    (i)
JP Morgan Alternative Loan Trust
  3.27%   08/25/36.............       196,157        194,981    (i)
Nomura Asset Acceptance Corp.
  3.34%   03/25/37.............       640,856        550,526    (i)
Residential Accredit Loans Inc.
  3.39%   07/25/36.............     1,156,514        634,612    (i)
  3.51%   03/25/34.............        82,037         71,231    (i)
                                                   2,035,630
TOTAL SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON
  LOAN
  (COST $8,237,724)............                    6,990,672

OTHER INVESTMENTS -- 0.1%
---------------------------------------------------------------------

OTHER INVESTMENTS -- 0.1%
GEI Investment Fund............                       92,722    (k)
OTHER INVESTMENTS PURCHASED
  WITH COLLATERAL FROM
  SECURITIES ON LOAN -- 0.0%*
GEI Investment Fund............                       28,590    (k)
TOTAL OTHER INVESTMENTS
  (COST $163,935)..............                      121,312
TOTAL INVESTMENT IN SECURITIES
  (COST $109,609,334)..........                  108,080,688

---------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.5%
---------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.8%
GE Money Market Fund
  Institutional Class
  2.11%........................                    1,834,811   (d,p)

SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON
  LOAN -- 1.7%
GE Money Market Fund
  Institutional Class
  2.11%........................                    1,806,107   (d,p)
TOTAL SHORT-TERM INVESTMENTS
  (COST $3,640,918)............                    3,640,918
TOTAL INVESTMENTS
  (COST $113,250,252)..........                  111,721,606
LIABILITIES IN EXCESS OF OTHER
  ASSETS, NET -- (8.2)%........                   (8,484,743)
                                                ------------
NET ASSETS -- 100.0%...........                 $103,236,863
                                                ============





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

Q&A


The GE Tax-Exempt Fund is managed by Michael J. Caufield. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE TAX-EXEMPT INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008 the GE Tax-Exempt Fund returned -0.84% for Class A shares, -1.67% for Class B shares, -1.68% for Class C shares and -0.65% for Class Y shares. The Lehman Brothers 10 year Municipal Bond Index, the Fund's benchmark, returned +0.55% and the Lipper peer group of 163 Intermediate Municipal Bond Funds returned an average of -0.77% for the same period.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The de-leveraging of the municipal bond market which began in mid-August of 2007, continued throughout 2008, contributing to unprecedented volatility. The unraveling of the short-term municipal auction rate and variable rate demand markets was a key variable which dislocated the market in mid February and was largely responsible for a trend which shifted capital away from the long-term municipal market, impacting liquidity and driving yields sharply higher. Balance sheet considerations became apparent as dealers re-allocated resources to support their growing short-term responsibilities, limiting liquidity to the secondary market. Over the next six months, liquidity became an issue as banking industry turmoil spread throughout all credit markets. As a result, municipal bonds dramatically underperformed treasuries throughout the curve as relationships were de-linked by a flight to quality in treasuries and disruptions in liquidity.

Q. WHAT HAPPENED IN THE U.S. ECONOMY DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008 AND HOW WAS THE PORTFOLIO POSITIONED WITH RESPECT TO SUCH ECONOMIC CONDITIONS?

A. The overriding factor in the U.S. economy over the last twelve months has been the de-leveraging of global fixed income markets and the subsequent erosion of confidence throughout the financial system. The general lack of liquidity contributed to chaos in the lending markets and an eventual rise in interest rates. The municipal bond market along with most fixed income markets struggled with liquidity issues brought on by concerns over institutional counter-party risk. The consolidation of several municipal bond dealers, driven by the need to secure additional operating capital, further limited available liquidity and set the stage for yields to trend higher.

     The Fund benefited from its laddered approach to curve positioning, and defensive coupon structure, which contributed to consistent returns during the most volatile periods, especially the market routs of February, June and September. While the Fund did underperform the market during several short-term corrections, the Fund, with 75% of assets invested thirteen years and shorter, and an average maturity of less than 9 years, was well positioned to deal with an abrupt move to a higher interest rate environment during the third quarter of 2008. In accordance with our long-term approach, the Fund maintained its investment discipline, emphasizing credit quality, geographic diversity and income in a challenging market, characterized by widening credit spreads, and limited market liquidity.


(Michael J. Caufield)



    Pictured to the right: Michael J. Caufield

GE Tax-Exempt Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 -- SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                976.45                4.30
     Class B                     1,000.00                972.73                8.10
     Class C                     1,000.00                972.70                8.05
     Class Y                     1,000.00                977.57                3.01
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.49                4.34
     Class B                     1,000.00              1,016.76                8.17
     Class C                     1,000.00              1,016.81                8.12
     Class Y                     1,000.00              1,021.76                3.03
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.86% for Class A shares, 1.62% for Class B shares, 1.61% for Class C shares and 0.60% for Class Y shares (from the period April 01, 2008 -- September 30,
      2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-2.35)% for Class A shares, (-2.73)% for Class B shares, (-2.73)% for Class C shares, and (-2.24)% for Class Y shares.

GE U.S. Equity Fund

--------------------------------------------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value

--------------------------------
                           PER-
                           CENT-
                          AGE OF
MOODY'S/S&P/              MARKET
FITCH RATING*              VALUE
-------------             ------
Aaa/AAA                    49.06%
Aa/AA                      38.65%
A/A                         7.26%
Baa/BBB                     1.29%
Ba/BB and lower             2.73%
NR/Other                    1.01%

--------------------------------

                           100.-
                              00%
--------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

 INVESTMENT PROFILE

 A mutual fund designed for investors who seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital by investing primarily in investment-grade municipal obligations.

LIPPER PERFORMANCE COMPARISON
Intermediate Municipal Debt Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             163     126       77

---------------------------------------------

Peer group
average annual
total return:         (0.77)%  1.96%    3.38%
---------------------------------------------


Lipper categories in peer group:  Intermediate Municipal Debt


CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS A SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                   ONE      FIVE    TEN                     $10,000
                   YEAR     YEAR   YEAR    COMMENCEMENT  INVESTMENT(A)
                  -----     ----   ----    ------------  -------------
GE Tax-Exempt     (0.84)%   1.58%  3.27%     09/08/93        13,800
W/load            (5.05)%   0.71%  2.83%                     13,213
LB 10-Year Muni
  Index            0.55%    3.20%  4.47%                     15,490



--------------------------------------------------------------------------------
CLASS B SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                   ONE      FIVE    TEN                     $10,000
                   YEAR     YEAR   YEAR    COMMENCEMENT  INVESTMENT(A)
                  -----     ----   ----    ------------  -------------
GE Tax-Exempt     (1.67)%   0.82%  2.69%     09/08/93        13,041
W/load            (4.53)%   0.82%  2.69%
LB 10-Year Muni
  Index            0.55%    3.20%  4.47%                     15,490




--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                               ENDING
                                                             VALUE OF A
                  ONE      FIVE     SINCE                     $10,000
                  YEAR     YEAR   INCEPTION  COMMENCEMENT  INVESTMENT(A)
                 -----     ----   ---------  ------------  -------------
GE Tax-Exempt    (1.68)%   0.83%     3.08%     09/30/99        13,142
W/load           (2.63)%   0.83%     3.60%
LB 10-Year Muni
  Index           0.55%    3.20%     5.04%                     15,561



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                   ONE      FIVE    TEN                     $10,000
                   YEAR     YEAR   YEAR    COMMENCEMENT  INVESTMENT(A)
                  -----     ----   ----    ------------  -------------
GE Tax-Exempt     (0.65)%   1.83%  3.96%     09/26/97        14,743
LB 10-Year Muni
  Index            0.55%    3.20%  4.47%                     15,490


                                                            (PERFORMANCE LEGEND)



See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE TAX-EXEMPT FUND                                            September 30, 2008

SCHEDULE OF INVESTMENTS

GE TAX-EXEMPT FUND

Portfolio Composition as a % of Market Value of $31,144
(in thousands) as of September 30, 2008

                                     (CHART)


                                    PRINCIPAL
                                       AMOUNT        VALUE
MUNICIPAL BONDS AND NOTES -- 94.7%

-----------------------------------------------------------------

ARKANSAS -- 1.1%
Arkansas Housing Development
  Agency
  8.38%   07/01/11...............  $  315,000  $   359,891   (l)

CALIFORNIA -- 5.4%
City of San Diego CA
  8.88%   02/01/11...............     110,000      118,796   (l)
Los Angeles Department of Water &
  Power
  (Series A) (AMBAC Insured)
  5.00%   07/01/37...............   1,000,000      916,940   (n)
Sacramento Municipal Utility
  District
  6.80%   10/01/19...............      48,000       55,460   (l)
  9.00%   04/01/13...............     520,000      596,040   (l)
                                                 1,687,236

COLORADO -- 0.7%
City of Colorado Springs Co.
  8.50%   11/15/11...............      65,000       72,027   (l)
Denver City & County Co.
  7.00%   08/01/10...............     155,000      165,208   (l)
                                                   237,235

CONNECTICUT -- 7.6%
City of New Haven (AMBAC Insured)
  5.38%   12/01/12...............   1,000,000    1,065,980   (n)
Connecticut State Health &
  Educational Facility Authority
  7.00%   07/01/12...............     265,000      285,575   (l)
Town of Fairfield CT
  5.00%   01/01/21...............   1,000,000    1,022,940
                                                 2,374,495

FLORIDA -- 4.8%
City of Gainesville
  8.13%   10/01/14...............     145,000      164,492   (l)
Jacksonville Health Facilities
  Authority
  11.50%  10/01/12...............     200,000      261,342   (l)
North Broward Hospital District
  5.25%   01/15/12...............     740,000      783,697   (m)
State of Florida
  10.00%  07/01/14...............     235,000      285,255   (l)
                                                 1,494,786

GEORGIA -- 6.0%
Columbus Medical Center Hospital
  Authority
  7.75%   07/01/10...............      95,000      100,537   (l)
Metropolitan Atlanta Rapid
  Transit Authority
  7.00%   07/01/11...............     415,000      448,075   (l)
Municipal Electric Authority of
  Georgia (Series A)
  5.25%   01/01/19...............   1,000,000    1,022,190
Private Colleges & Universities
  Authority (Series A)
  6.00%   06/01/11...............     315,000      316,093
                                                 1,886,895

HAWAII -- 1.8%
State of Hawaii (FSA Insured)
  5.75%   02/01/14...............     500,000      552,175   (n)

ILLINOIS -- 1.7%
Chicago Metropolitan Water
  Reclamation District-Greater
  Chicago (Series D)
  5.00%   12/01/10...............     500,000      523,750

INDIANA -- 2.9%
Indiana Toll Road Commission
  9.00%   01/01/15...............     580,000      698,117   (l)
Purdue University (Series P)
  5.25%   07/01/11...............     200,000      211,924
                                                   910,041


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE TAX EXEMPT FUND                                            September 30, 2008

SCHEDULE OF INVESTMENTS


                                    PRINCIPAL
                                       AMOUNT        VALUE

IOWA -- 1.8%
Muscatine IA
  9.70%   01/01/13...............  $  485,000  $   555,626   (l)

MAINE -- 1.7%
University of Maine (FSA Insured)
  5.38%   03/01/12...............     500,000      534,195   (n)

MARYLAND -- 1.7%
County of Prince Georges MD (FSA
  Insured)
  5.50%   05/15/12...............     500,000      535,255   (n)

MASSACHUSETTS -- 2.4%
Commonwealth of Massachusetts
  (Series A) (FSA Insured)
  5.25%   12/15/12...............     500,000      536,500   (n)
Massachusetts Port Authority
  13.00%  07/01/13...............     175,000      221,790   (l)
                                                   758,290

MICHIGAN -- 1.6%
Detroit, MI (Series A) (FSA
  Insured)
  5.25%   07/01/22...............     500,000      498,505   (n)

MINNESOTA -- 1.9%
State of Minnesota
  5.00%   08/01/18...............     450,000      474,264
Western Minnesota Municipal Power
  Agency
  6.63%   01/01/16...............     100,000      112,487   (l)
                                                   586,751

MISSISSIPPI -- 1.7%
State of Mississippi
  5.50%   09/01/14...............     500,000      548,485

NEW JERSEY -- 10.1%
Atlantic County Improvement
  Authority (MBIA Insured)
  7.40%   07/01/16...............     175,000      203,870  (l,n)
Atlantic County Improvement
  Authority (Series A) (AMBAC
  Insured)
  7.40%   03/01/12...............     235,000      254,566  (l,n)
New Jersey Economic Development
  Authority (Series Y)
  4.50%   09/01/26...............     500,000      438,605
New Jersey St. Transit Corp.
  (AMBAC Insured)
  5.50%   09/15/11...............     500,000      526,495   (n)
New Jersey State Turnpike
  Authority (AMBAC Insured)
  6.50%   01/01/16...............      40,000       44,833   (n)
  6.50%   01/01/16...............     210,000      236,259  (l,n)
New Jersey Transportation Trust
  Fund Authority (Series C) (FSA
  Insured)
  5.75%   12/15/12...............     500,000      538,900   (n)
State of New Jersey (Series A)
  5.00%   06/15/23...............   1,000,000      928,430
                                                 3,171,958

NEW YORK -- 7.4%
City of New York
  5.13%   12/01/22...............   1,000,000      971,980
Erie County Water Authority
  (Series A) (AMBAC Insured)
  6.00%   12/01/08...............     135,000      135,703  (l,n)
New York State Dormitory
  Authority
  6.50%   12/01/21...............     500,000      498,195
  7.38%   07/01/16...............     535,000      615,614   (l)
New York State Dormitory
  Authority (Series B)
  7.50%   05/15/11...............      50,000       54,873
  7.50%   05/15/11...............      55,000       57,599   (m)
                                                 2,333,964

NORTH CAROLINA -- 2.2%
City of Greensboro
  5.25%   06/01/23...............     500,000      500,470
North Carolina Municipal Power
  Agency No 1 Catawba
  10.50%  01/01/10...............     175,000      184,375   (l)
                                                   684,845

OHIO -- 0.4%
Ohio State Water Development
  Authority (Series I) (AMBAC
  Insured)
  7.00%   12/01/09...............     120,000      121,990  (l,n)

PENNSYLVANIA -- 7.9%
Allegheny County Hospital
  Development Authority
  5.00%   11/15/28...............     500,000      351,925
  7.38%   07/01/12...............     260,000      282,979   (l)
City of Philadelphia (MBIA
  Insured)
  6.25%   08/01/12...............     250,000      275,167   (n)
City of Philadelphia (Series B)
  (MBIA Insured)
  7.00%   05/15/20...............     360,000      418,050  (l,n)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE TAX EXEMPT FUND                                            September 30, 2008

SCHEDULE OF INVESTMENTS


                                    PRINCIPAL
                                       AMOUNT        VALUE
Delaware River Port Authority Pa
  & N J
  6.50%   01/15/11...............  $  120,000  $   126,243   (l)
Philadelphia Authority for
  Industrial Development
  5.25%   09/01/36...............     500,000      400,480
Pittsburgh Urban Redevelopment
  Authority (FGIC Insured)
  7.25%   09/01/14...............     560,000      624,775  (l,n)
                                                 2,479,619

PUERTO RICO -- 0.4%
Puerto Rico Aqueduct & Sewer
  Authority
  10.25%  07/01/09...............     115,000      119,217   (l)

SOUTH CAROLINA -- 4.7%
Charleston Educational Excellence
  Finance Corp.
  5.25%   12/01/27...............   1,000,000      932,250
Grand Strand Water & Sewer
  Authority (FSA Insured)
  5.38%   06/01/13...............     500,000      534,055   (n)
                                                 1,466,305

TEXAS -- 6.1%
North Texas Tollway Authority
  (Series A)
  5.63%   01/01/33...............     500,000      455,200
Texas Municipal Gas Acquisition &
  Supply Corp. II
  8.43%   09/15/17...............   1,680,000    1,445,959   (i)
                                                 1,901,159

VIRGINIA -- 3.7%
Virginia Housing Development
  Authority (Series D)
  4.45%   07/01/11...............     295,000      294,153
Virginia Public School Authority
  (Series A)
  4.50%   08/01/28...............   1,000,000      877,650
                                                 1,171,803

WISCONSIN -- 7.0%
State of Wisconsin (Series A)
  6.60%   07/01/11...............     525,000      575,421   (l)
State of Wisconsin (Series A)
  (FGIC Insured)
  5.25%   07/01/16...............   1,500,000    1,624,080  (m,n)
                                                 2,199,501
TOTAL BONDS AND NOTES
  (COST $30,538,340).............               29,693,972

-----------------------------------------------------------------
OTHER INVESTMENTS -- 0.0%*
-----------------------------------------------------------------
GEI Investment Fund
  (COST $6,351)..................                    4,700   (k)
TOTAL INVESTMENT IN SECURITIES
  (COST $30,544,691).............               29,698,672

-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
-----------------------------------------------------------------
GE Money Market Fund
  Institutional Class
  2.11%
  (COST $1,444,990)..............                1,444,990  (d,p)
TOTAL INVESTMENTS
  (COST $31,989,681).............               31,143,662

OTHER ASSETS AND LIABILITIES,
  NET -- 0.7%....................                  229,679
                                               -----------

NET ASSETS  -- 100.0%............              $31,373,341
                                               ===========






See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE Fixed Income Fund

Q&A


The GE Fixed Income Fund is managed by a team of portfolio managers that includes Paul M. Colonna, William M. Healey, Mark H. Johnson, James F. Palmieri and Vita Marie Pike. The team is led by Mr. Colonna who is vested with oversight authority. Each portfolio manager is assigned a class of assets, the size of which are determined by team consensus and adjusted on a monthly basis, if necessary. Although each portfolio manager manages his or her asset class independent of the other team members, the team is highly collaborative and communicative. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE FIXED INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Fixed Income Fund returned +0.73% for Class A shares, -0.11% for Class B shares, -0.02% for Class C shares, -3.43% for Class R shares (January 29, 2008 to September 30, 2008) and +0.89% for Class Y shares. The Lehman Brothers Aggregate Bond Index, the Fund's benchmark, returned +3.65% and the Fund's Lipper peer group of 565 Intermediate Investment Grade Debt Funds returned an average of -2.43% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008.

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

     Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.

     These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed

(Paul M. Colonna)



Pictured to the right:
Paul M. Colonna

GE U.S. Equity Fund


     securities (MBS) spreads ended slightly higher after trading in the 100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity, exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.

Q.   WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. The primary source of underperformance came from the Fund's exposure to mortgage-related securities, which experienced significant price declines as this market became more dislocated during the period. Tactical duration and yield curve positioning taking advantage of the volatility in rates contributed positively to performance. Although the funds general underweight in investment grade debt securities versus the benchmark helped performance, the exposure to high yield and emerging market debt securities hurt relative return.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution fees, professional fees, and administrative fees. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.




APRIL 01, 2008 - SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**

-------------------------------------------------------------------------------------------
     Class A                     1,000.00                967.87                4.14
     Class B                     1,000.00                964.24                7.83
     Class C                     1,000.00                964.33                7.82
     Class R                     1,000.00                967.40                5.47
     Class Y                     1,000.00                969.04                2.91
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Class A                     1,000.00              1,020.59                4.24
     Class B                     1,000.00              1,016.91                8.02
     Class C                     1,000.00              1,016.91                8.02
     Class R                     1,000.00              1,019.26                5.60
     Class Y                     1,000.00              1,021.81                2.98
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.84% for Class A shares, 1.59% for Class B shares, 1.59% for Class C shares, 0.59% for Class Y shares, and 1.11% for Class R (from the period April 01,
      2008 -- September 30, 2008), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: (-3.21)% for Class A shares, (-3.58)% for Class B shares, (-3.57)% for Class C shares, (-3.10)% for Class Y shares and (-3.26)% for Class R shares.

GE Fixed Income Fund

--------------------------------------------------------------------------------
QUALITY RATINGS
AS OF SEPTEMBER 30, 2008
as a % of Market Value

--------------------------------
                           PER-
                           CENT-
                          AGE OF
MOODY'S/S&P/              MARKET
FITCH RATING*              VALUE
-------------             ------
Aaa/AAA                    78.49%
Aa/AA                       5.25%
A/A                         7.05%
Baa/BBB                     3.91%
Ba/BB and lower             5.29%
NR/Other                    0.01%

--------------------------------

                           100.-
                              00%
--------------------------------


* Moody's Investors Services Inc, Standard & Poor's and Fitch are nationally recognized statistical rating organizations.

 INVESTMENT PROFILE
 A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal circumstances. The Fund invests primarily in a variety of investment grade debt securities such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.

LIPPER PERFORMANCE COMPARISON
Intermediate Investment Grade Debt Peer Group

Based on average annual total returns for the periods ended 9/30/08

                       ONE     FIVE      TEN
                      YEAR     YEAR     YEAR
                     ------   ------   ------
Number of
Funds in
peer group:             565     395      198

---------------------------------------------

Peer group
average annual
total return:         (2.43)%     2%    4.06%
---------------------------------------------


Lipper categories in peer group: Intermediate Investment Grade Debt


CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS A SHARES
(LINE GRAPH)              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED
                          SEPTEMBER 30, 2008

                                                               ENDING
                                                             VALUE OF A
                   ONE     FIVE     TEN                       $10,000
                   YEAR    YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  -----    ----    ----    ------------    -------------
GE Fixed Income    0.73%   2.73%   4.22%     01/05/93          15,114
W/load            (3.55)%  1.85%   3.77%                       14,472
LB Aggregate
  Bond Index       3.65%   3.78%   5.20%                       16,595



--------------------------------------------------------------------------------

CLASS B SHARES

(LINE GRAPH)
                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                               ENDING
                                                             VALUE OF A
                   ONE     FIVE     TEN                       $10,000
                   YEAR    YEAR    YEAR    COMMENCEMENT    INVESTMENT(A)
                  -----    ----    ----    ------------    -------------
GE Fixed Income   (0.11)%  1.97%   3.75%     12/22/93          14,450
W/load            (3.01)%  1.97%   3.75%
LB Aggregate
  Bond Index       3.65%   3.78%   5.20%                       16,595




--------------------------------------------------------------------------------
CLASS C SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                  ENDING
                                                                VALUE OF A
                 ONE     FIVE      SINCE                         $10,000
                 YEAR    YEAR    INCEPTION    COMMENCEMENT    INVESTMENT(A)
                -----    ----    ---------    ------------    -------------
GE Fixed
  Income        (0.02)%  1.99%      4.06%       09/30/99          14,313
W/load          (0.99)%  1.99%      4.06%
LB Aggregate
  Bond Index     3.65%   3.78%      5.83%                         16,656



--------------------------------------------------------------------------------
CLASS R SHARES

(LINE GRAPH)

                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED SEPTEMBER 30, 2008

                                                                 ENDING
                                                               VALUE OF A
                THREE      SIX      SINCE                       $10,000
               MONTHS    MONTHS   INCEPTION   COMMENCEMENT   INVESTMENT(A)
               ------    ------   ---------   ------------   -------------
GE Fixed
  Income        (1.69)%   (3.26)%   (3.43)%     01/29/08         9,657
LB Aggregate
  Bond Index    (0.49)%   (1.50)%   (1.03)%                      9,897



AN INVESTMENT IN THE GE FIXED INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE Fixed Income Fund


                                                 CLASS Y SHARES

                                                 (LINE GRAPH)AVERAGE ANNUAL
                                                 TOTAL RETURN FOR THE
                                                 PERIODS ENDED SEPTEMBER 30,
                                                 2008

                                                             ENDING
                                                           VALUE OF A
                   ONE    FIVE    TEN                       $10,000
                  YEAR    YEAR   YEAR    COMMENCEMENT    INVESTMENT(A)
                  ----    ----   ----    ------------    -------------
GE Fixed Income   0.89%   2.99%  4.48%     11/29/93          15,496
LB Aggregate
  Bond Index      3.65%   3.78%  5.20%                       16,595


                                                            (PERFORMANCE LEGEND)

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

GE FIXED INCOME FUND

Portfolio Composition as a % of Market Value of $174,603
(in thousands) as of September 30, 2008

                                     (CHART)


                                      PRINCIPAL
                                         AMOUNT         VALUE
BONDS AND NOTES -- 100.6%

------------------------------------------------------------------------

U.S. TREASURIES -- 11.4%
U.S. Treasury Bonds
  4.38%   02/15/38.................  $2,231,300  $  2,259,713     (j)
  4.50%   05/15/38.................   2,244,100     2,316,683     (j)
U.S. Treasury Notes
  3.13%   08/31/13.................   6,715,700     6,767,115     (j)
  3.50%   02/15/18.................      44,000        43,148     (j)
  3.63%   10/31/09.................   2,113,000     2,152,454     (j)
  4.00%   08/15/18.................   1,135,800     1,151,950     (j)
  4.50%   11/15/10.................      27,000        28,428
  4.63%   11/15/09.................     120,000      123,656
                                                   14,843,147

FEDERAL AGENCIES -- 9.5%
Federal Home Loan Banks
  5.00%   11/17/17.................     500,000       503,934
Federal Home Loan Mortgage Corp.
  4.13%   12/21/12 - 09/27/13         3,116,000     3,142,281
  4.88%   02/09/10.................   2,280,000     2,331,045     (h)
  5.13%   11/17/17.................   2,500,000     2,576,273     (j)
Federal National Mortgage Assoc.
  3.63%   02/12/13.................     788,000       780,038
  3.88%   07/12/13.................   3,084,000     3,076,339
                                                   12,409,910

AGENCY MORTGAGE BACKED -- 37.8%
Federal Home Loan Mortgage Corp.
  4.50%   06/01/33 - 02/01/35           322,964       306,049     (h)
  5.00%   07/01/35 - 10/01/35           490,321       478,329     (h)
  5.50%   05/01/20 - 03/01/38         1,276,539     1,271,960     (h)
  6.00%   04/01/17 - 11/01/37         1,859,620     1,886,561     (h)
  6.50%   01/01/27 - 08/01/36           576,940       594,499     (h)
  7.00%   10/01/16 - 08/01/36           179,381       188,022     (h)
  7.50%   11/01/09 - 09/01/33            43,796        47,296     (h)
  8.00%   11/01/30.................      17,612        19,104     (h)
  8.50%   04/01/30 - 05/01/30            39,776        44,146     (h)
  9.00%   12/01/16.................       9,537        10,465     (h)
  9.50%   04/01/21.................         789           875     (h)
  5.50%   TBA......................   5,875,000     5,843,792     (c)
Federal National Mortgage Assoc.
  4.00%   05/01/19 - 06/01/19           294,993       282,266     (h)
  4.50%   05/01/18 - 02/01/35           911,440       888,035     (h)
  5.00%   07/01/20 - 08/01/35         1,049,374     1,027,073     (h)
  5.25%   04/01/37.................     151,605       152,206     (i)
  5.47%   04/01/37.................       9,942        10,009     (i)
  5.50%   03/01/14 - 04/01/38         3,521,099     3,524,014     (h)
  5.51%   04/01/37.................     138,866       140,224     (i)
  5.52%   04/01/37.................      55,433        55,983     (i)
  5.54%   04/01/37.................     129,592       130,899     (i)
  5.59%   04/01/37.................     164,945       166,922     (i)
  5.62%   03/01/37.................      12,448        12,559     (i)
  5.68%   05/01/37.................      96,221        97,281     (i)
  5.70%   04/01/37.................     120,279       121,818     (i)
  5.71%   04/01/37.................      62,301        63,149     (i)
  6.00%   09/01/14 - 03/01/38         4,446,002     4,512,748     (h)
  6.01%   10/01/37.................     213,902       216,889     (i)
  6.50%   08/01/17 - 08/01/36         2,506,269     2,582,160     (h)
  7.00%   08/01/13 - 06/01/36           711,665       748,121     (h)
  7.50%   12/01/09 - 03/01/34           215,452       231,815     (h)
  8.00%   12/01/12 - 11/01/33            89,778        97,176     (h)
  8.50%   05/01/31.................       6,434         7,090     (h)
  9.00%   06/01/09 - 12/01/22            27,533        29,562     (h)
  5.00%   TBA......................   6,486,000     6,386,858     (c)
  5.50%   TBA......................   9,833,000     9,803,768     (c)
  6.00%   TBA......................   4,649,000     4,722,453     (c)
  6.50%   TBA......................     444,000       454,406     (c)
  7.00%   TBA......................     335,000       349,970     (c)
Government National Mortgage Assoc.
  4.50%   08/15/33 - 09/15/34           586,528       560,986     (h)
  6.00%   04/15/27 - 09/15/36           297,353       302,678     (h)
  6.50%   04/15/19 - 08/15/36           584,400       601,434     (h)
  7.00%   03/15/12 - 10/15/36           216,931       226,855     (h)
  7.50%   01/15/23 - 10/15/33            86,593        93,433     (h)
  8.00%   12/15/29 - 02/15/30             2,105         2,310     (h)
  9.00%   11/15/16 - 12/15/21            70,266        76,835     (h)
                                                   49,371,083

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%
Collateralized Mortgage Obligation
  Trust (Class B)
  5.96%   11/01/18.................       4,234         3,658   (d,f,h)
Federal Home Loan Mortgage Corp.
  4.00%   06/15/36.................   2,414,261       197,869   (g,i,r)
  4.16%   05/15/36 - 11/15/36         1,172,158        88,148   (g,i,r)
  4.26%   05/15/37.................     520,745        46,491   (g,i,r)
  4.50%   04/15/13 - 03/15/19           527,969        46,716   (g,h,r)
  4.51%   02/15/38.................     529,677        50,131   (g,i,r)
  4.81%   09/15/35.................     458,312        49,662   (g,i,r)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
  5.00%   04/15/14 - 12/01/34        $3,372,987  $    663,424   (g,h,r)
  5.00%   05/15/38.................     110,919        94,151
  5.50%   04/15/17 - 06/15/33           465,196       101,955   (g,h,r)
  7.13%   12/15/33.................     148,420       127,534    (h,i)
  7.50%   01/15/16.................      26,447        27,324     (h)
  7.50%   07/15/27.................       3,499           764   (g,h,r)
  8.00%   04/15/20.................       1,494         1,557     (h)
  8.00%   02/01/23 - 07/01/24             9,202         2,278   (g,h,r)
  15.33%  11/15/37.................     309,674       189,857    (d,f)
  32.25%  09/25/43.................   1,480,697        11,487  (g,h,i,r)
Federal Home Loan Mortgage STRIPS
  5.18%   08/01/27.................       2,138         1,787   (d,f,h)
Federal National Mortgage Assoc.
  1.19%   12/25/42.................     341,519        12,383   (g,i,r)
  3.24%   05/25/37.................   1,386,557       119,691   (g,i,r)
  3.29%   04/25/38.................     655,231        53,080   (g,i,r)
  3.54%   10/25/35.................   1,102,571       113,497   (g,i,r)
  3.79%   10/25/29.................     358,465        32,704  (g,h,i,r)
  4.00%   02/25/28.................      12,400        12,362     (h)
  4.39%   09/25/42.................     791,976        74,911  (g,h,i,r)
  4.49%   08/25/16.................     173,175         9,355  (g,h,i,r)
  4.50%   05/25/18.................     106,274         6,841   (g,h,r)
  4.75%   11/25/14.................      56,716         2,195   (g,h,r)
  5.00%   08/25/17 - 02/25/32           531,841        66,904   (g,h,r)
  5.00%   10/25/35 - 08/25/38           300,800       258,616
  5.50%   01/25/33.................     143,953       135,186
  8.00%   07/25/14.................      14,327        14,350     (h)
Federal National Mortgage Assoc.
  (Class 1)
  4.50%   09/01/35 - 01/01/36           955,730       239,769    (g,r)
  4.76%   11/01/34.................     394,590       305,074   (d,f,h)
  5.00%   05/25/38.................     303,770        77,259    (g,r)
Federal National Mortgage Assoc.
  (Class 2)
  5.00%   09/01/33 - 03/25/38           802,227       184,922    (g,r)
  5.50%   12/01/33 - 01/25/36           430,629        94,381    (g,r)
Federal National Mortgage Assoc.
  REMIC
  4.50%   11/25/13.................      75,576           981   (g,h,r)
  5.00%   10/25/22.................     136,036        18,629   (g,h,r)
  9.55%   03/25/31.................     310,477       326,826    (h,i)
Federal National Mortgage Assoc.
  REMIC (Class B)
  5.78%   12/25/22.................       3,164         2,659   (d,f,h)
Federal National Mortgage Assoc.
  REMIC (Class K)
  7.39%   05/25/22.................          16           407   (g,h,r)
Federal National Mortgage Assoc.
  STRIPS (Class 2)
  4.50%   08/01/35.................     291,510        70,289    (g,r)
  5.00%   08/01/34.................   2,335,829       550,380   (g,h,r)
  7.50%   11/01/23.................      34,597         9,099   (g,h,r)
  8.00%   08/01/23 - 07/01/24            19,727         4,956   (g,h,r)
  8.50%   03/01/17 - 07/25/22             9,879         2,467   (g,h,r)
  9.00%   05/25/22.................       3,298           852   (g,h,r)
                                                    4,505,818

ASSET BACKED -- 3.6%
Accredited Mortgage Loan Trust
  (Class A)
  3.51%   07/25/34.................     155,034        70,845    (h,i)
Bear Stearns Asset Backed
  Securities Trust (Class A)
  3.58%   01/25/34.................      36,593        29,003    (h,i)
Capital Auto Receivables Asset
  Trust (Class A)
  3.27%   01/15/10.................     335,000       331,859   (b,h,i)
Carmax Auto Owner Trust
  4.35%   03/15/10.................      65,233        65,075     (h)
Chase Funding Mortgage Loan Asset-
  Backed Certificates
  3.71%   03/25/32.................      32,945        28,444    (h,i)
  5.75%   05/25/32.................      38,431        21,137    (h,i)
Countrywide Asset-Backed
  Certificates (Class A)
  3.77%   08/25/32.................      20,401        17,300    (h,i)
Discover Card Master Trust I (Class
  A)
  2.51%   05/15/11.................   1,000,000       998,460    (h,i)
  2.52%   04/17/12.................   1,000,000       986,690    (h,i)
Ford Credit Floorplan Master Owner
  Trust (Class A)
  2.67%   06/15/11.................     800,000       794,882     (i)
Honda Auto Receivables Owner Trust
  (Class A)
  4.15%   10/15/10.................      96,711        96,729     (h)
Mid-State Trust
  7.54%   07/01/35.................      13,084        11,853     (h)
Peco Energy Transition Trust
  6.52%   12/31/10.................     181,000       185,757     (h)
Residential Asset Mortgage Products
  Inc.
  3.45%   03/25/34.................       2,348         2,307    (h,i)
Residential Asset Securities Corp.
  3.71%   07/25/32.................       8,242         6,511    (h,i)
Residential Asset Securities Corp.
  (Class A)
  3.79%   06/25/33.................      33,662        24,836    (h,i)
  4.16%   07/25/30.................      22,161        21,772    (h,i)
Swift Master Auto Receivables Trust
  (Class A)
  2.59%   06/15/12.................   1,000,000       889,452    (h,i)
Wachovia Asset Securitization, Inc.
  (Class A)
  3.43%   06/25/34.................      53,734        45,668    (h,i)
Wells Fargo Home Equity Trust
  3.97%   05/25/34.................      65,058        63,423    (h,i)
                                                    4,692,003

CORPORATE NOTES -- 25.5%
Abbey National PLC
  7.95%   10/26/29.................     152,000       146,762     (h)
Abbott Laboratories
  5.60%   11/30/17.................      72,000        69,790
  5.88%   05/15/16.................     227,000       226,452
AES Ironwood LLC
  8.86%   11/30/25.................     328,943       328,943     (h)
American International Group, Inc.
  5.85%   01/16/18.................     166,000        83,323     (h)
American Railcar Industries, Inc.
  7.50%   03/01/14.................     100,000        88,500     (h)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
ARAMARK Corp.
  8.50%   02/01/15.................  $  300,000  $    282,000     (h)
ArcelorMittal USA
  6.50%   04/15/14.................     160,000       162,496
Archer-Daniels-Midland Co.
  5.45%   03/15/18.................      48,000        44,385
  6.45%   01/15/38.................     236,000       212,898     (h)
Arizona Public Service Co.
  6.25%   08/01/16.................      95,000        87,920     (h)
AT&T, Inc.
  5.60%   05/15/18.................     236,000       211,229
  6.40%   05/15/38.................     358,000       300,441
BAC Capital Trust VI
  5.63%   03/08/35.................     224,000       171,001     (h)
Bank of America Corp.
  5.75%   12/01/17.................     115,000        97,519
  8.00%   12/29/49.................      57,000        45,136    (h,i)
Bank of America Corp. (Series L)
  5.65%   05/01/18.................     500,000       421,146     (h)
Bear Stearns Companies Inc.
  5.85%   07/19/10.................     173,000       172,234     (h)
  6.95%   08/10/12.................     355,000       358,594     (h)
BellSouth Corp.
  4.20%   09/15/09.................     280,000       276,203     (h)
  6.55%   06/15/34.................      24,000        20,576     (h)
Berkshire Hathaway Finance Corp.
  5.00%   08/15/13.................     495,000       493,697     (b)
Bristol-Myers Squibb Co.
  5.45%   05/01/18.................     180,000       169,977
  5.88%   11/15/36.................      85,000        74,906     (h)
British Telecommunications PLC
  8.63%   12/15/10.................     120,000       125,419     (h)
Cadbury Schweppes US Finance LLC
  3.88%   10/01/08.................     214,000       214,000    (b,h)
Cardinal Health, Inc.
  5.50%   06/15/13.................     120,000       114,817     (h)
Cargill Inc.
  5.20%   01/22/13.................     240,000       232,086    (b,h)
  6.00%   11/27/17.................     214,000       201,345    (b,h)
Carolina Power & Light Co.
  5.15%   04/01/15.................     101,000        97,198     (h)
  5.70%   04/01/35.................      58,000        50,035     (h)
  6.13%   09/15/33.................      64,000        59,144     (h)
Century Aluminum Co.
  7.50%   08/15/14.................     301,000       282,940
Chesapeake Energy Corp.
  7.25%   12/15/18.................     301,000       276,920     (h)
Citigroup, Inc.
  6.50%   08/19/13.................     650,000       577,699
Clarendon Alumina Production Ltd.
  8.50%   11/16/21.................     100,000       101,000    (b,h)
CME Group Inc.
  5.40%   08/01/13.................     297,000       297,899
Community Health Systems, Inc.
  8.88%   07/15/15.................     300,000       285,000     (h)
Consolidated Edison Company of New
  York, Inc.
  5.85%   04/01/18.................     301,000       285,766     (h)
Constellation Brands, Inc.
  7.25%   05/15/17.................     303,000       278,760     (h)
COX Communications Inc.
  6.25%   06/01/18.................     255,000       236,974    (b,h)
  7.13%   10/01/12.................     100,000       101,887     (h)
  7.75%   11/01/10.................     145,000       150,368     (h)
Credit Suisse
  6.00%   02/15/18.................     350,000       304,920     (h)
CSC Holdings Inc.
  8.50%   06/15/15.................     301,000       279,554    (b,h)
CSX Transportation, Inc.
  9.75%   06/15/20.................      82,000        92,587     (h)
CVS/Caremark Corp.
  5.75%   06/01/17.................     330,000       308,382     (h)
Diageo Capital PLC
  5.20%   01/30/13.................     117,000       116,425
Dominion Resources, Inc.
  6.30%   09/30/66.................     470,000       413,694    (h,i)
Dover Corp.
  6.50%   02/15/11.................      80,000        84,380     (h)
DP World Ltd.
  6.85%   07/02/37.................     100,000        74,036    (b,h)
Duke Energy Carolinas LLC
  5.38%   01/01/09.................      60,000        60,069     (h)
Duke Energy Indiana, Inc.
  6.35%   08/15/38.................     179,000       165,578
Duke Realty LP
  6.25%   05/15/13.................     117,000       113,853
Dynegy Holdings, Inc.
  7.50%   06/01/15.................     300,000       253,500
Echostar DBS Corp.
  7.75%   05/31/15.................     302,000       255,945
EI Du Pont de Nemours & Co.
  4.88%   04/30/14.................     125,000       120,794     (h)
  6.00%   07/15/18.................     416,000       406,068
El Paso Electric Co.
  6.00%   05/15/35.................     100,000        81,848     (h)
Empresa Energetica de Sergipe /
  S.A. de Eletrificacao da Paraiba
  10.50%  07/19/13.................     103,000       106,090    (b,h)
EOG Resources, Inc.
  5.88%   09/15/17.................     214,000       201,222
  6.88%   10/01/18.................     170,000       169,393
Ford Motor Credit Company LLC
  7.88%   06/15/10.................     301,000       229,761
Georgia-Pacific LLC
  9.50%   12/01/11.................     309,000       305,910
GlaxoSmithKline Capital Inc.
  4.85%   05/15/13.................     117,000       114,862
  6.38%   05/15/38.................     294,000       276,005


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
Globo Comunicacao e Participacoes
  S.A.
  7.25%   04/26/22.................  $  100,000  $     87,500     (b)
GMAC LLC
  6.88%   09/15/11.................     302,000       134,748
Goldman Sachs Group, Inc.
  6.15%   04/01/18.................     122,000       101,445
  6.60%   01/15/12.................     385,000       358,892     (h)
  6.88%   01/15/11.................     175,000       167,285
GTE Corp.
  7.51%   04/01/09.................     145,000       147,065     (h)
Halliburton Co.
  5.90%   09/15/18.................      80,000        78,932
Harrah's Operating Company Inc.
  10.75%  02/01/16.................     301,000       153,510     (b)
HCA Inc.
  9.25%   11/15/16.................     302,000       293,695
Hewlett-Packard Co.
  5.50%   03/01/18.................     164,000       153,895
Hexion US Finance Corp.
  9.75%   11/15/14.................     325,000       256,750
Honeywell International, Inc.
  5.30%   03/01/18.................     384,000       361,440
Host Hotels & Resorts LP (REIT)
  6.38%   03/15/15.................     450,000       365,625
HSBC Bank USA N.A.
  4.63%   04/01/14.................      75,000        67,448
  7.00%   01/15/39.................     250,000       224,651
HSBC Capital Funding LP (Series 1)
  9.55%   12/29/49.................     173,000       158,814   (b,h,i)
HSBC Finance Corp.
  6.75%   05/15/11.................     125,000       125,646
IIRSA Norte Finance Ltd.
  8.75%   05/30/24.................     279,265       294,625    (b,h)
Independencia International Ltd.
  9.88%   05/15/15.................      54,000        44,550     (b)
ING Capital Funding TR III
  8.44%   12/29/49.................     190,000       175,201     (i)
ING Groep N.V.
  5.78%   12/29/49.................      79,000        63,127     (i)
Ingersoll-Rand Global Holding
  Company Ltd.
  6.88%   08/15/18.................     355,000       349,854
Intergen N.V.
  9.00%   06/30/17.................     202,000       202,000     (b)
Interoceanica IV Finance Ltd.
  4.78%   11/30/18.................     160,000        99,008    (b,d)
  4.95%   11/30/25.................     157,478        67,999    (b,d)
Iron Mountain, Inc.
  8.00%   06/15/20.................     301,000       288,960
John Deere Capital Corp.
  4.50%   04/03/13.................     229,000       218,573     (h)
Johnson & Johnson
  5.85%   07/15/38.................     294,000       285,879
JP Morgan Chase & Co.
  6.40%   05/15/38.................     183,000       158,213
  7.00%   11/15/09.................     235,000       235,046     (h)
Kellogg Co.
  5.13%   12/03/12.................     108,000       107,692
Kroger Co.
  6.15%   01/15/20.................     300,000       275,038
Lippo Karawaci Finance BV
  8.88%   03/09/11.................     175,000       155,613
LyondellBasell Industries AF SCA
  8.38%   08/15/15.................     310,000       145,700     (b)
Marfrig Overseas Ltd.
  9.63%   11/16/16.................     250,000       200,000     (b)
Markel Corp.
  7.35%   08/15/34.................      64,000        58,517
McDonald's Corp.
  5.80%   10/15/17.................     116,000       115,354
  6.30%   03/01/38.................     164,000       158,049
Mediacom LLC / Mediacom Capital
  Corp.
  9.50%   01/15/13.................     480,000       429,600     (h)
Merck & Company, Inc.
  5.75%   11/15/36.................      60,000        55,673
Merrill Lynch & Company, Inc.
  6.05%   08/15/12.................     119,000       111,578
  6.88%   04/25/18.................     246,000       217,649
MetLife, Inc. (Series A)
  6.82%   08/15/18.................     630,000       596,109
Metropolitan Life Global Funding I
  4.25%   07/30/09.................     155,000       152,208     (b)
Midamerican Energy Holdings Co.
  6.13%   04/01/36.................     135,000       113,546
Mizuho Financial Group Cayman Ltd.
  8.38%   12/29/49.................     100,000        85,826
Morgan Stanley
  6.00%   04/28/15.................     200,000       136,045
Morgan Stanley (Series F)
  6.63%   04/01/18.................     200,000       132,358
Munich Re America Corp. (Series B)
  7.45%   12/15/26.................     115,000       117,896     (h)
Nakilat Inc.
  6.07%   12/31/33.................     100,000        89,080    (b,h)
  6.27%   12/31/33.................     160,000       140,939     (b)
Nelnet, Inc.
  5.13%   06/01/10.................     264,000       245,925     (h)
New York Life Global Funding
  5.38%   09/15/13.................     124,000       127,841     (b)
NGPL PipeCo LLC
  7.12%   12/15/17.................     121,000       114,845     (b)
Norfolk Southern Corp.
  8.63%   05/15/10.................     185,000       196,750     (h)
Norfolk Southern Railway Co.
  9.75%   06/15/20.................     146,000       180,009     (h)
Northern States Power
  6.25%   06/01/36.................     115,000       105,180     (h)
NorthWestern Corp.
  5.88%   11/01/14.................     298,000       284,799     (h)
NRG Energy, Inc.
  7.38%   02/01/16.................     300,000       270,000


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
Oncor Electric Delivery Co.
  5.95%   09/01/13.................  $  302,000  $    279,235     (b)
OPTI Canada Inc.
  8.25%   12/15/14.................     160,000       143,200
Pacific Gas & Electric Co.
  5.80%   03/01/37.................     120,000       102,359
Parker Hannifin Corp.
  5.50%   05/15/18.................     181,000       180,555
Pemex Finance Ltd.
  9.03%   02/15/11.................     151,500       160,211     (h)
Pemex Project Funding Master Trust
  5.75%   03/01/18.................      50,000        47,315     (b)
  7.88%   02/01/09.................      61,000        61,576
PepsiCo, Inc.
  5.00%   06/01/18.................     418,000       403,578
Pitney Bowes, Inc.
  3.88%   06/15/13.................     137,000       130,883
PNC Preferred Funding Trust I
  6.52%   12/31/49.................     150,000       104,916    (b,i)
Potomac Edison Co.
  5.35%   11/15/14.................     112,000       103,578     (h)
Public Service Company of Colorado
  7.88%   10/01/12.................     200,000       217,752     (h)
Puget Sound Energy, Inc.
  5.48%   06/01/35.................     145,000       105,022     (h)
Puget Sound Energy, Inc. (Series A)
  6.97%   06/01/67.................     215,000       174,150     (i)
Rio Tinto Finance USA Ltd.
  6.50%   07/15/18.................     178,000       168,318
Rogers Communications, Inc.
  6.80%   08/15/18.................     296,000       280,025
Royal Bank of Scotland Group PLC
  5.00%   10/01/14.................      45,000        44,177
Sabine Pass LNG LP
  7.25%   11/30/13.................     200,000       158,000
  7.50%   11/30/16.................     275,000       214,500
Security Benefit Life Insurance
  8.75%   05/15/16.................      25,000        24,962    (b,q)
Skandinaviska Enskilda Banken AB
  7.50%   03/29/49.................     250,000       250,782   (b,h,i)
Southern California Edison Co.
  5.50%   08/15/18.................     292,000       278,610
Sprint Capital Corp.
  7.63%   01/30/11.................     104,000        94,640     (h)
Standard Bank London Holdings PLC
  for NAK Naftogaz Ukrainy
  8.13%   09/30/09.................     300,000       247,029
Standard Chartered Bank Hong Kong
  Ltd.
  4.38%   12/03/14.................     210,000       205,380
Telecom Italia Capital S.A.
  6.20%   07/18/11.................     189,000       189,055
Telefonica Emisiones SAU
  5.86%   02/04/13.................     150,000       144,324
  6.22%   07/03/17.................     177,000       162,905
Tenneco, Inc.
  8.63%   11/15/14.................     301,000       239,295
Terex Corp.
  8.00%   11/15/17.................     310,000       282,100
Tesco PLC
  5.50%   11/15/17.................     100,000        89,541     (b)
Textron Inc.
  6.50%   06/01/12.................     119,000       124,265
The Travelers Companies, Inc.
  5.80%   05/15/18.................     120,000       109,983
Thomson Reuters Corp.
  5.95%   07/15/13.................     238,000       237,719
  6.50%   07/15/18.................     117,712       112,575
TIAA Global Markets Inc.
  4.95%   07/15/13.................     169,000       170,650     (b)
Time Warner Cable, Inc.
  6.20%   07/01/13.................     180,000       174,627
  6.75%   07/01/18.................     238,000       222,275
TNK-BP Finance S.A.
  6.63%   03/20/17.................     100,000        65,000     (b)
TransCanada Pipelines Ltd.
  6.50%   08/15/18.................     178,000       172,637
Transocean, Inc.
  6.00%   03/15/18.................     116,000       108,262
UBS Preferred Funding Trust I
  8.62%   10/29/49.................     150,000       144,983     (i)
United Technologies Corp.
  6.13%   07/15/38.................     182,000       175,842
Verizon Communications, Inc.
  6.90%   04/15/38.................     120,000       106,370
Verizon Global Funding Corp.
  7.25%   12/01/10.................     241,000       250,782
Verizon Pennsylvania, Inc.
  8.35%   12/15/30.................      80,000        77,266     (h)
Walgreen Co.
  4.88%   08/01/13.................     433,000       432,866
Wal-Mart Stores, Inc.
  5.80%   02/15/18.................     114,000       111,368
  6.20%   04/15/38.................     178,000       162,005
Wells Fargo & Co.
  5.63%   12/11/17.................      55,000        50,547
Westar Energy, Inc.
  7.13%   08/01/09.................     140,000       142,822     (h)
Westlake Chemical Corp.
  6.63%   01/15/16.................     310,000       263,500     (h)
Wyeth
  5.50%   03/15/13.................     229,000       231,419
Xerox Corp.
  6.35%   05/15/18.................     180,000       164,538
XTO Energy, Inc.
  6.38%   06/15/38.................     116,000        90,899
  6.50%   12/15/18.................     155,000       143,773
                                                   33,225,402


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.3%
Banc of America Commercial Mortgage
  Inc.
  5.32%   09/10/47.................  $   50,000  $     48,524     (h)
  8.28%   02/10/51.................     295,000       252,114     (i)
Banc of America Commercial Mortgage
  Inc. (Class A)
  5.49%   02/10/51.................     560,000       466,082     (h)
  5.84%   06/10/49.................     510,000       433,420    (h,i)
Banc of America Commercial Mortgage
  Inc. (Class C)
  5.88%   04/10/49.................     100,000        59,733    (h,i)
Banc of America Funding Corp.
  5.72%   03/20/36.................     110,678        38,677    (h,i)
  5.79%   02/20/36.................     188,119        67,892    (h,i)
Banc of America Mortgage Securities
  Inc. (Class B)
  5.38%   01/25/36.................     107,545        47,611    (h,i)
  5.55%   02/25/36.................      88,746        48,072    (h,i)
Bear Stearns Commercial Mortgage
  Securities
  5.48%   10/12/41.................     305,000       297,179     (h)
  5.53%   10/12/41.................     305,000       288,176     (h)
  5.58%   03/11/39.................      93,396        90,695    (h,i)
  6.02%   02/14/31.................     323,311       322,370    (h,i)
Bear Stearns Commercial Mortgage
  Securities (Class D)
  6.18%   09/11/42.................      40,000        17,051   (b,h,i)
Countrywide Alternative Loan Trust
  5.98%   05/25/36.................      38,923           778    (h,i)
  6.00%   03/25/36 - 08/25/36           191,768         7,055     (h)
Countrywide Alternative Loan Trust
  (Class B)
  6.00%   05/25/36 - 08/25/36           132,428         6,109     (h)
Countrywide Asset-Backed
  Certificates
  3.49%   11/25/35.................     411,353       391,434    (h,i)
Credit Suisse Mortgage Capital
  Certificates (Class C)
  5.65%   02/25/36.................      82,478        18,804    (h,i)
Crusade Global Trust (Class A)
  3.07%   09/18/34.................      31,339        29,687    (h,i)
CS First Boston Mortgage Securities
  Corp.
  1.57%   03/15/35.................   3,800,361        69,777   (b,h,i)
  5.25%   08/25/34.................      66,735        61,806     (h)
  5.34%   10/25/35.................     102,653        35,928    (h,i)
  6.13%   04/15/37.................     224,440       222,030     (h)
  6.66%   07/15/37.................   2,937,061        52,916   (b,h,i)
GMAC Commercial Mortgage Securities
  Inc.
  6.47%   04/15/34.................     127,407       127,779     (h)
GMAC Commercial Mortgage Securities
  Inc. (Class X)
  6.50%   12/10/41.................   4,609,664        64,090    (h,i)
Greenwich Capital Commercial
  Funding Corp.
  5.12%   04/10/37.................     305,528       299,237     (h)
Impac CMB Trust (Class A)
  3.47%   10/25/35.................   1,044,534       605,289    (h,i)
Indymac INDA Mortgage Loan Trust
  5.15%   01/25/36.................      71,757        10,764    (h,i)
Indymac INDA Mortgage Loan Trust
  (Class B)
  5.15%   01/25/36.................      71,757        43,581    (h,i)
JP Morgan Chase Commercial Mortgage
  Securities Corp.
  1.27%   01/12/39.................   2,690,476        56,627   (b,h,i)
  6.07%   02/12/51.................     330,000       288,464
  6.26%   02/15/51.................     390,000       309,019     (i)
  6.40%   02/12/51.................      60,000        27,651    (b,i)
  6.47%   11/15/35.................     215,752       215,779     (h)
  8.43%   02/15/51.................     280,000       233,967     (d)
LB-UBS Commercial Mortgage Trust
  4.06%   09/15/27.................     308,814       302,190    (h,i)
  6.23%   03/15/26.................     165,796       165,517     (h)
  6.45%   01/18/12.................   3,954,392        67,786    (h,i)
  7.62%   01/15/36.................   1,423,188        69,161    (b,h)
  10.45%  07/15/40.................     170,000       147,913    (d,i)
  11.61%  03/15/36.................   3,762,338        84,567   (b,h,i)
  12.18%  02/15/40.................   3,554,096        61,973   (b,h,i)
LB-UBS Commercial Mortgage Trust
  (Class A)
  6.13%   12/15/30.................     289,600       287,425     (h)
LB-UBS Commercial Mortgage Trust
  (Class B)
  6.65%   07/14/16.................      66,000        66,437    (b,h)
LB-UBS Commercial Mortgage Trust
  (Class F)
  6.45%   07/15/40.................     105,000        49,059     (i)
MASTR Alternative Loans Trust
  5.00%   08/25/18.................     136,232        20,563   (g,h,r)
Merrill Lynch Mortgage Trust (Class
  A)
  5.80%   05/12/39.................     319,000       309,759    (h,i)
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  5.42%   08/12/48.................     175,000       133,044
MLCC Mortgage Investors Inc.
  5.35%   02/25/36.................      94,112        41,409    (h,i)
Morgan Stanley Capital I
  5.28%   12/15/43.................     117,000       111,172
  5.33%   12/15/43.................     117,000       101,481
  5.39%   11/12/41.................     341,000       244,194    (h,i)
  5.44%   02/12/44.................     119,000       106,357     (b)
  5.69%   04/15/49.................     600,000       509,667    (h,i)
  7.11%   04/15/33.................     448,849       449,921    (h,i)
Morgan Stanley Capital I (Class A)
  5.36%   02/12/44.................     225,000       209,853
  5.81%   12/12/49.................      80,000        69,121
Morgan Stanley Dean Witter Capital
  I
  7.20%   10/15/33.................      56,243        57,031     (h)
Morgan Stanley Dean Witter Capital
  I (Class A)
  6.54%   02/15/31.................      17,484        17,578     (h)
Puma Finance Ltd. (Class A)
  2.98%   10/11/34.................      67,461        64,650    (h,i)
  3.37%   03/25/34.................     102,162        96,328    (h,i)


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
Residential Accredit Loans Inc.
  6.00%   01/25/36.................  $  174,157  $     18,767     (h)
  6.02%   01/25/36.................      98,154         9,787    (h,i)
Residential Funding Mortgage
  Securities I
  5.75%   01/25/36.................     194,492       107,598     (h)
Structured Asset Securities Corp.
  (Class X)
  2.15%   02/25/28.................      98,322             5     (i)
Wachovia Bank Commercial Mortgage
  Trust
  5.93%   06/15/49.................     550,000       466,462    (h,i)
Wachovia Bank Commercial Mortgage
  Trust (Class A)
  5.42%   01/15/45.................     280,000       245,909     (i)
Wachovia Bank Commercial Mortgage
  Trust (Class E)
  6.10%   02/15/51.................     335,000       163,958     (i)
Wells Fargo Mortgage Backed
  Securities Trust
  5.39%   08/25/35.................     262,007       192,379    (h,i)
  5.50%   01/25/36.................     102,993        43,300     (h)
Wells Fargo Mortgage Backed
  Securities Trust (Class B)
  5.50%   03/25/36.................     230,970       108,140     (h)
                                                   10,856,628

SOVEREIGN BONDS -- 1.1%
Banco Nacional de Desenvolvimento
  Economico e Social
  6.37%   06/16/18.................     200,000       176,000    (b,h)
Government of Brazil
  8.00%   01/15/18.................     117,000       125,483     (h)
Government of Canada
  7.50%   09/15/29.................     185,000       235,344
Government of Indonesia
  6.88%   01/17/18.................     100,000        91,000     (b)
  7.75%   01/17/38.................     100,000        90,000     (b)
Government of Jamaica
  8.00%   06/24/19.................     100,000        92,750
Government of Manitoba, Canada
  4.90%   12/06/16.................     130,000       134,370
Government of Pakistan
  6.75%   02/19/09.................     150,000       131,297
Government of Panama
  6.70%   01/26/36.................     115,000       108,675
Government of Venezuela
  5.38%   08/07/10.................      60,000        53,250
  9.00%   05/07/23.................      90,000        60,975
Republic of Turkey
  7.00%   03/11/19.................     100,000        94,769
                                                    1,393,913
TOTAL BONDS AND NOTES
  (COST $138,955,958)..............               131,297,904
SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES ON LOAN -- 6.7%
------------------------------------------------------------------------

ASSET BACKED -- 4.8%
American Express Credit Account
  Master Trust (Class B)
  2.60%   08/15/11.................   2,000,000     1,981,876    (b,i)
Countrywide Asset-Backed
  Certificates
  3.64%   05/25/33.................       4,253         3,875     (i)
Countrywide Asset-Backed
  Certificates (Class 2)
  3.81%   06/25/33.................       1,457         1,104     (i)
Countrywide Asset-Backed
  Certificates (Class A)
  3.61%   03/25/33.................     133,331       113,764     (i)
Discover Card Master Trust I (Class
  A)
  2.51%   05/15/11.................   1,172,000     1,170,195    (h,i)
Fleet Home Equity Loan Trust (Class
  A)
  3.44%   01/20/33.................     126,118        79,880     (i)
GSAMP Trust
  3.36%   12/25/35.................     394,226       388,030     (i)
Long Beach Mortgage Loan Trust
  3.49%   09/25/35.................   1,258,180     1,214,057     (i)
Nissan Auto Lease Trust
  2.56%   02/15/13.................   1,300,000     1,253,688     (i)
Residential Asset Mortgage Products
  Inc. (Class A)
  3.77%   06/25/32.................      21,965       19,160
                                                    6,225,629     (i)

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Banc of America Large Loan Inc.
  2.70%   03/15/22.................   1,086,000       991,541    (b,i)
Countrywide Asset-Backed
  Certificates
  3.49%   11/25/35.................     411,353       391,434    (h,i)
Interstar Millennium Trust (Class
  A)
  3.02%   03/14/36.................      22,231        21,476     (i)
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  2.66%   10/15/17.................     283,335       263,813    (b,i)
MortgageIT Trust (Class 1)
  3.47%   05/25/35.................     942,410       679,786     (i)
Thornburg Mortgage Securities Trust
  (Class A)
  3.89%   04/25/43.................      84,219        79,894     (i)
WaMu Mortgage Pass Through
  Certificates
  3.55%   01/25/45.................     154,562       102,512     (i)
                                                    2,530,456

TOTAL SECURITIES PURCHASED WITH
  COLLATERAL FROM SECURITIES ON
  LOAN
  (COST $9,397,205)................                 8,756,085


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE FIXED INCOME FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

                                      PRINCIPAL
                                         AMOUNT         VALUE
OTHER INVESTMENTS -- 0.4%
------------------------------------------------------------------------

OTHER INVESTMENTS -- 0.1%
GEI Investment Fund................              $    160,025     (k)

OTHER INVESTMENTS PURCHASED WITH
  COLLATERAL FROM SECURITIES  ON
  LOAN -- 0.3%
GEI Investment Fund................                   420,446     (k)

TOTAL OTHER INVESTMENTS
  (COST $784,420)..................                   580,471

TOTAL INVESTMENT IN SECURITIES
  (COST $149,137,583)..............               140,634,460

------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.0%
------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 21.8%
GE Money Market Fund Institutional
  Class
  2.11%   .........................                28,494,383    (d,p)

TIME DEPOSIT -- 1.2%
State Street Corp.
  1.40%   10/01/08.................   1,500,000     1,500,000     (e)

------------------------------------------------------------------------
SHORT-TERM SECURITIES PURCHASED WITH COLLATERAL FROM SECURITIES  ON
  LOAN -- 3.0%
------------------------------------------------------------------------
GE Money Market Fund Institutional
  Class
  2.11%   .........................                 3,974,306    (d,p)

TOTAL SHORT-TERM INVESTMENTS
  (COST $33,968,689)...............                33,968,689

TOTAL INVESTMENTS
  (COST $183,106,272)..............               174,603,149

LIABILITIES IN EXCESS OF OTHER
  ASSETS,
  NET -- (33.7)%...................               (43,991,647)
                                                 ------------

NET ASSETS -- 100.0%...............              $130,611,502
                                                 ============







OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Fixed Income Fund had the following long futures contracts open at September 30, 2008:

                                                             UNREALIZED
                                      NUMBER     CURRENT   APPRECIATION/
                       EXPIRATION       OF      NOTIONAL    DEPRECIATION
DESCRIPTION               DATE      CONTRACTS     VALUE    -------------
------------------------------------------------------------------------
U.S. Treasury Notes
  2Yr. Futures       December 2008      41     $8,750,938     $(11,640)


The GE Fixed Income Fund had the following Short futures contracts open at September 30, 2008:

                                      NUMBER     CURRENT      UNREALIZED
                       EXPIRATION       OF       NOTIONAL   APPRECIATION/
DESCRIPTION               DATE      CONTRACTS     VALUE      DEPRECIATION
-------------------------------------------------------------------------
U.S. Treasury Notes
  5Yr. Futures       December 2008      23     $(2,581,391)    $(7,227)
U.S. Treasury Notes
  10Yr. Futures      December 2008      22      (2,521,750)     16,908
                                                               -------
                                                               $(1,959)
                                                               =======





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE U.S. Equity Fund

The GE Money Market Fund is managed by a team of portfolio managers that includes James C. Gannon, Michael E. Martini and Andrew A. Maselli. As lead portfolio manager for the GE Money Market Fund, Mr. Martini (pictured below) has oversight responsibility over the Fund. See portfolio managers' biographical information beginning on page 166.

Q. HOW DID THE GE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE TWELVE-MONTH PERIOD ENDED SEPTEMBER 30, 2008?

A. For the twelve-month period ended September 30, 2008, the GE Money Market Fund returned 3.05% for the Retail Class shares and 1.10% for the Institutional Class shares (March 17, 2008 to September 30, 2008). The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 2.19% and the Fund's Lipper peer group of 335 money market funds returned an average of 2.78% for the same period.

Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET DURING THE LAST FISCAL PERIOD ENDED SEPTEMBER 30, 2008?

A. During the twelve months ended September 30, 2008, interest rates fell amongst a flight to quality as a drying up of liquidity and breakdown in confidence brought the global financial system to the brink of collapse. The faulty practice of extending mortgage loans to less than creditworthy borrowers ultimately created a tsunami that washed over the entire financial industry leaving behind the carnage of failed borrowers, lenders, banks and investors. Central banks worldwide injected massive amounts of liquidity as short-term markets dried up under an unwillingness of banks to lend to each other. The commercial paper (CP) market froze with little issuance as CP rates rose amid declining investor demand. Due to credit losses in their portfolios, a few money market funds "broke the buck", which called into question the safety of all money market funds. In addition to liquidity measures, the Federal Reserve lowered the fed funds target from 4.75% to 2% during this twelve-month period.

     Independent National Mortgage Corporation (IndyMac), Washington Mutual and Lehman Brothers failed under the weight of their exposure to mortgage loans/securities. The federal government engineered the takeover of Bear Stearns by JP Morgan in March, placed Fannie Mae and Freddie Mac under conservatorship and extended an emergency loan to AIG in September to prevent those firms from succumbing to the same fate. In early October, after much politicking, the House and Senate passed a bill allowing the Treasury to invest up to $700 Billion in mortgage-related loans/securities and/or direct capital infusions to troubled banks.

     These events contributed to one of the worst credit environments on record. The yield spread for the Lehman Brothers Investment Grade Credit Index widened over 250 bps to 385 bps, while that for the Lehman Brothers High Yield Index surpassed 1000 bps, up more than 600 bps. Residential mortgaged backed securities (MBS) spreads ended slightly higher after trading in the 100 bps range. Commercial MBS spreads however widened dramatically (AAA-rated, 10-year Super Duper tranche +345 bps). Wider credit spreads came as a result of growing economic fears and reduced liquidity,

(William M. Healey)



           Pictured to the right:
           Michael E. Martini

GE U.S. Equity Fund


     exacerbated by declining treasury yields in the flight to quality. 2-year and 10-year note yields finished the period at 1.96% and 3.82%, down 204 and 72 bps respectively.

Q.   WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The primary driver of fund performance was the allocation between government securities and credit-related securities. During the period, the exposure to commercial paper was reduced, while the allocation to government securities was increased. This sector move proved beneficial as short-term credit market seized up and pricing on commercial paper suffered versus treasury bills.

GE U.S. Equity Fund

                                              Understanding Your Fund's Expenses

As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended September 30, 2008.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



APRIL 01, 2008 -- SEPTEMBER 30, 2008
-------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE  ACCOUNT VALUE AT THE      EXPENSES PAID
                             BEGINNING OF THE      END OF THE PERIOD     DURING THE PERIOD
                                PERIOD ($)                ($)                  ($)*
-------------------------------------------------------------------------------------------
ACTUAL RETURN

-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,009.80               1.71
-------------------------------------------------------------------------------------------
     Institutional Class         $1,000.00             $1,010.09               1.46
-------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------
     Retail Class                $1,000.00             $1,023.03               1.72
-------------------------------------------------------------------------------------------
     Institutional Class         $1,000.00             $1,011.54               1.47
-------------------------------------------------------------------------------------------


    * Expenses are equal to the Fund's annualized expense ratio of 0.34% for the Retail Class shares and 0.29% for the Institutional Class shares (from the period April 01, 2008 -- September 30, 2008) multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period).
   ** Actual Fund Returns for the six-month period ended September 30, 2008 were as follows: +0.98% for the Retail Class shares and +1.01% for the Institutional Class shares.

GE Money Market Fund

 CHANGE IN VALUE OF A $10,000 INVESTMENT

            ----------------------
                             RETAIL SHARES

(LINE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2008

                                                        ENDING
                                                      VALUE OF A
                  ONE    FIVE   TEN                    $10,000
                  YEAR   YEAR   YEAR  COMMENCEMENT  INVESTMENT(A)
                 -----  -----  -----  ------------  -------------
GE Money Market  3.05%  3.14%  3.36%    01/05/93        13,920
90 Day T-Bill    2.19%  3.08%  3.31%                    13,848



                                                            (PERFORMANCE LEGEND)

            ----------------------
                           INSTITUTIONAL SHARES

(LINE GRAPH)

AVERAGE ANNUAL TOTAL RETURN FOR THE
PERIODS ENDED SEPTEMBER 30, 2008

                                                             ENDING
                                                           VALUE OF A
                 THREE    SIX     SINCE                     $10,000
                MONTHS  MONTHS  INCEPTION  COMMENCEMENT  INVESTMENT(A)
                ------  ------  ---------  ------------  -------------
GE Money
  Market         0.52%   1.01%    1.10%      03/17/08        10,110
90 Day T-Bill    0.37%   0.79%    0.79%                      10,079



                                                            (PERFORMANCE LEGEND)

--------------------------------------------------------------------------------

  INVESTMENT PROFILE

  A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar-denominated money market instruments.

GE Money Market Fund


LIPPER PERFORMANCE COMPARISON
Money Market Peer Group

Based on average annual total returns for the periods ended 9/30/08

                        ONE     FIVE      TEN
                       YEAR     YEAR     YEAR
                      ------   ------   ------
Number of Funds
in peer group:          335      293      196

----------------------------------------------

Peer group average
annual total return:   2.78%    2.68%    2.98%
----------------------------------------------


Lipper categories in peer group: Money Market


FUND YIELD
AT SEPTEMBER 30, 2008

--------------------------------------------------------------------------------

                            Fund
                   ---------------------
                   Retail  Institutional
                    Class      Class      IBC Money Fund*
                   ------  -------------  ---------------
7-day current       2.10%(+)    2.09%           1.62%
7-day effective     2.12%       2.11%           1.63%


CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the GE Money Market Fund at September 30, 2008.

* IBC's Money Fund report provides average yield of all major money market funds.


AN INVESTMENT IN THE GE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

See Notes to Performance beginning on page 1 for further information, including an explanation of Lipper peer categories.
Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GE MONEY MARKET FUND                                          September 30, 2008

SCHEDULE OF INVESTMENTS

GE MONEY MARKET FUND

Portfolio Composition as a % of Market Value of $890,608
(in thousands) as of September 30, 2008

                                  (LINE GRAPH)


                                                 PRINCIPAL        AMORTIZED
                                                    AMOUNT             COST
SHORT-TERM INVESTMENTS -- 100.5%

----------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 32.1%
Federal Home Loan Bank
  2.03%.................         04/23/09    $26,700,000      $ 26,700,000    (d)
  2.52%.................         04/21/09     16,290,000        16,288,371    (d)
FHLB Disc Corp
  2.36%.................         10/15/08     18,550,000        18,532,975    (d)
  2.57%.................         10/02/08     25,980,000        25,978,153    (d)
  2.66%.................         10/20/08     10,765,000        10,750,001    (d)
FNMA Discount
  2.13%.................         10/22/08     10,000,000         9,987,721    (d)
  2.31%.................         11/05/08     16,810,000        16,772,656    (d)
  2.51%.................         10/23/08     17,000,000        16,974,028    (d)
  2.51%.................         10/08/08     21,130,000        21,119,728    (d)
Freddie Discount
  2.11%.................         11/03/08     20,000,000        19,961,752    (d)
  2.58%.................         11/13/08     29,110,000        29,020,640    (d)
  2.75%.................         02/02/09     31,400,000        31,106,898    (d)
Freddie Mac
  2.06%.................         03/24/09     41,070,000        41,070,000
                                                               284,262,923

COMMERCIAL PAPER -- 12.0%
Citigroup Funding Inc
  4.50%.................         10/01/08     30,070,000        30,070,000
HSBC USA Inc
  2.71%.................         11/21/08     19,510,000        19,435,098
IBM Capital Inc.
  2.55%.................         10/16/08     31,180,000        31,146,871
ING US Funding LLC
  2.72%.................         11/24/08     25,510,000        25,406,111
                                                               106,058,080

REPURCHASE AGREEMENTS -- 15.9%
Barclays Bank Gov Agcy
  Repo 2.00% dated
  09/30/08, to be
  repurchased at
  $45,402,522 on
  10/01/08
  collateralized by
  $46,308,088 U.S.
  Government Agency
  Bonds, 6.88% and
  5.25%, maturing
  09/15/10 and
  09/15/16..............         10/01/08     45,400,000        45,400,000
Deutsche Bank Gov Agcy
  Repo 2.00%
  dated 09/30/08, to be
  repurchased at
  $34,001,889 on
  10/01/08
  collateralized by
  $34,680,535 U.S.
  Government Agency
  Bonds, 0.00% maturing
  11/03/08..............         10/01/08     34,000,000        34,000,000
HSBC Gov Agcy Repo 1.75%
  dated 09/30/08, to be
  repurchased at
  $61,802,736 on
  10/01/08
  collateralized by
  $63,038,790 U.S.
  Government Agency
  Bonds, 3.38% , 6.00%
  and 6.25%, maturing
  02/24/11, 05/15/11 and
  05/15/29..............         10/01/08     61,800,000        61,800,000
                                                               141,200,000

CORPORATE NOTES -- 2.9%
Toyota Motor Credit Corp
  2.51%.................         09/15/09     25,620,000        25,620,000    (i)

CERTIFICATES OF DEPOSIT -- 32.3%
Bank of America NA
  2.71%.................         12/12/08     28,710,000        28,710,000
Bank of Nova Scotia,
  Houston
  3.75%.................         10/06/08     23,890,000        23,890,000
Barclays Bank PLC NY
  2.70%.................         11/10/08     20,000,000        20,000,000
BNP Paribas NY
  2.50%.................         10/03/08     29,350,000        29,350,000
Calyon NY
  2.79%.................         10/10/08     21,220,000        21,220,000
Canadian Imperial Bank
  of Commerce
  3.20%.................         10/22/08      8,470,000         8,470,000    (i)
Chase USA Bank
  2.67%.................         10/30/08     26,840,000        26,840,000
Lloyds TSB Bank PLC NY           10/08/08
  2.62%.................        -11/06/08     33,570,000        33,570,000
Rabobank Nederland NV NY
  2.37%.................         10/16/08     19,430,000        19,430,000
Royal Bank of Canada NY
  2.71%.................         10/07/08     25,970,000        25,970,000
Toronto Dominion Bank NY
  2.80%.................         10/17/08     14,420,000        14,403,795
Wells Fargo Bank NA
  3.17%.................         10/09/08     23,680,000        23,680,000
Westpac Banking Corp NY
  2.72%.................         10/21/08     11,200,000        11,203,730
                                                               286,737,525


See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

GE MONEY MARKET FUND                                         September 30, 2008)

SCHEDULE OF INVESTMENTS


                                                 PRINCIPAL        AMORTIZED
                                                    AMOUNT             COST

TIME DEPOSIT -- 5.3%
Abbey National NA LLC
  2.00%.................         10/01/08     30,070,000      $ 30,070,000
Calyon Grand Cayman
  5.00%.................         10/01/08     14,050,000        14,050,000
State Street Corp.
  1.40%.................         10/01/08      2,609,499         2,609,499    (e)
                                                                46,729,499
TOTAL SHORT TERM
  INVESTMENTS
  (COST $890,608,027)...                                       890,608,027

LIABILITIES IN EXCESS OF
  OTHER ASSETS,
  NET -- (0.5)%.........                                        (4,185,206)
                                                              ------------

NET ASSETS -- 100.0%....                                      $886,422,821
                                                              ============





See Notes to Schedules of Investments on page 116 and Notes to Financial Statements on page 140.

                                                  September 30, 2008 (unaudited)

Notes to Schedule of Investments

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, these securities amounted to $1,766,078; $1,543,047; $2,653,120; and $9,588,408; or 1.23%, 1.34%,
       2.57% and 7.34% of net assets for the GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At September 30, 2008, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2008.

(j)    All or a portion of the security is out on loan.

(k) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund.

(l) Escrowed to maturity. Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and used to pay principal and interest on such bonds.

(m) Pre refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds at the earliest refunding date.

(n) The security is insured by AMBAC, FSA, MBIA and FGIC. The GE Tax-Exempt Fund had insurance concentrations of 5% or greater as of September 30, 2008 (as a percentage of net assets) as follows:

FSA                        11.89%
AMBAC                      10.53%
FGIC                        7.17%


(o) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(p) GEAM, the investment adviser of the Fund, also serves as investment adviser of the GE Money Market Fund.

(q) Illiquid securities. At September 30, 2008, these securities amounted to $306,121; 1,800,000 and $24,962; or 0.21%, 1.74% and 0.02% of net assets for the GE Strategic Investment Fund, GE Short-Term Government Securities Fund and the GE Fixed Income Fund respectively. These securities have been determined to be illiquid using procedures established by the Board of Trustees.

(r) Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based

(s)    Fair Valued Security.

     * Less than 0.1%.

The maturity date disclosed for fixed income securities represents the earlier of the first call date, the next interest reset date or the ultimate maturity date.

Abbreviations:

ADR      American Depository Receipt
AMBAC    AMBAC Indemnity Corporation
FGIC     Financial Guaranty Insurance
         Corporation
FSA      Financial Security Assurance
GDR      Global Depository Receipt
MBIA     Municipal Bond Investors Assurance
         Corporation
REGD.    Registered
REIT     Real Estate Investment Trust
REMIC    Real Estate Mortgage Investment
         Conduit
SPDR     Standard & Poor's Depository Receipts
STRIPS   Separate Trading of Registered
         Interest and Principal of Security
NVDR     Non-Voting Depository Receipt
NY       New York

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE U.S. EQUITY FUND

--------------------------------------------------------------------------------

                                                               CLASS A                                     CLASS B
                                         9/30/08    9/30/07    9/30/06    9/30/05    9/30/04      9/30/08   9/30/07   9/30/06
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            1/5/93                                                 12/22/93
Net asset value, beginning of
  period.............................     $31.03     $30.00     $28.69     $26.41     $24.19      $29.49     $28.62    $27.36
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........       0.22       0.34       0.29       0.36       0.20        0.02       0.12      0.06
  Net realized and unrealized gains
     (losses) on investments.........      (5.27)      4.27       2.76       2.11       2.19       (5.00)      4.06      2.64

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      (5.05)      4.61       3.05       2.47       2.39       (4.98)      4.18      2.70
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       0.25       0.42       0.46       0.19       0.17        0.00(c)    0.15      0.16
  Net realized gains.................       2.99       3.16       1.28         --         --        2.99       3.16      1.28
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................       3.24       3.58       1.74       0.19       0.17        2.99       3.31      1.44
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......     $22.74     $31.03     $30.00     $28.69     $26.41      $21.52     $29.49    $28.62
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................    (17.86%)    16.59%     11.13%      9.40%      9.87%     (18.48%)    15.72%    10.28%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $236,786   $316,324   $298,764   $339,327   $337,920      $2,222     $4,910    $6,738
  Ratios to average net assets:
     Net investment income...........      0.85%      1.15%      1.00%      1.28%      0.77%       0.09%      0.43%     0.23%
     Net expenses....................      0.79%(e)   0.76%      0.80%      0.78%      0.78%       1.54%(e)   1.51%     1.55%
     Gross expenses..................      0.79%      0.76%      0.80%      0.78%      0.78%       1.54%      1.51%     1.55%
  Portfolio turnover rate............        55%        53%        46%        36%        29%         55%        53%       46%
-----------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
                                        9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................    $25.20    $23.11
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.16      0.00(c)
  Net realized and unrealized gains
     (losses) on investments.........      2.00      2.09

---------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................      2.16      2.09
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............        --        --
  Net realized gains.................        --        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS..................        --        --
---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $27.36    $25.20
---------------------------------------------------------

TOTAL RETURN (A).....................     8.57%     9.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $12,406   $19,373
  Ratios to average net assets:
     Net investment income...........     0.58%     0.02%
     Net expenses....................     1.53%     1.53%
     Gross expenses..................     1.53%     1.53%
  Portfolio turnover rate............       36%       29%
---------------------------------------------------------



                                                 CLASS C (LEVEL LOAD)                CLASS R              CLASS Y
                                     9/30/08  9/30/07  9/30/06  9/30/05  9/30/04      9/30/08   9/30/08   9/30/07   9/30/06
---------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       9/30/99                                          1/29/08  11/29/93
Net asset value, beginning of
  period...........................   $29.00   $28.24   $27.07   $24.93   $22.93     $25.12      $30.93    $29.92    $28.62
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)........     0.02     0.12     0.07     0.15    (0.00)(c)   0.11        0.29      0.41      0.37
  Net realized and unrealized gains
     (losses) on investments.......    (4.90)    4.00     2.60     1.99     2.07      (2.52)      (5.25)     4.26      2.75

---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.......................    (4.88)    4.12     2.67     2.14     2.07      (2.41)      (4.96)     4.67      3.12
---------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............     0.03     0.20     0.22       --     0.07       0.00(c)     0.33      0.50      0.54
  Net realized gains...............     2.99     3.16     1.28       --       --       0.00(c)     2.99      3.16      1.28
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS................     3.02     3.36     1.50       --     0.07       0.00        3.32      3.66      1.82
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....   $21.10   $29.00   $28.24   $27.07   $24.93     $22.71      $22.65    $30.93    $29.92
---------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...................  (18.47%)  15.71%   10.29%    8.58%    9.05%     (9.59%)    (17.65%)   16.87%    11.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................   $4,658   $6,892   $7,649   $9,306  $12,355         $9    $113,123  $136,756  $115,005
  Ratios to average net assets:
     Net investment income*........    0.10%    0.42%    0.25%    0.57%    0.01%      0.65%       1.10%     1.39%     1.27%
     Net expenses*.................    1.54%(e) 1.51%    1.55%    1.53%    1.53%      1.04%(e)    0.54%(e)  0.51%     0.54%
     Gross expenses*...............    1.54%    1.51%    1.55%    1.53%    1.53%      1.04%       0.54%     0.51%     0.54%
  Portfolio turnover rate..........      55%      53%      46%      36%      29%        55%(d)      55%       53%       46%
---------------------------------------------------------------------------------------------------------------------------
                                           CLASS Y
                                      9/30/05   9/30/04
-------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period...........................    $26.35    $24.14
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)........      0.44      0.27
  Net realized and unrealized gains
     (losses) on investments.......      2.10      2.17

-------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.......................      2.54      2.44
-------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............      0.27      0.23
  Net realized gains...............        --        --
-------------------------------------------------------
TOTAL DISTRIBUTIONS................      0.27      0.23
-------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....    $28.62    $26.35
-------------------------------------------------------

TOTAL RETURN (A)...................     9.68%    10.13%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................  $306,532  $346,807
  Ratios to average net assets:
     Net investment income*........     1.56%     1.02%
     Net expenses*.................     0.53%     0.53%
     Gross expenses*...............     0.53%     0.53%
  Portfolio turnover rate..........       36%       29%
-------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE CORE VALUE EQUITY FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/8/93                                            9/8/93
Net asset value, beginning of period....   $12.82    $11.93    $11.65    $10.94     $9.81    $12.21    $11.38    $11.15    $10.47
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.08      0.12      0.09      0.11      0.07     (0.00)(c)  0.04     (0.00)(c)  0.03
  Net realized and unrealized gains
     (losses) on investments ...........    (1.80)     1.91      1.17      1.04      1.13     (1.69)     1.81      1.11      1.00

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (1.72)     2.03      1.26      1.15      1.20     (1.69)     1.85      1.11      1.03
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.08      0.14      0.10      0.09      0.07      0.00      0.02        --        --
  Net realized gains....................     2.16      1.00      0.88      0.35        --      2.16      1.00      0.88      0.35
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     2.24      1.14      0.98      0.44      0.07      2.16      1.02      0.88      0.35
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $8.86    $12.82    $11.93    $11.65    $10.94     $8.36    $12.21    $11.38    $11.15
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................  (15.86%)   18.00%    11.58%    10.73%    12.32%   (16.42%)   17.14%    10.66%     9.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $42,078   $56,907   $58,024   $47,633   $48,065    $1,509    $2,967    $4,201    $6,342
  Ratios to average net assets:
     Net investment income (loss).......    0.76%     1.02%     0.80%     1.00%     0.61%    (0.01%)    0.33%     0.04%     0.29%
     Net expenses.......................    1.17%(e)  1.20%     1.20%     1.20%     1.20%     1.92%(e)  1.95%     1.95%     1.95%
     Gross expenses.....................    1.35%     1.20%     1.19%     1.21%     1.31%     2.10%     1.95%     1.95%     1.96%
  Portfolio turnover rate...............      67%       59%       52%       35%       32%       67%       59%       52%       35%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....    $9.39
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.01)
  Net realized and unrealized gains
     (losses) on investments ...........     1.09

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.08
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $10.47
-------------------------------------------------

TOTAL RETURN (A)........................   11.50%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $9,734
  Ratios to average net assets:
     Net investment income (loss).......   (0.13%)
     Net expenses.......................    1.95%
     Gross expenses.....................    2.05%
  Portfolio turnover rate...............      32%
-------------------------------------------------



                                                    CLASS C (LEVEL LOAD)             CLASS R                CLASS Y
                                        9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08  9/30/08  9/30/07  9/30/06  9/30/05
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                          9/30/99                                      1/29/08   1/5/98
Net asset value, beginning of period..   $12.12   $11.32   $11.10   $10.43    $9.37    $9.66   $13.91   $12.71   $12.31   $11.54
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)....    (0.00)(c) 0.03    (0.00)(c) 0.03    (0.01)    0.04     0.13     0.17     0.14     0.15
  Net realized and unrealized gains
     (losses) on investments..........    (1.68)    1.81     1.11     0.99     1.08    (0.85)   (1.98)    2.15     1.27     1.10

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................    (1.68)    1.84     1.11     1.02     1.07    (0.81)   (1.85)    2.32     1.41     1.25
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.00(c)  0.04     0.01       --     0.01     0.00     0.11     0.12     0.13     0.13
  Net realized gains..................     2.16     1.00     0.88     0.35       --     0.00     2.16     1.00     0.88     0.35
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................     2.16     1.04     0.89     0.35     0.01     0.00     2.27     1.12     1.01     0.48
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........    $8.28   $12.12   $11.32   $11.10   $10.43    $8.85    $9.79   $13.91   $12.71   $12.31
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......................  (16.45%)  17.18%   10.72%    9.85%   11.43%   (8.39%) (15.56%)  19.25%   12.26%   10.91%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $1,098   $1,535   $1,625   $1,695   $1,690       $9       $9      $--      $--      $56
  Ratios to average net assets:
     Net investment income (loss)*....    0.00%    0.29%    0.05%    0.24%   (0.14%)   0.59%    1.13%    1.28%    1.11%    1.26%
     Net expenses*....................    1.92%(e) 1.95%    1.95%    1.95%    1.95%    1.42%(e) 0.92%(e) 0.95%    0.95%    0.95%
     Gross expenses*..................    2.10%    1.95%    1.94%    1.96%    2.05%    1.60%    1.10%    0.95%    0.95%    0.96%
  Portfolio turnover rate.............      67%      59%      52%      35%      32%      67%(d)   67%      59%      52%      35%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                                        9/30/04
-----------------------------------------------
INCEPTION DATE
Net asset value, beginning of period..   $10.37
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)....     0.10
  Net realized and unrealized gains
     (losses) on investments..........     1.17

-----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................     1.27
-----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.10
  Net realized gains..................       --
-----------------------------------------------
TOTAL DISTRIBUTIONS...................     0.10
-----------------------------------------------

NET ASSET VALUE, END OF PERIOD........   $11.54
-----------------------------------------------

TOTAL RETURN (A)......................   12.29%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................      $42
  Ratios to average net assets:
     Net investment income (loss)*....    0.93%
     Net expenses*....................    0.95%
     Gross expenses*..................    0.99%
  Portfolio turnover rate.............      32%
-----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SMALL-CAP EQUITY FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/30/98                                           9/30/98
Net asset value, beginning of period....   $16.13    $16.16    $15.70    $14.87    $12.67    $14.82    $15.11    $14.81    $14.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.00)(c) (0.01)    (0.02)     0.04     (0.06)    (0.08)    (0.12)    (0.14)    (0.06)
  Net realized and unrealized gains
     (losses) on investments............    (2.43)     2.24      1.03      2.89      2.26     (2.19)     2.09      0.97      2.75

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (2.43)     2.23      1.01      2.93      2.20     (2.27)     1.97      0.83      2.69
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.00(c)     --      0.02        --        --      0.00(c)     --        --        --
  Net realized gains....................     2.97      2.26      0.53      2.10        --      2.97      2.26      0.53      2.10
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     2.97      2.26      0.55      2.10        --      2.97      2.26      0.53      2.10
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $10.73    $16.13    $16.16    $15.70    $14.87     $9.58    $14.82    $15.11    $14.81
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................  (17.68%)   14.87%     6.60%    20.87%    17.36%   (18.26%)   14.10%     5.77%    20.04%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $42,271   $58,523   $59,397   $56,235   $48,852    $2,957    $7,716   $10,583   $11,567
  Ratios to average net assets:
     Net investment income (loss).......    0.03%    (0.03%)   (0.13%)    0.26%    (0.38%)   (0.69%)   (0.78%)   (0.88%)   (0.46%)
     Net expenses.......................    1.37%(e)  1.24%     1.21%     1.21%     1.24%     2.12%(e)  1.98%     1.96%     1.95%
     Gross expenses.....................    1.38%     1.24%     1.21%     1.21%     1.25%     2.13%     1.98%     1.96%     1.96%
  Portfolio turnover rate...............      60%       37%       38%       34%       93%       60%       37%       38%       34%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $12.22
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.16)
  Net realized and unrealized gains
     (losses) on investments............     2.16

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     2.00
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $14.22
-------------------------------------------------

TOTAL RETURN (A)........................   16.37%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $11,885
  Ratios to average net assets:
     Net investment income (loss).......   (1.15%)
     Net expenses.......................    1.99%
     Gross expenses.....................    2.00%
  Portfolio turnover rate...............      93%
-------------------------------------------------



                                                   CLASS C (LEVEL LOAD)             CLASS R                CLASS Y
                                       9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08  9/30/08  9/30/07  9/30/06  9/30/05
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         9/30/99                                      1/29/08  9/30/98
Net asset value, beginning of
  period.............................   $14.76   $15.07   $14.77   $14.19   $12.19   $11.58   $16.50   $16.44   $15.99   $15.07
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...    (0.08)   (0.12)   (0.13)   (0.06)   (0.16)   (0.03)    0.04     0.04     0.02     0.08
  Net realized and unrealized gains
     (losses) on investments.........    (2.18)    2.07     0.96     2.74     2.16    (0.83)   (2.51)    2.28     1.04     2.94

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................    (2.26)    1.95     0.83     2.68     2.00    (0.86)   (2.47)    2.32     1.06     3.02
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.00(c)    --       --       --       --     0.00(c)  0.00(c)    --     0.08       --
  Net realized gains.................     2.97     2.26     0.53     2.10       --     0.00     2.97     2.26     0.53     2.10
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................     2.97     2.26     0.53     2.10       --     0.00     2.97     2.26     0.61     2.10
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $9.53   $14.76   $15.07   $14.77   $14.19   $10.72   $11.06   $16.50   $16.44   $15.99
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................  (18.28%)  13.99%    5.79%   20.02%   16.41%   (7.43%) (17.50%)  15.20%    6.85%   21.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $4,797   $7,428   $7,668   $8,391   $9,615       $9   $3,694   $8,053  $11,990  $24,385
  Ratios to average net assets:
     Net investment income (loss)*...   (0.72%)  (0.78%)  (0.88%)  (0.44%)  (1.12%)  (0.34%)   0.36%    0.23%    0.10%    0.54%
     Net expenses*...................    2.12%(e) 1.99%    1.96%    1.95%    1.99%    1.62%(e) 1.12%(e) 0.99%    0.95%    0.96%
     Gross expenses*.................    2.14%    1.99%    1.96%    1.96%    2.00%    1.63%    1.12%    0.99%    0.95%    0.96%
  Portfolio turnover rate............      60%      37%      38%      34%      93%      60%(d)   60%      37%      38%      34%
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS Y
                                       9/30/04
----------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $12.81
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (b)...    (0.02)
  Net realized and unrealized gains
     (losses) on investments.........     2.28

----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     2.26
----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       --
  Net realized gains.................       --
----------------------------------------------
TOTAL DISTRIBUTIONS..................       --
----------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $15.07
----------------------------------------------

TOTAL RETURN (A).....................   17.64%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $23,144
  Ratios to average net assets:
     Net investment income (loss)*...   (0.12%)
     Net expenses*...................    0.99%
     Gross expenses*.................    1.00%
  Portfolio turnover rate............      93%
----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GLOBAL EQUITY FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                       CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04    9/30/08   9/30/07   9/30/06   9/30/05
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             1/5/93                                           12/22/93
Net asset value, beginning of period....   $32.08    $24.66    $21.05    $18.13    $16.07     $29.48    $22.71    $19.41    $16.76
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.28      0.18      0.10      0.19      0.04       0.06     (0.03)    (0.07)     0.04
  Net realized and unrealized gains
     (losses) on investments ...........    (7.54)     7.38      3.64      2.83      2.05      (6.85)     6.80      3.37      2.61

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (7.26)     7.56      3.74      3.02      2.09      (6.79)     6.77      3.30      2.65
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.12      0.14      0.13      0.10      0.03       0.00(c)     --        --        --
  Net realized gains....................     3.44        --        --        --        --       3.44        --        --        --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     3.56      0.14      0.13      0.10      0.03       3.44        --        --        --
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $21.26    $32.08    $24.66    $21.05    $18.13     $19.25    $29.48    $22.71    $19.41
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................  (25.19%)   30.78%    17.85%    16.67%    13.03%    (25.79%)   29.81%    17.00%    15.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $36,560   $50,051   $37,653   $32,038   $30,324       $222      $457      $542      $826
  Ratios to average net assets:
     Net investment income (loss).......    1.04%     0.64%     0.43%     0.95%     0.22%      0.24%    (0.12%)   (0.33%)    0.21%
     Net expenses.......................    1.41%(e)  1.36%     1.46%     1.49%     1.65%      2.16%(e)  2.10%     2.21%     2.24%
     Gross expenses.....................    1.41%     1.36%     1.46%     1.50%     1.67%      2.16%     2.10%     2.21%     2.25%
  Portfolio turnover rate...............      57%       66%       57%       61%       28%        57%       66%       57%       61%
----------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $14.94
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.09)
  Net realized and unrealized gains
     (losses) on investments ...........     1.91

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.82
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................       --
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................       --
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $16.76
-------------------------------------------------

TOTAL RETURN (A)........................   12.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $1,047
  Ratios to average net assets:
     Net investment income (loss).......   (0.51%)
     Net expenses.......................    2.40%
     Gross expenses.....................    2.42%
  Portfolio turnover rate...............      28%
-------------------------------------------------



                                                   CLASS C (LEVEL LOAD)                CLASS R              CLASS Y
                                     9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08    9/30/08   9/30/07   9/30/06
-----------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                       9/30/99                                           1/29/08   11/29/03
Net asset value, beginning of
  period..........................    $29.66    $22.85    $19.54    $16.88    $15.04    $25.98     $32.23    $24.77    $21.14
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)..........................      0.10     (0.00)(c) (0.06)     0.04     (0.09)     0.28       0.35      0.26      0.16
  Net realized and unrealized
     gains (losses) on
     investments..................     (6.93)     6.81      3.37      2.62      1.93     (5.05)     (7.59)     7.40      3.66

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........     (6.83)     6.81      3.31      2.66      1.84     (4.77)     (7.24)     7.66      3.82
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........      0.01        --        --        --        --      0.00(c)    0.20      0.20      0.19
  Net realized gains..............      3.44        --        --        --        --      0.00(c)    3.44        --        --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...............      3.45        --        --        --        --      0.00       3.64      0.20      0.19
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....    $19.38    $29.66    $22.85    $19.54    $16.88    $21.21     $21.35    $32.23    $24.77
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)..................   (25.78%)   29.80%    16.94%    15.76%    12.23%   (18.36%)   (25.07%)   31.11%    18.14%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................      $489      $467      $318      $272      $423        $8    $18,339   $25,544   $20,643
  Ratios to average net assets:
     Net investment income
       (loss)*....................     0.39%    (0.01%)   (0.30%)    0.20%    (0.51%)    1.65%      1.28%     0.91%     0.69%
     Net expenses*................     2.16%(e)  2.10%     2.21%     2.24%     2.40%     1.66%(e)   1.16%(e)  1.10%     1.21%
     Gross expenses*..............     2.16%     2.10%     2.21%     2.25%     2.42%     1.66%      1.16%     1.10%     1.21%
  Portfolio turnover rate.........       57%       66%       57%       61%       28%       57%(d)     57%       66%       57%
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS Y
                                     9/30/05   9/30/04
------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period..........................    $18.21    $16.14
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)..........................      0.24      0.09
  Net realized and unrealized
     gains (losses) on
     investments..................      2.84      2.05

------------------------------------------------------
TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS...........      3.08      2.14
------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...........      0.15      0.07
  Net realized gains..............        --        --
------------------------------------------------------
TOTAL DISTRIBUTIONS...............      0.15      0.07
------------------------------------------------------

NET ASSET VALUE, END OF PERIOD....    $21.14    $18.21
------------------------------------------------------

TOTAL RETURN (A)..................    16.98%    13.31%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)...................   $18,183   $16,596
  Ratios to average net assets:
     Net investment income
       (loss)*....................     1.19%     0.49%
     Net expenses*................     1.24%     1.40%
     Gross expenses*..............     1.25%     1.42%
  Portfolio turnover rate.........       61%       28%
------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             3/2/94                                            3/2/94
Net asset value, beginning of period....   $25.05    $18.79    $15.87    $12.73    $10.58    $23.29    $17.48    $14.79    $11.89
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......     0.43      0.23      0.16      0.14      0.09      0.19      0.04      0.02      0.02
  Net realized and unrealized gains
     (losses) on investments............    (6.59)     6.21      2.90      3.07      2.11     (6.03)     5.82      2.70      2.88

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................    (6.16)     6.44      3.06      3.21      2.20     (5.84)     5.86      2.72      2.90
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.23      0.16      0.14      0.07      0.05      0.02      0.03      0.03        --
  Net realized gains....................     2.46      0.02        --        --        --      2.46      0.02        --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     2.69      0.18      0.14      0.07      0.05      2.48      0.05      0.03        --
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $16.20    $25.05    $18.79    $15.87    $12.73    $14.97    $23.29    $17.48    $14.79
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................  (27.35%)   34.50%    19.38%    25.32%    20.88%   (27.86%)   33.54%    18.41%    24.39%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $48,250   $56,956   $40,564   $28,881   $23,144      $651    $1,449    $1,473    $1,249
  Ratios to average net assets:
     Net investment income (loss).......    2.02%     1.06%     0.90%     0.97%     0.69%     0.95%     0.22%     0.13%     0.12%
     Net expenses.......................    1.37%(e)  1.45%     1.58%     1.42%     1.58%     2.12%(e)  2.20%     2.32%     2.18%
     Gross expenses.....................    1.51%     1.45%     1.58%     1.43%     1.58%     2.25%     2.20%     2.32%     2.18%
  Portfolio turnover rate...............      39%       38%       39%       66%       31%       39%       38%       39%       66%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....    $9.92
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)......    (0.00)(c)
  Net realized and unrealized gains
     (losses) on investments............     1.98

-------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS............................     1.98
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.01
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.01
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.89
-------------------------------------------------

TOTAL RETURN (A)........................   19.97%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $1,286
  Ratios to average net assets:
     Net investment income (loss).......   (0.02%)
     Net expenses.......................    2.33%
     Gross expenses.....................    2.33%
  Portfolio turnover rate...............      31%
-------------------------------------------------



                                                    CLASS C (LEVEL LOAD)                  CLASS R              CLASS Y
                                      9/30/08   9/30/07   9/30/06   9/30/05   9/30/04      9/30/08   9/30/08   9/30/07   9/30/06
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                        9/30/99                                              1/29/08    3/2/94
Net asset value, beginning of
  period...........................    $23.44    $17.58    $14.85    $11.94     $9.95      $20.63     $25.33    $18.99    $16.01
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)...........................      0.22      0.05      0.02      0.03     (0.01)       0.38       0.46      0.28      0.09
  Net realized and unrealized gains
     (losses) on investments.......     (6.09)     5.84      2.72      2.88      2.01       (4.84)     (6.64)     6.29      3.06

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.......................     (5.87)     5.89      2.74      2.91      2.00       (4.46)     (6.18)     6.57      3.15
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............      0.07      0.01      0.01        --      0.01        0.00(c)    0.29      0.21      0.17
  Net realized gains...............      2.46      0.02        --        --        --        0.00(c)    2.46      0.02        --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS................      2.53      0.03      0.01        --      0.01        0.00       2.75      0.23      0.17
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....    $15.04    $23.44    $17.58    $14.85    $11.94      $16.17     $16.40    $25.33    $18.99
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)...................   (27.86%)   33.53%    18.48%    24.37%    20.07%     (21.62%)   (27.19%)   34.85%    19.83%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................    $1,462    $1,259    $1,031    $1,196    $1,081          $8     $8,872   $10,354    $7,679
  Ratios to average net assets:
     Net investment income
       (loss)*.....................     1.10%     0.25%     0.12%     0.19%    (0.09%)      2.79%      2.13%     1.29%     0.51%
     Net expenses*.................     2.12%(e)  2.20%     2.31%     2.17%     2.32%       1.62%(e)   1.12%(e)  1.20%     1.17%
     Gross expenses*...............     2.27%     2.20%     2.31%     2.18%     2.33%       1.77%      1.26%     1.20%     1.17%
  Portfolio turnover rate..........       39%       38%       39%       66%       31%         39%(d)     39%       38%       39%
--------------------------------------------------------------------------------------------------------------------------------
                                           CLASS Y
                                      9/30/05   9/30/04
-------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period...........................    $12.85    $10.68
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)
     (b)...........................      0.18      0.12
  Net realized and unrealized gains
     (losses) on investments.......      3.09      2.14

-------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.......................      3.27      2.26
-------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income............      0.11      0.09
  Net realized gains...............        --        --
-------------------------------------------------------
TOTAL DISTRIBUTIONS................      0.11      0.09
-------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.....    $16.01    $12.85
-------------------------------------------------------

TOTAL RETURN (A)...................    25.58%    21.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)....................   $69,794   $46,942
  Ratios to average net assets:
     Net investment income
       (loss)*.....................     1.26%     0.95%
     Net expenses*.................     1.17%     1.33%
     Gross expenses*...............     1.17%     1.33%
  Portfolio turnover rate..........       66%       31%
-------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/08    9/30/07    9/30/06    9/30/05    9/30/04    9/30/08   9/30/07   9/30/06
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         12/31/96                                               12/31/96
Net asset value, beginning of
  period.............................    $27.15     $27.64     $26.96     $24.71     $23.26     $24.71    $25.67    $25.27
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............      0.01      (0.02)      0.03       0.11      (0.01)     (0.15)    (0.20)    (0.16)
  Net realized and unrealized gains
     (losses) on investments.........     (3.76)      3.64       1.23       2.19       1.46      (3.38)     3.35      1.14

--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     (3.75)      3.62       1.26       2.30       1.45      (3.53)     3.15      0.98
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.00(c)      --         --       0.05         --       0.00(c)     --        --
  Net realized gains.................      2.56       4.11       0.58         --         --       2.56      4.11      0.58
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................      2.56       4.11       0.58       0.05         --       2.56      4.11      0.58
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $20.84     $27.15     $27.64     $26.96     $24.71     $18.62    $24.71    $25.67
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   (14.92%)    14.24%      4.69%      9.31%      6.23%    (15.55%)   13.40%     3.88%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $162,122   $215,568   $224,381   $358,382   $378,947     $6,115   $12,542   $16,432
  Ratios to average net assets:
     Net investment income (loss)....     0.06%     (0.07%)     0.12%      0.43%     (0.04%)    (0.71%)   (0.82%)   (0.64%)
     Net expenses....................     1.07%(e)   1.01%      1.02%      0.97%      1.00%      1.82%(e)  1.76%     1.77%
     Gross expenses..................     1.07%      1.01%      1.02%      0.97%      1.00%      1.82%     1.76%     1.77%
  Portfolio turnover rate............       30%        28%        25%        34%        21%        30%       28%       25%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/05   9/30/04
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $23.29    $22.09
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment loss (b)............    (0.07)    (0.19)
  Net realized and unrealized gains
     (losses) on investments.........     2.05      1.39

--------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     1.98      1.20
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............       --        --
  Net realized gains.................       --        --
--------------------------------------------------------
TOTAL DISTRIBUTIONS..................       --        --
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $25.27    $23.29
--------------------------------------------------------

TOTAL RETURN (A).....................    8.50%     5.43%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $27,629   $35,377
  Ratios to average net assets:
     Net investment income (loss)....   (0.29%)   (0.78%)
     Net expenses....................    1.72%     1.75%
     Gross expenses..................    1.72%     1.75%
  Portfolio turnover rate............      34%       21%
--------------------------------------------------------



                                                  CLASS C (LEVEL LOAD)             CLASS R                 CLASS Y
                                      9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08   9/30/08  9/30/07  9/30/06   9/30/05
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                        9/30/99                                      1/29/08  12/31/96
Net asset value, beginning of
  period............................   $24.72   $25.68   $25.28   $23.30   $22.10   $22.19    $27.57   $28.11   $27.40    $25.13
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)..    (0.15)   (0.20)   (0.16)   (0.08)   (0.19)   (0.02)     0.07     0.04     0.10      0.16
  Net realized and unrealized gains
     (losses) on investments........    (3.39)    3.35     1.14     2.06     1.39    (1.37)    (3.83)    3.70     1.25      2.26

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................    (3.54)    3.15     0.98     1.98     1.20    (1.39)    (3.76)    3.74     1.35      2.42
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............     0.00(c)    --       --       --       --     0.00(c)   0.00(c)  0.17     0.06      0.15
  Net realized gains................     2.56     4.11     0.58       --       --     0.00      2.56     4.11     0.58        --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.................     2.56     4.11     0.58       --       --     0.00      2.56     4.28     0.64      0.15
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD......   $18.62   $24.72   $25.68   $25.28   $23.30   $20.80    $21.25   $27.57   $28.11    $27.40
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)....................  (15.59%)  13.40%    3.88%    8.50%    5.43%   (6.26%)  (14.71%)  14.52%    4.94%     9.62%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................  $19,630  $31,467  $39,838  $63,433  $68,744       $9    $5,531  $16,826  $66,149  $209,902
  Ratios to average net assets:
     Net investment income (loss)*..   (0.70%)  (0.82%)  (0.63%)  (0.32%)  (0.79%)  (0.16%)    0.29%    0.17%    0.34%     0.58%
     Net expenses*..................    1.82%(e) 1.76%    1.78%    1.72%    1.75%    1.32%(e)  0.82%    0.75%(e) 0.76%     0.72%
     Gross expenses*................    1.82%    1.76%    1.78%    1.72%    1.75%    1.32%     0.82%    0.75%    0.76%     0.72%
  Portfolio turnover rate...........      30%      28%      25%      34%      21%      30%(d)    30%      28%      25%       34%
--------------------------------------------------------------------------------------------------------------------------------
                                       CLASS Y
                                       9/30/04
----------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period............................    $23.60
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss) (b)..      0.05
  Net realized and unrealized gains
     (losses) on investments........      1.48

----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................      1.53
----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............        --
  Net realized gains................        --
----------------------------------------------
TOTAL DISTRIBUTIONS.................        --
----------------------------------------------

NET ASSET VALUE, END OF PERIOD......    $25.13
----------------------------------------------

TOTAL RETURN (A)....................     6.48%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................  $139,864
  Ratios to average net assets:
     Net investment income (loss)*..     0.21%
     Net expenses*..................     0.75%
     Gross expenses*................     0.75%
  Portfolio turnover rate...........       21%
----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/08    9/30/07    9/30/06    9/30/05    9/30/04    9/30/08   9/30/07   9/30/06
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                           1/5/93                                               12/22/93
Net asset value, beginning of
  period.............................    $27.03     $25.10     $24.94     $23.67     $22.19     $26.02    $24.23    $24.13
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.40       0.46       0.44       0.43       0.30       0.21      0.26      0.25
  Net realized and unrealized gains
     (losses) on investments.........     (4.54)      4.01       1.91       1.67       1.45      (4.36)     3.87      1.84

--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     (4.14)      4.47       2.35       2.10       1.75      (4.15)     4.13      2.09
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.44       0.53       0.42       0.39       0.27       0.22      0.33      0.22
  Net realized gains.................      2.29       2.01       1.77       0.44         --       2.29      2.01      1.77
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................      2.73       2.54       2.19       0.83       0.27       2.51      2.34      1.99
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $20.16     $27.03     $25.10     $24.94     $23.67     $19.36    $26.02    $24.23
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   (16.87%)    19.03%     10.01%      8.90%      7.94%    (17.47%)   18.15%     9.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $116,282   $147,927   $133,003   $129,971   $128,471     $8,222   $13,980   $14,942
  Ratios to average net assets:
     Net investment income...........     1.68%      1.82%      1.81%      1.74%      1.28%      0.91%     1.07%     1.04%
     Net expenses....................     0.90%(e)   0.87%      0.89%      0.80%      0.81%      1.65%(e)  1.62%     1.64%
     Gross expenses..................     0.90%      0.87%      0.89%      0.81%      0.81%      1.66%     1.62%     1.64%
  Portfolio turnover rate............      156%       133%       118%       119%       135%       156%      133%      118%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/05   9/30/04
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $22.91    $21.50
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.24      0.12
  Net realized and unrealized gains
     (losses) on investments.........     1.61      1.42

--------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS.........................     1.85      1.54
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.19      0.13
  Net realized gains.................     0.44        --
--------------------------------------------------------
TOTAL DISTRIBUTIONS..................     0.63      0.13
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $24.13    $22.91
--------------------------------------------------------

TOTAL RETURN (A).....................    8.13%     7.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $17,746   $20,077
  Ratios to average net assets:
     Net investment income...........    0.99%     0.53%
     Net expenses....................    1.55%     1.56%
     Gross expenses..................    1.56%     1.56%
  Portfolio turnover rate............     119%      135%
--------------------------------------------------------



                                                  CLASS C (LEVEL LOAD)             CLASS R                CLASS Y
                                      9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08   9/30/08  9/30/07  9/30/06  9/30/05
-------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                        9/30/99                                      1/29/08  11/29/93
Net asset value, beginning of
  period............................   $25.36   $23.67   $23.62   $22.51   $21.18   $22.72    $27.31   $25.34   $25.01   $23.74
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).........     0.21     0.26     0.24     0.23     0.13     0.25      0.47     0.53     0.47     0.50
  Net realized and unrealized gains
     (losses) on investments........    (4.24)    3.77     1.80     1.58     1.39    (2.84)    (4.59)    4.04     2.11     1.66

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................    (4.03)    4.03     2.04     1.81     1.52    (2.59)    (4.12)    4.57     2.58     2.16
-------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............     0.28     0.33     0.22     0.26     0.19     0.00(c)   0.51     0.59     0.48     0.45
  Net realized gains................     2.29     2.01     1.77     0.44       --     0.00(c)   2.29     2.01     1.77     0.44
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.................     2.57     2.34     1.99     0.70     0.19     0.00      2.80     2.60     2.25     0.89
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD......   $18.76   $25.36   $23.67   $23.62   $22.51   $20.13    $20.39   $27.31   $25.34   $25.01
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)....................  (17.48%)  18.16%    9.18%    8.12%    7.14%  (11.40%)  (16.65%)  19.31%   11.03%    9.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................  $13,674  $14,462  $12,759  $15,975  $15,743       $9    $5,571   $5,670   $3,161  $94,317
  Ratios to average net assets:
     Net investment income*.........    0.93%    1.07%    1.04%    0.99%    0.57%    1.67%     1.96%    2.07%    1.82%    2.01%
     Net expenses*..................    1.65%(e) 1.62%    1.64%    1.55%    1.55%    1.15%(e)  0.65%(e) 0.62%    0.56%    0.55%
     Gross expenses*................    1.66%    1.62%    1.64%    1.56%    1.56%    1.15%     0.65%    0.62%    0.56%    0.56%
  Portfolio turnover rate...........     156%     133%     118%     119%     135%     156%(d)   156%     133%     118%     119%
-------------------------------------------------------------------------------------------------------------------------------
                                       CLASS Y
                                       9/30/04
----------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period............................    $22.24
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).........      0.36
  Net realized and unrealized gains
     (losses) on investments........      1.47

----------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS........................      1.83
----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.............      0.33
  Net realized gains................        --
----------------------------------------------
TOTAL DISTRIBUTIONS.................      0.33
----------------------------------------------

NET ASSET VALUE, END OF PERIOD......    $23.74
----------------------------------------------

TOTAL RETURN (A)....................     8.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).....................  $107,340
  Ratios to average net assets:
     Net investment income*.........     1.52%
     Net expenses*..................     0.56%
     Gross expenses*................     0.56%
  Portfolio turnover rate...........      135%
----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

                                                               CLASS A                                   CLASS B
                                         9/30/08    9/30/07    9/30/06    9/30/05    9/30/04   9/30/08   9/30/07   9/30/06
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                            9/8/93                                               4/22/87
Net asset value, beginning of period..     $8.60      $8.56      $8.69      $8.79      $8.90    $8.68     $8.63      $8.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........      0.31       0.34       0.32       0.28       0.25     0.25      0.28       0.26
  Net realized and unrealized gains
     (losses) on investments..........      0.26       0.04      (0.13)     (0.10)     (0.11)    0.25      0.05      (0.14)

--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................      0.57       0.38       0.19       0.18       0.14     0.50      0.33       0.12
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............      0.32       0.34       0.32       0.28       0.25     0.25      0.28       0.26
  Net realized gains..................      0.00(c)      --         --         --         --     0.00(c)     --         --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................      0.32       0.34       0.32       0.28       0.25     0.25      0.28       0.26
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........     $8.85      $8.60      $8.56      $8.69      $8.79    $8.93     $8.68      $8.63
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......................     6.63%      4.57%      2.27%      2.08%      1.60%    5.80%     3.91%      1.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................  $114,342   $119,640   $132,535   $154,259   $169,373     $590      $896     $1,468
  Ratios to average net assets:
     Net investment income............     3.57%      4.01%      3.76%      3.21%      2.80%    2.83%     3.24%      3.01%
     Net expenses.....................     0.92%(e)   0.89%      0.88%      0.86%      0.95%    1.67%(e)  1.64%      1.63%
     Gross expenses...................     0.94%      0.90%      0.88%      0.86%      0.96%    1.70%     1.65%      1.63%
  Portfolio turnover rate.............      279%       323%       275%       148%       217%     279%      323%       275%
--------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
                                        9/30/05   9/30/04
---------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period..    $8.86     $8.98
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........     0.21      0.18
  Net realized and unrealized gains
     (losses) on investments..........    (0.08)    (0.12)

---------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT
  OPERATIONS..........................     0.13      0.06
---------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.22      0.18
  Net realized gains..................       --        --
---------------------------------------------------------
TOTAL DISTRIBUTIONS...................     0.22      0.18
---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........    $8.77     $8.86
---------------------------------------------------------

TOTAL RETURN (A)......................    1.44%     0.74%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $2,327    $5,159
  Ratios to average net assets:
     Net investment income............    2.43%     2.04%
     Net expenses.....................    1.61%     1.70%
     Gross expenses...................    1.62%     1.71%
  Portfolio turnover rate.............     148%      217%
---------------------------------------------------------



                                          CLASS C (LEVEL LOAD)
                         9/30/08     9/30/07     9/30/06     9/30/05     9/30/04
--------------------------------------------------------------------------------
INCEPTION DATE           9/30/99
Net asset value,
  beginning of
  period............     $8.71       $8.66       $8.80       $8.89       $9.00
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
     income (b).....      0.25        0.28        0.26        0.22        0.18
  Net realized and
     unrealized
     gains (losses)
     on
     investments....      0.27        0.05       (0.14)      (0.09)      (0.11)

--------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........      0.52        0.33        0.12        0.13        0.07
--------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income.........      0.25        0.28        0.26        0.22        0.18
  Net realized
     gains..........      0.00(c)       --          --          --          --
--------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....      0.25        0.28        0.26        0.22        0.18
--------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........     $8.98       $8.71       $8.66       $8.80       $8.89
--------------------------------------------------------------------------------

TOTAL RETURN (A)....     6.02%       3.90%       1.41%       1.44%       0.85%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....      $409        $294        $418        $543        $777
  Ratios to average
     net assets:
     Net investment
       income.......     2.77%       3.24%       3.01%       2.40%       2.04%
     Net expenses...     1.67%(e)    1.64%       1.63%       1.61%       1.70%
     Gross
       expenses.....     1.68%       1.64%       1.63%       1.62%       1.71%
  Portfolio turnover
     rate...........      279%        323%        275%        148%        217%
--------------------------------------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE SHORT-TERM GOVERNMENT FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             3/2/94                                            3/2/94
Net asset value, beginning of period....   $11.29    $11.23    $11.31    $11.67    $12.04    $11.27    $11.22    $11.29    $11.65
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.40      0.49      0.48      0.48      0.36      0.34      0.42      0.41      0.41
  Net realized and unrealized gains
     (losses) on investments............     0.02      0.05     (0.09)    (0.36)    (0.25)     0.02      0.05     (0.08)    (0.36)

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.42      0.54      0.39      0.12      0.11      0.36      0.47      0.33      0.05
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.40      0.48      0.47      0.48      0.36      0.33      0.42      0.40      0.41
  Net realized gains....................     0.00(c)     --        --        --      0.09      0.00(c)     --        --        --
  Return of capital.....................                 --        --        --      0.03                  --        --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.40      0.48      0.47      0.48      0.48      0.33      0.42      0.40      0.41
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.31    $11.29    $11.23    $11.31    $11.67    $11.30    $11.27    $11.22    $11.29
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................    3.78%     4.95%     3.51%     1.08%     0.91%     3.25%     4.23%     2.98%     0.47%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $41,040   $38,705   $37,676   $43,909   $53,825    $1,750    $3,219    $4,543    $4,243
  Ratios to average net assets:
     Net investment income..............    3.54%     4.34%     4.27%     4.15%     3.02%     3.09%     3.75%     3.67%     3.55%
     Net expenses.......................    0.80%(e)  0.80%     0.79%     0.78%     0.75%     1.40%(e)  1.40%     1.39%     1.38%
     Gross expenses.....................    0.80%     0.80%     0.80%     0.86%     0.86%     1.41%     1.40%     1.40%     1.46%
  Portfolio turnover rate...............     263%      114%      222%       91%       89%      263%      114%      222%       91%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $12.02
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.29
  Net realized and unrealized gains
     (losses) on investments............    (0.25)

-------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.04
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.29
  Net realized gains....................     0.09
  Return of capital.....................     0.03
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.41
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $11.65
-------------------------------------------------

TOTAL RETURN (A)........................    0.30%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $5,044
  Ratios to average net assets:
     Net investment income..............    2.44%
     Net expenses.......................    1.35%
     Gross expenses.....................    1.46%
  Portfolio turnover rate...............      89%
-------------------------------------------------



                                                    CLASS C (LEVEL LOAD)             CLASS R                CLASS Y
                                        9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08  9/30/08  9/30/07  9/30/06  9/30/05
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                          9/30/99                                      1/29/08   3/2/94
Net asset value, beginning of period..   $11.27   $11.22   $11.29   $11.65   $12.02   $11.42   $11.25   $11.20   $11.27   $11.63
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........     0.32     0.40     0.39     0.39     0.26     0.23     0.43     0.51     0.49     0.52
  Net realized and unrealized gains
     (losses) on investments..........     0.03     0.05    (0.08)   (0.35)   (0.24)   (0.11)    0.03     0.05    (0.07)   (0.37)

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS..........................     0.35     0.45     0.31     0.04     0.02     0.12     0.46     0.56     0.42     0.15
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.32     0.40     0.38     0.40     0.27     0.23     0.43     0.51     0.49     0.51
  Net realized gains..................     0.00(c)    --       --       --     0.09     0.00(c)  0.00(c)    --       --       --
  Return of capital...................                --       --       --     0.03                         --       --       --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...................     0.32     0.40     0.38     0.40     0.39     0.23     0.43     0.51     0.49     0.51
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD........   $11.30   $11.27   $11.22   $11.29   $11.65   $11.31   $11.28   $11.25   $11.20   $11.27
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)......................    3.09%    4.08%    2.83%    0.32%    0.14%    1.07%    4.14%    5.12%    3.84%    1.32%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $3,311   $3,039   $4,007   $5,322   $7,591      $10  $57,131  $54,444  $50,153   $7,302
  Ratios to average net assets:
     Net investment income*...........    2.83%    3.60%    3.53%    3.38%    2.24%    3.07%    3.80%    4.59%    4.39%    4.41%
     Net expenses*....................    1.55%(e) 1.55%    1.55%    1.53%    1.50%    1.05%(e) 0.55%(e) 0.55%    0.54%    0.53%
     Gross expenses*..................    1.55%    1.55%    1.56%    1.61%    1.61%    1.05%    0.55%    0.55%    0.55%    0.61%
  Portfolio turnover rate.............     263%     114%     222%      91%      89%     263%(d)  263%     114%     222%      91%
--------------------------------------------------------------------------------------------------------------------------------
                                        CLASS Y
                                        9/30/04
-----------------------------------------------
INCEPTION DATE
Net asset value, beginning of period..   $12.00
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)...........     0.38
  Net realized and unrealized gains
     (losses) on investments..........    (0.23)

-----------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS..........................     0.15
-----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income...............     0.40
  Net realized gains..................     0.09
  Return of capital...................     0.03
-----------------------------------------------
TOTAL DISTRIBUTIONS...................     0.52
-----------------------------------------------

NET ASSET VALUE, END OF PERIOD........   $11.63
-----------------------------------------------

TOTAL RETURN (A)......................    1.26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).......................   $7,821
  Ratios to average net assets:
     Net investment income*...........    3.41%
     Net expenses*....................    0.50%
     Gross expenses*..................    0.62%
  Portfolio turnover rate.............      89%
-----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE TAX-EXEMPT FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                      CLASS B
                                          9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
---------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/8/93                                            9/8/93
Net asset value, beginning of period....   $11.41    $11.63    $11.77    $12.04    $12.19    $11.41    $11.63    $11.77    $12.04
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.43      0.46      0.46      0.45      0.43      0.33      0.38      0.37      0.36
  Net realized and unrealized gains
     (losses) on investments............    (0.52)    (0.22)    (0.14)    (0.27)    (0.15)    (0.51)    (0.23)    (0.14)    (0.27)

---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................    (0.09)     0.24      0.32      0.18      0.28     (0.18)     0.15      0.23      0.09
---------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.42      0.46      0.46      0.45      0.43      0.34      0.37      0.37      0.36
  Net realized gains....................     0.00(c)     --        --        --        --      0.00(c)     --        --        --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.42      0.46      0.46      0.45      0.43      0.34      0.37      0.37      0.36
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $10.90    $11.41    $11.63    $11.77    $12.04    $10.89    $11.41    $11.63    $11.77
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................   (0.84%)    2.11%     2.82%     1.50%     2.37%    (1.67%)    1.35%     2.05%     0.75%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................  $30,972   $29,433   $26,327   $29,685   $40,638      $158      $484      $849    $1,630
  Ratios to average net assets:
     Net investment income..............    3.72%     4.00%     3.98%     3.77%     3.58%     2.99%     3.27%     3.24%     3.02%
     Net expenses.......................    0.87%(e)  0.87%     0.87%     0.87%     0.87%     1.62%(e)  1.62%     1.62%     1.62%
     Gross expenses.....................    1.12%     1.12%     1.04%     0.96%     0.90%     1.89%     1.87%     1.79%     1.71%
  Portfolio turnover rate...............      28%       40%       43%       39%       17%       28%       40%       43%       39%
---------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
                                          9/30/04
-------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....   $12.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............     0.34
  Net realized and unrealized gains
     (losses) on investments............    (0.14)

-------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     0.20
-------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................     0.34
  Net realized gains....................       --
-------------------------------------------------
TOTAL DISTRIBUTIONS.....................     0.34
-------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........   $12.04
-------------------------------------------------

TOTAL RETURN (A)........................    1.69%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................   $2,582
  Ratios to average net assets:
     Net investment income..............    2.82%
     Net expenses.......................    1.62%
     Gross expenses.....................    1.66%
  Portfolio turnover rate...............      17%
-------------------------------------------------



                                                         CLASS C (LEVEL LOAD)                               CLASS Y
                                           9/30/08   9/30/07   9/30/06   9/30/05   9/30/04   9/30/08   9/30/07   9/30/06   9/30/05
----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                             9/30/99                                           9/26/97
Net asset value, beginning of period....    $11.41    $11.62    $11.76    $12.04    $12.18    $12.34    $12.57    $12.72    $13.04
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.34      0.37      0.38      0.36      0.34      0.49      0.53      0.53      0.51
  Net realized and unrealized gains
     (losses) on investments............     (0.52)    (0.21)    (0.14)    (0.28)    (0.14)    (0.56)    (0.23)    (0.15)    (0.31)

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................     (0.18)     0.16      0.24      0.08      0.20     (0.07)     0.30      0.38      0.20
----------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.34      0.37      0.38      0.36      0.34      0.49      0.53      0.53      0.52
  Net realized gains....................      0.00(c)     --        --        --        --      0.00(c)     --        --        --
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.34      0.37      0.38      0.36      0.34      0.49      0.53      0.53      0.52
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $10.89    $11.41    $11.62    $11.76    $12.04    $11.78    $12.34    $12.57    $12.72
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A)........................    (1.68%)    1.44%     2.06%     0.66%     1.69%    (0.65%)    2.43%     3.09%     1.54%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................      $208      $228      $364      $956    $1,771       $36       $36       $35       $34
  Ratios to average net assets:
     Net investment income..............     2.96%     3.27%     3.27%     3.03%     2.83%     3.99%     4.25%     4.24%     3.98%
     Net expenses.......................     1.62%(e)  1.62%     1.63%     1.63%     1.62%     0.62%(e)  0.62%     0.61%     0.62%
     Gross expenses.....................     1.88%     1.87%     1.79%     1.71%     1.66%     0.86%     0.87%     0.77%     0.71%
  Portfolio turnover rate...............       28%       40%       43%       39%       17%       28%       40%       43%       39%
----------------------------------------------------------------------------------------------------------------------------------
                                           CLASS Y
                                           9/30/04
--------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period....    $13.18
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b).............      0.50
  Net realized and unrealized gains
     (losses) on investments............     (0.14)

--------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS............................      0.36
--------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income.................      0.50
  Net realized gains....................        --
--------------------------------------------------
TOTAL DISTRIBUTIONS.....................      0.50
--------------------------------------------------

NET ASSET VALUE, END OF PERIOD..........    $13.04
--------------------------------------------------

TOTAL RETURN (A)........................     2.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands).........................       $33
  Ratios to average net assets:
     Net investment income..............     3.81%
     Net expenses.......................     0.62%
     Gross expenses.....................     0.66%
  Portfolio turnover rate...............       17%
--------------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

GE FIXED INCOME FUND

--------------------------------------------------------------------------------

                                                              CLASS A                                    CLASS B
                                        9/30/08    9/30/07    9/30/06    9/30/05    9/30/04    9/30/08   9/30/07   9/30/06
--------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                           1/5/93                                               12/22/93
Net asset value, beginning of
  period.............................    $11.84     $11.90     $12.12     $12.56     $12.78    $11.84     $11.90    $12.12
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........      0.50       0.61       0.57       0.48       0.41      0.41       0.52      0.48
  Net realized and unrealized gains
     (losses) on investments.........     (0.40)     (0.07)     (0.20)     (0.22)     (0.04)    (0.40)     (0.06)    (0.19)

--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................      0.10       0.54       0.37       0.26       0.37      0.01       0.46      0.29
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............      0.50       0.60       0.56       0.47       0.42      0.41       0.52      0.48
  Net realized gains.................      0.00(c)      --       0.03       0.23       0.17      0.00(c)      --      0.03
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................      0.50       0.60       0.59       0.70       0.59      0.41       0.52      0.51
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......    $11.44     $11.84     $11.90     $12.12     $12.56    $11.44     $11.84    $11.90
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................     0.73%      4.77%      3.13%      2.11%      2.99%    (0.11%)     3.99%     2.45%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $115,933   $121,475   $130,779   $142,688   $153,014      $803     $1,472    $2,078
  Ratios to average net assets:
     Net investment income...........     4.19%      5.10%      4.84%      3.85%      3.30%     3.50%      4.34%     4.08%
     Net expenses....................     0.84%(e)   0.82%      0.80%      0.80%      0.78%     1.59%(e)   1.57%     1.55%
     Gross expenses..................     0.85%      0.83%      0.86%      0.81%      0.79%     1.60%      1.58%     1.61%
  Portfolio turnover rate............      467%       385%       337%       311%       363%      467%       385%      337%
--------------------------------------------------------------------------------------------------------------------------
                                            CLASS B
                                       9/30/05   9/30/04
--------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $12.56    $12.78
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.38      0.32
  Net realized and unrealized gains
     (losses) on investments.........    (0.21)    (0.04)

--------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................     0.17      0.28
--------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.38      0.33
  Net realized gains.................     0.23      0.17
--------------------------------------------------------
TOTAL DISTRIBUTIONS..................     0.61      0.50
--------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $12.12    $12.56
--------------------------------------------------------

TOTAL RETURN (A).....................    1.34%     2.22%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................   $2,728    $3,208
  Ratios to average net assets:
     Net investment income...........    3.09%     2.55%
     Net expenses....................    1.55%     1.53%
     Gross expenses..................    1.56%     1.54%
  Portfolio turnover rate............     311%      363%
--------------------------------------------------------



                                                   CLASS C (LEVEL LOAD)             CLASS R                CLASS Y
                                       9/30/08  9/30/07  9/30/06  9/30/05  9/30/04  9/30/08   9/30/08  9/30/07  9/30/06  9/30/05
--------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                         9/30/99                                      1/29/08  11/29/93
Net asset value, beginning of
  period.............................   $11.86   $11.91   $12.14   $12.57   $12.79   $12.15    $11.84   $11.89   $12.11   $12.55
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.41     0.52     0.49     0.38     0.32     0.29      0.53     0.64     0.61     0.51
  Net realized and unrealized gains
     (losses) on investments.........    (0.40)   (0.05)   (0.21)   (0.20)   (0.04)   (0.70)    (0.41)   (0.06)   (0.21)   (0.22)

--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................     0.01     0.47     0.28     0.18     0.28    (0.41)     0.12     0.58     0.40     0.29
--------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.41     0.52     0.48     0.38     0.33     0.29      0.53     0.63     0.59     0.50
  Net realized gains.................     0.00(c)    --     0.03     0.23     0.17     0.00(c)   0.00(c)    --     0.03     0.23
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..................     0.41     0.52     0.51     0.61     0.50     0.29      0.53     0.63     0.62     0.73
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $11.46   $11.86   $11.91   $12.14   $12.57   $11.45    $11.43   $11.84   $11.89   $12.11
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A).....................   (0.02%)   3.99%    2.37%    1.43%    2.22%   (3.43%)    0.89%    5.03%    3.48%    2.36%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................     $922   $1,108   $1,237   $1,731   $2,681      $10   $12,944  $14,221  $14,900  $87,216
  Ratios to average net assets:
     Net investment income*..........    3.44%    4.34%    4.09%    3.10%    2.55%    3.70%     4.45%    5.35%    4.99%    4.10%
     Net expenses*...................    1.59%(e) 1.57%    1.55%    1.55%    1.53%    1.09%(e)  0.59%(e) 0.57%    0.55%    0.55%
     Gross expenses*.................    1.60%    1.58%    1.61%    1.56%    1.54%    1.11%     0.60%    0.58%    0.58%    0.56%
  Portfolio turnover rate............     467%     385%     337%     311%     363%     467%(d)   467%     385%     337%     311%
--------------------------------------------------------------------------------------------------------------------------------
                                       CLASS Y
                                       9/30/04
----------------------------------------------
INCEPTION DATE
Net asset value, beginning of
  period.............................   $12.77
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income (b)..........     0.44
  Net realized and unrealized gains
     (losses) on investments.........    (0.04)

----------------------------------------------
TOTAL INCOME FROM INVESTMENT
  OPERATIONS.........................     0.40
----------------------------------------------

LESS DISTRIBUTIONS FROM:
  Net investment income..............     0.45
  Net realized gains.................     0.17
----------------------------------------------
TOTAL DISTRIBUTIONS..................     0.62
----------------------------------------------

NET ASSET VALUE, END OF PERIOD.......   $12.55
----------------------------------------------

TOTAL RETURN (A).....................    3.24%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in
     thousands)......................  $94,622
  Ratios to average net assets:
     Net investment income*..........    3.55%
     Net expenses*...................    0.53%
     Gross expenses*.................    0.54%
  Portfolio turnover rate............     363%
----------------------------------------------




See Notes to Financial Highlights and Notes to Financial Statements.

GE MONEY MARKET FUND

--------------------------------------------------------------------------------

                          RETAIL
                           CLASS

                         9/30/0-
                           8         9/30/07     9/30/06     9/30/05     9/30/04
---------------------------------------------------------------------------------------
INCEPTION DATE            1/5/93
Net asset value,
  beginning of
  period............       $1.00       $1.00       $1.00       $1.00       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income (b)........        0.03        0.05        0.04        0.02        0.01
Net realized and
  unrealized gains
  (losses) in
  investments.......          --          --          --          --          --

---------------------------------------------------------------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........        0.03        0.05        0.04        0.02        0.01
---------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.03        0.05        0.04        0.02        0.01
  Net realized
     gains..........        0.00(c)       --          --          --          --
---------------------------------------------------------------------------------------
TOTAL
  DISTRIBUTIONS.....        0.03        0.05        0.04        0.02        0.01
---------------------------------------------------------------------------------------

NET ASSET VALUE, END
  OF PERIOD.........       $1.00       $1.00       $1.00       $1.00       $1.00
---------------------------------------------------------------------------------------

TOTAL RETURN (A)....       3.05%       5.09%       4.38%       2.36%       0.89%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....    $203,595    $265,440    $214,333    $214,638    $234,979
  Ratios to average
     net assets:
     Net investment
       income.......       3.07%       4.97%       4.29%       2.32%       0.85%
     Net expenses...       0.41%       0.39%       0.41%       0.40%       0.35%
     Gross
       expenses.....       0.41%       0.39%       0.41%       0.40%       0.35%
---------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                        INSTITU-
                         TIONAL
                         CLASS

                         9/30/08
--------------------------------
INCEPTION DATE           3/17/08
Net asset value,
  beginning of
  period............       $1.00
INCOME FROM
  INVESTMENT
  OPERATIONS:
Net investment
  income (b)........        0.01
Net realized and
  unrealized gains
  (losses) in
  investments.......          --

--------------------------------
TOTAL INCOME FROM
  INVESTMENT
  OPERATIONS........        0.01
--------------------------------

LESS DISTRIBUTIONS
  FROM:
  Net investment
     income (loss)..        0.01
  Net realized
     gains..........        0.00(c)
--------------------------------
TOTAL
  DISTRIBUTIONS.....        0.01
--------------------------------

NET ASSET VALUE, END
  OF PERIOD.........       $1.00
--------------------------------

TOTAL RETURN (A)....       1.10%
RATIOS/SUPPLEMENTAL
  DATA:
  Net assets, end of
     period (in
     thousands).....    $682,828
  Ratios to average
     net assets:
     Net investment
       income*......       2.04%
     Net expenses*..       0.29%
     Gross
       expenses*....       0.29%
--------------------------------

Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the adviser not absorbed a portion of expenses, total returns would have been lower.

(b) Net investment income per share is based on average shares outstanding during the period.

(c)  Less than $0.005 per share.

(d)  Portfolio turnover is for the twelve month period.

(e) Includes waiver of management fee in the GE Money Market Fund of Fund Investment.
*Annualized for periods less than one year for Class R and the Institutional
 Class of the GE Money Market Fund.

                                                            GE               GE               GE               GE
                                                          U.S.       CORE VALUE        SMALL-CAP           GLOBAL
  Statements of Assets                                  EQUITY           EQUITY           EQUITY           EQUITY
  and Liabilities September 30, 2008                      FUND             FUND             FUND             FUND


ASSETS

  Investments in securities/at market***
     (cost $376,922,381; $47,795,962;
     $54,386,794; $57,645,877; $64,845,992;
     $197,099,517; $140,221,010
     $125,769,542; $109,445,399;
     $30,538,340; and $148,353,163
     respectively)..........................      $352,829,514      $44,322,379      $50,371,683      $53,833,627

  Investments in affiliated securities (at
     cost $145,776; $23,156; $16,698;
     $52,357;$31,713; $24,674; $463,143;
     $705,659; $163,935; $6,351; and
     $784,420 respectively), at market......           107,874           17,135           12,357           38,744

  Short-term Investments (at amortized
     cost)..................................           485,000               --               --               --

  Repurchase Agreements.....................                --               --               --               --

  Short-term affiliated investments (at
     amortized cost)........................           525,147          415,995        3,401,531        1,891,049

  Cash......................................                --               --               --               --

  Foreign currency (cost $4,766; $0; $0;
     $87,352; $122,022; $0; $59,969; $0; $0;
     $0 and $0 respectively)................             4,642               --               --           86,771

  Receivable for investments sold...........         7,395,155        1,144,847           20,956        2,188,236

  Income receivables........................           471,385           69,074           47,365          157,929

  Receivable for fund shares sold...........           576,636              478          216,510            3,234

  Variation margin receivable...............                --               --           36,790               85

  Other assets..............................                --               --           72,400           12,212

--------------------------------------------------------------------------------------------------------------------

     TOTAL ASSETS...........................       362,395,353       45,969,908       54,179,592       58,211,887

--------------------------------------------------------------------------------------------------------------------

LIABILITIES

  Distribution Payable to Shareholders......                --               --               --               --

  Payable upon return of securities loaned..                --               --               --               --

  Payable for investments purchased.........         4,761,574          961,126           64,917        2,130,378

  Payable for fund shares redeemed..........           199,179           39,442          117,788          175,063

  Payable to GEAM...........................           482,775           77,060          183,999          162,465

  Accrued other expenses....................            70,283          188,733           80,422          111,107

  Variation margin payable..................            62,750               --               --           10,998

  Other liabilities.........................            21,277               --            3,657            3,981

  Payable to custodian for bank overdraft...                --               --               --               --

--------------------------------------------------------------------------------------------------------------------

     TOTAL LIABILITIES......................         5,597,838        1,266,361          450,783        2,593,992

--------------------------------------------------------------------------------------------------------------------

NET ASSETS..................................       356,797,515       44,703,547       53,728,809       55,617,895

--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital paid in...........................       381,209,886       47,755,445       53,521,122       57,295,102

  Undistributed (distribution in excess of)
     net investment income..................         2,718,354          267,149            4,885          837,186

  Accumulated net realized gain (loss)......        (3,042,991)         160,557        4,277,040        1,315,624

  Net unrealized appreciation/
     (depreciation) on:

     Investments............................       (24,130,769)      (3,479,604)      (4,019,452)      (3,825,863)

     Futures................................            43,159               --          (54,786)              --

     Foreign currency related transaction...              (124)              --               --           (4,154)

--------------------------------------------------------------------------------------------------------------------

NET ASSETS..................................      $356,797,515      $44,703,547      $53,728,809      $55,617,895

--------------------------------------------------------------------------------------------------------------------

                GE              GE              GE              GE              GE                            GE              GE
     INTERNATIONAL         PREMIER       STRATEGIC      GOVERNMENT      SHORT-TERM            GE           FIXED           MONEY
            EQUITY   GROWTH EQUITY      INVESTMENT      SECURITIES      GOVERNMENT    TAX-EXEMPT          INCOME          MARKET
              FUND            FUND            FUND            FUND            FUND          FUND            FUND            FUND


       $56,308,685   $188,090,580    $128,123,723    $125,590,946    $107,959,376   $29,693,972    $140,053,989    $         --

            23,468         18,258         342,726         522,187         121,312         4,700         580,471              --
                --             --              --              --              --            --       1,500,000     749,408,027
                --             --              --              --              --            --              --     141,200,000
         2,202,289      6,389,785      22,778,449       2,691,788       3,640,918     1,444,990      32,468,689              --
                --             --              --              --              --            --          12,188              --

           119,642             --          59,442              --              --            --              --              --
           221,570        268,296       5,614,977              --              --            --      13,836,290              --
           225,801        150,676         543,341       1,180,009         911,880       460,714       1,261,887       1,946,062
           318,639        240,420         369,284          43,857         225,851         3,373         123,893      46,918,582
            30,861         87,850          36,044          35,265              --            --         148,595              --
           360,485             --          31,622              --           1,900            --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
        59,811,440    195,245,865     157,899,608     130,064,052     112,861,237    31,607,749     189,986,002     939,472,671
-----------------------------------------------------------------------------------------------------------------------------------

                --             --              --          72,512           2,921        19,658          34,611          20,707
                --             --              --      10,988,007       9,360,003            --      12,288,066              --
            97,976        611,620      13,053,003       3,259,304              --            --      45,567,674              --
           141,732        708,880         447,253          74,968           6,578        45,990       1,142,485      52,534,772
           266,540        436,448         147,452         285,810          16,788       168,760         325,846         461,009
            62,354         68,275         335,770          35,392         238,084            --           8,796          21,621
                --             --              --              --              --            --              --              --
                --         13,462              --           6,434              --            --           7,022          11,741
                --             --         157,716              --              --            --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
           568,602      1,838,685      14,141,194      14,722,427       9,624,374       234,408      59,374,500      53,049,850
-----------------------------------------------------------------------------------------------------------------------------------
        59,242,838    193,407,180     143,758,414     115,341,625     103,236,863    31,373,341     130,611,502     886,422,821
-----------------------------------------------------------------------------------------------------------------------------------


        60,175,688    196,601,113     147,338,237     117,899,970     106,916,362    32,869,895     141,944,118     886,597,133
         1,333,164        150,561       2,126,659         (41,368)        112,813        50,587         839,094             120
         6,261,261      5,743,155       6,514,374      (2,171,539)     (2,263,666)     (701,122)     (3,666,625)       (174,432)

        (8,545,552)    (9,015,353)    (12,217,704)       (362,068)     (1,528,646)     (846,019)     (8,503,123)             --
            25,399        (72,296)           (366)         16,630              --            --          (1,959)             --
            (7,122)            --          (2,786)             --              --            --              (3)             --
-----------------------------------------------------------------------------------------------------------------------------------
       $59,242,838   $193,407,180    $143,758,414    $115,341,625    $103,236,863   $31,373,341    $130,611,502    $886,422,821
-----------------------------------------------------------------------------------------------------------------------------------




                                              See Notes to Financial Statements.

                                                            GE              GE              GE              GE
  Statements of Assets                                    U.S.      CORE VALUE       SMALL-CAP          GLOBAL
  and Liabilities (continued) September 30,             EQUITY          EQUITY          EQUITY          EQUITY
  2008                                                    FUND            FUND            FUND            FUND


CLASS A:

Net assets...................................      236,786,360      42,077,686      42,271,152      36,559,948

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............       10,412,261       4,749,607       3,939,134       1,720,489

Net asset value per share....................            22.74            8.86           10.73           21.26

-----------------------------------------------------------------------------------------------------------------

Maximum offering price per share.............            24.13            9.40           11.38           22.55

-----------------------------------------------------------------------------------------------------------------

CLASS B:

Net assets...................................        2,221,661       1,509,121       2,957,128         221,565

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............          103,236         180,601         308,832          11,516

-----------------------------------------------------------------------------------------------------------------

Net asset value per share*...................            21.52            8.36            9.58           19.25

-----------------------------------------------------------------------------------------------------------------

CLASS C: (LEVEL LOAD)

Net assets...................................        4,657,928       1,098,287       4,797,441         489,274

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............          220,717         132,706         503,519          25,261

-----------------------------------------------------------------------------------------------------------------

Net asset value per share*...................            21.10            8.28            9.53           19.38

-----------------------------------------------------------------------------------------------------------------

CLASS R:

Net assets...................................         9,038.40           9,157           9,255           8,161

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............           398.09           1,035          863.56             385

-----------------------------------------------------------------------------------------------------------------

Net asset value per share....................            22.71            8.85           10.72           21.21

-----------------------------------------------------------------------------------------------------------------

CLASS Y:

Net assets...................................      113,122,528           9,296       3,693,833      18,338,947

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............        4,995,178             950         333,869         859,067

-----------------------------------------------------------------------------------------------------------------

Net asset value per share....................            22.65            9.79           11.06           21.35

-----------------------------------------------------------------------------------------------------------------

RETAIL CLASS:

Net assets...................................               --              --              --              --

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............               --              --              --              --

Net asset value per share....................               --              --              --              --

-----------------------------------------------------------------------------------------------------------------

Maximum offering price per share.............               --              --              --              --

-----------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:

Net assets...................................               --              --              --              --

Shares outstanding ($.001 par value;
  unlimited shares authorized)...............               --              --              --              --

-----------------------------------------------------------------------------------------------------------------

Net asset value per share*...................               --              --              --              --

-----------------------------------------------------------------------------------------------------------------



     * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.
    ** GE Money Market Fund is no load fund that offers two classes of shares to all investors
   *** Includes $10,702,687; $9,130,390 and $11,933,064 of securities on loan in the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund respectively.

    GE
 INTERNA-               GE             GE             GE            GE                           GE             GE
  TIONAL           PREMIER      STRATEGIC     GOVERNMENT    SHORT-TERM            GE          FIXED          MONEY
  EQUITY     GROWTH EQUITY     INVESTMENT     SECURITIES    GOVERNMENT    TAX-EXEMPT         INCOME         MARKET
   FUND               FUND           FUND           FUND          FUND          FUND           FUND         FUND**


 48,250,-
      105      162,121,819    116,281,821    114,342,332    41,039,885    30,972,208    115,933,013             --
 2,979,1-
       36        7,779,622      5,768,420     12,922,113     3,627,179     2,841,789     10,134,242             --
    16.20            20.84          20.16           8.85         11.31         10.90          11.44             --
---------------------------------------------------------------------------------------------------------------------
    17.19            22.11          21.39           9.24         11.60         11.38          11.95             --
---------------------------------------------------------------------------------------------------------------------


  651,434        6,114,766      8,222,099        590,001     1,750,284       157,862        803,200             --
   43,529          328,407        424,809         66,097       154,950        14,490         70,203             --
---------------------------------------------------------------------------------------------------------------------
    14.97            18.62          19.36           8.93         11.30         10.89          11.44             --
---------------------------------------------------------------------------------------------------------------------


 1,461,8-
       04       19,630,426     13,674,224        409,292     3,310,723       207,710        921,642             --
   97,221        1,054,007        729,044         45,608       293,072        19,070         80,454             --
---------------------------------------------------------------------------------------------------------------------
    15.04            18.62          18.76           8.98         11.30         10.89          11.46             --
---------------------------------------------------------------------------------------------------------------------


 7,839.62         9,374.68       8,857.87             --        10,111            --          9,654             --
   484.73           450.65            440             --           894            --         844.54             --
---------------------------------------------------------------------------------------------------------------------
    16.17            20.80          20.13             --         11.31            --          11.45             --
---------------------------------------------------------------------------------------------------------------------


 8,871,6-
       55        5,530,794      5,571,412                   57,130,860        35,561     12,943,993             --
  540,829          260,260        273,237                    5,066,220         3,018      1,132,305             --
---------------------------------------------------------------------------------------------------------------------
    16.40            21.25          20.39                        11.28         11.78          11.43             --
---------------------------------------------------------------------------------------------------------------------


       --               --             --             --            --            --             --    203,594,942
       --               --             --             --            --            --             --    203,709,733
       --               --             --             --            --            --             --           1.00
---------------------------------------------------------------------------------------------------------------------
       --               --             --             --            --            --             --             --
---------------------------------------------------------------------------------------------------------------------


       --               --             --             --            --            --             --    682,827,879
       --               --             --             --            --            --           ----    682,957,390
---------------------------------------------------------------------------------------------------------------------
       --               --             --             --            --            --             --           1.00
---------------------------------------------------------------------------------------------------------------------




                                              See Notes to Financial Statements.

                                                            GE                GE                GE                GE
                                                          U.S.        CORE VALUE         SMALL-CAP            GLOBAL
  Statements of Operations                              EQUITY            EQUITY            EQUITY            EQUITY
  For the year ended September 30, 2008                   FUND              FUND              FUND              FUND



INVESTMENT INCOME

  INCOME:

     Dividends..............................      $  6,200,042      $    908,532      $    755,842      $  1,736,476

     Interest*..............................           397,649            58,823            95,394            55,509

     Interest from affiliated
       investments**........................           192,662            38,978            25,019            44,961

     Less: Foreign taxes withheld...........           (25,529)           (6,450)               --           (94,083)


-----------------------------------------------------------------------------------------------------------------------

  TOTAL INCOME..............................         6,764,824           999,883           876,255         1,742,863

-----------------------------------------------------------------------------------------------------------------------

  EXPENSES:

     Advisory and administration fees.......         1,654,964           285,468           469,573           535,782

     Distributors Fees (Notes 4)

       Class A..............................           691,901           120,655           125,651           116,830

       Class B..............................            34,891            21,815            55,061             3,726

       Class C..............................            57,081            13,446            61,337             5,445

       Class R..............................                33                33                34                32

     Blue sky fees..........................            80,345            84,973            77,808            58,536

     Transfer agent fees....................           245,088            80,590            85,628           102,154

     Trustees fees..........................             8,762               851             1,170             1,803

     Custody and accounting expenses........            90,577            70,497            58,688            81,010

     Professional fees......................            40,171            18,154            20,991            18,190

     Other expenses.........................           124,652            28,244            38,417            32,364

-----------------------------------------------------------------------------------------------------------------------

  TOTAL EXPENSES BEFORE WAIVER AND
     REIMBURSEMENT****......................         3,028,465           724,726           994,358           955,872

     Less : Expenses waived or borne by the
       adviser..............................                --           (86,634)           (6,183)               --

     Less : Expenses waived or borne by the
       adviser***...........................            (8,736)           (1,503)             (896)           (1,164)

     Expenses reimbursed/recouped by the
       adviser..............................                --                --             4,779                --

-----------------------------------------------------------------------------------------------------------------------

     Net expenses...........................         3,019,729           636,589           992,058           954,708

-----------------------------------------------------------------------------------------------------------------------

  NET INVESTMENT INCOME (LOSS)..............         3,745,095           363,294          (115,803)          788,155

-----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS

  REALIZED GAIN (LOSS) ON:

     Investments............................         6,873,505         1,455,318         4,357,571         2,068,855

     Futures................................            (8,367)         (142,653)              811           (17,573)

     Foreign currency related transactions..             3,791                (3)               --            (4,120)

  INCREASE (DECREASE) IN UNREALIZED
     APPRECIATION/ DEPRECIATION ON:

     Investments............................       (89,687,831)      (10,710,306)      (16,911,712)      (22,118,233)

     Futures................................            38,850                --           (54,786)              131

     Foreign currency related transactions..              (129)               --                --            (8,759)

-----------------------------------------------------------------------------------------------------------------------

     Net realized and unrealized gain (loss)
       on investments.......................       (82,780,181)       (9,397,644)      (12,608,116)      (20,079,699)

-----------------------------------------------------------------------------------------------------------------------

  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS.............................      $(79,035,086)     $ (9,034,350)     $(12,723,919)     $(19,291,544)

-----------------------------------------------------------------------------------------------------------------------



      * Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $286,175; $118,805; and $274,962, respectively.
     ** Income attributable to security lending activity, net of rebate expenses, for the GE Government Securities Fund, GE Short Term Government Fund and GE Fixed Income Fund was $25,994; $51,754 and $26,892, respectively.
    *** Waiver related to Management Fee in GE Money Market Fund of Fund
        Investment.
   **** For more information regarding expense limits that are in effect for the Funds, please refer to Note 4 of the Notes to Financial Reports later in this report


See Notes to Financial Statements.

       GE                   GE               GE           GE               GE                              GE             GE
 INTERNATIONAL         PREMIER        STRATEGIC   GOVERNMENT       SHORT-TERM             GE            FIXED          MONEY
     EQUITY      GROWTH EQUITY       INVESTMENT   SECURITIES       GOVERNMENT     TAX-EXEMPT           INCOME         MARKET
      FUND                FUND             FUND         FUND             FUND           FUND             FUND           FUND



   $  2,485,018   $  2,283,802     $  2,360,446  $        --      $        --    $        --      $        --    $        --
         75,911        234,460        1,499,138    4,660,197        3,936,220      1,451,605        5,978,989     16,587,486
         63,635        152,349          549,713      687,972          426,025         19,856        1,009,874             --
       (204,393)            --         (123,907)          --               --             --               --             --
-------------------------------------------------------------------------------------------------------------------------------
      2,420,171      2,670,611        4,285,390    5,348,169        4,362,245      1,471,461        6,988,863     16,587,486
-------------------------------------------------------------------------------------------------------------------------------

        578,222      1,427,920          585,690      478,234          302,726        112,712          488,788      1,536,572

        148,551        489,269          337,238      295,012           98,514         78,768          304,542             --
         11,023         92,745          115,594        7,879           20,101          3,349           11,379             --
         14,037        250,568          144,418        4,098           28,766          2,121           10,831             --
             29             34               33           --               21             --               33             --
         77,665         92,040           46,001       87,095           77,083         74,620           76,287         56,576
         90,099        196,815          122,946      105,187           44,883         14,795          108,892        198,453
          1,930          4,054            3,618        2,599            2,253            878            3,081         19,507
        110,228         66,714          265,717       76,790           88,081         49,094          130,391         57,821
         21,630         38,064           25,741       20,023           19,059         17,768           25,274         23,634
         29,557        125,170           68,369       38,289           33,319         10,481           42,556        111,306
-------------------------------------------------------------------------------------------------------------------------------
      1,082,971      2,783,393        1,715,365    1,115,206          714,806        364,586        1,202,054      2,003,869
        (99,025)            --          (14,569)     (19,278)          (1,141)       (81,387)          (8,417)            --
         (2,859)        (5,995)         (30,891)     (16,062)         (16,104)          (696)         (41,956)            --
             --             --               --       28,703              139             --               --             --
-------------------------------------------------------------------------------------------------------------------------------
        981,087      2,777,398        1,669,905    1,108,569          697,700        282,503        1,151,681      2,003,869
-------------------------------------------------------------------------------------------------------------------------------
      1,439,084       (106,787)       2,615,485    4,239,600        3,664,545      1,188,958        5,837,182     14,583,617
-------------------------------------------------------------------------------------------------------------------------------



      6,628,530     12,147,021        7,445,135    3,785,143        1,303,877       (174,960)         942,517       (174,312)
         (1,363)       375,138         (117,591)     938,674               --             --          (78,769)            --
        (45,062)            --           (7,404)      (3,485)              --             --           25,269             --

    (29,740,311)   (51,021,218)     (39,708,647)  (1,354,541)      (1,107,056)    (1,331,688)      (5,647,517)            --
         30,463        (44,050)           2,614       16,543               --             --           17,897             --
         (8,937)            --           (7,303)        (218)              --             --           (6,226)            --
-------------------------------------------------------------------------------------------------------------------------------
    (23,136,680)   (38,543,109)     (32,393,196)   3,382,116          196,821     (1,506,648)      (4,746,829)      (174,312)
-------------------------------------------------------------------------------------------------------------------------------
   $(21,697,596)  $(38,649,896)    $(29,777,711) $ 7,621,716      $ 3,861,366    $  (317,690)     $ 1,090,353    $14,409,305
-------------------------------------------------------------------------------------------------------------------------------

                                                   GE                            GE                              GE
  Statements of                                  U.S.                    CORE VALUE                       SMALL-CAP
  Changes in                                   EQUITY                        EQUITY                          EQUITY
  Net Assets                                     FUND                          FUND                            FUND
                               Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                             September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                                  2008           2007           2008           2007           2008           2007
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments income
       (loss)..............  $   3,745,095   $  5,371,682   $    363,294   $    606,175   $   (115,803)  $   (199,639)
     Net realized gain
       (loss) on
       investments, futures
       and Foreign currency
       transactions........      6,868,929     43,223,738      1,312,662      9,657,543      4,358,382     17,548,571
     Net increase
       (decrease) in
       unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign currency
       transactions........    (89,649,110)    19,736,958    (10,710,306)      (253,956)   (16,966,498)    (4,947,901)

---------------------------------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       operations..........    (79,035,086)    68,332,378     (9,034,350)    10,009,762    (12,723,919)    12,401,031
---------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A.............     (2,468,147)    (4,119,575)      (349,894)      (657,021)            --             --
       Class B.............             --        (34,041)            --         (6,150)            --             --
       Class C.............         (5,828)       (51,687)            --         (5,495)            --             --
       Class R.............             --             --             --             --             --             --
       Class Y.............     (1,455,222)    (1,929,563)            (1)            (1)            --             --
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............             --             --             --             --             --             --
     Net realized gains
       Class A.............    (29,487,664)   (30,921,699)    (8,930,716)    (4,825,196)   (10,516,186)    (8,113,193)
       Class B.............       (441,957)      (703,596)      (467,725)      (323,973)    (1,454,001)    (1,521,433)
       Class C.............       (691,607)      (835,550)      (268,894)      (134,646)    (1,455,178)    (1,064,839)
       Class R.............             --             --             --             --             --             --
       Class Y.............    (13,211,585)   (12,261,075)           (20)            (8)    (1,445,556)    (1,068,383)
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............                            --             --             --             --             --

---------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS......    (47,762,010)   (50,856,786)   (10,017,250)    (5,952,490)   (14,870,921)   (11,767,848)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations
  and distributions........   (126,797,096)    17,475,592    (19,051,600)     4,057,272    (27,594,840)       633,183
---------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A.............     15,714,818     30,713,097      6,124,291     18,978,347      7,419,629      7,435,889
       Class B.............          2,049        118,118            300        158,474          6,419        331,337
       Class C.............        175,383        256,964         31,829        100,986        485,548      1,206,898
       Class R.............         10,000             --         10,000             --         10,000             --
       Class Y.............     13,376,098     13,990,769         10,000             --        922,082        313,444
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............             --             --             --             --             --             --
     Value of distributions
       reinvested
       Class A.............     31,218,707     33,887,243      8,942,610      5,313,836     10,175,485      7,764,302
       Class B.............        422,358        699,656        457,363        320,309      1,416,184      1,442,210
       Class C.............        622,622        809,302        264,768        133,466      1,413,257        997,632
       Class R.............             --             --             --             --             --             --
       Class Y.............     14,664,373     14,188,136             20              9      1,445,553      1,068,383
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............             --             --             --             --             --             --
     Proceeds from short-
       term trading fees
       Class A.............             --             --             --             --             --             --
       Class B.............             --             --             --             --             --             --
       Class C.............             --             --             --             --             --             --
       Class R.............             --             --             --             --             --             --
       Class Y.............             --             --             --             --             --             --
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............             --             --             --             --             --             --
     Cost of shares
       redeemed
       Class A.............    (41,524,275)   (58,976,827)   (12,198,308)   (29,112,097)   (13,799,744)   (16,495,204)
       Class B.............     (1,979,950)    (2,789,556)    (1,067,161)    (1,954,097)    (3,670,575)    (4,506,189)
       Class C.............     (1,186,873)    (2,011,606)      (228,961)      (438,740)    (1,845,016)    (2,401,579)
       Class R.............             --             --             --             --             --             --
       Class Y.............    (12,802,889)   (11,635,025)            --             --     (4,375,028)    (5,708,142)
       Retail Class........             --             --             --             --             --             --
       Institutional
          Class............             --             --             --             --             --             --

---------------------------------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       shares
       transactions........     18,712,421     19,250,271      2,346,751     (6,499,507)      (396,206)    (8,551,019)
---------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........   (108,084,675)    36,725,863    (16,704,849)    (2,442,235)   (27,991,046)    (7,917,836)

NET ASSETS
     Beginning of period...    464,882,190    428,156,327     61,408,396     63,850,631     81,719,855     89,637,691
---------------------------------------------------------------------------------------------------------------------
     End of period.........  $ 356,797,515   $464,882,190   $ 44,703,547   $ 61,408,396   $ 53,728,809   $ 81,719,855
---------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET
  INVESTMENTS INCOME, (END
  OF PERIOD)...............  $   2,718,354   $  2,904,936   $    267,149   $    253,753   $      4,885   $     41,418
                                                   GE                               GE
  Statements of                                GLOBAL                    INTERNATIONAL
  Changes in                                   EQUITY                           EQUITY
  Net Assets                                     FUND                             FUND
                               Year Ended     Year Ended     Year Ended     Year Ended
                             September 30,  September 30,  September 30,  September 30,
                                  2008           2007           2008           2007
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
     Net investments income
       (loss)..............   $    788,155   $   488,849    $  1,439,084   $    645,703
     Net realized gain
       (loss) on
       investments, futures
       and Foreign currency
       transactions........      2,047,162     9,306,358       6,582,105      7,194,574
     Net increase
       (decrease) in
       unrealized
       appreciation /
       depreciation on
       investments futures
       and Foreign currency
       transactions........    (22,126,861)    8,337,936     (29,718,785)     9,948,263

------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       operations..........    (19,291,544)   18,133,143     (21,697,596)    17,788,540
------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO
     SHAREHOLDER FROM:
     Net investment income
       Class A.............       (192,320)     (216,574)       (521,319)      (363,030)
       Class B.............             --            --          (1,102)        (2,208)
       Class C.............           (131)           --          (3,970)          (687)
       Class R.............             --            --              --             --
       Class Y.............       (157,768)     (167,253)       (111,079)       (84,013)
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --
     Net realized gains
       Class A.............     (5,345,540)           --      (5,581,952)       (37,356)
       Class B.............        (52,733)           --        (136,327)        (1,386)
       Class C.............        (60,378)           --        (135,332)          (965)
       Class R.............             --            --              --             --
       Class Y.............     (2,731,265)           --        (947,803)        (6,800)
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --

------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS......     (8,540,135)     (383,827)     (7,438,884)      (496,445)
------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations
  and distributions........    (27,831,679)   17,749,316     (29,136,480)    17,292,095
------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
     Proceeds from sale of
       shares
       Class A.............      5,618,031     5,963,077      24,427,339     13,394,568
       Class B.............            500        28,416          35,838        230,038
       Class C.............        262,313       256,180       1,016,581        203,782
       Class R.............         10,000            --          10,000             --
       Class Y.............      3,067,750     2,358,802       3,470,046        861,027
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --
     Value of distributions
       reinvested
       Class A.............      5,249,160       206,409       5,972,176        387,653
       Class B.............         51,935            --         131,139          3,329
       Class C.............         60,509            --         139,270          1,464
       Class R.............             --            --              --             --
       Class Y.............      2,889,030       167,253       1,058,881         90,813
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --
     Proceeds from short-
       term trading fees
       Class A.............             --            --             224          6,855
       Class B.............             --            --               3            227
       Class C.............             --            --               7            160
       Class R.............             --            --              --             --
       Class Y.............             --            --              38          1,249
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --
     Cost of shares
       redeemed
       Class A.............     (6,109,435)   (5,172,945)    (15,237,764)   (11,338,452)
       Class B.............       (144,708)     (247,430)       (529,102)      (688,697)
       Class C.............        (74,889)     (189,871)       (293,541)      (303,187)
       Class R.............             --            --              --             --
       Class Y.............     (3,949,240)   (3,755,886)     (1,839,699)      (872,273)
       Retail Class........             --            --              --             --
       Institutional
          Class............             --            --              --             --

------------------------------------------------------------------------------------------
     Net increase
       (decrease) from
       shares
       transactions........      6,930,956      (385,995)     18,361,436      1,978,556
------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)
     IN NET ASSETS.........    (20,900,723)   17,363,321     (10,775,044)    19,270,651

NET ASSETS
     Beginning of period...     76,518,618    59,155,297      70,017,882     50,747,231
------------------------------------------------------------------------------------------
     End of period.........   $ 55,617,895   $76,518,618    $ 59,242,838   $ 70,017,882
------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION
  IN EXCESS OF) NET
  INVESTMENTS INCOME, (END
  OF PERIOD)...............   $    837,186   $   403,370    $  1,333,164   $    674,193




See Notes to Financial Statements.


                                       GE                              GE                                GE               GE
                                  PREMIER                       STRATEGIC                        GOVERNMENT       SHORT-TERM
                            GROWTH EQUITY                      INVESTMENT                        SECURITIES       GOVERNMENT
                                     FUND                            FUND                              FUND             FUND
          Year Ended         Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
         September 30,     September 30,    September 30,    September 30,    September 30,    September 30,    September 30,
             2008               2007             2008             2007             2008             2007             2008
------------------------------------------------------------------------------------------------------------------------------


         $   (106,787)      $   (465,719)    $  2,615,485     $  2,902,503     $  4,239,600     $  5,022,764     $  3,664,545


           12,522,159         29,500,022        7,320,140       15,616,280        4,720,332          155,038        1,303,877



          (51,065,268)        13,198,572      (39,713,336)      11,353,343       (1,338,216)         425,220       (1,107,056)

------------------------------------------------------------------------------------------------------------------------------
          (38,649,896)        42,232,875      (29,777,711)      29,872,126        7,621,716        5,603,022        3,861,366
------------------------------------------------------------------------------------------------------------------------------


                   --                 --       (2,338,076)      (2,745,839)      (4,208,093)      (4,971,204)      (1,389,679)
                   --                 --         (109,989)        (193,949)         (22,248)         (38,802)         (72,693)
                   --                 --         (168,905)        (167,965)         (11,327)         (12,403)         (81,094)
                   --                 --               --               --               --               --             (205)
                   --           (321,790)        (104,868)         (97,556)              --               --       (2,113,890)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

          (19,864,337)       (31,401,919)     (12,164,635)     (10,479,807)              --               --               --
           (1,213,763)        (2,416,931)      (1,144,862)      (1,192,689)              --               --               --
           (3,053,551)        (5,643,591)      (1,368,616)      (1,031,189)              --               --               --
                   --                 --               --               --               --               --               --
             (863,629)        (7,698,309)        (473,604)        (332,456)              --               --               --
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------
          (24,995,280)       (47,482,540)     (17,873,555)     (16,241,450)      (4,241,668)      (5,022,409)      (3,657,561)
------------------------------------------------------------------------------------------------------------------------------

          (63,645,176)        (5,249,665)     (47,651,226)      13,630,676        3,380,048          580,613          203,805
------------------------------------------------------------------------------------------------------------------------------


           56,336,956         31,641,630       15,933,141        9,377,893        2,964,685        2,169,917        7,847,189
                6,565            106,443           94,627          343,958               --           38,489           61,135
            2,238,207          3,132,945        4,436,699        2,679,185          275,915           89,334        1,221,733
               10,000                 --           10,000               --               --               --           10,000
            1,240,790          4,868,128        2,302,872        2,820,789               --               --          594,827
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

           19,278,496         30,623,910       13,441,108       12,251,366        3,212,204        3,700,931        1,322,828
            1,166,244          2,235,118        1,218,678        1,314,234           19,435           33,465           69,384
            2,857,072         15,482,707        1,480,572        1,113,153           10,178           10,382           75,665
                   --                 --               --               --               --               --              205
              813,874          7,641,629          578,472          430,012               --               --        2,113,718
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

                   35                 (3)              --               --               --               --              106
                  107                 (1)              --               --               --               --               28
                    1                  1               --               --               --               --               --
                   --                 --               --               --               --               --               --
                    3                  3               --               --               --               --               --
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

          (77,448,443)       (69,135,738)     (22,572,443)     (17,857,763)     (14,816,523)     (19,342,859)      (6,908,042)
           (4,870,182)        (5,678,389)      (3,797,858)      (3,687,100)        (351,297)        (647,312)      (1,611,045)
           (9,713,727)       (15,761,186)      (2,398,776)      (3,059,536)        (183,003)        (223,495)      (1,035,002)
                   --                 --               --               --               --               --               --
          (11,267,422)       (60,304,280)      (1,354,991)      (1,184,154)              --               --         (136,797)
                   --                 --               --               --               --               --               --
                   --                 --               --               --               --               --               --

------------------------------------------------------------------------------------------------------------------------------

          (19,351,424)       (65,147,083)       9,372,101        4,542,037       (8,868,406)     (14,171,148)       3,625,932
------------------------------------------------------------------------------------------------------------------------------
          (82,996,600)       (70,396,748)     (38,279,165)      18,172,713       (5,488,358)     (13,590,535)       3,829,737


          276,403,780        346,800,528      182,037,579      163,864,866      120,829,983      134,420,518       99,407,126
------------------------------------------------------------------------------------------------------------------------------
         $193,407,180       $276,403,780     $143,758,414     $182,037,579     $115,341,625     $120,829,983     $103,236,863
------------------------------------------------------------------------------------------------------------------------------

         $    150,561       $    257,348     $  2,126,659     $  2,247,573     $    (41,368)    $    (35,815)    $    112,813

                 GE                                                               GE                                      GE
         SHORT-TERM                                GE                          FIXED                                   MONEY
         GOVERNMENT                        TAX-EXEMPT                         INCOME                                  MARKET
               FUND                              FUND                           FUND                                    FUND
         Year Ended       Year Ended       Year Ended       Year Ended       Year Ended        Year Ended          Year Ended
       September 30,    September 30,    September 30,    September 30,    September 30,      September 30,       September 30,
            2007             2008             2007             2008             2007              2008                2007
---------------------------------------------------------------------------------------------------------------------------------


        $ 4,283,000      $ 1,188,958      $ 1,065,550      $  5,837,182     $  7,318,019     $    14,583,617      $ 11,692,667
            198,274         (174,960)        (293,625)          889,017           15,815            (174,312)               --

            231,222       (1,331,688)        (208,971)       (5,635,846)        (616,502)                 --                --

---------------------------------------------------------------------------------------------------------------------------------
          4,712,496         (317,690)         562,954         1,090,353        6,717,332          14,409,305        11,692,667
---------------------------------------------------------------------------------------------------------------------------------


         (1,610,600)      (1,171,268)      (1,032,016)       (5,077,403)      (6,377,711)                 --       (11,692,547)
           (148,915)          (9,967)         (23,379)          (39,510)         (79,569)                 --                --
           (122,269)          (6,275)          (8,658)          (36,973)         (50,127)                 --                --
                 --               --               --              (242)              --                  --                --
         (2,366,785)          (1,448)          (1,497)         (669,663)        (803,508)                 --                --
                 --               --               --                --               --          (6,531,679)               --
                 --               --               --                --               --          (8,051,938)               --

                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --

---------------------------------------------------------------------------------------------------------------------------------
         (4,248,569)      (1,188,958)      (1,065,550)       (5,823,791)      (7,310,915)        (14,583,617)      (11,692,547)
---------------------------------------------------------------------------------------------------------------------------------

            463,927       (1,506,648)        (502,596)       (4,733,438)        (593,583)           (174,312)              120
---------------------------------------------------------------------------------------------------------------------------------


          7,081,974        6,588,658        8,355,236        12,375,108        7,020,720                  --       118,407,016
            105,213               --            2,525            15,104          180,400                  --                --
            151,997           33,657           22,977           156,807          135,598                  --                --
                 --               --               --            10,000               --                  --                --
          1,693,557               --               --         3,254,099        1,927,947                  --                --
                 --               --               --                --               --          96,040,825                --
                 --               --               --                --               --       4,159,818,386                --

          1,419,895          940,937          753,176         4,508,705        5,439,459                  --        11,042,955
            113,174            6,989           15,923            34,551           68,649                  --                --
            102,914            3,838            5,094            32,165           42,737                  --                --
                 --               --               --               242               --                  --                --
          2,366,752            1,448            1,497           669,582          803,508                  --                --
                 --               --               --                --               --           6,130,237                --
                 --               --               --                --               --           8,048,785                --

                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --
                 --               --               --                --               --                  --                --

         (7,650,468)      (4,500,859)      (5,519,244)      (18,239,132)     (21,261,004)                 --       (78,343,049)
         (1,558,069)        (327,306)        (368,828)         (695,950)        (847,658)                 --                --
         (1,238,947)         (48,527)        (159,545)         (340,241)        (302,842)                 --                --
                 --               --               --                --               --                  --                --
            (23,809)              --               --        (4,712,016)      (3,331,532)                 --                --
                 --               --               --                --               --        (163,971,070)               --
                 --               --               --                --               --      (3,484,909,780)               --

---------------------------------------------------------------------------------------------------------------------------------

          2,564,183        2,698,835        3,108,811        (2,930,976)     (10,124,018)        621,157,383        51,106,922
---------------------------------------------------------------------------------------------------------------------------------
          3,028,110        1,192,187        2,606,215        (7,664,414)     (10,717,601)        620,983,071        51,107,042


         96,379,016       30,181,154       27,574,939       138,275,916      148,993,517         265,439,750       214,332,708
---------------------------------------------------------------------------------------------------------------------------------
        $99,407,126      $31,373,341      $30,181,154      $130,611,502     $138,275,916     $   886,422,821      $265,439,750
---------------------------------------------------------------------------------------------------------------------------------

        $   105,829      $    50,587      $    50,587      $    839,094     $    800,434     $           120      $        120

                                                           GE                            GE                              GE
  Statements of Changes                                  U.S.                    CORE VALUE                       SMALL-CAP
  in Net Assets (continued)                            EQUITY                        EQUITY                          EQUITY
  Changes in Fund Shares                                 FUND                          FUND                            FUND

                                       Year Ended     Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                                          2008           2007           2008           2007           2008           2007
-----------------------------------------------------------------------------------------------------------------------------
CLASS A:
Shares sold........................       610,558      1,023,263        595,818      1,539,003        608,213        465,647
Issued for distribution
  reinvested.......................     1,162,708      1,202,528        865,693        459,277        814,056        517,965
Shares redeemed....................    (1,553,626)    (1,991,504)    (1,150,319)    (2,424,626)    (1,111,015)    (1,032,082)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................       219,640        234,287        311,192       (426,346)       311,254        (48,470)
-----------------------------------------------------------------------------------------------------------------------------

CLASS B:
Shares sold........................            80          4,046             25         13,752            523         22,100
Issued for distribution
  reinvested.......................        16,525         25,970         46,669         28,883        126,220        104,206
Shares redeemed....................       (79,853)       (98,976)      (108,986)      (168,800)      (338,724)      (305,915)

-----------------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares......       (63,248)       (68,960)       (62,292)      (126,165)      (211,981)      (179,609)
-----------------------------------------------------------------------------------------------------------------------------

CLASS C:
Shares sold........................         7,363          9,214          3,410          8,739         42,460         81,573
Issued for distribution
  reinvested.......................        24,845         30,551         27,296         12,133        126,745         72,292
Shares redeemed....................       (49,113)       (73,004)       (24,644)       (37,754)      (168,829)      (159,649)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................       (16,905)       (33,239)         6,062        (16,882)           376         (5,784)
-----------------------------------------------------------------------------------------------------------------------------

CLASS R:
Shares sold........................           398             --          1,035             --            864             --
Issued for distribution
  reinvested.......................            --             --             --             --             --             --
Shares redeemed....................            --             --             --             --             --             --

-----------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares........           398             --          1,035             --            864             --
-----------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold........................       509,986        473,518            939             --         69,369         19,561
Issued for distribution
  reinvested.......................       549,433        505,996              2              1        112,407         69,829
Shares redeemed....................      (485,604)      (402,441)            --             --       (336,131)      (330,573)

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................       573,815        577,073            941              1       (154,355)      (241,183)
-----------------------------------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold........................            --             --             --             --             --             --
Issued for distribution
  reinvested.......................            --             --             --             --             --             --
Shares redeemed....................            --             --             --             --             --             --

-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................            --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:...............            --             --             --             --             --             --
Shares sold........................            --             --             --             --             --             --
Issued for distribution
  reinvested.......................            --             --             --             --             --             --
Shares redeemed....................            --             --             --             --             --             --

-----------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares........            --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------
                                                           GE                                GE
  Statements of Changes                                GLOBAL                     INTERNATIONAL
  in Net Assets (continued)                            EQUITY                            EQUITY
  Changes in Fund Shares                                 FUND                              FUND
                                       Year Ended     Year Ended     Year Ended     Year Ended
                                     September 30,  September 30,  September 30,  September 30,
                                          2008           2007           2008           2007
--------------------------------------------------------------------------------------------------
CLASS A:
Shares sold........................      202,993        209,123      1,170,983        620,443
Issued for distribution
  reinvested.......................      189,706          7,757        273,702         18,956
Shares redeemed....................     (232,357)      (183,590)      (739,607)      (524,650)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................      160,342         33,290        705,078        114,749
--------------------------------------------------------------------------------------------------

CLASS B:
Shares sold........................           21          1,160          1,811         12,253
Issued for distribution
  reinvested.......................        2,060             --          6,467            174
Shares redeemed....................       (6,065)        (9,504)       (26,972)       (34,435)

--------------------------------------------------------------------------------------------------
Net (decrease) in fund shares......       (3,984)        (8,344)       (18,694)       (22,008)
--------------------------------------------------------------------------------------------------

CLASS C:
Shares sold........................       10,052          8,968         52,287         10,141
Issued for distribution
  reinvested.......................        2,384             --          6,837             76
Shares redeemed....................       (2,913)        (7,153)       (15,621)       (15,148)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................        9,523          1,815         43,503         (4,931)
--------------------------------------------------------------------------------------------------

CLASS R:
Shares sold........................          385             --            485             --
Issued for distribution
  reinvested.......................           --             --             --             --
Shares redeemed....................           --             --             --             --

--------------------------------------------------------------------------------------------------
Net increase in fund shares........          385             --            485
--------------------------------------------------------------------------------------------------

CLASS Y:
Shares sold........................      111,680         85,107        162,191         39,341
Issued for distribution
  reinvested.......................      104,072          6,269         48,000          4,400
Shares redeemed....................     (149,226)      (132,192)       (78,127)       (39,427)

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................       66,526        (40,816)       132,064          4,314
--------------------------------------------------------------------------------------------------

RETALL CLASS:
Shares sold........................           --             --             --             --
Issued for distribution
  reinvested.......................           --             --             --             --
Shares redeemed....................           --             --             --             --

--------------------------------------------------------------------------------------------------
Net increase (decrease) in fund
  shares...........................           --             --             --             --
--------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS:...............           --             --             --             --
Shares sold........................           --             --             --             --
Issued for distribution
  reinvested.......................           --             --             --             --
Shares redeemed....................           --             --             --             --

--------------------------------------------------------------------------------------------------
Net increase in fund shares........           --             --             --             --
--------------------------------------------------------------------------------------------------





See Notes to Financial Statements.


                                GE                            GE                              GE                              GE
                           PREMIER                     STRATEGIC                      GOVERNMENT                      SHORT-TERM
                     GROWTH EQUITY                    INVESTMENT                      SECURITIES                      GOVERNMENT
                              FUND                          FUND                            FUND                            FUND
                                                        Year Ended
         Year Ended      Year Ended      Year Ended     September      Year Ended      Year Ended      Year Ended      Year Ended
       September 30,   September 30,   September 30,       30,       September 30,   September 30,   September 30,   September 30,
            2008            2007            2008           2007           2008            2007            2008            2007
----------------------------------------------------------------------------------------------------------------------------------

          2,338,638       1,202,547        684,277        369,034         332,532         254,047        691,247         629,670
            816,036       1,216,200        564,990        508,778         362,470         433,814        116,586         126,270
         (3,313,652)     (2,598,626)      (954,140)      (703,904)     (1,676,453)     (2,269,762)      (609,568)       (680,703)

----------------------------------------------------------------------------------------------------------------------------------
           (158,978)       (179,879)       295,127        173,908        (981,451)     (1,581,901)       198,265          75,237
----------------------------------------------------------------------------------------------------------------------------------


                274           4,313          4,348         14,333              --           4,478          5,382           9,380
             54,934          96,968         53,055         56,357           2,174           3,889          6,123          10,082
           (234,308)       (233,905)      (169,913)      (150,055)        (39,265)        (75,219)      (142,222)       (138,779)

----------------------------------------------------------------------------------------------------------------------------------
           (179,100)       (132,624)      (112,510)       (79,365)        (37,091)        (66,852)      (130,717)       (119,317)
----------------------------------------------------------------------------------------------------------------------------------


            104,090         129,239        201,421        110,933          30,862          10,326        108,143          13,545
            134,517         237,758         66,513         48,994           1,130           1,203          6,676           9,166
           (457,423)       (645,478)      (109,237)      (128,616)        (20,172)        (25,951)       (91,352)       (110,313)

----------------------------------------------------------------------------------------------------------------------------------
           (218,816)       (278,481)       158,697         31,311          11,820         (14,422)        23,467         (87,602)
----------------------------------------------------------------------------------------------------------------------------------


                451              --            440             --              --              --            876              --
                 --              --             --             --              --              --             18              --
                 --              --             --             --              --              --             --              --

----------------------------------------------------------------------------------------------------------------------------------
                451              --            440             --              --              --            894              --
----------------------------------------------------------------------------------------------------------------------------------


             52,104         183,467         99,172        112,119              --              --         52,548         151,078
             33,841         299,437         24,083         17,703              --              --        186,900         211,164
           (435,900)     (2,226,209)       (57,598)       (47,001)             --              --        (12,069)         (2,127)

----------------------------------------------------------------------------------------------------------------------------------
           (349,955)     (1,743,305)        65,657         82,821              --              --        227,379         360,115
----------------------------------------------------------------------------------------------------------------------------------

                 --              --             --             --              --              --             --              --
                 --              --             --             --              --              --             --              --
                 --              --             --             --              --              --             --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --              --             --             --              --              --             --              --
----------------------------------------------------------------------------------------------------------------------------------


                 --              --             --             --              --              --             --              --
                 --              --             --             --              --              --             --              --
                 --              --             --             --              --              --             --              --

----------------------------------------------------------------------------------------------------------------------------------
                 --              --             --             --              --              --             --              --
----------------------------------------------------------------------------------------------------------------------------------
                                                              GE                                GE
                                GE                         FIXED                             MONEY
                        TAX-EXEMPT                        INCOME                            MARKET
                              FUND                          FUND                              FUND
        Year Ended      Year Ended       Year Ended      Year Ended      Year Ended       Year Ended
      September 30,   September 30,    September 30,   September 30,   September 30,    September 30,
           2008            2007             2008            2007            2008             2007
------------------------------------------------------------------------------------------------------

          576,606         728,965         1,035,448         590,429                --             --
           83,073          65,546           379,196         457,463                --             --
         (396,504)       (479,825)       (1,536,209)     (1,786,489)               --             --

------------------------------------------------------------------------------------------------------
          263,175         314,686          (121,565)       (738,597)               --             --
------------------------------------------------------------------------------------------------------


               --             217             1,257          15,228                --             --
              615           1,384             2,898           5,770                --             --
          (28,553)        (32,217)          (58,211)        (71,446)               --             --

------------------------------------------------------------------------------------------------------
          (27,938)        (30,616)          (54,056)        (50,448)               --             --
------------------------------------------------------------------------------------------------------


            2,992           1,986            13,122          11,388                --             --
              339             444             2,699           3,590                --             --
           (4,253)        (13,773)          (28,780)        (25,418)               --             --

------------------------------------------------------------------------------------------------------
             (922)        (11,343)          (12,959)        (10,440)               --             --
------------------------------------------------------------------------------------------------------


               --              --               824              --                --             --
               --              --                21              --                --             --
               --              --                --              --                --             --

------------------------------------------------------------------------------------------------------
               --              --               845              --                --             --
------------------------------------------------------------------------------------------------------


               --              --           274,117         162,565                --             --
              119             120            56,340          67,594                --             --
               --              --          (398,933)       (282,094)               --             --

------------------------------------------------------------------------------------------------------
              119             120           (68,476)        (51,935)               --             --
------------------------------------------------------------------------------------------------------

               --              --                --              --        96,036,796    118,407,016
               --              --                --              --         6,130,237     11,042,955
               --              --                --              --      (163,971,069)   (78,343,049)

------------------------------------------------------------------------------------------------------
               --              --                --              --       (61,804,036)    51,106,922
------------------------------------------------------------------------------------------------------


               --              --                --              --     4,159,818,386             --
               --              --                --              --         8,048,785             --
               --              --                --              --    (3,484,909,780)            --

------------------------------------------------------------------------------------------------------
               --              --                --              --       682,957,391             --
------------------------------------------------------------------------------------------------------

                                                              September 30, 2008

Notes to Financial Statements

1. ORGANIZATION OF THE FUNDS

GE Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1992, and is authorized to issue an unlimited number of shares. It comprises sixteen portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: GE U.S. Equity Fund, GE Core Value Equity Fund (Formerly, GE Value Equity Fund), GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund and GE Money Market Fund. Each GE Fund (other than the GE Government Securities Fund, GE Tax-Exempt Fund and the GE Money Market Fund) currently offers four share classes to investors, namely Class A, Class C, Class R and Class Y shares. The GE Tax-Exempt Fund currently offers three share classes to investors, namely Class A, Class C and Class Y shares, the GE Government Securities Fund currently offers two share classes to investors, namely Class A and Class C shares, and the GE Money Market Fund currently offers two share classes to investors, namely the Retail Class and the Institutional Class shares. As of January 29, 2007, Class B shares of all Funds were closed to new investments.

Maximum Sales Load Imposed on Purchases of Class A Shares (as a percentage of offering price):




5.75%                             4.25%                              2.50%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund      GE Short-Term Government Fund

GE Core Value Equity Fund         GE Tax-Exempt Fund

GE Small-Cap Equity Fund          GE Fixed Income Fund

GE Global Equity Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund



There is no front-end sales load imposed on individual purchases of Class A shares of $1 million or more. The front-end sales charge is also waived in other instances as described in the Funds' prospectus. Purchases of $1 million or more of Class A shares at net asset value are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase.

                                                              September 30, 2008

Notes to Financial Statements

Maximum Contingent Deferred Sales Charges imposed on redemptions of Class B shares (as a percentage of redemption proceeds) within the first year are:




4.00%                             3.00%

-----------------------------------------------------------------------------------------------------

GE U.S. Equity Fund               GE Government Securities Fund

GE Core Value Equity Fund         GE Short-Term Government Fund

GE Small-Cap Equity Fund          GE Tax-Exempt Fund

GE Global Equity Fund             GE Fixed Income Fund

GE International Equity Fund

GE Premier Growth Equity Fund

GE Strategic Investment Fund



The contingent deferred sales charge for Class B redemptions for all Funds are as follows: within the second year -- 3.00%; within the third year -- 2.00%; within the fourth year -- 1.00% and within the fifth year and thereafter -- 0.00%.

The maximum contingent deferred sales charge imposed on Class C (level load) redemptions for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or contingent deferred sales charges are assessed by the Trust with respect to the Retail Class and Institutional Class shares of the GE Money Market Fund or Class R and Class Y shares of all Funds.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS. A Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations. Municipal obligations are valued at the quoted bid prices.

A Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price.

All portfolio securities of the GE Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair" value. Those procedures require that the fair value of a

                                                              September 30, 2008

Notes to Financial Statements


security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these valuation procedures will always better represent the price at which a Fund could sell the affected portfolio security.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPURCHASE AGREEMENTS Each of the Funds may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned

                                                              September 30, 2008

Notes to Financial Statements


securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities

                                                              September 30, 2008

Notes to Financial Statements


purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies, certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date. For sales commitments, the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which

                                                              September 30, 2008

Notes to Financial Statements


they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

At September 30, 2008 information on the tax cost of investments is as follows:

                                                                                            Net Tax
                                                                                         Appreciation/
                                                                                         (Depreciation)  Undistributed
                                Cost of                                     Net Tax     on Derivatives,     Ordinary
                              Investments    Gross Tax      Gross Tax    Appreciation/      Currency        Income/
                                for Tax     Unrealized     Unrealized   (Depreciation)     and Other      (Accumulated
                                Purposes   Appreciation   Depreciation  on Investments     Net Assets    Ordinary Loss
                              ----------------------------------------------------------------------------------------
GE U.S. Equity Fund           384,842,999   18,349,816     (49,245,280)   (30,895,464)         (124)       2,667,828
GE Core Value Equity Fund      48,539,126    1,529,872      (5,313,489)    (3,783,617)           --          263,297
GE Small-Cap Equity Fund       57,800,895    2,834,287      (6,849,611)    (4,015,324)           --           77,376
GE Global Equity Fund          60,053,809    3,892,155      (8,182,544)    (4,290,389)       (4,285)         828,925
GE International Equity Fund   67,249,104    1,723,844     (10,438,506)    (8,714,662)       18,277        1,359,522
GE Premier Growth Equity
  Fund                        207,939,900   14,214,592     (27,655,869)   (13,441,277)           --          370,827
GE Strategic Investment Fund  164,103,318    5,971,120     (18,829,540)   (12,858,420)       (3,798)       1,989,937
GE Government Securities
  Fund                        129,214,300    1,765,281      (2,174,660)      (409,379)           --          (36,799)
GE Short-Term Government
  Fund                        113,250,252      460,515      (1,989,161)    (1,526,646)           --          112,813
GE Tax-Exempt Fund             31,997,466      506,938      (1,360,742)      (853,804)           --           45,151
GE Fixed Income Fund          183,205,590      669,004      (9,271,445)    (8,602,441)           (3)         839,094
GE Money Market Fund          890,608,027           --              --             --            --              120
                               Undistributed      Post
                                 Long-Term      October
                                  Gains/         Losses
                               (Accumulated   (see Detail
                              Ordinary Loss)     Below)
                              ---------------------------
GE U.S. Equity Fund              3,815,389             --
GE Core Value Equity Fund          468,424             (3)
GE Small-Cap Equity Fund         4,145,635             --
GE Global Equity Fund            1,794,848         (6,306)
GE International Equity Fund     6,449,076        (45,063)
GE Premier Growth Equity
  Fund                           9,876,517             --
GE Strategic Investment Fund     7,302,415         (9,957)
GE Government Securities
  Fund                          (2,107,598)        (4,569)
GE Short-Term Government
  Fund                          (2,263,666)            --
GE Tax-Exempt Fund                (510,551)      (177,350)
GE Fixed Income Fund            (2,454,522)    (1,114,744)
GE Money Market Fund                  (120)      (174,312)


As of September 30, 2008, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2008, there were $33,942 and 9,007,808 capital loss carryover expirations for the GE Tax-Exempt Fund and the GE Government Securities Fund respectively. During the year ended September 30, 2008, GE Government Securities Fund, GE Short-Term Government Fund and the GE Fixed Income Fund utilized capital loss carryovers in the amounts of $4,712,909 1,119,420 and $1,911,091 respectively.

Fund                                                           Amount              Expires
------------------------------------------------------------------------------------------
GE Government Securities Fund                                $  357,554           09/30/14
                                                              1,750,044           09/30/15
GE Short-Term Government Fund                                   229,055           09/30/14
                                                              2,034,611           09/30/15
GE Tax-Exempt Fund                                              115,020           09/30/09
                                                                  5,270           09/30/11
                                                                 14,537           09/30/12
                                                                 47,679           09/30/14
                                                                 38,829           09/30/15
                                                                289,216           09/30/16
GE Fixed Income Fund                                          2,454,522           09/30/15
GE Money Market Fund                                                120           09/30/10

                                                              September 30, 2008

Notes to Financial Statements

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2007 as follows:

Fund                                                           Capital            Currency
------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                          $       --            $    --
GE Core Value Equity Fund                                            --                  3
GE Small-Cap Equity Fund                                             --                 --
GE Global Equity Fund                                                --              6,306
GE International Equity Fund                                         --             45,063
GE Premier Growth Equity Fund                                        --                 --
GE Strategic Investment Fund                                         --              9,957
GE Government Securities Fund                                        --              4,569
GE Short-Term Government Fund                                        --                 --
GE Tax-Exempt Fund                                              177,350                 --
GE Fixed Income Fund                                          1,114,744                 --
GE Money Market Fund                                            174,312                 --


The tax composition of distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

                                    Year ended September 30, 2008              Year ended September 30, 2007
                              ----------------------------------------   ----------------------------------------
                                Exempt       Ordinary      Long-Term       Exempt       Ordinary      Long-Term
                               Interest       Income     Capital Gains    Interest       Income     Capital Gains
-----------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund           $       --   $ 7,637,700    $40,124,310    $       --   $10,697,226    $40,159,560
GE Core Value Equity Fund             --     1,455,388      8,561,862            --       762,774      5,189,716
GE Small-Cap Equity Fund              --     1,904,931     12,965,990            --       603,584     11,164,264
GE Global Equity Fund                 --       517,395      8,022,740            --       383,827             --
GE International Equity Fund          --       735,051      6,703,833            --       449,938         46,507
GE Premier Growth Equity
  Fund                                --     1,144,716     23,850,564            --     2,037,265     45,445,275
GE Strategic Investment Fund          --     3,866,099     14,007,456            --     3,348,885     12,892,565
GE Government Securities
  Fund                                --     4,241,668             --            --     5,022,409             --
GE Short-Term Government
  Fund                                --     3,657,561             --            --     4,248,569             --
GE Tax-Exempt Fund             1,138,472        50,486             --     1,026,789        38,761             --
GE Fixed Income Fund                  --     5,823,791             --            --     7,310,915
GE Money Market Fund                  --    14,583,617             --            --    11,692,547             --


DISTRIBUTIONS TO SHAREHOLDERS GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications

                                                              September 30, 2008

Notes to Financial Statements

are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended September 30, 2008 were as follows:

                                                Undistributed    Accumulated
                                               Net Investment   Net Realized   Unrealized     Paid in
                                                   Income           Gain          Gain        Capital
------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                 (2,480)           2,480          --             --
GE Core Value Equity Fund                               (3)               3          --             --
GE Small-Cap Equity Fund                            79,270          (79,270)     (7,150)         7,150
GE Global Equity Fund                               (4,120)           4,120          --             --
GE International Equity Fund                      (142,643)         142,643          --             --
GE Premier Growth Equity Fund                           --               --          --             --
GE Strategic Investment Fund                       (14,561)          14,561          --             --
GE Government Securities Fund                       (3,485)       9,011,293          --     (9,007,808)
GE Short-Term Government Fund                           --               --          --             --
GE Tax-Exempt Fund                                      --           33,942          --        (33,942)
GE Fixed Income Fund                                25,269          (25,269)         --             --
GE Money Market Fund                                    --               --          --             --


On October 1, 2007, the Fund adopted FIN 48, "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. The adoption of FIN 48 did not have an impact on the Fund's net assets and financial statements. The Funds' 2005, 2006, 2007 and 2008 calendar years tax returns are still open to examination by the Federal and applicable state tax authorities.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium on bonds to call or maturity date, whichever is shorter, using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

SHORT-TERM TRADING (REDEMPTION) FEES Shares held in the GE Global Equity Fund and GE International Equity Fund less than 90 days are subject to a short-term trading fee equal to 2.00% of the proceeds of the redeemed shares. These fees, which are retained by a Fund, are accounted for as an addition to paid-in capital.

FAS 161 On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting

                                                              September 30, 2008

Notes to Financial Statements


statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of September 30, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

3. LINE OF CREDIT

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street, which was established November 7, 2007. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Trust during the period ended September 30, 2008.

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES Compensation to GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. GEAM agreed in writing to limit other operating expenses (exclusive of advisory, administration and distribution fees) of each class of certain funds on an annualized basis to the levels stated in the schedule below through January 29, 2009. Had these fees and expenses not been absorbed, the returns (and/or yields) would have been lower. These agreements may be renewed or discontinued without notice in the future.


                                                    Annualized based on average daily net asset
                                                   ---------------------------------------------
                                                       Advisory and              Other Operating
                                                   Administration Fees           Expense Limits*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                       0.40%                        0.50%
GE Core Value Equity Fund                                 0.55%                        0.37%
GE Small-Cap Equity Fund                                  0.95%**                      0.75%
GE Global Equity Fund                                     0.75%                        0.75%
GE International Equity Fund                              0.80%***                     0.29%
GE Premier Growth Equity Fund                             0.60%***                     0.50%
GE Strategic Investment Fund                              0.35%                        0.40%
GE Government Securities Fund                             0.40%                        0.30%
GE Short-Term Government Fund                             0.30%***                     0.30%
GE Tax-Exempt Fund                                        0.35%                        0.27%
GE Fixed Income Fund                                      0.35%                        0.30%
GE Money Market Fund                                      0.25%                        0.25%



     * GEAM has agreed to assume certain other operating expenses of the Fund to maintain expense levels at or below predetermined limits. These expense limitations for each fund will remain in effect through January 29, 2009.

                                                              September 30, 2008

Notes to Financial Statements


    ** The Advisory and Administration Fee shown for the GE Small-Cap Equity
       Fund became effective on October 1, 2008. Prior to this date, the GE Small-Cap Equity Fund's Advisory and Administration Fee was 0.70%.
   *** With respect to these Funds, administration fees (amounting to .05%) are imposed pursuant to a separate agreement.

GEAM is entitled to seek reimbursement of operating expenses absorbed by GEAM, up to 3 years from the date the expenses were incurred (as long as these reimbursements do not cause the Fund's expenses to exceed the limit). As of September 30, 2008, the following Funds have expenses eligible for reimbursement as detailed below:

                                       Expenses                                                  Total Expenses
                                     Eligible For       Expenses       Expenses                   Eligilbe for
                                    Recoupment --       Waived --     Recouped --   Expenses      Recoupment --
Fund                              Beginning of Year   Current Year   Current Year    Expired   September 30, 2008
-----------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund              $  6,590          $86,634       $     --     $   (909)         92,315
GE Small-Cap Equity Fund                     --            6,183         (4,779)          --           1,404
GE International Equity Fund                 --           99,025             --           --          99,025
GE Strategic Investment Fund                 --           14,569             --           --          14,569
GE Government Securities Fund             9,425           19,278        (28,703)          --              --
GE Short-Term Government Fund            65,299            1,141           (139)     (49,416)         16,885
GE Tax Exempt Fund                      147,523           81,387             --      (31,703)        197,207
GE Fixed Income Fund                    127,865            8,417             --      (15,765)        120,517


The expenses eligible for recoupment at September 30, 2008 are set to expire as follows:

                                                Expires
Fund                             Amounts     September 30,
-----------------------------------------------------------
GE Core Value Equity Fund        $ 2,264          2009
                                   3,417          2010
                                  86,634          2011
GE Small-Cap Equity Fund           1,404          2011
GE International Equity Fund      99,025          2011
GE Strategic Investment Fund      14,569          2011
GE Short-Term Government Fund     15,385          2009
                                     360          2010
                                   1,141          2011
GE Tax Exempt Fund                48,327          2009
                                  67,493          2010
                                  81,387          2011
GE Fixed Income Fund              97,022          2009
                                  15,078          2010
                                   8,417          2011

                                                              September 30, 2008

Notes to Financial Statements

The Funds paid the following fees to GEAM for advisory and administrative services for the period ended September 30, 2008. All other administrative fees were paid to either GENPACT as noted below, or State Street Bank & Trust Co.




                                                                            Advisory and

Fund                                                                    Administrative Fees

-------------------------------------------------------------------------------------------

GE U.S. Equity Fund                                                          $1,649,925

GE Core Value Equity Fund                                                       284,908

GE Small-Cap Equity Fund                                                        469,573

GE Global Equity Fund                                                           534,833

GE International Equity Fund                                                    577,172

GE Premier Growth Equity Fund                                                 1,425,629

GE Strategic Investment Fund                                                    583,693

GE Government Securities Fund                                                   476,811

GE Short-Term Government Fund                                                   301,474

GE Tax-Exempt Fund                                                              112,317

GE Fixed Income Fund                                                            487,109

GE Money Market Fund                                                          1,524,087



Effective January 1, 2002, GENPACT began performing certain accounting and certain administration services not provided by GEAM. For the period ended September 30, 2008, $29,184 was charged to the Funds and was allocated pro rata across Funds and share classes based upon relative net assets.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund except the GE Money Market Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rates applicable are 0.25% for Class A shares, 1.00% for Class B shares (except GE Short-Term Government Fund which is 0.85%), 1.00% for Class C (level load) shares and 0.50% for Class R shares. Currently, Class Y shares and the GE Money Market Fund's Retail Class and Institutional Class shares are not subject to a 12b-1 fee.

GEID has agreed that once Class B shares automatically convert to Class A shares, six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust Funds), such shareholders will become subject to the 0.25% distribution and/or shareholder services fees attributable to Class A shares.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

                                                              September 30, 2008

Notes to Financial Statements

SECURITY LENDING PROGRAM GEAM administers the security lending program for the following funds: GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund. The security lending fee is based on the number and duration of lending transactions. The participation of all the other Funds in the securities lending program administered by State Street Bank and Trust Company was effectively terminated on September 21, 2007.

For the period ended September 30, 2008, the GE Government Securities Fund, GE Short-Term Government Fund and GE Fixed Income Fund paid $646,584; $540,563; and $752,185 respectively to GEAM. GEAM paid all fees received to third-party brokers.

OTHER For the period ended September 30, 2008, GEID acting as underwriter received net commissions of $46,569 from the sale of Class A shares and $26,116 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares.

5. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the GE Small-Cap Equity Fund. Effective October 1, 2008, Champlain Investment Partners, LLC, GlobeFlex Capital, LP and SouthernSun Asset Management, Inc. (collectively, the "New Sub-Advisers") together with Palisade, will manage their respective Allocated Assets of the GE Small-Cap Equity Fund. Palisade (and the New Sub-Advisers) are responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays Palisade (and the New Sub-Advisers) a monthly sub-advisory fee, which is calculated as a percentage of the average daily net assets of the Fund.

6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended September 30, 2008, were as follows:




                                    U.S. Government Securities               Other Securities
                                 -------------------------------    ----------------------------------

                                   Purchases          Sales            Purchases            Sales

------------------------------------------------------------------------------------------------------

GE U.S. Equity Fund                                                   $221,896,115       $249,080,779

GE Core Value Equity Fund                                               34,137,763         41,620,622

GE Small-Cap Equity Fund                                                40,084,597         59,433,806

GE Global Equity Fund                                                   40,338,053         41,046,327

GE International Equity Fund                                            38,811,144         27,249,465

GE Premier Growth Equity Fund                                           69,200,281        116,297,325

GE Strategic Investment Fund     $162,915,297      $164,143,970         76,840,551         86,098,049

GE Government Securities Fund     344,746,430       336,505,729          1,500,000         13,738,058

GE Short-Term Government Fund     285,091,140       270,874,244            500,000          6,781,340

GE Tax-Exempt Fund                                                       9,677,023          8,635,393

GE Fixed Income Fund              649,479,180       647,221,216         34,238,959         38,407,789



OPTIONS During the period ended September 30, 2008, there were no option contracts written.

                                                              September 30, 2008

Notes to Financial Statements

SECURITY LENDING At September 30, 2008, the following Funds participated in security lending:




                                       Loaned securities               Cash

                                 (including accrued interest)      Collateral*

--------------------------------------------------------------------------------


GE Government Securities Fund             $10,702,687              $10,988,007

GE Short-Term Government Fund               9,130,390                9,360,003

GE Fixed Income Fund                       11,933,064               12,288,066




   * Collateral was adjusted on October 1, 2008 to reflect the September 30, 2008 change in value of securities on loan.

7. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as percentage of a Fund held by certain directly and indirectly wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at September 30, 2008 were:

                                                          5% or Greater
                                                           Shareholders
                                                     -----------------------   % of Fund Held by
                                                     Number   % of Fund Held     GE Affiliates*
------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                     2           34%                0%
GE Core Value Equity Fund                               1           10%                0%
GE Global Equity Fund                                   1           33%               33%
GE International Equity Fund                            3           26%                6%
GE Premier Growth Equity Fund                           1            6%                0%
GE Strategic Investment Fund                            1            8%                0%
GE Short-Term Government Fund                           3           71%               44%
GE Fixed Income Fund                                    2           30%                0%
GE Small-Cap Equity Fund                                2           24%                0%
GE Tax Exempt Fund                                      2           30%                0%
GE Money Market Fund                                    9           69%               50%


Investment activities of these shareholders could have a material impact on the Funds.
   * Included in the 5% or Greater Shareholder Percentage.

8.  SUBSEQUENT EVENT

The GE Money Market Fund has enrolled in the U.S. Treasury Department's Temporary Guarantee Program for money market funds (the "Guarantee Program"). Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 dollar per share value of fund shares outstanding at the close of business on September 19, 2008, subject to certain terms and limitations.

Only shareholders who held shares of the GE Money Market Fund at the close of business on September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder's account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee. Further, if a shareholder closes his/her account with the Fund or broker-dealer, any future investment in the Fund will not be guaranteed.

                                                              September 30, 2008

Notes to Financial Statements

The guarantee will be triggered if the market-based net asset value of the Fund is less than $0.995, unless promptly cured (a "Guarantee Event"). If a Guarantee Event were to occur, the Fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per "covered share." The number of "covered shares" held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the Fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

The initial term of the Guarantee Program terminates on December 18, 2008, but the Treasury Department has the option to renew the Guarantee Program up to the close of business on September 18, 2009. If the Treasury Department extends the Program, the Board of Trustees of the Fund will consider whether to continue to participate.

In order to participate in the Guarantee Program during the initial term, the GE Money Market Fund has paid a participation fee of 0.01% of the Fund's net asset value as of September 19, 2008. Participation in any extension of the Guarantee Program would require payment of an additional fee, although there can be no assurance that any Fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

                             REPORT OF INDEPENDENCE

Board of Trustees and Shareholders
GE Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE U.S. Equity Fund, GE Core Value Equity Fund (formerly GE Value Equity Fund), GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund, each a series of GE Funds (collectively, the "Funds"), as of September 30, 2008 and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE U.S. Equity Fund, GE Core Value Equity Fund, GE Small-Cap Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Premier Growth Equity Fund, GE Strategic Investment Fund, GE Government Securities Fund, GE Short-Term Government Fund, GE Tax-Exempt Fund, GE Fixed Income Fund, and GE Money Market Fund as of September 30, 2008, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

                                        (KPMG LOGO)

Boston, Massachusetts
November 24, 2008

GE FUNDS
FOOTNOTE DISCLOSURES
For the year ended September 30, 2008

The following funds intend to make an election under Internal Revenue Code
Section 853. The election will allow shareholders to treat their attributable share of foreign taxes paid by the Funds to be paid by them directly. For the fiscal year ended September 30, 2008, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States and the total amount of taxes paid by the Funds follows:


                                                Total Foreign Source Income   Total Foreign Taxes Paid
------------------------------------------------------------------------------------------------------
GE Funds -- GE International Equity Fund                 $2,485,018                   $204,393


Of the dividends paid from net investment income by the GE Tax Exempt Fund for the tax period ended September 30, 2008, 95.75% represent exempt interest dividends for Federal income tax purposes.

During the year ended September 30, 2008, the following Funds paid to shareholders of record on December 19, 2007, the following long-term capital gain dividends reported on Form 1099 for 2007:


Fund                                                                     Per Share Amount
-----------------------------------------------------------------------------------------
GE Funds -- GE U.S. Equity Fund                                              $2.74146
GE Funds -- GE Global Equity Fund                                            $3.36988
GE Funds -- GE International Equity Fund                                     $2.42554
GE Funds -- GE Strategic Investment Fund                                     $2.11494
GE Funds -- GE Premier Growth Equity Fund                                    $2.44416
GE Funds -- GE Value Equity Fund                                             $1.91512
GE Funds -- GE Small Cap Equity Fund                                         $2.58767


For the fiscal year ended September 30, 2008, certain dividends paid by the fund may be subject to a maximum income tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represent the amounts that may be considered qualified dividend income:


Fund                                                                             QDI
---------------------------------------------------------------------------------------
GE Funds -- GE U.S. Equity Fund                                              $7,046,770
GE Funds -- GE Global Equity Fund                                            $  517,395
GE Funds -- GE International Equity Fund                                     $  735,051
GE Funds -- GE Strategic Investment Fund                                     $2,153,585
GE Funds -- GE Premier Growth Equity Fund                                    $1,144,716
GE Funds -- GE Value Equity Fund                                             $1,395,376
GE Funds -- GE Small Cap Equity Fund                                         $  834,364


For corporate shareholders the following represent the amounts that may be eligible for the corporate dividends received deduction:


Fund name                                                                        DRD
--------------------------------------------------------------------------------------
GE Funds -- GE U.S. Equity Fund                                                 90.59%
GE Funds -- GE Global Equity Fund                                               73.29%
GE Funds -- GE Strategic Investment Fund                                        34.09%
GE Funds -- GE Premier Growth Equity Fund                                      100.00%
GE Funds -- GE Value Equity Fund                                                95.47%
GE Funds -- GE Small Cap Equity Fund                                            43.80%


The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                                                                     (unaudited)

Advisory Agreement Renewal

The GE Funds Board (the "Board") considered and unanimously approved the restructuring of the GE Small-Cap Equity Fund ("Fund") from having a single sub-adviser to having a multi-manager Fund with several sub-advisers, at meetings held on March 12, 2008 and May 5, 2008. In connection with this restructuring, the Board, including the independent Board members, also approved an amendment to the Fund's Investment Advisory and Administration Agreement with GE Asset Management Incorporated ("GEAM"), an amended form of Investment Sub-Advisory Agreement with the Fund's sub-adviser, Palisade Capital Management, L.L.C. ("Palisade"), and a new Investment Sub-Advisory Agreement with each of the three new sub-advisers to the Fund: Champlain Investment Partners, LLC ("Champlain"), GlobeFlex Partners, LP ("GlobeFlex") and SouthernSun Asset Management, Inc. ("SouthernSun").

As previously discussed with the Board, GEAM had been concerned about the Fund's potential investment capacity constraints. GEAM was concerned that the size of the Fund could exceed the investment capacity of Palisade, the Fund's current sub-adviser. Although recent declines in the Fund's assets reduced the urgency of this concern, both GEAM and the Board believe that the Fund's proposed amendments to the Fund's current advisory and sub-advisory agreements to increase the fee rates and to provide for a multiple sub-adviser structure, and the proposed addition of three sub-advisers, are in the best interests of Fund shareholders. The Board observed that using multiple sub-advisers has important potential advantages in addition to increased investment capacity including investment style variety, potentially greater diversification and exposure to different managers.

In connection with these approvals, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analysis provided by GEAM and each of the sub-advisers. GEAM explained the specific reasons for each of its recommendations and that each of these items would need to be approved by Fund shareholders, which would involve a proxy solicitation and a special shareholder meeting. GEAM described the process and the estimated costs of such a proxy solicitation and shareholder meeting. The Board also considered detailed information regarding expenses of other investment companies, including those with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. ("Lipper"). The Board had the opportunity to ask questions and request additional information in connection with its considerations. The materials detailed, among other things, the performance history of the Fund and each of the proposed sub-advisers, the Fund's current and proposed fee structure and detailed information about each proposed sub-adviser and its respective professional staff including its investment philosophy, experience and expertise in small-cap equity investments and servicing institutional clients.

During the meetings, the Board members reviewed each of the proposals with management of GEAM and independent legal counsel. The independent Board members discussed each proposal in detail during an executive session with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. The Board members noted that the basis for their December 2007 renewal of the current advisory agreement with GEAM and sub-advisory agreement with Palisade would remain the basis for their approval of the new agreements with those entities, subject to new consideration of the higher fee rates proposed, the additional services to be provided by GEAM and the multiple sub-adviser structure.

The Board members also had an opportunity to discuss this information with GEAM managers (including representatives from the legal, compliance and finance departments, and investment personnel) and representatives of each of the sub-advisers. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning the proposed new structure.

In reaching their determinations relating to the approval of the amendments to the Fund's current advisory and subadvisory agreements and the proposed subadvisory agreements, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have

                                                                     (unaudited)

Advisory Agreement Renewal


attributed different weights to the various factors. In particular, the Board members focused on the following:

The nature, extent and quality of services expected to be provided.

The Board reviewed the services provided by GEAM and Palisade and those services expected to be provided by the proposed sub-advisers. The Board focused on its past experience with GEAM and Palisade and GEAM's report of its diligent review of the proposed sub-advisers, assisted by information provided by an independent consulting firm, which had been retained by GEAM at GEAM's expense, to assist in the proposed restructuring of the Fund and the selection of potential new sub-advisers.

In connection with their consideration of GEAM's services specifically, the Board members previously considered in detail the favorable attributes of GEAM. The Board noted GEAM's significant additional responsibilities associated with selecting and managing the new sub-advisers, assessing whether to retain or terminate any such sub-adviser, designing and supervising the Fund's new strategy of allocating assets among sub-advisers employing different management styles, including each sub-adviser's portfolio activities for compliance and cash allocation purposes, and other duties that would be required for a multiple sub-adviser structure. The Board expects that these additional services also will be of a high quality and should benefit the Fund.

With respect to each of the new sub-advisers, the Board believes the quality of the services is related in part to: (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments; and (iii) experienced professionals, including analysts, research professionals and portfolio managers with a depth of experience involving the types of strategies they manage.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided and expected to be provided by GEAM, Palisade and the proposed sub-advisers would be satisfactory, of high quality, and would have the potential to benefit the Fund.

Investment performance of the fund and sub-advisers.

The Board considered the investment performance of the Fund for various periods. In considering the proposed new structure, the Board focused on GEAM's proposed investment approach for the Fund and information provided by GEAM about the potential for the new structure to improve consistency of performance.

The Board reviewed detailed comparisons of performance information provided by each of Palisade and the proposed sub-advisers compared to relevant securities indices and peer groupings with respect to various periods noting that Palisade had experienced periods of underperformance, a substantial portion of which occurred in 2003, and that more recent performance had shown relative improvement. The Board noted that, prior to the executive session, it met with each proposed new sub-adviser and engaged in detailed discussions about its investment processes, focusing on the number and experience of portfolio management and supporting personnel, and its investment style and approach employed. The Board members discussed the extent to which the new sub-advisers expected investment approaches would be consistent with GEAM's articulated long-term approach and overall investment philosophy.

The Board then considered the proposed variety of investment styles, as represented by the combination of Palisade and the new sub-advisers, in the proposed multi-manager structure. The Board reviewed GEAM's presentation detailing each new sub-adviser's investment style, and noted that SouthernSun would represent a value style approach and GlobeFlex would represent a growth style approach to small-cap investments. The Board further noted that both Champlain and Palisade would represent a core style approach to small-cap investments. The Board engaged in a discussion with GEAM's management regarding the benefits to the Fund of employing several sub-advisers with different investing styles, noting that exposures to various investment styles can complement one another with respect to the Fund's overall performance, especially when one style is out of favor or excessively volatile.

Taking these factors into consideration, the Board, including the independent members, found the historical

                                                                     (unaudited)

Advisory Agreement Renewal


performance of the Fund and each of the proposed sub-advisers to be satisfactory.

Cost of the services to be provided and profits to be realized from the relationship with the fund.

The Board considered the cost of the services provided by GEAM. GEAM explained that pursuant to the Fund advisory agreement with GEAM, GEAM receives a management fee from the Fund. Under the current Fund advisory agreement with GEAM, the Fund is charged an annual management fee rate of 0.70% of its average daily net assets. Under the proposed amended Fund advisory agreement with GEAM, the Fund would be charged an annual management fee rate of 0.95% of its average daily net assets.

The Board reviewed actual and pro-forma information concerning GEAM's profitability from the fees and services provided to the Fund currently and, as proposed, and the financial condition of GEAM for various past periods. The Board members considered the profit margin information for GEAM's investment company business as a whole, as well as GEAM's profitability data for the Fund. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable and consistent across its business.

The Board members noted and discussed the additional services to be provided by GEAM to the Fund and noted the fact that GEAM, and not the Fund, would pay the sub-advisory fees to the multiple sub-advisers. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund and, as described above, recognized the additional services it would provide and costs it would incur under the new structure. The Board members also recognized that GEAM had made significant investments in its business and had not fully recovered the sums invested. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that the level of profitability achieved by GEAM from its relationship with the Fund was not unreasonable or excessive.

The Board reviewed the proposed increase in the management fee rate and noted that a substantial portion of the increase would be consumed by higher fee rates charged to GEAM by the various new sub-advisers, and the same likely would be true with respect to any sub-adviser that would replace a new sub-adviser if that change were to occur. The consensus of the Board was the GEAM's profitability from the fee rate increase would likely remain at a reasonable level.

The Board also considered that the proposed increase in fees to be paid to Palisade and the fees to be paid to each new sub-adviser had been negotiated at arm's-length, and that GEAM used its influence with respect to the total assets it proposes to be managed by each of the sub-advisers to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Fund's assets. Given the arm's- length nature of the initial arrangements, the Board did not examine the specific levels of profitability for each new sub-adviser. The Board noted that although the fee rate to be paid to Palisade would increase, the amount of assets to be managed by Palisade would decrease under the new structure and therefore the total fees paid to Palisade for services provided to the Fund was expected to be less than in prior periods.

The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale.

The Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board members also considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to Fund shareholders. The Board members recognized the benefits to the Fund of GEAM's past investment in its operations through the expenditure of significant sums to support its substantial infrastructure and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund's other operating expenses as a

                                                                     (unaudited)

Advisory Agreement Renewal


result of GEAM's large overall base of assets under management and its vendor management practices.

The Board also noted that certain of the proposed sub-advisers had agreed to modest break points in their fees for larger asset levels, whereas GEAM's proposed fee does not have a break point. The Board was comfortable that GEAM's general practice of being paid lower fee levels for a smaller asset base effectively results in an advance sharing of the economies of scale that may be enjoyed as the Fund grows, rather than specifying a higher rate fee for lower asset levels. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees because GEAM will pay Palisade and the new sub-advisers out of its advisory fee received from the Fund.

Comparison of services to be rendered and fees to be paid.

The Board discussed the services to be provided to the Fund by GEAM and the fees charged to the Fund for those services. The Board members reviewed information regarding the expected fee and expense ratio for the Fund and comparative information with respect to similar products. They discussed the Fund's figures, which were very competitive within applicable peer group range. The Board noted that the proposed advisory fee would only slightly exceed the Lipper peer group average. The Board's consensus was that this higher fee rate still compares favorably to the applicable peer group given the high quality of services and the multiple sub-adviser structure.

The Board also discussed the services provided to the Fund by Palisade and expected to be provided by the proposed sub-advisers and the fees charged to GEAM for those services. The Board members discussed that the proposed fees were competitive with applicable peer group averages. They noted that the increase in fees paid to Palisade would cause Palisade's compensation to be within the range of compensation paid to the proposed sub-advisers, which the Board understood to be appropriate in order to continue to retain Palisade as a sub-adviser of substantially decreased assets. The Board, including the independent Board members, concluded that, based on this information, the proposed advisory and sub-advisory fees would be reasonable in light of the services expected to be provided to the Fund.

Fall-out benefits.

The Board previously considered actual and potential financial benefits that GEAM may derive from its relationship with the Fund. The Board noted, however, that the Fund benefits from the vast array of resources available through GEAM, and the Fund represents only a small portion of the assets managed by GEAM. The Board also considered that there may be financial benefits that Palisade and the proposed sub-advisers derive from their relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees and expenses for the Fund.

Conclusion.

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the proposed amendments to the Fund's current advisory and subadvisory agreements and the new subadvisory agreements were in the best interests of the Fund and its shareholders.

                                                                     (unaudited)

Advisory Agreement Renewal

GE SMALL-CAP EQUITY FUND -- SPECIAL MEETING OF SHAREHOLDERS VOTING RESULTS

On August 6, 2008, the Trust held a special meeting of shareholders of the GE Small-Cap Equity Fund (the "Fund). Shareholders of record on June 12, 2008 were entitled to vote on the proposals. At the meeting, each of the following proposals was approved and the following votes were recorded:

PROPOSAL 1:

Approval of new sub-advisory agreement with the Fund's current sub-adviser and new sub-advisory agreements with each of the three proposed new sub-advisers, as follows:

A. a new sub-advisory agreement with the Fund's current sub-adviser, Palisade Capital Management LLC

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,604,460               49.43                 92.74
Against                            135,424                2.57                  4.82
Abstain                             68,488                1.30                  2.44
Total                            2,808,372               53.30                100.00


B. a new sub-advisory agreement with a proposed new sub-adviser, Champlain Investment Partners, LLC (under its current ownership)

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,578,363               48.93                 91.81
Against                            161,522                3.07                  5.75
Abstain                             68,488                1.30                  2.44
Total                            2,808,373               53.30                100.00


C. a new sub-advisory agreement with a proposed new sub-adviser, Champlain Investment Partners, LLC (after its ownership changes)

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,605,598               49.45                 92.78
Against                            133,019                2.52                  4.74
Abstain                             69,754                1.32                  2.48
Total                            2,808,371               53.30                100.00


D. a new sub-advisory agreement with a proposed new sub-adviser, GlobeFlex Capital, LP

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,602,136               49.38                 92.66
Against                            139,186                2.64                  4.96
Abstain                             67,051                1.27                  2.39
Total                            2,808,373               53.30                100.00

                                                                     (unaudited)

Advisory Agreement Renewal

E. a new sub-advisory agreement with a proposed new sub-adviser, SouthernSun Asset Management, Inc.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,592,280               49.20                 92.31
Against                            149,279                2.83                  5.32
Abstain                             66,813                1.27                  2.38
Total                            2,808,372               53.30                100.00


PROPOSAL 2:

Approval of an amendment to the Investment Advisory and Administration Agreement to increase the management fee rate paid by the Fund to GE Asset Management Incorporated ("GEAM"), the Fund's investment adviser, and to reflect various additional responsibilities related to a fund with multiple sub-advisers.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,037,840               38.67                 72.56
Against                            694,121               13.17                 24.72
Abstain                             76,410                1.45                  2.72
Total                            2,808,371               53.30                100.00


PROPOSAL 3:

Approval of the use of a "manager of managers" arrangement whereby GEAM, as the Fund's investment adviser, under certain circumstances, will be able to hire and replace sub-advisers to the Fund without obtaining shareholder approval.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,136,159               40.54                 76.06
Against                            606,131               11.50                 21.58
Abstain                             66,082                1.25                  2.35
Total                            2,808,372               53.30                100.00


PROPOSAL 4:

Approval of the amendment of each of the following fundamental investment policies of the Fund:

A. To amend the Fund's investment policies on senior securities.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,521,770               47.86                 89.79
Against                            205,568                3.90                  7.32
Abstain                             81,035                1.54                  2.89
Total                            2,808,373               53.30                100.00

                                                                     (unaudited)

Advisory Agreement Renewal

B. To amend the Fund's investment policy on real estate investments.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,575,515               48.88                 91.71
Against                            159,482                3.03                  5.68
Abstain                             73,375                1.39                  2.61
Total                            2,808,372               53.30                100.00


C. To amend the Fund's investment policy on making loans.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,517,144               47.77                 89.63
Against                            210,249                3.99                  7.49
Abstain                             80,980                1.54                  2.88
Total                            2,808,373               53.30                100.00


D. To amend the Fund's investment policy on borrowing.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,506,780               47.57                 89.26
Against                            228,354                4.33                  8.13
Abstain                             73,240                1.39                  2.61
Total                            2,808,374               53.30                100.00


E. To amend the Fund's investment policy on diversification.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,599,465               49.33                 92.56
Against                            135,668                2.57                  4.83
Abstain                             73,240                1.39                  2.61
Total                            2,808,373               53.30                100.00


F. To amend the Fund's investment policy on commodities.

                                                   % of Outstanding         % of Shares
                               No. of Shares        Shares/Dollars            Present
-------------------------------------------------------------------------------------------
Affirmative                      2,585,395               49.07                 92.06
Against                            149,518                2.84                  5.32
Abstain                             73,461                1.39                  2.62
Total                            2,808,374               53.30                100.00

Additional Information

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and officers of the Funds is set forth below.

INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  59

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GEAM since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   51

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board and President of GE
Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of Elfun Foundation; Treasurer, GE Foundation; Director, GE Asset Management (Ireland) Limited, since February 1999; Director, GE Asset Management Funds Plc, GE Asset Management Canada Company, GE Asset Management Limited, and GE Volunteers.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  47

POSITION(S) HELD WITH FUND  Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS from February 1997 to July 2007; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds, GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President from October 2003 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  51

Additional Information

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Institutional Funds, GE LifeStyle Funds, Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since July 2007. Director of GE Investment Funds, Inc. since July 2007.

--------------------------------------------------------------------------------
SCOTT H. RHODES

--------------------------------------------------------------------------------

ADDRESS   c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- three years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller -- Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
JEANNE M. LA PORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  43

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- four years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and Deputy General Counsel at GE Asset Management since October 2007; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Assistant Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital since 2006; Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Diocesan of Brooklyn & Queens since 2001; Gregorian University Foundation Since 1994.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  72

POSITION(S) HELD WITH FUND  Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 14 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  43

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.

-----------
The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team

PORTFOLIO MANAGER BIOGRAPHIES

The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

GEORGE A. BICHER is a Senior Vice President of GE Asset Management. Mr. Bicher is the Director of the U.S. Equity Research Team and a portfolio manager for the GE U.S. EQUITY FUND. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management, he served in a number of positions at Deutsche Banc Alex Brown since 1994.

DAVID B. CARLSON is the Chief Investment Officer -- U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is a portfolio manager for the GE PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

MICHAEL J. CAUFIELD is a Senior Vice President of GE Asset Management. He is portfolio manager of the GE TAX-EXEMPT FUND and has served in that capacity since October 2000. Mr. Caufield joined GE Asset Management in 1987 as Vice President, Manager of Fixed Income Research & Analysis and was promoted to Senior Vice President in 1994.

PAUL M. COLONNA is a Director and President-Fixed Income at GE Asset Management. Since January 2005, he has led the team of portfolio managers for the GE FIXED INCOME FUND and the GE SHORT-TERM GOVERNMENT FUND and has been responsible for the fixed income portion of the GE STRATEGIC INVESTMENT FUND. He has served on the portfolio management team for the GE GOVERNMENT SECURITIES FUND since February 2000. Prior to joining GE Asset Management in February 2000. Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

JAMES C. GANNON is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since December 2000. Since joining GE Asset Management in 1995, Mr. Gannon served in various positions at GE Asset Management including Trade Operations Specialist in fixed income, and became an Assistant Portfolio Manager in February 2003.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the GE U.S. EQUITY FUND and the GE CORE VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the GE FIXED INCOME FUND, GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

ROBERT JASMINSKI is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE GLOBAL EQUITY FUND since September 2004. More recently, he was appointed co-manager for this Fund. Mr. Jasminski joined GE Asset Management in 1993 as a Fixed Income Specialist and has been an International Equity Analyst and an International Small-Cap portfolio manager since 1998.

MARK H. JOHNSON is a Senior Vice President of GE Asset Management and Senior Portfolio Manager of Structured Products. He has been a member of the portfolio management team for the GE FIXED INCOME FUND and GE GOVERNMENT SECURITIES FUND since September 2007. Mr. Johnson joined GE in 1998 in its Employers Reinsurance Corporation as a taxable income portfolio manager. Mr. Johnson joined GE Asset Management as a Vice President and Portfolio Manager in 2002 and

Investment Team
became a Senior Vice President and Senior Portfolio Manager of Structured Products in 2007.

RALPH R. LAYMAN is a Director and President -- International Equities at GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the GE INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the GE STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became and Executive Vice President in 1992 and President -- International Equities in March 2007.

THOMAS LINCOLN is a Senior Vice President of GE Asset Management. Mr. Lincoln has served on the portfolio management teams for the GE U.S. EQUITY FUND and GE STRATEGIC INVESTMENT FUND since May 2007. Mr. Lincoln joined GE Asset Management in 1994 as a financial analyst in domestic equities. Mr. Lincoln became part of the investment management team for domestic equities at GEAM in 1997 and a portfolio manager for domestic equities in 2003.

MICHAEL E. MARTINI is a Vice President of GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since joining GE Asset Management in March of 2008. Prior to joining GE Asset Management, Mr. Martini was a Vice President at Ceres Capital Partners LLC, where he worked at the firm's treasury desk from March 2006 to January 2008, and a Senior Vice President at Pacific Investment Management Company (PIMCO) from 1996 to 2004, where he was a portfolio manager at the firm's money market/short-term desk.

ANDREW A. MASELLI is an Assistant Portfolio Manager at GE Asset Management. He has served on the portfolio management team for the GE MONEY MARKET FUND since April 2003. Mr. Maselli joined GE Asset Management in 1998 as a data integrity analyst in trade operations, where he held various positions both in equities and fixed income support. In 2002, he was promoted to Senior Trade Support Specialist working on the short-term desk and became an Assistant Portfolio Manager in June 2005.

DAIZO MOTOYOSHI is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the GE GLOBAL EQUITY FUND since September 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a global equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Motoyoshi held positions at Alliance Capital Management and Ernst & Young.

PAUL NESTRO is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the International Equities group.

JAMES F. PALMIERI is a Vice President of GE Asset Management. Since March 2006, he has managed the mortgage-backed securities sector for the GE FIXED INCOME FUND. Prior to joining GE Asset Management in March 2006, Mr. Palmieri was a Director of Investments for Constitution Corporate Federal Credit Union from February 2005 to March 2006 and a Portfolio Manager for CIGNA Investment Management from January 2000 to February 2005.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Senior Vice President of GE Asset Management. She has served on the portfolio management team for the GE FIXED INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the GE U.S. EQUITY FUND since January 2001 and for the GE CORE VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as

Investment Team
an Equity Analyst and has been a portfolio manager since 1987.

CHITRANJAN SINHA is a Vice President and senior quant analyst at GE Asset Management. He has served on the portfolio management team for GE GOVERNMENT SECURITIES FUND and GE SHORT-TERM GOVERNMENT FUND since September 2007. Mr. Sinha joined GE Asset Management in 1997 and has held a variety of research and strategy positions at GE Asset Management.

MICHAEL J. SOLECKI is the Co-Chief Investment Officer -- International Equities at GE Asset Management. He has served as a portfolio manager of the GE INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and President -- U.S. Equities at GE Asset Management. She is vested with Oversight Authority for determining Asset Allocations for the GE STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice
President -- U.S. Equities in 1991, Senior Vice President -- International Equities in 1995, President -- Investment Strategies in July 2006 and President -- U.S. Equities in June 2007.

MAKOTO SUMINO is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the GE INTERNATIONAL EQUITY FUND since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

LEWIS TATANANNI is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the GE FIXED INCOME FUND since December 2007. Mr. Tatananni joined GE Asset Management in October 2002 and was responsible for executing the interest rate derivative hedging programs for GE Asset Management's insurance clients. Mr. Tatananni joined GE in 1999 as an associate at GE Capital Treasury and was responsible for debt origination and derivative execution.

DIANE M. WEHNER is a Senior Vice President of GE Asset Management. She has been a portfolio manager of the GE STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

JACK FEILER is a portfolio manager of GE SMALL-CAP EQUITY FUND and President and Chief Investment Officer of Palisade Capital Management, L.L.C. (Palisade). Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the GE SMALL-CAP EQUITY FUND since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President -- Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager at Palisade Capital Management L.L.C. (sub-adviser). Mr. Schwartz joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Veru is a managing member and Co-Investment Officer of Palisade Capital Management L.L.C (sub-adviser). Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1986

Investment Team
through 1992. Mr. Veru graduated from Franklin Marshall College.

Effective October 1, 2008, in addition to the portfolio managers from Palisade, the following persons will manage portions of the GE SMALL-CAP EQUITY FUND:

SCOTT T. BRAYMAN, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Brayman is the Managing Partner and Chief Investment Officer at Champlain Investment Partners, LLC ("Champlain") and has more than 22 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

ROBERT J. ANSLOW, JR., is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Anslow is the Managing Partner and Chief Investment Officer responsible for all portfolio management and research activities at GlobeFlex Capital, LP ("GlobeFlex") and has more than 26 year of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nichlolas-Applegate Capital Management ("Nicholas-Applegate") from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee's Retirement System (CalPERS) and BayBanks Investment Management of Boston.

MICHAEL W. COOK, CFA, is a portfolio manager of GE SMALL-CAP EQUITY FUND. Mr. Cook, who has more than 20 years of investment management experience, is the Chief Executive Officer and Chief Investment Officer at SouthernSun Asset Management, Inc. ("SouthernSun") and is responsible for all portfolio management activities for the firm. Prior to founding SouthernSun in 1989, Mr. Cook was a portfolio manager/analyst at Street Capital Management from 1986 to 1988, and was an account executive at Merrill Lynch from 1985 to 1986.

Investment Team

TRUSTEES

Michael J. Cosgrove
John R. Costantino
William J. Lucas
Matthew J. Simpson
Robert P. Quinn

SECRETARY

Jeanne M. La Porta

ASSISTANT SECRETARY

Joseph A. Carucci
Joon Won Choe

TREASURER

Scott H. Rhodes

ASSISTANT TREASURER

Scott R. Fuchs

Christopher M. Isaacs

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland III, President & Chief Executive Officer

Daniel O. Colao, EVP, Chief Financial Officer

Paul M. Colonna, President & Chief Investment Officer -- Fixed Income

Michael J. Cosgrove, President and Chief Executive
Officer -- Mutual Funds & Intermediary Business

Kathryn D. Karlic, President -- Institutional Sales and Marketing

Ralph R. Layman, President & Co-Chief Investment Officer -- International
Equities

Matthew J. Simpson, EVP, General Counsel and Secretary

Judith M. Studer, President -- U.S. Equities

Donald W. Torey, President -- Alternative Investments

John J. Walker, EVP, Chief Operating Officer

David W. Wiederecht, President -- Investment Strategies



INVESTMENT ADVISER AND ADMINISTRATOR

GE Asset Management Incorporated
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR

GE Investment Distributors, Inc
Member FINRA and SIPC

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PNC Global Investment Servicing
GE Mutual Funds
P.O. Box 9838
Providence, RI 02940

CUSTODIAN

State Street Bank & Trust Company



At GE Asset Management, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

                      [This page intentionally left blank.]

GE FUND'S BRIGHTEST STARS




                                                                  AVERAGE ANNUAL TOTAL RETURNS**
                                                        -------------------------------------------------
                                          INCEPTION       ONE      THREE      FIVE      TEN       SINCE     MORNINGSTAR(TM)***
AS OF 9/30/08                               DATE*        YEAR      YEARS     YEARS     YEARS    INCEPTION     OVERALL RATING
------------------------------------------------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS

------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund Class Y                11/29/93     (17.65)%    2.35%     5.31%     4.33%       8.73%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Global Equity Fund Class R               1/29/08         --        --        --        --      (18.36)%         ****
------------------------------------------------------------------------------------------------------------------------------
GE Global Equity Fund Class Y              11/29/93     (25.07)%    5.09      9.00%     5.76%       6.44%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class A            9/8/93     (15.86)%    3.47%     6.60%     4.96%       8.77%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class B            9/8/93     (16.42)%    2.71%     5.83%     4.33%       8.38%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class C           9/30/99     (16.45)%    2.72%     5.82%       --        1.95%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class R           1/29/08         --        --        --        --       (8.39)%         ****
------------------------------------------------------------------------------------------------------------------------------
GE Core Value Equity Fund Class Y           1/05/98     (15.56)%    4.17%     7.08%     5.33%       5.32%          *****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class A      12/31/96     (14.92)%    0.58%     3.39%     4.55%       6.79%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class B      12/31/96     (15.55)%   (0.17)%    2.62%     4.08%       6.38%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class R       1/29/08         --        --        --        --       (6.26)%         ****
------------------------------------------------------------------------------------------------------------------------------
GE Premier Growth Equity Fund Class Y      12/31/96     (14.71)%   (0.82)%    3.65%     4.81%       7.05%          ****
------------------------------------------------------------------------------------------------------------------------------
GE International Equity Fund Class C        9/30/99     (27.86)%    4.51%    11.26%       --        1.41%          ****
------------------------------------------------------------------------------------------------------------------------------
GE International Equity Fund Class R        1/29/08         --        --        --        --      (21.62)%         ****
------------------------------------------------------------------------------------------------------------------------------
GE International Equity Fund Class Y         3/2/94     (27.19)%    5.57%    12.36%     4.51%       4.99%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Strategic Investment Fund Class R        1/29/08         --        --        --        --      (11.40)%         ****
------------------------------------------------------------------------------------------------------------------------------
GE Strategic Investment Fund Class Y       11/29/93     (16.65)%    3.35%     5.46%     5.48%       7.84%          ****
------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------
GE Fixed Income Class Y                    11/29/93       0.89%     3.12%     2.99%     4.48%       5.33%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Short-Term Government Fund Class Y        3/2/94       4.14%     4.36%     3.10%     4.24%       4.84%          ****
------------------------------------------------------------------------------------------------------------------------------
GE Tax Exempt Fund Class Y                  9/26/97      (0.65)%    1.61%     1.83%     3.96%       4.26%          ****
------------------------------------------------------------------------------------------------------------------------------


     * Commencement of operations

    ** These returns do not reflect the impact of any loads or redemption fees, which are reflected in the MD&A.

   *** The GE U.S. Equity Fund Class Y was rated among 1719, 1353 and 667 Large
       Blend Funds for the three, five and ten-year periods, respectively.

       The GE Global Equity Fund Class R was rated among 485, 401 and 216 World Stock Funds for the three, five and ten-year periods, respectively.

       The GE Global Equity Fund Class Y was rated among 485, 401 and 216 World Stock Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class A was rated among 1719, 1353 and 667 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class B was rated among 1719, 1353 and 667 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class C was rated among 1719, 1353 and 667 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class R was rated among 1719, 1353 and 667 Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Core Value Equity Fund Class Y was rated among 1719, 1353 and 667 Large Blend Funds for the three, five and ten-year periods, respectively.

GE FUND'S BRIGHTEST STARS



       The GE Premier Growth Equity Fund Class A was rated among 1489, 1222 and 590 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class B was rated among 1489, 1222 and 590 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class R was rated among 1489, 1222 and 590 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE Premier Growth Equity Fund Class Y was rated among 1489, 1222 and 590 Large Growth Funds for the three, five and ten-year periods, respectively.

       The GE International Equity Fund Class C was rated among 557, 453 and 239 Foreign Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE International Equity Fund Class R was rated among 557, 453 and 239 Foreign Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE International Equity Fund Class Y was rated among 557, 453 and 239 Foreign Large Blend Funds for the three, five and ten-year periods, respectively.

       The GE Strategic Investment Fund Fund Class R was rated among 944, 723 and 427 Moderate Allocation Funds for the three, five and ten-year periods, respectively.


       The GE Strategic Investment Fund Fund Class Y was rated among 944, 723 and 427 Moderate Allocation Funds for the three, five and ten-year periods, respectively.

       The GE Fixed Income Fund Class Y was rated among 984, 848 and 456 Intermediate-Term Bond Funds for the three, five and ten-year periods, respectively.

       The GE Short-Term Government Fund Class Y was rated among 147, 140 and 105 Short Government Funds for the three, five and ten-year periods, respectively.

       The GE Tax-Exempt Fund Class Y was rated among 231, 211 and 129 Muni National Interm Funds for the three, five and ten-year periods, respectively.

Past performance is no guarantee of future results. (C)2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morning Rating metrics.

       The GE U.S. Equity Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Global Equity Fund Class R received five stars for the three year period, four stars for the five year period and three stars for the ten year period.

       The GE Global Equity Fund Class Y received five stars for the three year period, four stars for the five year period and three stars for the ten year period.

       The GE Core Value Equity Fund Class A received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Core Value Equity Fund Class B received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Core Value Equity Fund Class C received five stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Core Value Equity Fund Class R received five stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Core Value Equity Fund Class Y received five stars for the three year period, five stars for the five year period and four stars for the ten year period.

GE FUND'S BRIGHTEST STARS



       The GE Premier Growth Equity Fund Class A received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

       The GE Premier Growth Equity Fund Class B received three stars for the three year period, three stars for the five year period and four stars for the ten year period.

       The GE Premier Growth Equity Fund Class R received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

       The GE Premier Growth Equity Fund Class Y received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

       The GE International Equity Fund Class C received five stars for the three year period, four stars for the five year period and two stars for the ten year period.

       The GE International Equity Fund Class R received five stars for the three year period, five stars for the five year period and two stars for the ten year period.

       The GE International Equity Fund Class Y received five stars for the three year period, five stars for the five year period and three stars for the ten year period.

       The GE Strategic Investment Fund Class R received four stars for the three year period, three stars for the five year period and four stars for the ten year period.

       The GE Strategic Investment Fund Class Y received four stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Fixed Income Fund Class Y received four stars for the three year period, four stars for the five year period and three stars for the ten year period.

       The GE Short-Term Government Fund Class Y received three stars for the three year period, four stars for the five year period and four stars for the ten year period.

       The GE Tax-Exempt Fund Class Y received three stars for the three year period, three stars for the five year period and five stars for the ten year period.

RATINGS FOR OTHER GE FUNDS OR OTHER CLASSES OF SHARES MAY BE DIFFERENT. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The l Morning Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics.

BEFORE INVESTING IN A GE FUND, YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE FUND. FOR A FREE COPY OF A FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.GEFUNDS.COM OR CALL 1-800-242-0134. PLEASE READ THE FUND PROSPECTUS CAREFULLY BEFORE YOU INVEST.

GE Investment Distributors, Inc., Member FINRA and SIPC, is a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the GE Funds.

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
P.O. Box 7900
Stamford, CT 06904-7900

www.gefunds.com

                                  ------------

                                    Presorted
                                    STANDARD
                                  U.S. Postage
                                      Paid
                                    Newark NJ
                                   Permit 744


                                  ------------


--------------------------------------------------------------------------------

SHAREHOLDER INQUIRIES

--------------------------------------------------------------------------------

Please contact your financial advisor, or if you receive account statements directly from GE Funds, call (800) 242-0134. Telephone representatives are available from 8:30 am to 8:00 pm. Correspondence can be mailed to:

GE MUTUAL FUNDS
C/O PNC GLOBAL INVESTMENT SERVICING
P.O. BOX 9838
PROVIDENCE, RI 02940

Also, visit us on the web at http://www.gefunds.com.


Y SHARE CLASS INVESTORS:
Contact your designated GE Asset Management account representative.

401(K) PLAN INVESTORS:
Call your company's designated plan number.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds website at http://www.gefunds.com; and (iii) on the Commissions website at http://www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC - information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                                  GEF-2 (3/08)     903105

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds website at http://www.gefunds.com; and (ii) on the Commissions website at http://www.sec.gov.



                                                  GEF-2 (3/08)     903105

        THIS DOES NOT CONSTITUTE A PART OF THE FUNDS' SHAREHOLDER REPORT


(GE LOGO)


ITEM 2. CODE OF ETHICS.

Please refer to the Code of Ethics included in the following link: www.ge.com/files/usa/en/commitment/social/integrity/downloads/english.pdf


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that both John R. Costantino and William J. Lucas are designated as audit committee financial experts for the Funds; and further that it is the finding of the Boards that Messrs. Costantino and Lucas, the audit committee financial experts, qualify as being 'independent' pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provide by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $231,400 in 2007 and $242,800 in 2008.

(b)	AUDIT RELATED FEES.  There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit for the Registrant during the Reporting Periods.

(c)	TAX FEES.  There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d)	ALL OTHER FEES.   There were no fees billed for products and services
provided by the Auditor, other than the services reported in paragraphs
(a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)	(1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE Funds (the "Funds") Board of
Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Fund's independent accountants/auditors (the "Auditor"). As part of this responsibility and to ensure that the Auditor's independence is not impaired, the Audit Committee
(1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds' investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds' operations or financial reporting, in accordance with the Audit Committee Charter. Following are excerpts from the Audit Committee Charter that sets forth the pre-approval policies and procedures:

1.	Selection and Pre-Approval of Auditor and Approval of Fees.
(i)	The Audit Committee shall pre-approve the selection of the Auditor and shall recommend for ratification the selection, retention or termination of the Auditor by the full Board, including the independent Trustees/Directors, and, in connection therewith, shall evaluate the independence of the Auditor, including: (i) an evaluation of whether the Auditor provides any consulting services to the Fund's investment adviser and the extent to which the Auditor provides non-audit services to the Fund's investment adviser and certain other affiliated service providers as defined in Section 2(f) below, which services are not subject to the pre-approval requirements set forth in Section 4 below;
(ii) an evaluation of the extent to which the Auditor has any relationships with the Fund or its affiliated persons that are brought to the attention of the Audit Committee by the Auditor in accordance with applicable standards of the Independence Standards Board ("ISB"), because, in the Auditor's professional judgment, such relationships may reasonably be thought to bear on the Auditor's independence with respect to the Fund; and (iii) monitoring the Auditor's compliance with respect to the rotation requirements for the lead and coordinating partners having primary responsibility for the Fund's audits and any partner responsible for the reviewing the Fund's audits.
The Audit Committee shall review the Auditor's specific representations as to its independence.
(b)	The Audit Committee shall pre-approve and review the fees charged by the Auditor for audit and non-audit services to be provided to the Fund and certain affiliated service providers (as defined in Section 2(f) below) in accordance with the pre-approval requirements set forth in Section 4 below.
The Fund shall provide for appropriate funding, as determined by the Audit Committee, to compensate the Auditor for any authorized service provided to the Fund.
2.	Meetings with the Auditor.   The Audit Committee shall meet with the
Auditor, including private meetings, prior to the commencement of substantial work on the audit and following the conclusion of the audit, as well as such other times as the Audit Committee shall deem necessary or appropriate. The Auditor shall report directly to the Audit Committee. The Auditor shall report at least annually, concerning the following and other pertinent matters:
(a)	to review the arrangements for and scope of the annual audit and any special audits;
(b)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, all critical accounting policies and practices to be used;
(c)	to discuss any matters of concern relating to the Fund's financial statements, including: (i) any adjustments to such statements recommended by the Auditor, or other results of said audit(s), and (ii) any alternative treatments of financial information within GAAP that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditor;
(d)	to provide the Auditor the opportunity to report to the Audit
Committee, on a timely basis, any material written communication between the Auditor and Fund management, such as any management letter or schedule of unadjusted differences;
(e)	to discuss the opinion the Auditor has rendered regarding the Fund's financial statements;
(f)	to report all non-audit services that do not require Audit Committee pre-approval and are provided to certain affiliated persons of the Fund, including: (1) the Fund's investment adviser or sub-advisers (but excluding any investment sub-adviser whose role is primarily portfolio management and is overseen by the investment adviser), (2) the Fund's principal underwriter, and (3) any entity controlling, controlled by, or under common control with the investment adviser or principal underwriter, that provides "ongoing" services to the Funds in accordance with the pre-approval requirements of paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X (each, a "Covered Affiliate" and collectively, "Covered Affiliates");
(g)	to review, in accordance with current standards of ISB, all
relationships between the Auditor and the Fund or its affiliated persons that, in the Auditor's professional judgment, may reasonably be thought to bear on its independence, and to confirm, in light of such information, whether the Auditor believes, in its professional judgment, that it may properly serve as independent accountants/auditors with respect to the Fund;
(h)	to consider the Auditor's comments with respect to the Fund's financial policies, procedures and internal accounting controls and responses thereto by the Fund's officers and Fund management, as well as other personnel;
(i)	to investigate any improprieties or suspected improprieties in the operations of the Fund to the extent necessary or appropriate in light of any internal investigations by the Fund's officers and/or by officers or employees of the Fund management of such improprieties;
(j)	to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and their financial reporting;
(k)	to report on the Fund's qualification under Subchapter M of the Internal
Revenue Code, amounts distributed and reported to shareholders for Federal tax purposes and the Fund's tax returns; and
(l)	to provide the Auditor the opportunity to report on any other matter that the Auditor deems necessary or appropriate to discuss with the Audit Committee.
	If the Auditor's report on the above-listed (and other pertinent) matters is not made in person to the Audit Committee within 60 days following the end of the Fund's fiscal year, the Auditor shall deliver a written report to the Audit Committee concerning these matters within such 60 day period.
3.	Change in Accounting Principles.  The Audit Committee shall consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Auditor or the Fund's officers.
4.	Pre-Approval of Audit Related Services and Permissible Non-Audit
Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

5.	Prohibited Activities of the Auditor.  The Audit Committee shall confirm with the Auditor that it is not performing contemporaneously (during the audit and professional engagement period) non-audit services for the Fund that the Audit Committee believes may taint the independence of the Auditor.
The Auditor will be responsible for informing the Audit Committee of whether it believes that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

(2) PERCENTAGE OF SERVICES IN PARAGRAGHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during 2007 or 2008 for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f)	Not applicable.

(g)	NON-AUDIT FEES.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $0 in 2007 and $0 in 2008.

(h)	AUDITOR INDEPENDENCE. There were no non-audit services rendered to
Service Affiliates that were not pre-approved.


ITEM 5. Audit Committee of Listed Registrants

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino,
William J. Lucas and Robert P. Quinn.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Scott Rhodes as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL ELECTRIC FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 09, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE FUNDS

Date:  December 09, 2008

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE FUNDS

Date:  December 09, 2008

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the